UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08282

Loomis Sayles Funds I

(Exact name of Registrant as specified in charter)

399 Boylston Street, Boston, Massachusetts 02116

(Address of principal executive offices) (Zip code)

Coleen Downs Dinneen, Esq.

NGAM Distribution, L.P.

399 Boylston Street

Boston, Massachusetts 02116

(Name and address of agent for service)

Registrant’s telephone number, including area code: (617) 449-2810

Date of fiscal year end: September 30

Date of reporting period: September 30, 2013

Item 1.	Reports to Stockholders.

The Registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

Loomis Sayles Small Cap Growth Fund

Loomis Sayles Small Cap Value Fund

Annual Report

September 30, 2013

Portfolio Review	1
Portfolio of Investments	15
Financial Statements	29
Notes to Financial Statements	37

LOOMIS SAYLES SMALL CAP GROWTH FUND

Managers	Symbols
Mark F. Burns, CFA	Institutional Class	LSSIX
John J. Slavik, CFA	Retail Class	LCGRX
	Class N	LSSNX

Objective

Long-term capital growth from investments in common stocks or other equity securities

Strategy

The fund normally will invest at least 80% of its net assets in equity securities of companies with market capitalizations that fall within the capitalization range of the Russell 2000® Index or is $3 billion or less at the time of investment. Unlike the Index, the fund may invest in companies of any size.

The fund may invest any portion of its assets in Canadian securities and up to 20% of assets in other foreign securities, including emerging markets securities.

Market Conditions

Despite rising interest rate concerns, conflict in Syria and disappointing economic growth, equity markets were strong during the 12-month period. Small-cap companies posted particularly robust results, generally outperforming their mid- and large-cap counterparts. As a result of the strong returns in the small cap universe, stock valuations have trended much higher.

Performance Results

For the 12 months ended September 30, 2013, Institutional Class shares of Loomis Sayles Small Cap Growth Fund returned 37.45%. The fund outperformed its benchmark, the Russell 2000® Growth Index, which returned 33.07%.

Explanation of Fund Performance

Almost all of the fund’s outperformance was due to stock selection, particularly in the financials, energy and healthcare sectors. The consumer staples and information technology sectors detracted slightly from performance.

A position in Financial Engines, a provider of investment advice to 401(k) plan participants using a quantitative model developed by Nobel Laureate Bill Sharpe, was the top contributor to fund performance. The company reported steadily increasing adoption rates during the year. In addition, Aegerion Pharmaceuticals, a biotech company focused on therapies for cardiovascular and metabolic diseases, was a top-performing stock. The company launched its cholesterol drug during the period, and patient usage continued to accelerate with low discontinuation rates. The drug’s price also increased, eliminating

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tiered pricing. Another top contributor to performance was Wageworks, a leading on-demand provider of tax-advantaged programs for consumer-directed health, commuter and other employee spending account benefits in the United States. The company reported strong results, raised its organic growth target for the year and continued to execute strategic acquisitions that further augment growth. The Affordable Care Act, which has increased the role of consumer- and employee-driven benefits, also helped the stock’s performance.

An out-of-index position in Allot Communications, which designs and develops broadband service optimization solutions to help carriers track and bill usage, was the largest individual detractor from relative performance, lagging on near-term business trend concerns. Specifically, carriers have been hesitant to spend in the face of macroeconomic uncertainty. Given the customer concentration that comes with doing business in this industry, these spending hesitations quickly and significantly affected orders. This triggered our stop loss, and we sold the position. In addition, NuVasive, maker of a minimally invasive spine surgery device, detracted from performance. Due to weak procedure growth and pricing pressure, the company reported disappointing earnings and poor forward guidance. The market’s negative reaction triggered our stop loss, and we sold the position. A position in Nektar Therapeutics, a drug delivery technology company, also detracted from results. Mixed phase-three trial results for an important pipeline drug caused a selloff in the stock, which triggered our stop loss. We exited the position.

Outlook

We continue to estimate earnings growth in the mid single-digit range this year and next. While margin expansion from recessionary lows has largely played out, the evidence tends to support our view that margins should remain healthy in an environment of moderate but steady gross domestic product (GDP) growth. Dividends are expected to grow at a double-digit rate in 2013 and likely in 2014 as well. The potential for dividend growth and moderately higher equity prices could provide equity investors with two opportunities over time. While the Fed has refrained from tapering its monthly bond-buying purchases, known as quantitative easing (QE) for now, investors should prepare for an eventual return to a more normal interest rate environment with a federal funds rate above the zero lower bound. If yields normalize gradually, on the basis of improved economic growth with contained inflation, equity investors should be able to adjust to the changing environment and use periodic average corrections as opportunities to add to favored positions.

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LOOMIS SAYLES SMALL CAP GROWTH FUND

Cumulative Performance — September 30, 2003 through September 30, 2013(b)(c)

Average Annual Total Returns — September 30, 2013(b)

	1 year	5 years	10 years	Since Class N Inception

Institutional Class (Inception 12/31/96)	37.45%	15.05%	11.86%	—%
Retail Class (Inception 12/31/96)	37.05	14.73	11.56	—
Class N (Inception 2/1/13)	—	—	—	30.37
Comparative Performance
Russell 2000® Growth Index(a)	33.07	13.17	9.85	23.08

Past performance does not guarantee future results. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. Unlike a fund, an index is not managed and does not reflect fees and expenses.

NOTES TO CHARTS

(a)	See page 7 for a description of the index.

(b)	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

(c)	The mountain chart is based on the initial minimum of $100,000 for the Institutional Class.

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LOOMIS SAYLES SMALL CAP VALUE FUND

Managers	Symbols
Joseph R. Gatz, CFA	Institutional Class	LSSCX
Jeffrey Schwartz, CFA	Retail Class	LSCRX
	Admin Class	LSVAX
	Class N	LSCNX

Objective

Long-term capital growth from investments in common stocks or other equity securities

Strategy

The fund normally will invest at least 80% of its net assets in equity securities of companies with market capitalizations that fall within the capitalization range of the Russell 2000® Index or is $3 billion or less at the time of investment. Unlike the Index, the fund may invest in companies of any size.

The fund may invest up to 20% of its assets in securities of foreign issuers, including emerging market securities.

Market Conditions

Large- and small-cap U.S. equities in the growth and value styles delivered strong returns for the 12-month period. Overall, small-cap stocks outpaced large-cap stocks, and growth styles measurably exceeded value. Economically sensitive sectors, including consumer discretionary, industrials and information technology, were the performance leaders in the small-cap universe. Slower-growing, high-dividend-yielding sectors and industries, including utilities and real estate investment trusts, generally lagged. Higher valuations and a return of equity fund inflows helped drive market returns higher. In addition, monetary policy remained accommodative, which encouraged investors to hold stocks and other riskier assets, as yields on U.S. Treasuries and other fixed-income securities remained low.

Performance Results

For the 12 months ended September 30, 2013, Institutional Class shares of Loomis Sayles Small Cap Value Fund returned 29.82%. The fund outperformed its benchmark, the Russell 2000® Value Index, which returned 27.04%.

Explanation of Fund Performance

Both sector allocation and stock selection were important drivers of performance. Sector allocation was positive, primarily due to an overweight position in the industrials sector, which was the benchmark’s second-best performing sector for the period. The fund also had underweight positions in financials and utilities, two of the weakest performing sectors in the index. Stock selection was also positive, with significant outperformance in the energy, utilities and financials sectors offsetting weaker results in consumer discretionary. The utilities sector posted a strong showing due to favorable stock selection in the gas and electric utilities industries and lack of exposure to the poor-performing independent power producers industry.

Within the industrials sector, which was the fund’s top-contributing sector, an emphasis on energy infrastructure-related investments contributed to results. Specifically, positions in Primoris, a provider of engineering and pipeline construction services; H&E Equipment

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LOOMIS SAYLES SMALL CAP VALUE FUND

Services, a distributor of heavy construction and industrial equipment in the Gulf Coast region and DXP Enterprises, a distributor of industrial equipment and parts and service in the Gulf Coast region, aided performance. In addition, a position in Euronet Worldwide, a provider of electronic transaction processing solutions to financial institutions and mobile telephone operators, was the fund’s top contributor for the period. The company reported strong earnings growth throughout the 12 months, primarily due to solid growth in ATMs from European banks seeking outsourcing solutions, improved money transfer volumes and new electronic payment applications outside the core mobile telephone offering.

A position in EPL Oil & Gas, an independent oil and gas exploration and production company, also contributed to results. Recent acquisitions that led to higher oil production and expanded inventory reserves allowed the company to experience strong cash flow and earnings growth. The fund also benefited from owning shares of MarketAxess Holdings, a provider of electronic trading platforms for U.S. and international corporate bonds, which outperformed due to higher trading volumes associated with rising long-term interest rates. In addition, the company’s strategic alliance with BlackRock, an acquisition in Europe and opportunities in the high-yield, emerging markets and credit default swap businesses all improved the outlook and supported a higher valuation.

Consumer discretionary was the benchmark’s top-performing sector, but our stock selection did not keep pace with the benchmark’s strong sector return for the year. Laggards included several retailers, such as Genesco, which was an overweight relative to the index, and an out-of-index position in Sally Beauty, where sales trends moderated due to diminished consumer spending patterns. Outside the consumer discretionary sector, a position in Impax Labs, a developer of branded and generic pharmaceuticals, detracted from performance. Shares declined following an adverse FDA inspection of a manufacturing facility, and we eliminated the position. In addition, DFC Global, a provider of consumer loans and check cashing services in North America and Europe, weighed on results. Mounting regulatory pressures in the company’s U.K. payday lending business led to declining earnings and reduced forecasts. However, our experience with management’s ability to navigate through similar regulatory issues in the past led us to believe that DFC will recover and gain significant market share, as we expect the number of competitors to diminish materially. A position in Titan Machinery, an operator of agriculture and construction equipment dealerships and stores, detracted from results. The company reported disappointing earnings and below consensus guidance for the April and July fiscal quarters. With underlying trends in the agriculture equipment market deteriorating, we eliminated the position.

Outlook

We continue to estimate earnings growth in the mid single-digit range this year and next. While margin expansion from recessionary lows has largely played out, the evidence tends to support our view that margins should remain healthy in an environment of moderate but steady gross domestic product growth. Dividends are expected to grow at a double-digit rate in 2013 and likely in 2014 as well. The potential for dividend growth and moderately higher equity prices could provide equity investors with two opportunities over time. While the Fed has refrained from tapering its monthly bond-buying purchases, known as quantitative easing (QE) for now, investors should prepare for an eventual return to a more normal interest rate environment with a federal funds rate above the zero lower bound. If yields normalize gradually, on the basis of improved economic growth with contained inflation, equity investors should be able to adjust to the changing environment and use periodic average corrections as opportunities to add to favored positions.

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Cumulative Performance — September 30, 2003 through September 30, 2013(b)(c)

Average Annual Total Returns — September 30, 2013(b)

	1 year	5 years	10 years	Since Class N Inception

Institutional Class (Inception 5/13/91)	29.82%	11.87%	10.97%	—%
Retail Class (Inception 12/31/96)	29.48	11.59	10.69	—
Admin Class (Inception 1/2/98)	29.17	11.31	10.41	—
Class N (Inception 2/1/13)	—	—	—	16.71

Comparative Performance
Russell 2000® Value Index(a)	27.04	9.13	9.29	14.96
Russell 2000® Index(a)	30.06	11.15	9.64	18.96

Past performance does not guarantee future results. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. Unlike a fund, an index is not managed and does not reflect fees and expenses.

NOTES TO CHARTS

(a)	See page 7 for a description of the index.

(b)	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

(c)	The mountain chart is based on the initial minimum of $100,000 for the Institutional Class.

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ADDITIONAL INFORMATION

The views expressed in this report reflect those of the portfolio managers as of the dates indicated. The managers’ views are subject to change at any time without notice based on changes in market or other conditions. References to specific securities or industries should not be regarded as investment advice. Because the fund is actively managed, there is no assurance that it will continue to invest in the securities or industries mentioned.

Index Definitions

Indices are unmanaged and do not have expenses that affect results, unlike mutual funds. Index returns are adjusted for the reinvestment of capital gain distributions and income dividends. It is not possible to invest directly in an index.

Russell 2000® Index is an unmanaged index that measures the performance of the small-cap segment of the U.S. equity universe.

Russell 2000® Growth Index is an unmanaged index that measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Value Index is an unmanaged index that measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

Additional Index Information

This document may contain references to third party copyrights, indexes, and trademarks, each of which is the property of its respective owner. Such owner is not affiliated with Natixis Global Asset Management or any of its related or affiliated companies (collectively “NGAM”) and does not sponsor, endorse or participate in the provision of any NGAM services, funds or other financial products.

The index information contained herein is derived from third parties and is provided on an “as is” basis. The user of this information assumes the entire risk of use of this information. Each of the third party entities involved in compiling, computing or creating index information disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to such information.

Proxy Voting Information

A description of the funds’ proxy voting policies and procedures is available without charge, upon request, (i) by calling Loomis Sayles at 800-633-3330; (ii) on the funds’ website, www.loomissayles.com, and (iii) on the SEC’s website, www.sec.gov. Information about how the funds voted proxies relating to portfolio securities during the 12 months ended June 30, 2013 is available on (i) the funds’ website and (ii) the SEC’s website.

Quarterly Portfolio Schedules

The funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The funds’ Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

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UNDERSTANDING YOUR FUND’S EXPENSES

As a mutual fund shareholder you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service fees (12b-1 fees), and other fund expenses. These costs are described in more detail in the funds’ prospectus. The following examples are intended to help you understand the ongoing costs of investing in the funds and help you compare these with the ongoing costs of investing in other mutual funds.

The first line in the table of each fund shows the actual amount of fund expenses you would have paid on a $1,000 investment in the fund from April 1, 2013 through September 30, 2013. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual fund returns and expenses. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example $8,600 account value divided by $1,000 = 8.6) and multiply the result by the number in the Expenses Paid During Period column as shown below for your class.

The second line in the table of each fund provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the funds to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown reflect ongoing costs only, and do not include any transaction costs. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. If transaction costs were included, total costs would be higher.

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Loomis Sayles Small Cap Growth Fund

Institutional Class	Beginning Account Value 4/1/2013	Ending Account Value 9/30/2013	Expenses Paid During Period* 4/1/2013 – 9/30/2013
Actual	$1,000.00	$1,226.70	$5.14
Hypothetical (5% return before expenses)	$1,000.00	$1,020.46	$4.66

Retail Class
Actual	$1,000.00	$1,224.80	$6.97
Hypothetical (5% return before expenses)	$1,000.00	$1,018.80	$6.33

Class N
Actual	$1,000.00	$1,227.20	$4.63
Hypothetical (5% return before expenses)	$1,000.00	$1,020.91	$4.20

*   Expenses are equal to the Fund’s annualized expense ratio: 0.92%, 1.25% and 0.83% for Institutional Class, Retail Class and Class N, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), divided by 365 (to reflect the half-year period).

Loomis Sayles Small Cap Value Fund

Institutional Class	Beginning Account Value 4/1/2013	Ending Account Value 9/30/2013	Expenses Paid During Period* 4/1/2013 – 9/30/2013
Actual	$1,000.00	$1,112.00	$4.77
Hypothetical (5% return before expenses)	$1,000.00	$1,020.56	$4.56

Retail Class
Actual	$1,000.00	$1,110.70	$6.08
Hypothetical (5% return before expenses)	$1,000.00	$1,019.30	$5.82

Admin Class
Actual	$1,000.00	$1,109.30	$7.40
Hypothetical (5% return before expenses)	$1,000.00	$1,018.05	$7.08

Class N
Actual	$1,000.00	$1,112.30	$4.50
Hypothetical (5% return before expenses)	$1,000.00	$1,020.81	$4.31

*   Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 0.90%, 1.15%, 1.40% and 0.85% for Institutional Class, Retail Class, Admin Class and Class N, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), divided by 365 (to reflect the half-year period).

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BOARD APPROVAL OF THE EXISTING ADVISORY AGREEMENTS

The Board of Trustees of the Trusts (the “Board”), including the Independent Trustees, considers matters bearing on each Fund’s advisory agreement (collectively, the “Agreements”) at most of its meetings throughout the year. Each year, usually in the spring, the Contract Review and Governance Committee of the Board meets to review the Agreements to determine whether to recommend that the full Board approve the continuation of the Agreements, typically for an additional one-year period. After the Committee has made its recommendation, the full Board, including the Independent Trustees, determines whether to approve the continuation of the Agreements.

In connection with these meetings, the Trustees receive materials that the Funds’ investment adviser (the “Adviser”) believes to be reasonably necessary for the Trustees to evaluate the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Funds and the performance of peer groups and categories of funds and the Funds’ performance benchmarks, (ii) information on the Funds’ advisory fees and other expenses, including information comparing the Funds’ expenses to the fees charged to institutional accounts with similar strategies managed by the Adviser, if any, and to those of peer groups of funds and information about applicable expense caps and fee “breakpoints,” (iii) sales and redemption data in respect of the Funds, (iv) information about the profitability of the Agreements to the Adviser and (v) information obtained through the completion by the Adviser of a questionnaire distributed on behalf of the Trustees. The Board, including the Independent Trustees, also consider other matters such as (i) the Adviser’s financial results and/or financial condition, (ii) each Fund’s investment objective and strategies and the size, education and experience of the Adviser’s investment staff and its use of technology, external research and trading cost measurement tools, (iii) arrangements in respect of the distribution of the Funds’ shares and the related costs, (iv) the procedures employed to determine the value of the Funds’ assets, (v) the allocation of the Funds’ brokerage, if any, including, if applicable, allocations to brokers affiliated with the Adviser and the use of “soft” commission dollars to pay Fund expenses and to pay for research and other similar services, (vi) the resources devoted to, and the record of compliance with, the Funds’ investment policies and restrictions, policies on personal securities transactions and other compliance policies, (vii) information about amounts invested by the Funds’ portfolio managers in the Funds or in similar accounts that they manage and (viii) the general economic outlook with particular emphasis on the mutual fund industry. Throughout the process, the Trustees are afforded the opportunity to ask questions of and request additional materials from the Adviser.

In addition to the materials requested by the Trustees in connection with their annual consideration of the continuation of the Agreements, the Trustees receive materials in advance of each regular quarterly meeting of the Board that provide detailed information about the Funds’ investment performance and the fees charged to the Funds for advisory and other services. This information generally includes, among other things, an internal performance rating for each Fund based on agreed-upon criteria, graphs showing each Fund’s performance and fee differentials against each Fund’s peer group/category,

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performance ratings provided by a third-party, total return information for various periods, and third-party performance rankings for various periods comparing a Fund against similarly categorized funds. The portfolio management team for each Fund or other representatives of the Adviser make periodic presentations to the Contract Review and Governance Committee and/or the full Board, and Funds identified as presenting possible performance concerns may be subject to more frequent board presentations and reviews. In addition, each quarter the Trustees are provided with detailed statistical information about each Fund’s portfolio. The Trustees also receive periodic updates between meetings.

The Board most recently approved the continuation of the Agreements at their meeting held in June 2013. The Agreements were continued for a one-year period for the Funds. In considering whether to approve the continuation of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as determinative. Individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. Matters considered by the Trustees, including the Independent Trustees, in connection with their approval of the Agreements included, but were not limited to, the factors listed below.

The nature, extent and quality of the services provided to the Funds under the Agreements. The Trustees considered the nature, extent and quality of the services provided by the Adviser and its affiliates to the Funds and the resources dedicated to the Funds by the Adviser and its affiliates.

The Trustees considered not only the advisory services provided by the Adviser to the Funds, but also the administrative services provided by NGAM Advisors, L.P. (“NGAM Advisors”) and its affiliates to the Funds. For each Fund, the Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds that offers shareholders the right to exchange shares of one type of fund for shares of another type of fund, and provides a variety of fund and shareholder services.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the nature, extent and quality of services provided supported the renewal of the Agreements.

Investment performance of the Funds and the Adviser. As noted above, the Trustees received information about the performance of the Funds over various time periods, including information that compared the performance of the Funds to the performance of peer groups and categories of funds and the Funds’ respective performance benchmarks. In addition, the Trustees also reviewed data prepared by an independent third party that analyzed the performance of the Funds using a variety of performance metrics, including metrics that also measured the performance of the Funds on a risk adjusted basis. With respect to each Fund, the Board concluded that the Fund’s performance or other relevant factors supported the renewal of the Agreement relating to that Fund. In the case of the Loomis Sayles Small Cap Growth Fund, the performance of which lagged that of a relevant peer group median and/or category median of funds for certain (although not necessarily all) periods, the Board concluded that other factors relevant to performance supported renewal of the relevant Agreement, including (1) that the underperformance

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was attributable, to a significant extent, to investment decisions (such as security selection or sector allocation) by the Adviser that were reasonable and consistent with the Fund’s investment objective and policies; (2) that the Fund’s performance was stronger over the long term; and (3) that the Fund’s more recent performance, although lagging in certain periods, had recently shown improvement relative to its category and benchmark.

The Trustees also considered the Adviser’s performance and reputation generally, the performance of the fund family generally, and the historical responsiveness of the Adviser to Trustee concerns about performance and the willingness of the Adviser to take steps intended to improve performance.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the performance of the Funds and the Adviser supported the renewal of the Agreements.

The costs of the services to be provided and profits to be realized by the Adviser and its affiliates from their respective relationships with the Funds. The Trustees considered the fees charged to the Funds for advisory services as well as the total expense levels of the Funds. This information included comparisons (provided both by management and also by an independent third party) of the Funds’ advisory fees and total expense levels to those of their peer groups and information about the advisory fees charged by the Adviser to comparable accounts (such as institutional separate accounts), as well as information about differences in such fees and the reasons for any such differences. In considering the fees charged to comparable accounts, the Trustees considered, among other things, management’s representations about the differences between managing mutual funds as compared to other types of accounts, including the additional resources required to effectively manage and the greater regulatory costs associated with the management of mutual fund assets. In evaluating each Fund’s advisory fee, the Trustees also took into account the demands, complexity and quality of the investment management of such Fund and the need for the Adviser to offer competitive compensation. The Trustees considered that over the past several years, management had made recommendations regarding reductions in advisory fee rates, implementation of advisory fee breakpoints and the institution of advisory fee waivers and expense caps for various funds in the fund family. They noted that both of the Funds in this report have expense caps in place, and they considered the amounts waived or reimbursed by the Adviser for the Loomis Sayles Small Cap Value Fund. The Loomis Sayles Small Cap Growth Fund’s current expenses are below the cap.

The Trustees also considered the compensation directly or indirectly received by the Adviser and its affiliates from their relationships with the Funds. The Trustees reviewed information provided by management as to the profitability of the Adviser and its affiliates’ relationships with the Funds, and information about the allocation of expenses used to calculate profitability. They also reviewed information provided by management about the effect of distribution costs and changes in asset levels on Adviser profitability, including information regarding resources spent on distribution activities. When reviewing profitability, the Trustees also considered information about court cases in which adviser compensation or profitability were issues, the performance of the relevant Funds, the

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expense levels of the Funds, and whether the Adviser had implemented breakpoints and/or expense caps with respect to such Funds.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the advisory fee charged to each of the Funds was fair and reasonable, and that the costs of these services generally and the related profitability of the Adviser and its affiliates in respect of their relationships with the Funds supported the renewal of the Agreements.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision of services by the Adviser and whether those economies are shared with the Funds through breakpoints in their investment advisory fees or other means, such as expense waivers or caps. The Trustees also discussed with management the factors considered with respect to the implementation of breakpoints in investment advisory fees or expense waivers or caps for certain funds. Management explained that a number of factors are taken into account in considering the implementation of breakpoints or an expense cap for a fund, including, among other things, factors such as a fund’s assets, the projected growth of a fund, projected profitability and a fund’s fees and performance. With respect to economies of scale, the Trustees noted that although neither Fund’s management fee was subject to breakpoints, each Fund’s management fee and each Fund’s overall net expense ratio was at or below the median for a peer group of funds and that each Fund was subject to an expense cap. In considering these issues, the Trustees also took note of the costs of the services provided (both on an absolute and a relative basis) and the profitability to the Adviser and its affiliates of their relationships with the Funds, as discussed above.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the extent to which economies of scale were shared with the Funds supported the renewal of the Agreements.

The Trustees also considered other factors, which included but were not limited to the following:

•	the effect of recent market and economic events on the performance, asset levels and expense ratios of each Fund.

•

whether each Fund has operated in accordance with its investment objective and the Fund’s record of compliance with its investment restrictions, and the compliance programs of the Funds and the Adviser. They also considered the compliance-related resources the Adviser and its affiliates were providing to the Funds.

•

the nature, quality, cost and extent of administrative and shareholder services performed by the Adviser and its affiliates, both under the Agreements and under separate agreements covering administrative services.

•

so-called “fallout benefits” to the Adviser, such as the engagement of affiliates of the Adviser to provide distribution, administrative and brokerage services to the Funds, and the benefits of research made available to the Adviser by reason of brokerage commissions (if any) generated by the Funds’ securities transactions. The Trustees also

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considered the fact that NGAM Advisors’ parent company benefits from the retention of an affiliated Adviser. The Trustees considered the possible conflicts of interest associated with these fallout and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor such possible conflicts of interest.

•	the Trustees’ review and discussion of the Funds’ advisory arrangements in prior years, and management’s record of responding to Trustee concerns raised during the year and in prior years.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Trustees, including the Independent Trustees, concluded that each of the existing Agreements should be continued through June 30, 2014.

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Portfolio of Investments – as of September 30, 2013

Loomis Sayles Small Cap Growth Fund

Shares	Description	Value (†)

Common Stocks – 95.6% of Net Assets

	Aerospace & Defense – 2.1%
354,359	Hexcel Corp.(b)	$13,749,129
140,813	Triumph Group, Inc.	9,887,889

		23,637,018

	Air Freight & Logistics – 1.0%
501,780	XPO Logistics, Inc.(b)	10,873,573

	Airlines – 1.0%
319,735	Spirit Airlines, Inc.(b)	10,957,318

	Auto Components – 1.0%
211,184	Dorman Products, Inc.	10,464,167
25,904	Drew Industries, Inc.	1,179,668

		11,643,835

	Biotechnology – 6.2%
72,079	Aegerion Pharmaceuticals, Inc.(b)	6,177,891
428,159	Alkermes PLC(b)	14,394,705
83,597	Clovis Oncology, Inc.(b)	5,081,026
196,970	Cubist Pharmaceuticals, Inc.(b)	12,517,443
426,434	Emergent Biosolutions, Inc.(b)	8,123,568
662,304	Exact Sciences Corp.(b)	7,821,810
269,988	Myriad Genetics, Inc.(b)	6,344,718
316,181	NPS Pharmaceuticals, Inc.(b)	10,057,718

		70,518,879

	Capital Markets – 2.0%
194,719	Artisan Partners Asset Management, Inc.	10,195,487
211,389	Financial Engines, Inc.	12,564,962

		22,760,449

	Chemicals – 1.2%
584,264	Flotek Industries, Inc.(b)	13,438,072

	Commercial Banks – 3.5%
232,351	Bank of the Ozarks, Inc.	11,150,524
691,641	Boston Private Financial Holdings, Inc.	7,677,215
113,909	Signature Bank(b)	10,424,952
114,994	SVB Financial Group(b)	9,932,032

		39,184,723

	Communications Equipment – 1.1%
511,876	Ciena Corp.(b)	12,786,663

	Construction & Engineering – 0.8%
297,345	MasTec, Inc.(b)	9,009,554

	Consumer Finance – 1.0%
246,412	Encore Capital Group, Inc.(b)	11,300,454

See accompanying notes to financial statements.

15  |

Portfolio of Investments – as of September 30, 2013

Loomis Sayles Small Cap Growth Fund – continued

Shares	Description	Value (†)

Common Stocks – continued

	Distributors – 0.8%
167,986	Pool Corp.	$9,429,054

	Diversified Consumer Services – 3.6%
253,682	Bright Horizons Family Solutions, Inc.(b)	9,089,426
482,944	Grand Canyon Education, Inc.(b)	19,452,984
794,188	LifeLock, Inc.(b)	11,777,808

		40,320,218

	Diversified Financial Services – 1.1%
206,738	MarketAxess Holdings, Inc.	12,412,550

	Electrical Equipment – 1.6%
234,262	Polypore International, Inc.(b)	9,597,714
348,032	Thermon Group Holdings, Inc.(b)	8,043,020

		17,640,734

	Electronic Equipment, Instruments & Components – 2.8%
137,284	FEI Co.	12,053,535
146,825	IPG Photonics Corp.	8,267,716
211,443	Measurement Specialties, Inc.(b)	11,468,668

		31,789,919

	Energy Equipment & Services – 2.9%
104,823	Dril-Quip, Inc.(b)	12,028,439
348,155	Forum Energy Technologies, Inc.(b)	9,403,667
461,624	Helix Energy Solutions Group, Inc.(b)	11,711,401

		33,143,507

	Food & Staples Retailing – 1.0%
206,335	Susser Holdings Corp.(b)	10,966,705

	Health Care Equipment & Supplies – 6.6%
216,984	Abaxis, Inc.	9,135,026
108,148	Analogic Corp.	8,937,351
532,804	Endologix, Inc.(b)	8,594,129
299,992	Insulet Corp.(b)	10,871,710
208,728	MAKO Surgical Corp.(b)	6,159,563
450,018	Novadaq Technologies, Inc.(b)	7,461,298
310,496	Quidel Corp.(b)	8,818,086
557,988	Spectranetics Corp.(b)	9,363,039
284,387	Tornier NV(b)	5,497,201

		74,837,403

	Health Care Providers & Services – 1.9%
285,641	Acadia Healthcare Co., Inc.(b)	11,262,825
258,831	Team Health Holdings, Inc.(b)	9,820,048

		21,082,873

See accompanying notes to financial statements.

|  16

Portfolio of Investments – as of September 30, 2013

Loomis Sayles Small Cap Growth Fund – continued

Shares	Description	Value (†)

Common Stocks – continued

	Health Care Technology – 2.1%
569,483	MedAssets, Inc.(b)	$14,476,258
91,462	Medidata Solutions, Inc.(b)	9,048,336

		23,524,594

	Hotels, Restaurants & Leisure – 2.8%
249,776	AFC Enterprises, Inc.(b)	10,887,736
393,067	Texas Roadhouse, Inc.	10,329,801
153,465	Vail Resorts, Inc.	10,647,401

		31,864,938

	Insurance – 1.1%
304,536	Amtrust Financial Services, Inc.	11,895,176

	Internet & Catalog Retail – 1.0%
385,897	HomeAway, Inc.(b)	10,805,116

	Internet Software & Services – 6.8%
293,762	Angie’s List, Inc.(b)	6,609,645
49,225	Benefitfocus, Inc.(b)	2,419,901
183,189	Cornerstone OnDemand, Inc.(b)	9,423,242
79,066	CoStar Group, Inc.(b)	13,275,181
416,913	Dealertrack Technologies, Inc.(b)	17,860,553
235,972	Envestnet, Inc.(b)	7,315,132
140,478	OpenTable, Inc.(b)	9,830,651
37,722	Shutterstock, Inc.(b)	2,743,144
169,802	Trulia, Inc.(b)	7,985,788

		77,463,237

	IT Services – 1.6%
239,141	EPAM Systems, Inc.(b)	8,250,365
449,052	InterXion Holding NV(b)	9,986,916

		18,237,281

	Life Sciences Tools & Services – 0.9%
203,908	PAREXEL International Corp.(b)	10,242,299

	Machinery – 5.1%
117,964	Chart Industries, Inc.(b)	14,514,290
510,126	Manitowoc Co., Inc. (The)	9,988,267
51,354	Middleby Corp. (The)(b)	10,728,364
146,399	Proto Labs, Inc.(b)	11,183,420
177,685	RBC Bearings, Inc.(b)	11,707,665

		58,122,006

	Oil, Gas & Consumable Fuels – 3.9%
191,103	Diamondback Energy, Inc.(b)	8,148,632
195,546	Gulfport Energy Corp.(b)	12,581,430
260,889	Oasis Petroleum, Inc.(b)	12,817,477

See accompanying notes to financial statements.

17  |

Portfolio of Investments – as of September 30, 2013

Loomis Sayles Small Cap Growth Fund – continued

Shares	Description	Value (†)

Common Stocks – continued

	Oil, Gas & Consumable Fuels – continued
201,014	Rosetta Resources, Inc.(b)	$10,947,222

		44,494,761

	Pharmaceuticals – 0.8%
198,304	Pacira Pharmaceuticals, Inc.(b)	9,536,439

	Professional Services – 6.3%
272,576	Advisory Board Co. (The)(b)	16,212,821
224,374	Corporate Executive Board Co. (The)	16,294,040
211,986	Huron Consulting Group, Inc.(b)	11,152,583
330,052	On Assignment, Inc.(b)	10,891,716
332,889	WageWorks, Inc.(b)	16,794,250

		71,345,410

	Road & Rail – 1.2%
151,826	Genesee & Wyoming, Inc., Class A(b)	14,115,263

	Semiconductors & Semiconductor Equipment – 3.9%
235,983	Cavium, Inc.(b)	9,722,500
183,700	Hittite Microwave Corp.(b)	12,004,795
286,362	Semtech Corp.(b)	8,587,996
229,711	Silicon Laboratories, Inc.(b)	9,810,957
149,294	Ultratech, Inc.(b)	4,523,608

		44,649,856

	Software – 7.4%
373,411	Aspen Technology, Inc.(b)	12,901,350
131,939	CommVault Systems, Inc.(b)	11,588,203
203,305	FleetMatics Group PLC(b)	7,634,103
322,274	Guidewire Software, Inc.(b)	15,182,328
234,301	Imperva, Inc.(b)	9,845,328
350,671	QLIK Technologies, Inc.(b)	12,006,975
102,568	Ultimate Software Group, Inc. (The)(b)	15,118,523

		84,276,810

	Specialty Retail – 5.2%
208,633	Asbury Automotive Group, Inc.(b)	11,099,276
136,601	Cabela’s, Inc.(b)	8,609,961
465,065	Chico’s FAS, Inc.	7,747,983
183,768	Hibbett Sports, Inc.(b)	10,318,573
76,302	Lumber Liquidators Holdings, Inc.(b)	8,137,608
442,140	Tile Shop Holdings, Inc.(b)	13,038,709

		58,952,110

	Textiles, Apparel & Luxury Goods – 2.3%
88,363	Deckers Outdoor Corp.(b)	5,824,889
175,007	Oxford Industries, Inc.	11,896,976

See accompanying notes to financial statements.

|  18

Portfolio of Investments – as of September 30, 2013

Loomis Sayles Small Cap Growth Fund – continued

Shares	Description	Value (†)

Common Stocks – continued

	Textiles, Apparel & Luxury Goods – continued
432,171	Tumi Holdings, Inc.(b)	$8,708,245

		26,430,110

	Total Common Stocks (Identified Cost $763,703,479)	1,083,688,907

Principal Amount

Short-Term Investments – 5.3%
$59,677,799	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/30/2013 at 0.000% to be repurchased at $59,677,799 on 10/01/2013 collateralized by $59,390,000 U.S. Treasury Note, 2.625% due 7/31/2014 valued at $60,874,750 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $59,677,799)	59,677,799

	Total Investments – 100.9% (Identified Cost $823,381,278)(a)	1,143,366,706
	Other Assets Less Liabilities—(0.9)%	(10,062,941)

	Net Assets – 100.0%	$1,133,303,765

(†)	See Note 2 of Notes to Financial Statements.
(a)	Federal Tax Information:
	At September 30, 2013, the net unrealized appreciation on investments based on a cost of $823,526,294 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$324,898,686
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(5,058,274)

	Net unrealized appreciation	$319,840,412

(b)	Non-income producing security.

See accompanying notes to financial statements.

19  |

Portfolio of Investments – as of September 30, 2013

Loomis Sayles Small Cap Growth Fund – continued

Industry Summary at September 30, 2013 (Unaudited)

Software	7.4%
Internet Software & Services	6.8
Health Care Equipment & Supplies	6.6
Professional Services	6.3
Biotechnology	6.2
Specialty Retail	5.2
Machinery	5.1
Semiconductors & Semiconductor Equipment	3.9
Oil, Gas & Consumable Fuels	3.9
Diversified Consumer Services	3.6
Commercial Banks	3.5
Energy Equipment & Services	2.9
Hotels, Restaurants & Leisure	2.8
Electronic Equipment, Instruments & Components	2.8
Textiles, Apparel & Luxury Goods	2.3
Aerospace & Defense	2.1
Health Care Technology	2.1
Capital Markets	2.0
Other Investments, less than 2% each	20.1
Short-Term Investments	5.3

Total Investments	100.9
Other assets less liabilities	(0.9)

Net Assets	100.0%

See accompanying notes to financial statements.

|  20

Portfolio of Investments – as of September 30, 2013

Loomis Sayles Small Cap Value Fund

Shares	Description	Value (†)

Common Stocks – 95.6% of Net Assets

	Auto Components – 1.7%
472,300	Dana Holding Corp.	$10,787,332
204,378	Remy International, Inc.	4,136,611
123,821	Tenneco, Inc.(b)	6,252,960

		21,176,903

	Building Products – 0.7%
146,078	Armstrong World Industries, Inc.(b)	8,028,447

	Capital Markets – 1.2%
313,442	Safeguard Scientifics, Inc.(b)	4,917,905
238,176	Stifel Financial Corp.(b)	9,817,615

		14,735,520

	Chemicals – 3.1%
235,502	Cabot Corp.	10,058,290
113,012	Minerals Technologies, Inc.	5,579,402
256,669	Olin Corp.	5,921,354
331,159	Tronox Ltd., Class A	8,103,461
56,578	WR Grace & Co.(b)	4,944,917
182,083	Zep, Inc.	2,960,670

		37,568,094

	Commercial Banks – 11.3%
587,102	BancorpSouth, Inc.	11,706,814
618,248	Cathay General Bancorp	14,448,456
159,134	City National Corp.	10,607,872
495,700	CVB Financial Corp.	6,701,864
482,130	First Financial Bancorp	7,313,912
138,673	First Financial Bankshares, Inc.	8,156,746
160,056	IBERIABANK Corp.	8,302,105
268,620	PacWest Bancorp	9,229,783
249,560	Pinnacle Financial Partners, Inc.(b)	7,439,384
226,020	Popular, Inc.(b)	5,928,505
183,036	Prosperity Bancshares, Inc.	11,318,946
133,352	Signature Bank(b)	12,204,375
163,937	Texas Capital Bancshares, Inc.(b)	7,536,184
426,402	Tristate Capital Holdings, Inc.(b)	5,496,322
264,608	Wintrust Financial Corp.	10,867,450

		137,258,718

	Commercial Services & Supplies – 4.3%
683,448	ACCO Brands Corp.(b)	4,538,095
452,349	KAR Auction Services, Inc.	12,760,765
144,766	McGrath Rentcorp	5,168,146
241,139	Performant Financial Corp.(b)	2,633,238
292,380	Rollins, Inc.	7,750,994
174,790	Viad Corp.	4,361,010

See accompanying notes to financial statements.

21  |

Portfolio of Investments – as of September 30, 2013

Loomis Sayles Small Cap Value Fund – continued

Shares	Description	Value (†)

Common Stocks – continued

	Commercial Services & Supplies – continued
182,077	Waste Connections, Inc.	$8,268,117
309,847	West Corp.	6,869,308

		52,349,673

	Communications Equipment – 0.8%
496,640	Harmonic, Inc.(b)	3,819,162
181,462	NETGEAR, Inc.(b)	5,599,917

		9,419,079

	Computers & Peripherals – 0.5%
526,686	QLogic Corp.(b)	5,761,945

	Construction & Engineering – 1.3%
318,096	MYR Group, Inc.(b)	7,729,733
327,074	Primoris Services Corp.	8,330,574

		16,060,307

	Consumer Finance – 0.9%
45,299	Credit Acceptance Corp.(b)	5,019,582
503,699	DFC Global Corp.(b)	5,535,652

		10,555,234

	Distributors – 0.5%
89,097	Core-Mark Holding Co., Inc.	5,919,605

	Diversified Financial Services – 1.1%
222,094	MarketAxess Holdings, Inc.	13,334,524

	Electric Utilities – 2.4%
273,388	ALLETE, Inc.	13,204,640
60,113	ITC Holdings Corp.	5,642,206
261,847	UIL Holdings Corp.	9,735,472

		28,582,318

	Electrical Equipment – 2.5%
250,413	AZZ, Inc.	10,482,288
146,460	EnerSys	8,879,870
258,156	General Cable Corp.	8,196,453
148,139	Global Power Equipment Group, Inc.	2,979,075

		30,537,686

	Electronic Equipment, Instruments & Components – 4.6%
181,646	Belden, Inc.	11,634,426
125,677	Checkpoint Systems, Inc.(b)	2,098,806
129,858	Cognex Corp.	4,072,347
153,412	Littelfuse, Inc.	11,999,887
262,595	Methode Electronics, Inc.	7,352,660
166,474	Rogers Corp.(b)	9,901,873

See accompanying notes to financial statements.

|  22

Portfolio of Investments – as of September 30, 2013

Loomis Sayles Small Cap Value Fund – continued

Shares	Description	Value (†)

Common Stocks – continued

	Electronic Equipment, Instruments & Components – continued
696,707	Vishay Intertechnology, Inc.(b)	$8,980,553

		56,040,552

	Energy Equipment & Services – 2.5%
147,478	Bristow Group, Inc.	10,730,499
469,230	Helix Energy Solutions Group, Inc.(b)	11,904,365
1,447,550	Parker Drilling Co.(b)	8,251,035

		30,885,899

	Food & Staples Retailing – 1.1%
93,950	Casey’s General Stores, Inc.	6,905,325
312,584	Spartan Stores, Inc.	6,895,603

		13,800,928

	Food Products – 1.2%
260,206	Darling International, Inc.(b)	5,505,959
75,683	Ingredion, Inc.	5,007,944
52,080	J & J Snack Foods Corp.	4,203,898

		14,717,801

	Gas Utilities – 0.5%
71,432	New Jersey Resources Corp.	3,146,580
73,877	UGI Corp.	2,890,807

		6,037,387

	Health Care Equipment & Supplies – 1.0%
111,089	SurModics, Inc.(b)	2,641,697
112,062	Teleflex, Inc.	9,220,461

		11,862,158

	Health Care Providers & Services – 2.5%
303,234	Bio-Reference Labs, Inc.(b)	9,060,632
157,482	Hanger Orthopedic Group, Inc.(b)	5,316,592
69,094	MEDNAX, Inc.(b)	6,937,038
136,766	WellCare Health Plans, Inc.(b)	9,538,061

		30,852,323

	Health Care Technology – 0.8%
379,203	MedAssets, Inc.(b)	9,639,340

	Hotels, Restaurants & Leisure – 3.7%
139,446	Churchill Downs, Inc.	12,064,868
58,331	Cracker Barrel Old Country Store, Inc.	6,022,093
482,098	Diamond Resorts International, Inc.(b)	9,068,263
233,793	Marriott Vacations Worldwide Corp.(b)	10,286,892
233,047	Six Flags Entertainment Corp.	7,874,658

		45,316,774

See accompanying notes to financial statements.

23  |

Portfolio of Investments – as of September 30, 2013

Loomis Sayles Small Cap Value Fund – continued

Shares	Description	Value (†)

Common Stocks – continued

	Household Durables – 1.3%
249,633	Jarden Corp.(b)	$12,082,237
160,487	La-Z-Boy, Inc.	3,644,660

		15,726,897

	Industrial Conglomerates – 0.8%
314,611	Raven Industries, Inc.	10,290,926

	Insurance – 3.8%
446,540	Employers Holdings, Inc.	13,280,100
326,467	HCC Insurance Holdings, Inc.	14,305,784
216,618	ProAssurance Corp.	9,760,807
133,959	Reinsurance Group of America, Inc., Class A	8,973,913

		46,320,604

	Internet & Catalog Retail – 1.3%
153,101	HSN, Inc.	8,209,276
87,030	Liberty Ventures, Series A(b)	7,673,435

		15,882,711

	Internet Software & Services – 0.9%
341,227	Perficient, Inc.(b)	6,264,927
515,461	United Online, Inc.	4,113,379

		10,378,306

	IT Services – 2.9%
459,809	Convergys Corp.	8,621,419
354,406	Euronet Worldwide, Inc.(b)	14,105,359
142,959	WEX, Inc.(b)	12,544,652

		35,271,430

	Machinery – 5.6%
156,182	Actuant Corp., Class A	6,066,109
79,516	Alamo Group, Inc.	3,889,128
225,097	Albany International Corp., Class A	8,074,229
369,810	Altra Holdings, Inc.	9,951,587
254,862	John Bean Technologies Corp.	6,340,967
179,900	RBC Bearings, Inc.(b)	11,853,611
214,905	TriMas Corp.(b)	8,015,956
214,071	Wabtec Corp.	13,458,644

		67,650,231

	Marine – 0.9%
121,016	Kirby Corp.(b)	10,473,935

	Media – 2.8%
345,302	Carmike Cinemas, Inc.(b)	7,624,268
267,658	E.W. Scripps Co. (The), Class A(b)	4,911,524

See accompanying notes to financial statements.

|  24

Portfolio of Investments – as of September 30, 2013

Loomis Sayles Small Cap Value Fund – continued

Shares	Description	Value (†)

Common Stocks – continued

	Media – continued
186,322	John Wiley & Sons, Inc., Class A	$8,885,696
360,616	Live Nation Entertainment, Inc.(b)	6,689,427
333,537	National CineMedia, Inc.	6,290,508

		34,401,423

	Metals & Mining – 2.2%
199,275	Globe Specialty Metals, Inc.	3,070,828
149,911	Haynes International, Inc.	6,795,465
459,624	Horsehead Holding Corp.(b)	5,726,915
40,984	Reliance Steel & Aluminum Co.	3,002,898
440,342	SunCoke Energy, Inc.(b)	7,485,814

		26,081,920

	Multi Utilities – 0.7%
184,776	NorthWestern Corp.	8,300,138

	Multiline Retail – 0.4%
293,168	Fred’s, Inc. Class A	4,588,079

	Oil, Gas & Consumable Fuels – 1.2%
389,935	EPL Oil & Gas, Inc.(b)	14,470,488

	Pharmaceuticals – 0.4%
122,062	Mallinckrodt PLC(b)	5,381,713

	REITs – Apartments – 1.9%
213,247	American Campus Communities, Inc.	7,282,385
124,279	Home Properties, Inc.	7,177,112
133,984	Mid-America Apartment Communities, Inc.	8,374,000

		22,833,497

	REITs – Diversified – 1.0%
224,639	DuPont Fabros Technology, Inc.	5,788,947
157,581	Potlatch Corp.	6,252,814

		12,041,761

	REITs – Healthcare – 0.8%
324,457	Omega Healthcare Investors, Inc.	9,691,531

	REITs – Hotels – 0.8%
1,629,443	Hersha Hospitality Trust	9,108,586

	REITs – Office Property – 0.8%
532,268	BioMed Realty Trust, Inc.	9,894,862

	REITs – Single Tenant – 0.5%
195,910	National Retail Properties, Inc.	6,233,856

See accompanying notes to financial statements.

25  |

Portfolio of Investments – as of September 30, 2013

Loomis Sayles Small Cap Value Fund – continued

Shares	Description	Value (†)

Common Stocks – continued

	REITs – Storage – 2.2%
701,228	CubeSmart	$12,509,907
180,366	Sovran Self Storage, Inc.	13,650,099

		26,160,006

	Road & Rail – 2.2%
267,431	Avis Budget Group, Inc.(b)	7,710,036
62,675	Genesee & Wyoming, Inc., Class A(b)	5,826,895
293,871	Old Dominion Freight Line, Inc.(b)	13,515,127

		27,052,058

	Semiconductors & Semiconductor Equipment – 2.3%
352,473	Magnachip Semiconductor Corp.(b)	7,588,744
315,850	Semtech Corp.(b)	9,472,341
637,778	Teradyne, Inc.(b)	10,536,093

		27,597,178

	Software – 1.9%
234,935	Monotype Imaging Holdings, Inc.	6,733,237
234,725	SS&C Technologies Holdings, Inc.(b)	8,943,022
201,746	Synchronoss Technologies, Inc.(b)	7,678,453

		23,354,712

	Specialty Retail – 2.7%
282,867	Barnes & Noble, Inc.(b)	3,660,299
170,258	Genesco, Inc.(b)	11,165,520
49,036	Jos. A. Bank Clothiers, Inc.(b)	2,155,622
175,920	Rent-A-Center, Inc.	6,702,552
363,798	Sally Beauty Holdings, Inc.(b)	9,516,956

		33,200,949

	Thrifts & Mortgage Finance – 0.5%
485,003	Capitol Federal Financial, Inc.	6,028,587

	Trading Companies & Distributors – 1.6%
98,104	DXP Enterprises, Inc.(b)	7,747,273
156,263	H&E Equipment Services, Inc.(b)	4,150,345
267,058	Rush Enterprises, Inc., Class A(b)	7,079,708

		18,977,326

	Transportation Infrastructure – 0.7%
147,211	Macquarie Infrastructure Co. LLC	7,881,677

	Water Utilities – 0.3%
150,135	Middlesex Water Co.	3,211,388

	Total Common Stocks (Identified Cost $756,315,294)	1,158,927,990

See accompanying notes to financial statements.

|  26

Portfolio of Investments – as of September 30, 2013

Loomis Sayles Small Cap Value Fund – continued

Shares	Description	Value (†)

Closed End Investment Companies – 2.1%
468,764	Ares Capital Corp.	$8,104,929
899,272	Fifth Street Finance Corp.	9,253,509
475,547	Hercules Technology Growth Capital, Inc.	7,252,092

	Total Closed End Investment Companies (Identified Cost $22,036,891)	24,610,530

Warrants – 0.0%
67,892	Magnum Hunter Resources Corp., Expiration on 10/14/2013 at $10.50(b)(c)(d) (Identified Cost $0)	—

Principal Amount

Short-Term Investments – 2.2%
$26,590,292	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/30/2013 at 0.000% to be repurchased at $26,590,292 on 10/01/2013 collateralized by $27,540,000 U.S. Treasury Note, 0.625% due 8/31/2017 valued at $27,126,900 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $26,590,292)	26,590,292

	Total Investments – 99.9% (Identified Cost $804,942,477)(a)	1,210,128,812
	Other assets less liabilities – 0.1%	1,752,314

	Net Assets – 100.0%	$1,211,881,126

(†)	See Note 2 of Notes to Financial Statements.
(a)	Federal Tax Information:
	At September 30, 2013, the net unrealized appreciation on investments based on a cost of $804,927,604 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$416,234,871
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(11,033,663)

	Net unrealized appreciation	$405,201,208

(b)	Non-income producing security.
(c)	Fair valued by the Fund’s investment adviser.
(d)	Illiquid security.

REITs	Real Estate Investment Trusts

See accompanying notes to financial statements.

27  |

Portfolio of Investments – as of September 30, 2013

Loomis Sayles Small Cap Value Fund – continued

Industry Summary at September 30, 2013 (Unaudited)

Commercial Banks	11.3%
Machinery	5.6
Electronic Equipment, Instruments & Components	4.6
Commercial Services & Supplies	4.3
Insurance	3.8
Hotels, Restaurants & Leisure	3.7
Chemicals	3.1
IT Services	2.9
Media	2.8
Specialty Retail	2.7
Energy Equipment & Services	2.5
Health Care Providers & Services	2.5
Electrical Equipment	2.5
Electric Utilities	2.4
Semiconductors & Semiconductor Equipment	2.3
Road & Rail	2.2
REITs – Storage	2.2
Metals & Mining	2.2
Closed End Investment Companies	2.1
Other Investments, less than 2% each	32.0
Short-Term Investments	2.2

Total Investments	99.9
Other assets less liabilities	0.1

Net Assets	100.0%

See accompanying notes to financial statements.

|  28

Statements of Assets and Liabilities

September 30, 2013

	Small Cap Growth Fund	Small Cap Value Fund
ASSETS
Investments at cost	$823,381,278	$804,942,477
Net unrealized appreciation	319,985,428	405,186,335

Investments at value	1,143,366,706	1,210,128,812
Cash	—	264,281
Receivable for Fund shares sold	5,248,378	731,263
Receivable for securities sold	1,301,626	3,399,342
Dividends receivable	66,572	1,298,165

TOTAL ASSETS	1,149,983,282	1,215,821,863

LIABILITIES
Payable for securities purchased	14,269,972	1,841,328
Payable for Fund shares redeemed	1,486,433	1,086,230
Management fees payable (Note 5)	698,032	701,507
Deferred Trustees’ fees (Note 5)	98,499	173,171
Administrative fees payable (Note 5)	40,229	43,393
Payable to distributor (Note 5d)	14,086	15,202
Other accounts payable and accrued expenses	72,266	79,906

TOTAL LIABILITIES	16,679,517	3,940,737

NET ASSETS	$1,133,303,765	$1,211,881,126

NET ASSETS CONSIST OF:
Paid-in capital	$747,231,982	$711,714,328
Accumulated net investment (loss)/Undistributed net investment income	(6,100,899)	192,931
Accumulated net realized gain on investments	72,187,254	94,787,532
Net unrealized appreciation on investments	319,985,428	405,186,335

NET ASSETS	$1,133,303,765	$1,211,881,126

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Institutional Class:
Net assets	$913,999,555	$733,512,166

Shares of beneficial interest	34,690,689	19,602,640

Net asset value, offering and redemption price per share	$26.35	$37.42

Retail Class:
Net assets	$211,724,362	$403,475,317

Shares of beneficial interest	8,390,981	10,897,229

Net asset value, offering and redemption price per share	$25.23	$37.03

Admin Class:
Net assets	$—	$74,892,476

Shares of beneficial interest	—	2,066,675

Net asset value, offering and redemption price per share	$—	$36.24

Class N:
Net assets	$7,579,848	$1,167

Shares of beneficial interest	287,596	31

Net asset value, offering and redemption price per share	$26.36	$37.44	*

*	Net asset value calculations reflect fractional share and dollar amounts.

See accompanying notes to financial statements.

29  |

Statements of Operations

For the Year Ended September 30, 2013

	Small Cap Growth Fund		Small Cap Value Fund
INVESTMENT INCOME
Dividends	$2,260,117	(a)	$16,398,441
Interest	1,404		862

	2,261,521		16,399,303

Expenses
Management fees (Note 5)	6,846,564		8,140,092
Service and distribution fees (Note 5)	518,764		1,274,711
Administrative fees (Note 5)	403,822		480,091
Trustees’ fees and expenses (Note 5)	41,543		52,032
Transfer agent fees and expenses (Notes 5 and 6)	1,106,885		1,135,571
Audit and tax services fees	38,671		43,895
Custodian fees and expenses	39,716		38,788
Legal fees	11,919		14,383
Registration fees	76,082		85,654
Shareholder reporting expenses	93,250		119,862
Miscellaneous expenses	28,069		31,662

Total expenses	9,205,285		11,416,741
Fee/expense recovery (Note 5)	16,604		—
Less waiver and/or expense reimbursement (Note 5)	—		(373,920)

Net expenses	9,221,889		11,042,821

Net investment income (loss)	(6,960,368)		5,356,482

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on:
Investments	87,223,584		101,532,511
Net change in unrealized appreciation (depreciation) on:
Investments	222,061,214		174,751,306

Net realized and unrealized gain on investments	309,284,798		276,283,817

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$302,324,430		$281,640,299

(a)	Includes non-recurring dividends of $505,661.

See accompanying notes to financial statements.

|  30

Statements of Changes in Net Assets

	Small Cap Growth Fund		Small Cap Value Fund
	Year Ended September 30, 2013	Year Ended September 30, 2012	Year Ended September 30, 2013	Year Ended September 30, 2012
FROM OPERATIONS:
Net investment income (loss)	$(6,960,368)	$(4,991,954)	$5,356,482	$6,076,844
Net realized gain on investments	87,223,584	14,608,048	101,532,511	49,521,017
Net change in unrealized appreciation (depreciation) on investments	222,061,214	100,644,997	174,751,306	195,787,207

Net increase in net assets resulting from operations	302,324,430	110,261,091	281,640,299	251,385,068

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Institutional Class	—	—	(5,790,803)	(1,033,252)
Retail Class	—	—	(2,562,409)	—
Admin Class	—	—	(317,577)	—
Net realized capital gains
Institutional Class	—	—	(501,108)	—
Retail Class	—	—	(299,758)	—
Admin Class	—	—	(57,681)	—

Total distributions	—	—	(9,529,336)	(1,033,252)

NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 9)	1,689,164	451,606,631	(44,339,129)	(111,263,616)

Net increase in net assets	304,013,594	561,867,722	227,771,834	139,088,200
NET ASSETS
Beginning of the year	829,290,171	267,422,449	984,109,292	845,021,092

End of the year	$1,133,303,765	$829,290,171	$1,211,881,126	$984,109,292

ACCUMULATED NET INVESTMENT (LOSS)/UNDISTRIBUTED NET INVESTMENT INCOME	$(6,100,899)	$(4,261,711)	$192,931	$4,639,670

See accompanying notes to financial statements.

31  |

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|  32

Financial Highlights

For a share outstanding throughout each period.

		Income (Loss) from Investment Operations:					Less Distributions:
	Net asset value, beginning of the period	Net investment loss (a)		Net realized and unrealized gain (loss)		Total from investment operations	Dividends from net investment income	Distributions from net realized capital gains	Total distributions
SMALL CAP GROWTH FUND

Institutional Class
9/30/2013	$19.17	$(0.15	)(e)	$7.33		$7.18	$—	$—	$—
9/30/2012	15.06	(0.14)		4.25		4.11	—	—	—
9/30/2011	14.03	(0.13)		1.16	(f)	1.03	—	—	—
9/30/2010	11.58	(0.11	)(h)	2.56		2.45	—	—	—
9/30/2009	13.07	(0.07)		(1.42)		(1.49)	—	—	—

Retail Class
9/30/2013	18.41	(0.20	)(e)	7.02		6.82	—	—	—
9/30/2012	14.52	(0.19)		4.08		3.89	—	—	—
9/30/2011	13.55	(0.18)		1.15	(f)	0.97	—	—	—
9/30/2010	11.21	(0.13	)(h)	2.47		2.34	—	—	—
9/30/2009	12.69	(0.09)		(1.39)		(1.48)	—	—	—

Class N
9/30/2013*	20.22	(0.11)		6.25		6.14	—	—	—

*	From commencement of Class operations on February 1, 2013 through September 30, 2013.
(a)	Per share net investment loss has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, if applicable, total returns would have been lower. Periods less than one year, if applicable, are not annualized.
(c)	The investment adviser and/or administrator agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period, if applicable. Without this waiver/reimbursement, expenses would have been higher.
(d)	Computed on an annualized basis for periods less than one year, if applicable.
(e)	Includes non-recurring dividends. Without these dividends, net investment loss per share would have been $(0.16) and $(0.21) for Institutional Class and Retail Class, respectively, total return would have been 37.40% and 36.99% for Institutional Class and Retail Class, respectively, and the ratio of net investment loss to average net assets would have been (0.75)% and (1.05)% for Institutional Class and Retail Class, respectively.
(f)	The amount shown for a share outstanding does not correspond with the aggregate realized and unrealized gain (loss) on investments for the period due to the timing of sales and redemptions of fund shares in relation to fluctuating market values of investments of the Fund.
(g)	Includes fee/expense recovery of 0.03%.
(h)	Includes a non-recurring dividend. Without this dividend, net investment loss per share would have been $(0.12) and $(0.14) for Institutional Class and Retail Class, respectively, and the ratio of net investment loss to average net assets would have been (0.92)% and (1.17)% for Institutional Class and Retail Class, respectively.
(i)	Includes fee/expense recovery of 0.01%.

See accompanying notes to financial statements.

33  |

				Ratios to Average Net Assets:
Net asset value, end of the period	Total return (%) (b)		Net assets, end of the period (000’s)	Net expenses (%) (c)(d)		Gross expenses (%) (d)		Net investment loss (%) (d)		Portfolio turnover rate (%)

$26.35	37.45	(e)	$914,000	0.94		0.94		(0.70	)(e)	56
19.17	27.29		599,469	0.95		0.95		(0.79)		77
15.06	7.34		154,313	0.98	(g)	0.98	(g)	(0.78)		76
14.03	21.16		52,501	1.00		1.06		(0.85	)(h)	69
11.58	(11.40)		45,557	1.00		1.01		(0.68)		107

25.23	37.05	(e)	211,724	1.25	(i)	1.25	(i)	(0.99	)(e)	56
18.41	26.79		229,822	1.25		1.28		(1.09)		77
14.52	7.16		113,110	1.25		1.27		(1.07)		76
13.55	20.87		75,344	1.25		1.39		(1.10	)(h)	69
11.21	(11.66)		75,478	1.25		1.43		(0.93)		107

26.36	30.37		7,580	0.83		0.83		(0.63)		56

See accompanying notes to financial statements.

|  34

Financial Highlights — continued

For a share outstanding throughout each period.

		Income (Loss) from Investment Operations:				Less Distributions:
	Net asset value, beginning of the period	Net investment income (loss) (a)(b)		Net realized and unrealized gain (loss)	Total from investment operations	Dividends from net investment income (b)	Distributions from net realized capital gains	Total distributions
SMALL CAP VALUE FUND

Institutional Class
9/30/2013	$29.14	$0.20		$8.41	$8.61	$(0.30)	$(0.03)	$(0.33)
9/30/2012	22.36	0.21		6.62	6.83	(0.05)	—	(0.05)
9/30/2011	22.93	0.09	(h)	(0.50)	(0.41)	(0.16)	—	(0.16)
9/30/2010	20.66	0.11		2.23	2.34	(0.07)	—	(0.07)
9/30/2009	22.01	0.09		(1.32)	(1.23)	(0.11)	(0.01)	(0.12)

Retail Class
9/30/2013	28.84	0.12		8.32	8.44	(0.22)	(0.03)	(0.25)
9/30/2012	22.14	0.13		6.57	6.70	—	—	—
9/30/2011	22.71	0.02	(h)	(0.48)	(0.46)	(0.11)	—	(0.11)
9/30/2010	20.47	0.06		2.21	2.27	(0.03)	—	(0.03)
9/30/2009	21.79	0.04		(1.30)	(1.26)	(0.05)	(0.01)	(0.06)

Admin Class
9/30/2013	28.22	0.04		8.15	8.19	(0.14)	(0.03)	(0.17)
9/30/2012	21.72	0.06		6.44	6.50	—	—	—
9/30/2011	22.30	(0.04	)(h)	(0.49)	(0.53)	(0.05)	—	(0.05)
9/30/2010	20.11	0.00		2.19	2.19	—	—	—
9/30/2009	21.40	0.00		(1.28)	(1.28)	(0.00)	(0.01)	(0.01)

Class N
9/30/2013*	32.08	0.06		5.30	5.36	—	—	—

*	From commencement of Class operations on February 1, 2013 through September 30, 2013.
(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share, if applicable.
(c)	Effective June 1, 2009, redemption fees were eliminated.
(d)	Had certain expenses not been waived/reimbursed during the period, if applicable, total returns would have been lower. Periods less than one year, if applicable, are not annualized.
(e)	The investment adviser and/or administrator agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period, if applicable. Without this waiver/reimbursement, expenses would have been higher.
(f)	Computed on an annualized basis for periods less than one year, if applicable.
(g)	Includes fee/expense recovery of less than 0.01%.
(h)	Includes a non-recurring dividend. Without this dividend, net investment income (loss) per share would have been $0.07, $0.01 and $(0.06) for Institutional Class, Retail Class and Admin Class, respectively, total return would have been (1.93)%, (2.16)% and (2.44)% for Institutional Class, Retail Class and Admin Class, respectively and the ratio of net investment income (loss) to average net assets would have been 0.28%, 0.03% and (0.22)% for Institutional Class, Retail Class and Admin Class, respectively.

See accompanying notes to financial statements.

35  |

					Ratios to Average Net Assets:
Redemption fees (b)(c)	Net asset value, end of the period	Total return (%) (d)		Net assets, end of the period (000’s)	Net expenses (%) (e)(f)		Gross expenses (%) (f)		Net investment income (loss) (%) (f)		Portfolio turnover rate (%)

$—	$37.42	29.82		$733,512	0.90		0.91		0.61		22
—	29.14	30.59		572,776	0.90	(g)	0.90	(g)	0.76		19
—	22.36	(1.88	)(h)	431,761	0.90		0.93		0.33	(h)	42
—	22.93	11.39		454,853	0.90		0.94		0.50		52
0.00	20.66	(5.42)		506,324	0.90		0.94		0.52		55

—	37.03	29.48		403,475	1.15		1.22		0.37		22
—	28.84	30.26		343,480	1.15		1.22		0.49		19
—	22.14	(2.12	)(h)	347,759	1.15		1.22		0.08	(h)	42
—	22.71	11.10		383,934	1.15		1.24		0.26		52
0.00	20.47	(5.66)		387,383	1.15		1.31		0.26		55

—	36.24	29.17		74,892	1.40		1.52		0.11		22
—	28.22	29.93		67,853	1.40		1.52		0.24		19
—	21.72	(2.40	)(h)	65,500	1.40		1.52		(0.17	)(h)	42
—	22.30	10.89		73,443	1.40		1.56		0.02		52
0.00	20.11	(5.93)		74,195	1.40		1.77		0.02		55

—	37.44	16.71		1	0.85		14.45		0.27		22

See accompanying notes to financial statements.

|  36

Notes to Financial Statements

September 30, 2013

1.  Organization. Loomis Sayles Funds I and Loomis Sayles Funds II (the “Trusts” and each a “Trust”) are each organized as a Massachusetts business trust. Each Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Each Declaration of Trust permits the Board of Trustees to authorize the issuance of an unlimited number of shares of the Trust in multiple series. The financial statements for certain funds of the Trusts are presented in separate reports. The following funds (individually, a “Fund” and collectively, the “Funds”) are included in this report:

Loomis Sayles Funds I:

Loomis Sayles Small Cap Value Fund (the “Small Cap Value Fund”)

Loomis Sayles Funds II:

Loomis Sayles Small Cap Growth Fund (the “Small Cap Growth Fund”)

Each Fund is a diversified investment company.

Small Cap Growth Fund and Small Cap Value Fund were closed to new investors effective September 14, 2012 and September 15, 2008, respectively. The Funds continue to offer Institutional Class and Retail Class shares to existing investors and Small Cap Value Fund continues to offer Admin Class shares to existing investors. Effective February 1, 2013, each Fund began offering Class N shares to existing investors.

Most expenses of the Trusts can be directly attributed to a fund. Expenses which cannot be directly attributed to a fund are generally apportioned based on the relative net assets of each of the funds in the Trusts. Expenses of a Fund are borne pro rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the Rule 12b-1 service and distribution fees and transfer agent fees). In addition, each class votes as a class only with respect to its own Rule 12b-1 Plan. Shares of each class would receive their pro rata share of the net assets of a Fund if the Fund were liquidated. The Trustees approve separate distributions from net investment income on each class of shares.

2.   Significant Accounting Policies. The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. The Funds’ financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Management has evaluated the events and transactions subsequent to year-end through the date the financial statements were issued and has determined that there were no material events that would require disclosure in the Funds’ financial statements.

a.  Valuation. Equity securities, including shares of closed-end investment companies and exchange-traded funds, for which market quotations are readily available are valued at market value, as reported by independent pricing services recommended by the investment adviser and approved by the Board of Trustees. Such independent pricing services

37  |

Notes to Financial Statements – (continued)

September 30, 2013

generally use the security’s last sale price on the exchange or market where the security is primarily traded or, if there is no reported sale during the day, the closing bid price. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market are valued at the NASDAQ Official Closing Price (“NOCP”), or if lacking a NOCP, at the most recent bid quotation on the applicable NASDAQ Market. Debt securities (other than short-term obligations purchased with an original or remaining maturity of sixty days or less) and unlisted equity securities are generally valued on the basis of evaluated bids furnished to the Funds by an independent pricing service, recommended by the investment adviser and approved by the Board of Trustees, which determines valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Broker-dealer bid prices may also be used to value debt and equity securities where an independent pricing service is unable to price a security or where an independent pricing service does not provide a reliable price for the security. Investments in other open-end investment companies are valued at their net asset value each day. Short-term obligations purchased with an original or remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Funds’ investment adviser under the general supervision of the Board of Trustees.

The Funds may hold securities traded in foreign markets. Foreign securities are valued at the closing market price in the foreign market. However, if events occurring after the close of the foreign market (but before the close of regular trading on the New York Stock Exchange) are believed to materially affect the value of those securities, such securities are fair valued on a daily basis pursuant to procedures approved by the Board of Trustees. When fair valuing securities, the Funds may, among other things, use modeling tools or other processes that may take into account factors such as securities market activity and/or significant events that occur after the close of the foreign market and before the Funds calculate their net asset values.

b.  Investment Transactions and Related Investment Income. Investment transactions are accounted for on a trade date plus one day basis for daily net asset value calculation. However, for financial reporting purposes, investment transactions are reported on trade date. Dividend income is recorded on ex-dividend date, or in the case of certain foreign securities, as soon as a Fund is notified, and interest income is recorded on an accrual basis. Interest income is increased by the accretion of discount and decreased by the amortization of premium. Distributions received from investments in securities that represent a return of capital or capital gain are recorded as a reduction of cost of the investments or as a realized gain, respectively. The calendar year-end amounts of ordinary income, capital gains, and return of capital included in distributions received from the Funds’ investments in real estate investment trusts (“REITs”) are reported to the Funds after the end of the fiscal year; accordingly, the Funds estimate these amounts for

|  38

Notes to Financial Statements – (continued)

September 30, 2013

accounting purposes until the characterization of REIT distributions is reported to the Funds after the end of the fiscal year. Estimates are based on the most recent REIT distribution information available. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis. Investment income, non-class specific expenses and realized and unrealized gains and losses are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund.

c.  Foreign Currency Translation. The books and records of the Funds are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from fluctuations which arise due to changes in market prices of investment securities. Such changes are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, at the end of the fiscal period, resulting from changes in exchange rates.

Each Fund may use foreign currency exchange contracts to facilitate transactions in foreign-denominated investments. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

d.  Federal and Foreign Income Taxes. Each Trust treats each fund as a separate entity for federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least annually. Management has performed an analysis of each Fund’s tax positions for the open tax years as of September 30, 2013 and has concluded that no provisions for income tax are required. The Funds’ federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Management is not aware of any events that are reasonably possible to occur in the next twelve months that would result in the amounts of any unrecognized tax benefits significantly increasing or decreasing for the Funds. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based

39  |

Notes to Financial Statements – (continued)

September 30, 2013

on factors including, but not limited to, new tax laws and accounting regulations and interpretations thereof.

A Fund may be subject to foreign withholding taxes on investment income and taxes on capital gains on investments that are accrued and paid based upon the Fund’s understanding of the tax rules and regulations that exist in the countries in which the Fund invests. Foreign withholding taxes on dividend and interest income are reflected on the Statements of Operations as a reduction of investment income, net of amounts eligible to be reclaimed. Dividends and interest receivable on the Statements of Assets and Liabilities are net of foreign withholding taxes. Foreign withholding taxes eligible to be reclaimed are reflected on the Statements of Assets and Liabilities as tax reclaims receivable. Capital gains taxes paid are included in net realized gain (loss) on investments in the Statements of Operations. Accrued but unpaid capital gains taxes are reflected as foreign taxes payable on the Statements of Assets and Liabilities, if applicable, and reduce unrealized gains on investments. In the event that realized gains on investments are subsequently offset by realized losses, taxes paid on realized gains may be returned to a Fund. Such amounts, if applicable, are reflected as foreign tax rebates receivable on the Statements of Assets and Liabilities and are recorded as a realized gain when received.

e.  Dividends and Distributions to Shareholders. Dividends and distributions are recorded on ex-dividend date. The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. Permanent differences are primarily due to differing treatments for book and tax purposes of items such as return of capital distributions received and net operating losses. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital accounts. Temporary differences between book and tax distributable earnings are primarily due to return of capital distributions received, deferred Trustees’ fees and wash sales. Distributions from net investment income and short-term capital gains are considered to be distributed from ordinary income for tax purposes.

The tax characterization of distributions is determined on an annual basis. The tax character of distributions paid to shareholders during the years ended September 30, 2013 and 2012 was as follows:

	2013 Distributions Paid From:			2012 Distributions Paid From:
Fund	Ordinary Income	Long-Term Capital Gains	Total	Ordinary Income	Long-Term Capital Gains	Total
Small Cap Value Fund	$8,670,789	$858,547	$9,529,336	$1,033,252	$—	$1,033,252

|  40

Notes to Financial Statements – (continued)

September 30, 2013

As of September 30, 2013, the components of distributable earnings on a tax basis were as follows:

	Small Cap Growth Fund	Small Cap Value Fund
Undistributed ordinary income	$—	$366,102
Undistributed long-term capital gains	72,332,270	94,772,659

Total undistributed earnings	72,332,270	95,138,761

Late-year ordinary and post-October capital loss deferrals*	(6,002,400)	—
Unrealized appreciation	319,840,412	405,201,208

Total accumulated earnings	$386,170,282	$500,339,969

* Under current tax law, capital losses, foreign currency losses, and losses on passive foreign investment companies and contingent payment debt instruments after October 31 or December 31, as applicable, may be deferred and treated as occurring on the first day of the following taxable year.

f.  Repurchase Agreements. It is each Fund’s policy that the market value of the collateral for repurchase agreements be at least equal to 102% of the repurchase price, including interest. Certain repurchase agreements are tri-party arrangements whereby the collateral is held in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities.

g.  Securities Lending. The Funds have entered into an agreement with State Street Bank and Trust Company (“State Street Bank”), as agent of the Funds, to lend securities to certain designated borrowers. The loans are collateralized with cash or securities in an amount equal to at least 105% or 102% of the market value (including accrued interest) of the loaned international or domestic securities, respectively, when the loan is initiated. Thereafter, the value of the collateral must remain at least 102% of the market value (including accrued interest) of loaned securities for U.S. equities and U.S. corporate debt; at least 105% of the market value (including accrued interest) of loaned securities for non-U.S. equities; and at least 100% of the market value (including accrued interest) of loaned securities for U.S. Government securities, sovereign debt issued by non-U.S. Governments and non-U.S. corporate debt. In the event that the market value of the collateral falls below the required percentages described above, the borrower will deliver additional collateral on the next business day. As with other extensions of credit, the Funds may bear the risk of loss with respect to the investment of the collateral. The Funds invest cash collateral in short-term investments, a portion of the income from which is remitted to the borrowers and the remainder allocated between the Funds and State Street Bank as lending agent.

For the year ended September 30, 2013, neither Fund had loaned securities under this agreement.

41  |

Notes to Financial Statements – (continued)

September 30, 2013

h.  Indemnifications. Under the Trusts’ organizational documents, their officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

i.  New Accounting Pronouncement.  In December 2011, Accounting Standards Update (“ASU”) No. 2011-11, “Disclosures about Offsetting Assets and Liabilities” was issued and is effective for interim and annual periods beginning after January 1, 2013. The ASU creates new disclosure requirements with respect to an entity’s rights of setoff and related arrangements associated with its financial instruments. Management has evaluated the impact the adoption of ASU 2011-11 and will incorporate the new disclosures required in the March 31, 2014 report.

3.  Fair Value Measurements. In accordance with accounting standards related to fair value measurements and disclosures, the Funds have categorized the inputs utilized in determining the value of each Fund’s assets or liabilities. These inputs are summarized in the three broad levels listed below:

•	Level 1—quoted prices in active markets for identical assets or liabilities;

•

Level 2—prices determined using other significant inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.); and

•

Level 3—prices determined using significant unobservable inputs when quoted prices or observable inputs are unavailable such as when there is little or no market activity for an asset or liability (unobservable inputs reflect each Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

|  42

Notes to Financial Statements – (continued)

September 30, 2013

The following is a summary of the inputs used to value the Funds’ investments as of September 30, 2013, at value:

Small Cap Growth Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$1,083,688,907	$—	$—	$1,083,688,907
Short-Term Investments	—	59,677,799	—	59,677,799

Total	$1,083,688,907	$59,677,799	$—	$1,143,366,706

(a) Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

For the year ended September 30, 2013, there were no transfers among Levels 1, 2 and 3.

Small Cap Value Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$1,158,927,990	$—	$—	$1,158,927,990
Closed End Investment Companies	24,610,530	—	—	24,610,530
Warrants(b)	—	—	—	—
Short-Term Investments	—	26,590,292	—	26,590,292

Total	$1,183,538,520	$26,590,292	$—	$1,210,128,812

(a) Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

(b) Fair valued at zero using Level 2 inputs.

For the year ended September 30, 2013, there were no transfers among Levels 1, 2 and 3.

4.   Purchases and Sales of Securities. For the year ended September 30, 2013, purchases and sales of securities (excluding short-term investments) were as follows:

Fund	Purchases	Sales
Small Cap Growth Fund	$492,161,921	$518,118,918
Small Cap Value Fund	237,353,441	300,903,268

5.  Management Fees and Other Transactions with Affiliates.

a.  Management Fees. Loomis, Sayles & Company, L.P. (“Loomis Sayles”) serves as investment adviser to each Fund. Under the terms of the management agreements, each Fund pays a management fee at the following annual rates, calculated daily and payable monthly, based on each Fund’s average daily net assets:

Fund	Percentage of Average Daily Net Assets
Small Cap Growth Fund	0.75%
Small Cap Value Fund	0.75%

43  |

Notes to Financial Statements – (continued)

September 30, 2013

Loomis Sayles has given binding undertakings to the Funds to waive management fees and/or reimburse certain expenses to limit the Funds’ operating expenses, exclusive of acquired fund fees and expenses, brokerage expenses, interest expense, taxes and extraordinary expenses. These undertakings are in effect until January 31, 2014 and are reevaluated on an annual basis. Management fees payable, as reflected on the Statements of Assets and Liabilities, is net of waivers and/or expense reimbursements, if any, pursuant to these undertakings.

For the year ended September 30, 2013, the expense limits as a percentage of average daily net assets under the expense limitation agreements were as follows:

	Expense Limit as a Percentage of Average Daily Net Assets
Fund	Institutional Class	Retail Class	Admin Class	Class N
Small Cap Growth Fund	1.00%	1.25%	—	0.95%
Small Cap Value Fund	0.90%	1.15%	1.40%	0.85%

Loomis Sayles shall be permitted to recover expenses it has borne under the expense limitation agreements (whether through waiver of its management fees or otherwise) on a class by class basis in later periods to the extent the annual operating expenses of a class fall below a class’ expense limits, provided, however, that a class is not obligated to pay such waived/reimbursed fees or expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.

For the year ended September 30, 2013, the management fees for each Fund were as follows:

Fund	Management Fees	Percentage of Average Daily Net Assets
Small Cap Growth Fund	$6,846,564	0.75%
Small Cap Value Fund	$8,140,092	0.75%
For the year ended September 30, 2013, class-specific expenses have been reimbursed as follows:

	Reimbursement[1]
Fund	Institutional Class	Retail Class	Admin Class	Class N	Total
Small Cap Value Fund	$42,284	$246,272	$85,267	$97	$373,920

[1]	Expense reimbursements are subject to possible recovery until September 30, 2014.

For the year ended September 30, 2013, expense reimbursements related to the prior fiscal year were recovered as follows:

	Recovered Expenses
Fund	Institutional Class	Retail Class	Total
Small Cap Growth Fund	$—	$16,604	$16,604

Certain officers and employees of Loomis Sayles are also officers or Trustees of the Trusts. Loomis Sayles’ general partner is indirectly owned by Natixis Global Asset Management,

|  44

Notes to Financial Statements – (continued)

September 30, 2013

L.P. (“Natixis US”), which is part of Natixis Global Asset Management, an international asset management group based in Paris, France.

b.  Service and Distribution Fees. NGAM Distribution, L.P. (“NGAM Distribution”), which is a wholly-owned subsidiary of Natixis US, has entered into a distribution agreement with the Trusts. Pursuant to this agreement, NGAM Distribution serves as principal underwriter of the Funds of the Trusts.

Pursuant to Rule 12b-1 under the 1940 Act, Small Cap Growth Fund and Small Cap Value Fund have adopted a Distribution Plan relating to each Fund’s Retail Class shares (the “Retail Class Plans”) and Small Cap Value Fund has adopted a Distribution Plan relating to its Admin Class shares (the “Admin Class Plan”).

Under the Retail Class Plans, each Fund pays NGAM Distribution a monthly distribution fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Funds’ Retail Class shares, as compensation for services provided by NGAM Distribution in connection with the marketing or sale of Retail Class shares or for payments made by NGAM Distribution to securities dealers or other financial intermediaries as commissions, asset-based sales charges or other compensation with respect to the sale of Retail Class shares, or for providing personal services to investors and/or maintenance of shareholder accounts.

Under the Admin Class Plan, Small Cap Value Fund pays NGAM Distribution a monthly distribution fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund’s Admin Class shares, as compensation for services provided by NGAM Distribution in connection with the marketing or sale of Admin Class shares or for payments made by NGAM Distribution to securities dealers or other financial intermediaries as commissions, asset-based sales charges or other compensation with respect to the sale of Admin Class shares, or for providing personal services to investors and/or the maintenance of shareholder accounts.

In addition, the Admin Class shares of Small Cap Value Fund may pay NGAM Distribution an administrative service fee, at an annual rate not to exceed 0.25% of the average daily net assets attributable to Admin Class shares. These fees are subsequently paid to securities dealers or financial intermediaries for providing personal services and/or account maintenance for their customers who hold such shares.

For the year ended September 30, 2013, the service and distribution fees for each Fund were as follows:

	Service Fees	Distribution Fees
Fund	Admin Class	Retail Class	Admin Class
Small Cap Growth Fund	$—	$518,764	$—
Small Cap Value Fund	174,592	925,527	174,592

45  |

Notes to Financial Statements – (continued)

September 30, 2013

c.  Administrative Fees. NGAM Advisors, L.P. (“NGAM Advisors”) provides certain administrative services for the Funds and contracts with State Street Bank to serve as sub-administrator. NGAM Advisors is a wholly-owned subsidiary of Natixis US. Pursuant to an agreement among Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV, Gateway Trust (“Natixis Funds Trusts”), Loomis Sayles Funds I, Loomis Sayles Funds II (“Loomis Sayles Funds Trusts”), Hansberger International Series and NGAM Advisors, each Fund pays NGAM Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0575% of the first $15 billion of the average daily net assets of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series, 0.0500% of the next $15 billion, 0.0400% of the next $30 billion and 0.0350% of such assets in excess of $60 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series of $10 million, which is reevaluated on an annual basis.

For the year ended September 30, 2013, the administrative fees for each Fund were as follows:

Fund	Administrative Fees
Small Cap Growth Fund	$403,822
Small Cap Value Fund	480,091

d.  Sub-Transfer Agent Fees. NGAM Distribution has entered into agreements, which include servicing agreements, with financial intermediaries that provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries that hold positions in the Funds and has agreed to compensate the intermediaries for providing those services. Intermediaries transact with the Funds primarily through the use of omnibus accounts on behalf of their customers who hold positions in the Funds. These services would have been provided by the Funds’ transfer agent and other service providers if the shareholders’ accounts were maintained directly at the Funds’ transfer agent. Accordingly, the Funds have agreed to reimburse NGAM Distribution for all or a portion of the servicing fees paid to these intermediaries. The reimbursement amounts (sub-transfer agent fees) paid to NGAM Distribution are subject to a current per-account equivalent fee limit approved by the Funds’ Board, which is based on fees for similar services paid to the Funds’ transfer agent and other service providers. Class N shares do not bear such expenses.

For the year ended September 30, 2013, the sub-transfer agent fees (which are reflected in transfer agent fees and expenses in the Statements of Operations) for each Fund were as follows:

	Sub-Transfer Agent Fees
Fund	Institutional Class	Retail Class	Admin Class
Small Cap Growth Fund	$754,805	$274,338	$—
Small Cap Value Fund	472,189	488,381	129,855

|  46

Notes to Financial Statements – (continued)

September 30, 2013

As of September 30, 2013, the Funds owe NGAM Distribution the following reimbursements for sub-transfer agent fees:

	Reimbursements of Sub-Transfer Agent Fees
Fund	Institutional Class	Retail Class	Admin Class
Small Cap Growth Fund	$10,127	$3,959	$—
Small Cap Value Fund	6,297	6,986	1,919

e.  Trustees Fees and Expenses. The Trusts do not pay any compensation directly to their officers or Trustees who are directors, officers or employees of NGAM Advisors, NGAM Distribution, Natixis US or their affiliates. Effective January 1, 2013, the Chairperson of the Board receives a retainer fee at the annual rate of $285,000. The Chairperson does not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that she attends. Each Independent Trustee (other than the Chairperson) receives, in the aggregate, a retainer fee at the annual rate of $115,000. Each Independent Trustee also receives a meeting attendance fee of $10,000 for each meeting of the Board of Trustees that he or she attends in person and $5,000 for each meeting of the Board of Trustees that he or she attends telephonically. In addition, each committee chairman receives an additional retainer fee at an annual rate of $17,500. Each Contract Review and Governance Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. Each Audit Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. These fees are allocated among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series based on a formula that takes into account, among other factors, the relative net assets of each fund. Trustees are reimbursed for travel expenses in connection with attendance at meetings.

Prior to January 1, 2013, the Chairperson of the Board received a retainer fee at the annual rate of $265,000 and each Independent Trustee (other than the Chairperson) received, in aggregate, a retainer fee at the annual rate of $95,000. In addition, each committee chairman received an additional retainer fee at an annual rate of $15,000, and each Audit Committee member was compensated $7,500 for each Committee meeting that he or she attended in person and $3,750 for each meeting that he or she attended telephonically.

A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Funds until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain funds of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series as designated by the participating Trustees. Changes in the value of participants’ deferral accounts are allocated pro rata among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts, and Hansberger International Series, and are normally reflected as

47  |

Notes to Financial Statements – (continued)

September 30, 2013

Trustees’ fees and expenses in the Statements of Operations. The portions of the accrued obligations allocated to the Funds under the Plan are reflected as Deferred Trustees’ fees in the Statements of Assets and Liabilities.

f.  Affiliated Ownership. At September 30, 2013, Loomis Sayles Funded Pension Plan and Trust (“Pension Plan”) and Loomis Sayles Employees’ Profit Sharing Retirement Plan (“Retirement Plan”) held shares of the Funds representing the following percentages of net assets:

Fund	Pension Plan	Retirement Plan	Total Affiliated Ownership
Small Cap Growth Fund	0.75%	1.18%	1.93%
Small Cap Value Fund	1.11%	2.00%	3.11%

Additionally, as of September 30, 2013, NGAM Advisors held shares of Small Cap Value Fund representing less than 0.01% of the Funds’ net assets.

Investment activities of affiliated shareholders could have material impacts on the Funds.

6.  Class-Specific Transfer Agent Fees and Expenses. For the year ended September 30, 2013, the class-specific transfer agent fees and expenses (including sub-transfer agent fees, where applicable) for each Fund were as follows:

	Transfer Agent Fees and Expenses
Fund	Institutional Class	Retail Class	Admin Class	Class N
Small Cap Growth Fund	$770,843	$335,932	$—	$110
Small Cap Value Fund	494,773	506,287	134,414	97

7.  Line of Credit. Each Fund, together with certain other funds of Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series, participates in a $200,000,000 committed unsecured line of credit provided by State Street Bank, with an individual limit of $125,000,000 for each fund that participates in the line of credit. Interest is charged to each participating fund based on its borrowings at a rate per annum equal to the greater of the Federal Funds rate or overnight LIBOR, plus 1.25%. In addition, a commitment fee of 0.10% per annum, payable at the end of each calendar quarter, is accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit.

For the year ended September 30, 2013, neither Fund had borrowings under these agreements.

|  48

Notes to Financial Statements – continued

September 30, 2013

8.  Brokerage Commission Recapture. Each Fund has entered into agreements with certain brokers whereby the brokers will rebate a portion of brokerage commissions. All amounts rebated by the brokers are returned to the Funds under such agreements and are included in realized gains on investments in the Statements of Operations. For the year ended September 30, 2013, amounts rebated under these agreements were as follows:

Fund	Rebates
Small Cap Growth Fund	$57,189
Small Cap Value Fund	45,409

9.  Capital Shares. Each Fund may issue an unlimited number of shares of beneficial interest, without par value. Transactions in capital shares were as follows:

	Small Cap Growth Fund
	Year Ended September 30, 2013		Year Ended September 30, 2012
Institutional Class	Shares	Amount	Shares	Amount
Issued from the sale of shares	11,813,357	$252,532,051	25,012,829	$444,379,599
Issued in connection with the reinvestment of distributions	—	—	—	—
Redeemed	(8,396,592)	(176,478,451)	(3,982,168)	(71,766,116)

Net change	3,416,765	$76,053,600	21,030,661	$372,613,483

Retail Class
Issued from the sale of shares	2,620,258	$53,469,074	8,772,957	$149,204,216
Issued in connection with the reinvestment of distributions	—	—	—	—
Redeemed	(6,709,873)	(135,077,555)	(4,084,044)	(70,211,068)

Net change	(4,089,615)	$(81,608,481)	4,688,913	$78,993,148

Class N*
Issued from the sale of shares	291,609	$7,346,195	—	$—
Issued in connection with the reinvestment of distributions	—	—	—	—
Redeemed	(4,013)	(102,150)	—	—

Net change	287,596	$7,244,045	—	$—

Increase (decrease) from capital share transactions	(385,254)	$1,689,164	25,719,574	$451,606,631

* From commencement of Class operations on February 1, 2013 through September 30, 2013.

49  |

Notes to Financial Statements – continued

September 30, 2013

9.  Capital Shares – continued.

	Small Cap Value Fund
	Year Ended September 30, 2013		Year Ended September 30, 2012
Institutional Class	Shares	Amount	Shares	Amount
Issued from the sale of shares	3,209,013	$105,799,055	4,160,980	$112,254,002
Issued in connection with the reinvestment of distributions	204,464	6,072,591	37,002	980,177
Redeemed	(3,464,461)	(112,934,799)	(3,852,812)	(105,017,313)

Net change	(50,984)	$(1,063,153)	345,170	$8,216,866

Retail Class
Issued from the sale of shares	1,284,622	$42,022,941	1,188,522	$32,260,155
Issued in connection with the reinvestment of distributions	96,978	2,855,026	—	—
Redeemed	(2,396,051)	(77,723,740)	(4,987,227)	(135,496,848)

Net change	(1,014,451)	$(32,845,773)	(3,798,705)	$(103,236,693)

Admin Class
Issued from the sale of shares	474,991	$15,185,040	593,951	$15,631,061
Issued in connection with the reinvestment of distributions	9,613	277,512	—	—
Redeemed	(822,273)	(25,893,755)	(1,205,509)	(31,874,850)

Net change	(337,669)	$(10,431,203)	(611,558)	$(16,243,789)

Class N*
Issued from the sale of shares	31	$1,000	—	$—
Issued in connection with the reinvestment of distributions	—	—	—	—
Redeemed	—	—	—	—

Net change	31	$1,000	—	$—

Increase (decrease) from capital share transactions	(1,403,073)	$(44,339,129)	(4,065,093)	$(111,263,616)

* From commencement of Class operations on February 1, 2013 through September 30, 2013.

|  50

Report Of Independent Registered Public Accounting Firm

To the Trustees of Loomis Sayles Funds I and Loomis Sayles Funds II and Shareholders of Loomis Sayles Small Cap Value Fund and Loomis Sayles Small Cap Growth Fund:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Loomis Sayles Small Cap Value Fund, a series of Loomis Sayles Funds I, and the Loomis Sayles Small Cap Growth Fund, a series of Loomis Sayles Funds II (collectively, the “Funds”), at September 30, 2013, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

November 21, 2013

51  |

2013 U.S. Tax Distribution Information to Shareholders (Unaudited)

Corporate Dividends Received Deduction. For the fiscal year ended September 30, 2013, a percentage of dividends distributed by the Funds listed below qualify for the dividends received deduction for corporate shareholders. These percentages are as follows:

Fund	Qualifying Percentage
Small Cap Value	100.00%

Capital Gains Distributions. Pursuant to Internal Revenue Section 852(b), the following Funds paid distributions, which have been designated as capital gains distributions for the fiscal year ended September 30, 2013, unless subsequently determined to be different.

Fund	Amount
Small Cap Value	$858,547

Qualified Dividend Income. For the fiscal year ended September 30, 2013, the Funds below will designate up to the maximum amount allowable pursuant to the Internal Revenue Code as qualified dividend income eligible for reduced tax rates. These lower rates range from 0% to 20% depending on an individual’s tax bracket. If the Funds pay a distribution during calendar year 2013, complete information will be reported in conjunction with Form 1099-DIV.

Fund
Small Cap Value

|  52

Trustee and Officer Information

As of 9/30/13

The tables below provide certain information regarding the trustees and officers of Loomis Sayles Funds I and Loomis Sayles Funds II (the “Trusts”). Unless otherwise indicated, the address of all persons below is 399 Boylston Street, Boston, MA 02116. The Funds’ Statement of Additional Information includes additional information about the trustees of the Trusts and is available by calling Natixis Funds at 800-225-5478.

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES

Charles D. Baker (1956)	Trustee From 2005 to 2009 and since 2011 Contract Review and Governance Committee Member	Executive in Residence at General Catalyst Partners (venture capital and growth equity firm); formerly, President and Chief Executive Officer, Harvard Pilgrim Health Care (health care organization)	42 Director, Athenahealth, Inc. (software company)	Significant experience on the Board; executive experience (including president and chief executive officer of a health care organization and executive officer of a venture capital and growth equity firm)

Daniel M. Cain (1945)	Trustee Since 2003 Chairman of the Contract Review and Governance Committee	Chairman (formerly, President and Chief Executive Officer) of Cain Brothers & Company, Incorporated (investment banking)	42 Director, Sheridan Healthcare Inc. (physician practice management)	Significant experience on the Board and on the board of other business organizations (including at a health care organization); experience in the financial industry (including roles as chairman and former chief executive officer of an investment banking firm)

Kenneth A. Drucker (1945)	Trustee Since 2008 Chairman of the Audit Committee	Retired	42 Formerly, Director, M Fund, Inc. (investment company); Director, Gateway Trust (investment company)	Significant experience on the Board and on the board of other business organizations (including at investment companies); executive experience (including as treasurer of an aerospace, automotive, and metal manufacturing corporation)

53  |

Trustee and Officer Information – continued

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES – continued

Edmond J. English (1953)	Trustee Since 2013 Contract Review and Governance Committee Member	Chief Executive Officer of Bob’s Discount Furniture (retail)	42 Formerly, Director, BJ’s Wholesale Club (retail); formerly, Director, Citizens Financial Group (bank)	Significant experience on the board of other business organizations (including at a retail company and a bank); executive experience (including at a retail company)

Wendell J. Knox (1948)	Trustee Since 2009 Audit Committee Member	Director (formerly, President and Chief Executive Officer) of Abt Associates Inc. (research and consulting)	42 Director, Eastern Bank (bank); Director, The Hanover Insurance Group (property and casualty insurance)	Significant experience on the Board and on the board of other business organizations (including at a bank and at a property and casualty insurance firm); executive experience (including roles as president and chief executive officer of a research and consulting company)

Martin T. Meehan (1956)	Trustee Since 2012 Contract Review and Governance Committee Member	Chancellor and faculty member, University of Massachusetts Lowell	42 None	Experience on the Board and on the board of other business organizations; experience as Chancellor of the University of Massachusetts Lowell; government experience (including as a member of the U.S. House of Representatives); academic experience

|  54

Trustee and Officer Information – continued

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES – continued

Sandra O. Moose (1942)	Chairperson of the Board of Trustees since November 2005 Trustee Since 2003 Ex officio member of the Audit Committee and Contract Review and Governance Committee	President, Strategic Advisory Services (management consulting)	42 Director, Verizon Communications (telecommunications company); Director, AES Corporation (international power company); formerly, Director, Rohm and Haas Company (specialty chemicals)	Significant experience on the Board and on the board of other business organizations (including at a telecommunications company, an international power company and a specialty chemicals corporation); executive experience (including at a management consulting company)

Erik R. Sirri (1958)	Trustee Since 2009 Audit Committee Member	Professor of Finance at Babson College; formerly, Director of the Division of Trading and Markets at the Securities and Exchange Commission	42 None	Significant experience on the Board; experience as Director of the Division of Trading and Markets at the Securities and Exchange Commission; academic experience; training as an economist

Peter J. Smail (1952)	Trustee Since 2009 Contract Review and Governance Committee Member	Retired; formerly, President and Chief Executive Officer of Pyramis Global Advisors (investment management)	42 None	Significant experience on the Board; mutual fund industry and executive experience (including roles as president and chief executive officer for an investment adviser)

Cynthia L. Walker (1956)	Trustee Since 2005 Audit Committee Member	Deputy Dean for Finance and Administration, Yale University School of Medicine; formerly, Executive Dean for Administration, Harvard Medical School	42 None	Significant experience on the Board; executive experience in a variety of academic organizations (including roles as dean for finance and administration)

55  |

Trustee and Officer Information – continued

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INTERESTED TRUSTEES

Robert J. Blanding[3] (1947) 555 California Street San Francisco, CA 94104	Trustee Since 2003 President and Chief Executive Officer of Loomis Sayles Funds I since 2002 Chief Executive Officer of Loomis Sayles Funds II since 2002	President, Chairman, Director and Chief Executive Officer, Loomis, Sayles & Company, L.P.	42 None	Significant experience on the Board; continuing service as President, Chairman, and Chief Executive Officer of Loomis, Sayles & Company, L.P.

David L. Giunta[4] (1965)	Trustee Since 2011 President of Loomis Sayles Funds II and Executive Vice President of Loomis Sayles Funds I since 2008	President and Chief Executive Officer, NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.	42 None	Experience on the Board; continuing experience as President and Chief Executive Officer of NGAM Advisors, L.P.

John T. Hailer[5] (1960)	Trustee Since 2003	President and Chief Executive Officer – U.S. and Asia, Natixis Global Asset Management, L.P.	42 None	Significant experience on the Board; continuing experience as President and Chief Executive Officer – U.S. and Asia, Natixis Global Asset Management, L.P.

[1]

Each trustee serves until retirement, resignation or removal from the Board. The current retirement age is 72. The position of Chairperson of the Board is appointed for a two-year term. Ms. Moose was appointed to serve an additional two-year term as the Chairperson of the Board on November 18, 2011.

[2]

The trustees of the Trusts serve as trustees of a fund complex that includes all series of the Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV and Gateway Trust (collectively, the “Natixis Funds Trusts”), Loomis Sayles Funds I and Loomis Sayles Funds II (collectively, the “Loomis Sayles Funds Trusts”), and Hansberger International Series (collectively, the “Fund Complex”).

[3]

Mr. Blanding is deemed an “interested person” of the Trusts because he holds the following positions with an affiliated person of the Trusts: President, Chairman, Director and Chief Executive Officer of Loomis, Sayles & Company, L.P. and Director of Loomis Sayles Investment Asia Pte., Ltd.

[4]

Mr. Giunta is deemed an “interested person” of the Trusts because he holds the following positions with an affiliated person of the Trusts: President and Chief Executive Officer of NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.

[5]

Mr. Hailer is deemed an “interested person” of the Trusts because he holds the following positions with an affiliated person of the Trusts: President and Chief Executive Officer – U.S. and Asia, Natixis Global Asset Management, L.P.

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Trustee and Officer Information – continued

Name and Year of Birth	Position(s) Held with the Trusts	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past 5 Years[2]

OFFICERS OF THE TRUSTS

Coleen Downs Dinneen (1960)	Secretary, Clerk and Chief Legal Officer	Since September 2004	Executive Vice President, General Counsel, Secretary and Clerk, NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.

Daniel J. Fuss (1933) One Financial Center Boston, MA 02111	Executive Vice President	Since June 2003	Vice Chairman and Director, Loomis, Sayles & Company, L.P.

Russell L. Kane (1969)	Chief Compliance Officer, Assistant Secretary and Anti-Money Laundering Officer	Chief Compliance Officer since May 2006; Assistant Secretary since June 2004; and Anti-Money Laundering Officer since April 2007	Chief Compliance Officer for Mutual Funds, Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk, NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.

Michael C. Kardok (1959)	Treasurer, Principal Financial and Accounting Officer	Since October 2004	Senior Vice President, NGAM Advisors, L.P. and NGAM Distribution, L.P.

[1]

Each officer of the Trusts serves for an indefinite term in accordance with the Trusts’ current by-laws until the date his or her successor is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified.

[2]

Each person listed above, except as noted, holds the same position(s) with the Fund Complex. Mr. Fuss is not an officer of the Natixis Funds Trusts or the Hansberger International Series. Previous positions during the past five years with NGAM Distribution, L.P., NGAM Advisors, L.P. or Loomis, Sayles & Company, L.P. are omitted, if not materially different from a trustee’s or officer’s current position with such entity.

57  |

Loomis Sayles Fixed Income Fund

Loomis Sayles Global Bond Fund

Loomis Sayles Inflation Protected Securities Fund

Loomis Sayles Institutional High Income Fund

Loomis Sayles Intermediate Duration Bond Fund

Loomis Sayles Investment Grade Fixed Income Fund

Annual Report

September 30, 2013

Portfolio Review	1
Portfolio of Investments	19
Financial Statements	70
Notes to Financial Statements	83

LOOMIS SAYLES FIXED INCOME FUND

Managers	Symbols
Matthew J. Eagan, CFA	Institutional Class	LSFIX
Daniel J. Fuss, CFA, CIC
Elaine M. Stokes

Objective

High total investment return through a combination of current income and capital appreciation

Strategy

Under normal circumstances, the fund will invest at least 80% of its net assets in fixed-income securities. The fund may invest up to 35% of its assets in below investment-grade fixed-income securities and up to 20% of its assets in equity securities such as common stocks and preferred stocks (with up to 10% of its assets in common stocks).

Market Conditions

Following an event-driven fourth quarter of 2012, investor optimism surged in early 2013 following a last-minute deal that prevented the U.S. from plummeting over a “fiscal cliff” of scheduled tax increases and spending cuts. The credit markets struggled for much of the second quarter of 2013, as speculation concerning the potential winding down of the Federal Reserve’s (the Fed’s) asset purchase program prompted fears that interest rates would rise sooner rather than later. These concerns receded in September, when the Fed surprised the markets by delaying any reduction in its asset-purchasing program.

Macroeconomic indicators, led by domestic housing market data, were largely positive during the period, underscoring the potential for a strengthening U.S. recovery. Pressure on European sovereign bonds mounted as instability in Italy, in the wake of a contentious parliamentary election, was quickly followed by the early-2013 banking crisis in Cyprus. These pressures faded over the course of the summer, and the euro zone emerged from recession.

Performance Results

For the 12 months ended September 30, 2013, Institutional Class shares of Loomis Sayles Fixed Income Fund returned 6.71%. The fund outperformed its benchmark, the Barclays U.S. Government/Credit Bond Index, which returned -1.96%.

Explanation of Fund Performance

The fund’s performance advantage relative to its benchmark was generally due to investment-grade corporate holdings and out-of-benchmark allocations, including positions in high-yield bonds, convertible securities and specific non-U.S.-dollar-denominated credits.

Strong performance from individual convertible securities led to positive returns for the sector. Significant stock market gains during much of the 12-month period also buoyed equity-sensitive issues. Similarly, allocations to common stock bolstered return, as the equity markets generally trended upward for much of the period. Investment-grade and high-yield corporate securities generated positive results and superior relative returns, as resurgent investor optimism and high levels of new issuance bolstered both segments of the credit market at various points during the period. Higher-beta (higher risk/reward potential) industrial names generally led the way within the high-yield segment, while financial issues were the largest contributors in the investment-grade sectors. Meanwhile, non-U.S.-dollar-denominated holdings benefited from intermittent bouts of optimism and added to and the fund’s gains as well as to relative return. Issues denominated in the euro, Icelandic krona, New Zealand dollar and British pound were the largest contributors to performance within the allocation.

Certain non-U.S.-dollar-denominated currencies detracted from performance in the second half of the period. Specifically, the Brazilian real, Canadian dollar and Indonesian rupiah suffered the brunt of fiscal reform and diminished growth expectations in China. Similarly, emerging market debt enjoyed a rally during the first six months of the period; but it sold off sharply in the latter half, as fresh concerns about China’s economic growth dampened prospects for the sector. The downturn weighed heavily on the fund’s supranational holdings.

Outlook

Our outlook for the U.S. and global economies remains largely consistent despite political and policy uncertainty. We believe U.S. gross domestic product (GDP) growth will move toward 3.0% next year, based on acceleration in the housing sector as well as momentum in autos and energy. However, deflationary pressures remain a concern in the short run as wage growth is slow, unemployment is still high (though slowly improving), and the output gap remains decidedly negative. Due to primarily weak economic growth, we expect the Fed to maintain accommodative monetary policy, and to employ a slow, cautious approach to rate increases. Our forecast for the 10-year U.S. Treasury yield is approximately 2.75% at year-end, moving to 3.25% a year from now.

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Several key risks may affect our outlook. We expect to see steady, perhaps even increased, volatility during the final quarter of 2013. Investor anxiety regarding upcoming economic releases and their impact on future Fed policy will likely contribute to market turbulence. The U.S. government shutdown and debt ceiling debates will likely occupy the headlines, adding another source of volatility. Europe remains an ongoing concern; however, economic and fiscal conditions appear stable for now.

Based on our long-term views, we have not made material asset allocation changes. Our strategy centers on research-based security selection, with a focus on sectors that can be uncorrelated with U.S. interest rates, and we continue to build diversification into the fund. We intend to maintain reduced term structure risk and continue to decrease nominal duration through sector and security selection. The fund’s ability to invest in what we view as the best risk-adjusted opportunities across a full range of global markets, sectors and securities may be an advantage as the economic recovery unfolds and the investment landscape evolves.

Cumulative Performance — September 30, 2003 through September 30, 2013(b)(c)

Average Annual Total Returns — September 30, 2013(b)

	1 year	5 years	10 years

Institutional Class (Inception 1/17/95)	6.71%	11.91%	8.99%

Comparative Performance
Barclays U.S. Government/Credit Bond Index(a)	-1.96	5.71	4.52

Past performance does not guarantee future results. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. Unlike a fund, an index is not managed and does not reflect fees and expenses.

NOTES TO CHARTS

(a)	See page 13 for a description of the index.

(b)	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

(c)	The mountain chart is based on the initial minimum of $3,000,000 for the Institutional Class.

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LOOMIS SAYLES GLOBAL BOND FUND

Managers	Symbols
Kenneth M. Buntrock, CFA, CIC	Institutional Class	LSGBX
David W. Rolley, CFA	Retail Class	LSGLX
Lynda L. Schweitzer, CFA	Class N	LSGNX

Objective

High total investment return through a combination of high current income and capital appreciation

Strategy

The fund will normally invest at least 80% of its net assets in fixed-income securities. The fund invests primarily in investment-grade fixed-income securities worldwide, although it may invest up to 20% of assets in below investment-grade fixed-income securities.

Market Conditions

Central bank policy was the primary force driving markets during the 12-month period. Bond purchasing programs by the Federal Reserve (the Fed) and the European Central Bank (ECB) drove down yields in most markets during 2012 and the first few months of 2013. This caused investors to search for returns in the corporate credit markets, where balance sheets were improving despite slow aggregate macroeconomic growth. As a result, investment-grade corporates finished 2012 and began 2013 performing quite well, as spreads tightened in the United States, the United Kingdom and the euro zone. This “risk-on” environment favored lower quality issues and emerging markets. The tides began to change during 2013’s second quarter, when the Fed indicated that it might begin tapering its asset purchase program, causing the credit markets to struggle. The Fed’s announcement increased market volatility and reduced market liquidity, affecting emerging markets in particular, which gave back substantial portions of recent gains. However, the Fed surprised the markets by announcing in September that it would continue its current pace of bond buying. The Fed’s “dovish” surprise gave some relief to higher-risk currencies late in the quarter and placed a floor under the falling prices of riskier bonds.

European economic indicators generally remained soft but improved late in the period, as the euro zone slowly started climbing out its second recession since 2008. Disinflationary pressures from the peripheral countries remained, with headline inflation below the ECB’s 2.0% target. The ECB has stuck to its forward guidance that rates would stay low for an “extended period.”

Overall, global economic data continued to improve. Although China’s economic slowdown stabilized, we believe China will be held back by its efforts to deleverage. China remains saddled with too much bad credit, monetary policy has been restrained and market reforms have been complex.

Performance Results

For the 12 months ended September 30, 2013, Institutional Class shares of Loomis Sayles Global Bond Fund returned -2.14%. The fund held up better than its benchmark, the Barclays Global Aggregate Bond Index, which returned -2.64%.

Explanation of Fund Performance

The fund’s currency positioning was a key contributor to its performance advantage over its benchmark. In particular, an underweight position in Japan’s yen aided results, as the yen depreciated versus the U.S. dollar over the period. In addition, security selection aided relative results across all sectors, but selection in the corporate bond sector had the greatest influence. In particular, our selections within basic industrials, banking and technology lifted relative results. Security selection in the U.K. banking and electric sectors and among government bonds in Mexico, combined with communication issues in several markets, aided relative returns during the period. The fund’s sector allocations, including overweight exposures to the United States and U.K. banking sectors, also helped relative performance.

Country allocation, including underweight positions in European local markets and Japan, was the main detractor from performance during the period. In addition, an underweight position in the euro weighed on results, as the euro appreciated relative to the U.S. dollar. The fund’s overweight position in emerging market currencies also detracted from performance. Although positioning along the yield curve (a curve that shows the relationship among bond yields across the maturity spectrum) was slightly positive, the flattening of the U.K. yield curve and positioning on Japan’s and Mexico’s yield curves hurt performance. These negative returns were partially offset by shorter duration (price sensitivity to interest rate changes) positioning in U.S. rates. Although security selection was an overall positive influence during the period, our selections in euro-denominated government bonds partially weighed on results.

3  |

Outlook

Ongoing uncertainty surrounding the pace and magnitude of Fed tapering could create market volatility, which could put pressure on higher-risk markets. We expect continued slow growth and low inflation, which should support government bond markets. Within the currency markets, we continue to favor the U.S. dollar relative to the euro or the yen, as we see better relative growth prospects in the United States through year-end. We expect to maintain the fund’s underweight position in the euro due to continued political uncertainty in Europe. Additionally, the slowdown in China has made us more cautious toward our non-Japan Asian currencies, and we have reduced the fund’s weights in the Malaysian ringgit and Singapore dollar.

Cumulative Performance — September 30, 2003 through September 30, 2013(b)(c)

Average Annual Total Returns — September 30, 2013(b)

	1 year	5 years	10 years	Since Class N Inception

Institutional Class (Inception 5/10/91)	-2.14%	7.18%	5.58%	—%

Retail Class (Inception 12/31/96)	-2.39	6.87	5.28	—

Class N (Inception 2/1/13)	—	—	—	-1.97

Comparative Performance
Barclays Global Aggregate Bond Index(a)	-2.64	5.07	4.92	-1.17

Past performance does not guarantee future results. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. Unlike a fund, an index is not managed and does not reflect fees and expenses.

NOTES TO CHARTS

(a)	See page 13 for a description of the index.

(b)	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

(c)	The mountain chart is based on the initial minimum of $100,000 for the Institutional Class.

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LOOMIS SAYLES INFLATION PROTECTED SECURITIES FUND

Managers	Symbols
Elaine Kan, CFA	Institutional Class	LSGSX
Kevin P. Kearns	Retail Class	LIPRX
Maura T. Murphy, CFA

Objective

High total investment return through a combination of current income and capital appreciation

Strategy

The fund will normally invest at least 80% of its net assets in inflation-protected securities. The emphasis will be on debt securities issued by the U.S. Treasury.

Market Conditions

U.S. inflation remained tame throughout the 12 months, despite the Federal Reserve’s (the Fed’s) continued monetary easing. The U.S. Consumer Price Index, a measure of inflation, generally remained below the Fed’s 2% target level for much of the period. In addition, inflation expectations remained low, as five-year, five-year forward breakeven rates (the market’s expectation of inflation starting five years from now, running for five years) trended downward.

After hitting record lows in May 2013, intermediate- and long-term U.S. Treasury yields increased on growing market anticipation that the Fed would scale back its bond-buying program. But the Fed surprised the market in September by announcing that it would continue its current pace of monthly bond buying. This news pushed yields lower in the second half of September 2013; overall, the yield on the 10-year Treasury note rose nearly one percentage point over the 12-month period. Meanwhile, corporate credit spreads (the difference in yield between corporates and Treasuries) finished the year tighter than opening levels. The Barclays U.S. Corporate Index compressed approximately 15 basis points, while high-yield securities compressed nearly 90 basis points. Despite some spread volatility in the spring, corporate credit fundamentals remained strong, and the sector outperformed Treasury Inflation-Protected Securities (TIPS) and nominal Treasuries.

Performance Results

For the 12 months ended September 30, 2013, Institutional Class shares of Loomis Sayles Inflation Protected Securities Fund returned -5.70%. The fund held up better than its benchmark, the Barclays U.S. Treasury Inflation-Protected Securities (TIPS) Index, which returned -6.10%.

Explanation of Fund Performance

Overall, the TIPS market suffered from soft expected and actual inflation data and rising U.S. Treasury yields, and these factors also had a negative impact on the fund’s TIPS holdings. Breakeven rates trended downward, reflecting investor expectations for lower future inflation, while actual year-over-year inflation largely remained lower than the Fed’s target level. On a relative basis, the fund’s TIPS largely performed in line with the benchmark.

However, out-of-benchmark credit exposure and yield curve (a curve that shows the relationship among bond yields across the maturity spectrum) trades produced positive results, which helped the fund outperform the index. For example, trades used to express our views on the yield curve, largely implemented through the use of swaptions (options on interest rate swaps), aided return. In particular, swaption trades we put in place to benefit from a steepening U.S. Treasury yield curve contributed positively to performance. Additionally, a modest allocation to corporate bonds lifted relative performance, given they performed better than TIPS and nominal Treasuries. Positions in high-yield bonds and convertibles, which generally performed well during the period, had a positive impact on performance.

Outlook

The re-emergence of Janet Yellen as front-runner for Fed chairman resuscitated the market’s faith in the Fed’s forward guidance. While these recent developments add structural support to the market, we are generally neutral on duration. Following the recent rally in rates, we remain concerned about the potential market reaction to any upside surprise in the near-term labor market data. We also remain neutral on breakeven inflation in the near-term. While our general inflation outlook remains subdued, the recent “dovish” turn at the Fed’s September policy meeting mitigates a more negative near-term outlook. We will continue to use derivatives to express our views on breakeven rates, the yield curve and relative value among sectors.

5  |

Cumulative Performance — September 30, 2003 through September 30, 2013(c)(d)(e)

Average Annual Total Returns — September 30, 2013(d)

	1 year	5 years	10 years

Institutional Class (Inception 5/20/91)(c)	-5.70%	5.72%	4.31%

Retail Class (Inception 5/28/10)(a)(c)	-6.04	5.43	4.00

Comparative Performance
Barclays U.S. Treasury Inflation Protected Securities Index(b)	-6.10	5.31	5.23

Past performance does not guarantee future results. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. Unlike a fund, an index is not managed and does not reflect fees and expenses.

For illustrative purposes, the chart above reflects the growth of a hypothetical investment of $100,000 in the fund, for the last ten years. The chart above also reflects the growth of a hypothetical investment in the former primary benchmark of the fund, the Barclays U.S. Government Bond Index (the “Former Benchmark”), compared to the performance of the fund from September 30, 2003 through December 31, 2004. On December 15, 2004, in connection with a change of the fund’s investment objective, the fund changed its primary benchmark to the Barclays U.S. Treasury Inflation Protected Securities Index (the “New Benchmark”). Since index performance data is not available coincident with the date of the fund’s strategy change, comparative data for the fund’s New Benchmark begins on December 31, 2004. The chart above reflects the growth of a hypothetical investment in the New Benchmark, compared to the performance of the fund, from December 31, 2004, through September 30, 2013. The performance of the New Benchmark was linked to the performance of the Former Benchmark as of December 31, 2004.

NOTES TO CHARTS

(a)	Prior to inception of Retail Class (5/28/10), performance is that of Institutional Class, restated to reflect the higher net expenses of Retail Class.

(b)	See page 13 for a description of the index.

(c)	The fund revised its investment strategy on 12/15/04; performance may have been different had the current investment strategy been in place for all periods shown.

(d)	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

(e)	The mountain chart is based on the initial minimum of $100,000 for the Institutional Class.

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LOOMIS SAYLES INSTITUTIONAL HIGH INCOME FUND

Managers	Symbols
Matthew J. Eagan, CFA	Institutional Class	LSHIX
Daniel J. Fuss, CFA, CIC
Elaine M. Stokes

Objective

High total investment return through a combination of current income and capital appreciation.

Strategy

The fund will invest primarily in below investment-grade fixed-income securities and other securities that are expected to produce a relatively high level of income, (including income-producing preferred and common stocks).

The fund may invest any portion of its assets in Canadian securities and up to 50% of assets in other foreign securities, including emerging markets securities.

Market Conditions

Central bank policy was the primary force driving markets during the 12-month period. Fiscal issues took center stage early in the period, as investors worried about the “fiscal cliff” of federal tax hikes and spending cuts that were scheduled to go into effect on January 1, 2013. Following a last-minute deal that prevented the worst of the fiscal cliff, investor optimism surged at the beginning of 2013. However, for much of the second quarter, the credit markets struggled as the Federal Reserve (the Fed) indicated that it might begin tapering its asset purchase program. This led to increased market volatility and declining market liquidity, as investors feared interest rates would rise sooner rather than later. But, the Fed surprised the markets by announcing in September that it would continue its current pace of bond buying. In response, markets rallied and liquidity improved late in the period. Elsewhere, 2013 opened with the collapse of Cyprus’s two largest banks. By the second quarter, the challenges in Europe, where the economic downturn appeared to stabilize, were overshadowed by an economic slowdown in China.

Performance Results

For the 12 months ended September 30, 2013, Institutional Class shares of Loomis Sayles Institutional High Income Fund returned 14.17%. The fund outperformed its benchmark, the Barclays U.S. Corporate High-Yield Bond Index, which returned 7.14%.

Explanation of Fund Performance

During the 12-month period, convertible securities were the strongest relative contributors to the fund’s performance, while high-yield industrials were the strongest absolute performers. Security selection within the technology and American automotive industries generally bolstered results. Similarly, holdings in preferred and common stock aided return, as the equity markets surged throughout the period. In addition, an underweight position in high-yield generated positive relative return. Security selection within industrials and financials contributed modestly, while sector allocation boosted return within utilities.

Foreign currency exposure weighed on performance, as investors generally favored the relative safety of the U.S. dollar. Out-of-benchmark positions in investment-grade corporate securities slightly weighed on the fund’s relative performance. Additionally, positioning along the yield curve (a curve that shows the relationship among bond yields across the maturity spectrum) and a small, out-of-benchmark position in U.S. Treasuries modestly detracted from performance. In general, longer duration (price sensitivity to interest rate changes) securities underperformed.

Outlook

Our outlook for the U.S. and global economies remains largely consistent despite political and policy uncertainty. We believe U.S. gross domestic product (GDP) growth will move toward 3.0% next year, based on acceleration in the housing sector as well as momentum in autos and energy. However, deflationary pressures remain a concern in the short run as wage growth is slow, unemployment is still high (though slowly improving), and the output gap remains decidedly negative. Due primarily to weak economic growth, we expect the Fed to maintain accommodative monetary policy and to employ a slow, cautious approach to rate increases. Our forecast for the 10-year U.S. Treasury yield is approximately 2.75% at year-end, moving to 3.25% a year from now.

Several key risks may affect our outlook. We expect to see steady, perhaps even increased, volatility during the final quarter of 2013. Investor anxiety regarding upcoming economic releases and their impact on future Fed policy will likely contribute to market turbulence. The U.S. government shutdown and debt ceiling debates will likely occupy the headlines, adding another source of volatility. Europe remains an ongoing concern; however, economic and fiscal conditions appear stable for now.

7  |

Based on our long-term views, we have not made material asset allocation changes. Our strategy centers on research-based security selection, with a focus on sectors that can be uncorrelated with U.S. interest rates, and we continue to build diversification into the fund. We intend to maintain reduced term structure risk and continue to decrease nominal duration through sector and security selection. The fund’s ability to invest in what we view as the best risk-adjusted opportunities across a full range of global markets, sectors and securities may be an advantage as the economic recovery unfolds and the investment landscape evolves.

Cumulative Performance — September 30, 2003 through September 30, 2013(b)(c)

Average Annual Total Returns — September 30, 2013(b)

	1 year	5 years	10 years

Institutional Class (Inception 6/5/96)	14.17%	13.73%	10.73%

Comparative Performance
Barclays U.S. Corporate High-Yield Bond Index(a)	7.14	13.53	8.86

Past performance does not guarantee future results. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. Unlike a fund, an index is not managed and does not reflect fees and expenses.

NOTES TO CHARTS

(a)	See page 13 for a description of the index.

(b)	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

(c)	The mountain chart is based on the initial minimum of $3,000,000 for the Institutional Class.

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LOOMIS SAYLES INTERMEDIATE DURATION BOND FUND

Managers	Symbols
Christopher T. Harms	Institutional Class	LSDIX
Clifton V. Rowe, CFA	Retail Class	LSDRX
Kurt L. Wagner, CFA, CIC

Objective

Above-average total return through a combination of current income and capital appreciation.

Strategy

Under normal circumstances, the fund will invest at least 80% of its net assets in fixed-income securities. The fund’s weighted average duration generally is two to five years. The fund may invest any portion of its assets in U.S. dollar-denominated Canadian securities and up to 20% of its assets in other U.S. dollar-denominated foreign securities, including emerging market securities.

Market Conditions

The period began on a volatile note, due to uncertainty surrounding the 2012 U.S. presidential election, the unprecedented damage caused by Hurricane Sandy and the looming “fiscal cliff” of automatic tax hikes and spending cuts. A last-minute deal was struck, which helped to temporarily quell fiscal cliff fears, but the agreement failed to address the approaching U.S. debt ceiling limit. In February 2013, Federal Reserve (Fed) Chairman Ben Bernanke vowed to maintain the Fed’s stimulus program, but in May he indicated that the Fed may scale down its monthly bond purchases, known as quantitative easing (QE), earlier than anticipated. These comments unnerved the markets and drove Treasury yields higher. Fears of a U.S. military strike on Syria shook investor confidence in August and September, but those concerns faded and attention instead shifted back to the Fed. In a surprise announcement, the central bank decided not to commence winding down QE, and markets rallied. In the final days of September, attention shifted again, this time to the federal budget battle. With no resolution in sight, the period ended with a partial government shutdown looming.

Performance Results

For the 12 months ended September 30, 2013, Institutional Class shares of Loomis Sayles Intermediate Duration Bond Fund returned -0.30%. The fund held up better than its benchmark, the Barclays U.S. Intermediate Government/Credit Bond Index, which returned -0.50%.

Explanation of Fund Performance

Investment-grade corporate securities aided the fund’s relative performance. An overweight position across all corporate sectors was moderately helpful, but the bulk of the fund’s outperformance over its benchmark came from security selection within industrials. Selected banking names within the investment-grade financial sector also aided results. We continued our strategy of “rolling” issues as a source of return — that is, using gains from the sale of seasoned corporate issues to fund purchases of new and off-the-run issues (issues that are no longer the most recently issued in that maturity) trading at what we believed to be a discount to fair value. In addition to corporate bonds, an out-of-benchmark position in commercial mortgage-backed securities (CMBS) posted strong returns. We continued to focus on super-senior seasoned CMBS, but we also made a meaningful addition to newer CMBS throughout the period. We intend to maintain the position in CMBS. Allocations to high-yield corporate securities also aided performance. Similar to investment grade corporates, the industrial sector was the main driver of returns within high yield, lifted by specific basic industry and communications names.

A significant underweight in U.S. Treasuries helped performance, as Treasury prices fell in the wake of uncertainty surrounding U.S. economic growth and the Fed’s continuation of QE. Security selection modestly weighed on results, primarily due to lagging performance from Treasury inflation-protected securities (TIPS) that were purchased in the second quarter of 2013. Nevertheless, the positive effect from the fund’s underweight allocation more than offset the negative effect from security selection. We have subsequently reduced the fund’s TIPS position, using the proceeds to purchase issues across other sectors. An out-of-benchmark position in agency pass-through securities also aided performance.

Yield curve (a curve that shows the relationship among bond yields across the maturity spectrum) positioning was the primary performance detractor, as the fund’s duration (price sensitivity to interest rate changes) generally remained longer than the benchmark’s duration. Among securitized agency securities, collateralized mortgage obligations detracted from performance. The fund remained overweight in securities offering lower prepayment risk.

Outlook

Looking ahead, given the uncertainty surrounding the Fed’s plans for tapering QE, we expect to keep the fund’s duration fairly close to the benchmark’s duration. In addition, we will continue to review new and existing corporate securities and CMBS to determine if there are opportunities to move into more attractive securities.

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Cumulative Performance — September 30, 2003 through September 30, 2013(c)(d)(e)

Average Annual Total Returns — September 30, 2013(d)

	1 year	5 years	10 years

Institutional Class (Inception 1/28/98)(c)	-0.30%	7.17%	4.87%

Retail Class (Inception 5/28/10)(a)(c)	-0.46	6.94	4.59

Comparative Performance
Barclays U.S. Intermediate Government/Credit Bond Index(b)	-0.50	4.95	4.10

Past performance does not guarantee future results. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. Unlike a fund, an index is not managed and does not reflect fees and expenses.

NOTES TO CHARTS

(a)	Prior to inception of Retail Class (5/28/10), performance is that of Institutional Class, restated to reflect the higher net expenses of Retail Class.

(b)	See page 13 for a description of the index.

(c)	The Fund revised its investment strategy on May 28, 2010; performance may have been different had the current investment strategy been in place for all periods shown.

(d)	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

(e)	The mountain chart is based on the initial minimum of $100,000 for the Institutional Class.

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LOOMIS SAYLES INVESTMENT GRADE FIXED INCOME FUND

Managers	Symbols
Matthew J. Eagan, CFA	Institutional Class	LSIGX
Daniel J. Fuss, CFA, CIC
Brian P. Kennedy
Elaine M. Stokes

Objective

Above-average total investment return through a combination of current income and capital appreciation.

Strategy

Under normal circumstances, the fund will invest at least 80% of its net assets in investment-grade fixed-income securities. The fund may invest up to 10% of its assets in below investment-grade fixed-income securities and up to 10% of its assets in equity securities (including preferred stocks and common stocks).

Market Conditions

The 12-month period began with investor attention focused on the November 2012 U.S. presidential election. Soon afterward, fears that the U.S. economy would fall off the “fiscal cliff” took center stage, and investors sought to position themselves for the scheduled automatic tax hikes and spending cuts. Ultimately, Congress and the president struck an 11th-hour deal, which helped buoy the markets through the first quarter of 2013. During the second quarter, the Federal Reserve (the Fed) introduced volatility in the fixed income markets by indicating a potential winding down of its program of monthly bond purchases, known as quantitative easing (QE), tempering investor enthusiasm. The magnitude of the resulting selloff and the overall disruption to markets tightened financial conditions significantly. Based on the Fed’s own announcement, investors anticipated a reduction in QE following the central bank’s September policy meeting. However, the Fed surprised the financial markets and decided to delay the “taper,” while softening its forward guidance. The 12-month period concluded with renewed uncertainty surrounding Congressional budget and debt ceiling discussions.

Performance Results

For the 12 months ended September 30, 2013, Institutional Class shares of Loomis Sayles Investment Grade Fixed Income Fund returned 2.14%. The fund outperformed its benchmark, the Barclays U.S. Government/Credit Bond Index, which returned -1.96%.

Explanation of Fund Performance

Security selection among investment-grade corporate credits, particularly within the financials, industrials and utilities areas, and an underweight position in the sector contributed strongly to fund performance. Similarly, an out-of-benchmark allocation to the high-yield sector lifted results, with security selection among financials and industrials leading the way. In addition, the fund’s out-of-benchmark exposure to non-U.S.-dollar-denominated issues, including those issued in the euro, New Zealand dollar, British pound, Icelandic krona and South Korean won, aided relative performance. A shorter-than-benchmark duration (price sensitivity to interest rate changes) aided performance, as rates rose during the year. Despite a negative absolute return, sector allocation contributed to the relative outperformance among U.S. Treasuries. The fund’s position in convertible securities, another out-of-benchmark sector, also posted strong returns for the period. Tracking the performance generated in the equity markets, the fund’s out-of-benchmark positions in preferred and equity securities, contributed to the fund’s gains. Out-of-benchmark positions in commercial mortgage-backed securities and asset-backed securities also aided results.

Out-of-benchmark issues denominated in the Canadian dollar, Brazilian real, Indonesian rupiah, Australian dollar, Mexican peso and Norwegian krone weighed on relative performance.

Outlook

Our outlook for the U.S. and global economies remains largely consistent despite political and policy uncertainty. We believe U.S. gross domestic product (GDP) growth will move toward 3.0% next year, based on acceleration in the housing sector as well as momentum in autos and energy. However, deflationary pressures remain a concern in the short run as wage growth is slow, unemployment is still high (though slowly improving), and the output gap remains decidedly negative. Due primarily to weak economic growth, we expect the Fed to maintain accommodative monetary policy and to employ a slow, cautious approach to rate increases. Our forecast for the 10-year U.S. Treasury yield is approximately 2.75% at year-end, moving to 3.25% a year from now.

Several key risks may affect our outlook. We expect to see steady, perhaps even increased, volatility during the final quarter of 2013. Investor anxiety regarding upcoming economic releases and their impact on future Fed policy will likely contribute to market turbulence. The U.S. government shutdown and debt ceiling debates will likely occupy the headlines, adding another source of volatility. Europe remains an ongoing concern; however, economic and fiscal conditions appear stable for now.

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Based on our long-term views, we have not made material asset allocation changes. Our strategy centers on research-based security selection, with a focus on sectors that can be uncorrelated with U.S. interest rates, and we continue to build diversification into the fund. We intend to maintain reduced term structure risk and continue to decrease nominal duration through sector and security selection. The fund’s ability to invest in what we view as the best risk-adjusted opportunities across a full range of global markets, sectors and securities may be an advantage as the economic recovery unfolds and the investment landscape evolves.

Cumulative Performance — September 30, 2003 through September 30, 2013(b)(c)

Average Annual Total Returns — September 30, 2013(b)

	1 year	5 years	10 years

Institutional Class (Inception 7/1/1994)	2.14%	10.34%	7.91%

Comparative Performance
Barclays U.S. Government/Credit Bond Index(a)	-1.96	5.71	4.52

Past performance does not guarantee future results. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. Unlike a fund, an index is not managed and does not reflect fees and expenses.

NOTES TO CHARTS

(a)	See page 13 for a description of the index.

(b)	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

(c)	The mountain chart is based on the initial minimum of $3,000,000 for the Institutional Class.

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ADDITIONAL INFORMATION

The views expressed in this report reflect those of the portfolio managers as of the dates indicated. The managers’ views are subject to change at any time without notice based on changes in market or other conditions. References to specific securities or industries should not be regarded as investment advice. Because the funds are actively managed, there is no assurance that they will continue to invest in the securities or industries mentioned.

Index Definitions

Indexes are unmanaged and do not have expenses that affect results, unlike mutual funds. Index returns are adjusted for the reinvestment of capital gain distributions and income dividends. It is not possible to invest directly in an index.

Barclays U.S. Government/Credit Bond Index is an unmanaged index that includes U.S. Treasuries, government-related issues, and investment grade U.S. corporate securities.

Barclays U.S. Intermediate Government/Credit Bond Index is an unmanaged index that includes U.S. Treasuries, government-related issues, and investment grade U.S. corporate securities with remaining maturities of one to ten years.

Barclays Global Aggregate Bond Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-rate debt markets.

Barclays U.S. Corporate High-Yield Bond Index is an unmanaged index that covers the U.S.-dollar denominated, non-investment grade, fixed-rate, taxable corporate bond market.

Barclays U.S. Treasury Inflation Protected Securities Index is an unmanaged index that tracks inflation protected securities issued by the U.S. Treasury.

Additional Index Information

This document may contain references to third party copyrights, indexes, and trademarks, each of which is the property of its respective owner. Such owner is not affiliated with Natixis Global Asset Management or any of its related or affiliated companies (collectively “NGAM”) and does not sponsor, endorse or participate in the provision of any NGAM services, funds or other financial products.

The index information contained herein is derived from third parties and is provided on an “as is” basis. The user of this information assumes the entire risk of use of this information. Each of the third party entities involved in compiling, computing or creating index information disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to such information.

Proxy Voting Information

A description of the funds’ proxy voting policies and procedures is available without charge, upon request, (i) by calling Loomis, Sayles & Company, L.P. at 800-633-3330; (ii) on the funds’ website, www.loomissayles.com, and (iii) on the SEC’s website, www.sec.gov. Information about how the funds voted proxies relating to portfolio securities during the 12 months ended June 30, 2013 is available on (i) the funds’ website and (ii) the SEC’s website.

Quarterly Portfolio Schedules

The funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The funds’ Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

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UNDERSTANDING YOUR FUND’S EXPENSES

As a mutual fund shareholder you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, distribution fees (12b-1 fees), and other fund expenses. These costs are described in more detail in each fund’s prospectus. The following examples are intended to help you understand the ongoing costs of investing in the funds and help you compare these with the ongoing costs of investing in other mutual funds.

The first line in the table for each class of fund shares shows the actual amount of fund expenses you would have paid on a $1,000 investment in the fund from April 1, 2013 through September 30, 2013. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual fund returns and expenses. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example $8,600 account value divided by $1,000 = 8.60) and multiply the result by the number in the Expenses Paid During Period column as shown below for your class.

The second line in the table for each class of fund shares provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown reflect ongoing costs only, and do not include any transaction costs. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. If transaction costs were included, total costs would be higher.

Loomis Sayles Fixed Income Fund

Institutional Class	Beginning Account Value 4/1/2013	Ending Account Value 9/30/2013	Expenses Paid During Period* 4/1/2013 – 9/30/2013
Actual	$1,000.00	$1,012.90	$2.88
Hypothetical (5% return before expenses)	$1,000.00	$1,022.21	$2.89

*   Expenses are equal to the Fund’s annualized expense ratio of 0.57%, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), divided by 365 (to reflect the half-year period).

Loomis Sayles Global Bond Fund

Institutional Class	Beginning Account Value 4/1/2013	Ending Account Value 9/30/2013	Expenses Paid During Period* 4/1/2013 – 9/30/2013
Actual	$1,000.00	$985.60	$3.73
Hypothetical (5% return before expenses)	$1,000.00	$1,021.31	$3.80

Retail Class
Actual	$1,000.00	$985.00	$4.83
Hypothetical (5% return before expenses)	$1,000.00	$1,020.21	$4.91

Class N
Actual	$1,000.00	$985.90	$3.48
Hypothetical (5% return before expenses)	$1,000.00	$1,021.56	$3.55

*   Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 0.75%, 0.97% and 0.70% for Institutional Class, Retail Class and Class N, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), divided by 365 (to reflect the half-year period).

Loomis Sayles Inflation Protected Securities Fund

Institutional Class	Beginning Account Value 4/1/2013	Ending Account Value 9/30/2013	Expenses Paid During Period* 4/1/2013 – 9/30/2013
Actual	$1,000.00	$940.50	$1.95
Hypothetical (5% return before expenses)	$1,000.00	$1,023.06	$2.03

Retail Class
Actual	$1,000.00	$938.30	$3.16
Hypothetical (5% return before expenses)	$1,000.00	$1,021.81	$3.29

*   Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 0.40% and 0.65% for Institutional and Retail Class, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), divided by 365 (to reflect the half-year period).

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Loomis Sayles Institutional High Income Fund

Institutional Class	Beginning Account Value 4/1/2013	Ending Account Value 9/30/2013	Expenses Paid During Period* 4/1/2013 – 9/30/2013
Actual	$1,000.00	$1,048.30	$3.49
Hypothetical (5% return before expenses)	$1,000.00	$1,021.66	$3.45

*   Expenses are equal to the Fund’s annualized expense ratio of 0.68%, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), divided by 365 (to reflect the half-year period).

Loomis Sayles Intermediate Duration Bond Fund

Institutional Class	Beginning Account Value 4/1/2013	Ending Account Value 9/30/2013	Expenses Paid During Period* 4/1/2013 – 9/30/2013
Actual	$1,000.00	$988.90	$1.99
Hypothetical (5% return before expenses)	$1,000.00	$1,023.06	$2.03

Retail Class
Actual	$1,000.00	$987.60	$3.24
Hypothetical (5% return before expenses)	$1,000.00	$1,021.81	$3.29

*   Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 0.40% and 0.65% for Institutional and Retail Class, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), divided by 365 (to reflect the half-year period).

Loomis Sayles Investment Grade Fixed Income Fund

Institutional Class	Beginning Account Value 4/1/2013	Ending Account Value 9/30/2013	Expenses Paid During Period* 4/1/2013 – 9/30/2013
Actual	$1,000.00	$989.70	$2.34
Hypothetical (5% return before expenses)	$1,000.00	$1,022.71	$2.38

*   Expenses are equal to the Fund’s annualized expense ratio of 0.47%, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), divided by 365 (to reflect the half-year period).

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Board Approval of the Existing Advisory Agreements

The Board of Trustees of the Trust (the “Board”), including the Independent Trustees, considers matters bearing on each Fund’s advisory agreement (collectively, the “Agreements”) at most of its meetings throughout the year. Each year, usually in the spring, the Contract Review and Governance Committee of the Board meets to review the Agreements to determine whether to recommend that the full Board approve the continuation of the Agreements, typically for an additional one-year period. After the Committee has made its recommendation, the full Board, including the Independent Trustees, determines whether to approve the continuation of the Agreements.

In connection with these meetings, the Trustees receive materials that the Funds’ investment adviser (the “Adviser”) believes to be reasonably necessary for the Trustees to evaluate the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Funds and the performance of peer groups of funds and the Funds’ performance benchmarks, (ii) information on the Funds’ advisory fees and other expenses, including information comparing the Funds’ expenses to the fees charged to institutional accounts with similar strategies managed by the Adviser, if any, and to those of peer groups of funds and information about any applicable expense caps and fee “breakpoints,” (iii) sales and redemption data in respect of the Funds, (iv) information about the profitability of the Agreements to the Adviser and (v) information obtained through the completion by the Adviser of a questionnaire distributed on behalf of the Trustees. The Board, including the Independent Trustees, also consider other matters such as (i) the Adviser’s financial results and financial condition, (ii) each Fund’s investment objective and strategies and the size, education and experience of the Adviser’s investment staff and its use of technology, external research and trading cost measurement tools, (iii) arrangements in respect of the distribution of the Funds’ shares and the related costs, (iv) the procedures employed to determine the value of the Funds’ assets, (v) the allocation of the Funds’ brokerage, if any, including, if applicable, allocations to brokers affiliated with the Adviser and the use of “soft” commission dollars to pay Fund expenses and to pay for research and other similar services, (vi) the resources devoted to, and the record of compliance with, the Funds’ investment policies and restrictions, policies on personal securities transactions and other compliance policies, (vii) information about amounts invested by the Funds’ portfolio managers in the Funds or in similar accounts that they manage and (viii) the general economic outlook with particular emphasis on the mutual fund industry. Throughout the process, the Trustees are afforded the opportunity to ask questions of and request additional materials from the Adviser.

In addition to the materials requested by the Trustees in connection with their annual consideration of the continuation of the Agreements, the Trustees receive materials in advance of each regular quarterly meeting of the Board that provide detailed information about the Funds’ investment performance and the fees charged to the Funds for advisory and other services. This information generally includes, among other things, an internal performance rating for each Fund based on agreed-upon criteria, graphs showing each Fund’s performance and fee differentials against each Fund’s peer group/category of funds, performance ratings provided by a third-party, total return information for various periods, and third-party performance rankings for various periods comparing a Fund against similarly categorized funds. The portfolio management team for each Fund or other representatives of the Adviser make periodic presentations to the Contract Review and Governance Committee and/or the full Board, and Funds identified as presenting possible performance concerns may be subject to more frequent board presentations and reviews. In addition, each quarter the Trustees are provided with detailed statistical information about each Fund’s portfolio. The Trustees also receive periodic updates between meetings.

The Board most recently approved the continuation of the Agreements at their meeting held in June 2013. The Agreements were continued for a one-year period for the Funds. In considering whether to approve the continuation of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as determinative. Individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. Matters considered by the Trustees, including the Independent Trustees, in connection with their approval of the Agreements included, but were not limited to, the factors listed below.

The nature, extent and quality of the services provided to the Funds under the Agreements. The Trustees considered the nature, extent and quality of the services provided by the Adviser and its affiliates to the Funds and the resources dedicated to the Funds by the Adviser and its affiliates, including recent or planned investments by the Adviser in additional personnel or other resources, if any.

The Trustees considered not only the advisory services provided by the Adviser to the Funds, but also the administrative services provided by NGAM Advisors, L.P. (“NGAM Advisors”) and its affiliates to the Funds.

For each Fund, the Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds that offers shareholders the right to exchange shares of one type of fund for shares of another type of fund, and provides a variety of fund and shareholder services.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the nature, extent and quality of services provided supported the renewal of the Agreements.

Investment performance of the Funds and the Adviser. As noted above, the Trustees received information about the performance of the Funds over various time periods, including information that compared the performance of the Funds to the performance of peer groups and categories of funds and the Funds’ respective performance benchmarks. In addition, the Trustees also reviewed data prepared by an independent third party that analyzed the performance of the Funds using a variety of performance metrics, including metrics that also measured the performance of the Funds on a risk adjusted basis.

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With respect to each Fund, the Board concluded that the Fund’s performance or other relevant factors supported the renewal of the Agreement relating to that Fund. In the case of each Fund that had performance that lagged that of a relevant peer group median and/or category median for certain (although not necessarily all) periods, the Board concluded that other factors relevant to performance supported renewal of the Agreement. These factors included one or more of the following: (1) that the underperformance was attributable, to a significant extent, to investment decisions (such as security selection or sector allocation) by the Adviser that were reasonable and consistent with the Fund’s investment objective and policies; (2) that the Fund’s more recent performance, although lagging in certain periods, was competitive when compared to relevant performance benchmarks or peer groups; (3) that the Fund’s more recent performance, although lagging in certain periods, had shown improvement relative to its category; and (4) that the Fund’s more recent performance, although lagging in certain periods, was stronger over the long term. The Trustees also considered the Adviser’s performance and reputation generally, the Funds’ performance as a fund family generally, and the historical responsiveness of the Adviser to Trustee concerns about performance and the willingness of the Adviser to take steps intended to improve performance.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the performance of the Funds and the Adviser supported the renewal of the Agreements.

The costs of the services to be provided and profits to be realized by the Adviser and its affiliates from their respective relationships with the Funds. The Trustees considered the fees charged to the Funds for advisory services as well as the total expense levels of the Funds. This information included comparisons (provided both by management and also by an independent third party) of the Funds’ advisory fees and total expense levels to those of their peer groups and information about the advisory fees charged by the Adviser to comparable accounts (such as institutional separate accounts), as well as information about differences in such fees and the reasons for any such differences. In considering the fees charged to comparable accounts, the Trustees considered, among other things, management’s representations about the differences between managing mutual funds as compared to other types of accounts, including the additional resources required to effectively manage and the greater regulatory costs associated with the management of mutual fund assets. In evaluating each Fund’s advisory fee, the Trustees also took into account the demands, complexity and quality of the investment management of such Fund, as well as the need for the Adviser to offer competitive compensation and to expend additional resources as the Fund grows in size. The Trustees considered that over the past several years, management had made recommendations regarding reductions in advisory fee rates, implementation of advisory fee breakpoints and the institution of advisory fee waivers and expense caps for various funds in the fund family. They noted that all of the Funds in this report have expense caps in place, and they considered the amounts waived or reimbursed by the Adviser under these caps for each Fund whose current expenses are above the cap. The Trustees noted that while the Loomis Sayles Institutional High Income Fund’s advisory fee was above the median of a peer group of funds, the Fund’s total expense ratio was below the median for its peer group.

The Trustees also considered the compensation directly or indirectly received by the Adviser and its affiliates from their relationships with the Funds. The Trustees reviewed information provided by management as to the profitability of the Adviser and its affiliates’ relationships with the Funds, and information about the allocation of expenses used to calculate profitability. They also reviewed information provided by management about the effect of distribution costs and changes in asset levels on Adviser profitability, including information regarding resources spent on distribution activities. When reviewing profitability, the Trustees also considered information about court cases in which adviser compensation or profitability were issues, the performance of the relevant Funds, the expense levels of the Funds, whether the Adviser had implemented breakpoints and/or expense caps with respect to such Funds and the overall profit margin of the Adviser compared to other investment managers.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the advisory fee charged to each of the Funds was fair and reasonable, and that the costs of these services generally and the related profitability of the Adviser and its affiliates in respect of their relationships with the Funds supported the renewal of the Agreements.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision of services by the Adviser and whether those economies are shared with the Funds through breakpoints in their investment advisory fees or other means, such as expense waivers or caps. The Trustees also discussed with management the factors considered with respect to the implementation of breakpoints in investment advisory fees or expense waivers or caps for certain funds. Management explained that a number of factors are taken into account in considering the possible implementation of breakpoints or an expense cap for a fund, including, among other things, factors such as a fund’s assets, the projected growth of a fund, projected profitability and a fund’s fees and performance. With respect to economies of scale, the Trustees noted that the Loomis Sayles Global Bond Fund had breakpoints in its advisory fees and that each of the Funds was subject to an expense cap or waiver. In considering these issues, the Trustees also took note of the costs of the services provided (both on an absolute and a relative basis) and the profitability to the Adviser and its affiliates of their relationships with the Funds, as discussed above.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the extent to which economies of scale were shared with the Funds supported the renewal of the Agreements.

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The Trustees also considered other factors, which included but were not limited to the following:

•	the effect of recent market and economic events on the performance, asset levels and expense ratios of each Fund.

•

whether each Fund has operated in accordance with its investment objective and the Fund’s record of compliance with its investment restrictions, and the compliance programs of the Funds and the Adviser. They also considered the compliance-related resources the Adviser and its affiliates were providing to the Funds.

•

the nature, quality, cost and extent of administrative and shareholder services performed by the Adviser and its affiliates, both under the Agreements and under separate agreements covering administrative services.

•

so-called “fallout benefits” to the Adviser, such as the engagement of affiliates of the Adviser to provide distribution, administrative and brokerage services to the Funds, and the benefits of research made available to the Adviser by reason of brokerage commissions (if any) generated by the Funds’ securities transactions. The Trustees also considered the fact that NGAM Advisors’ parent company benefits from the retention of affiliated Advisers. The Trustees considered the possible conflicts of interest associated with these fallout and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor such possible conflicts of interest.

•	the Trustees’ review and discussion of the Funds’ advisory arrangements in prior years, and management’s record of responding to Trustee concerns raised during the year and in prior years.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Trustees, including the Independent Trustees, concluded that each of the existing Agreements should be continued through June 30, 2014.

|  18

Portfolio of Investments – as of September 30, 2013

Loomis Sayles Fixed Income Fund

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – 85.3% of Net Assets

Non-Convertible Bonds – 76.3%

	ABS Home Equity – 0.1%
$765,253	Wells Fargo Mortgage Backed Securities Trust, Series 2005-AR4, Class 2A2, 2.719%, 4/25/2035(b)	$769,221

	ABS Other – 0.1%
554,411	Community Program Loan Trust, Series 1987-A, Class A5, 4.500%, 4/01/2029	559,767

	Aerospace & Defense – 1.0%
175,000	Bombardier, Inc., 7.450%, 5/01/2034, 144A	174,125
600,000	Meccanica Holdings USA, Inc., 6.250%, 7/15/2019, 144A	618,000
900,000	Meccanica Holdings USA, Inc., 6.250%, 1/15/2040, 144A	751,500
1,700,000	Meccanica Holdings USA, Inc., 7.375%, 7/15/2039, 144A	1,563,427
245,000	Textron, Inc., 5.600%, 12/01/2017	270,343
6,855,000	Textron, Inc., 5.950%, 9/21/2021	7,536,037
1,290,000	Textron, Inc., 7.250%, 10/01/2019	1,516,034

		12,429,466

	Airlines – 1.6%
5,550,000	Air Canada, 7.625%, 10/01/2019, 144A, (CAD)	5,401,558
785,000	Air Canada Pass Through Trust, Series 2013-1, Class B, 5.375%, 11/15/2022, 144A	757,525
1,200,000	American Airlines Pass Through Trust, Series 2013-1, Class A, 4.000%, 1/15/2027, 144A	1,125,000
400,000	American Airlines Pass Through Trust, Series 2013-1, Class B, 5.625%, 1/15/2021, 144A	385,000
255,000	Continental Airlines Pass Through Certificates, Series 2012-2, Class B, 5.500%, 4/29/2022	255,956
1,745,000	Continental Airlines Pass Through Certificates, Series 2012-3, Class C, 6.125%, 4/29/2018	1,775,538
38,197	Continental Airlines Pass Through Trust, Series 1997-1, Class A, 7.461%, 10/01/2016	38,243
30,391	Continental Airlines Pass Through Trust, Series 2000-2, Class B, 8.307%, 10/02/2019	31,341

	Airlines – continued
$70,802	Continental Airlines Pass Through Trust, Series 2001-1, Class B, 7.373%, 6/15/2017	$75,228
275,000	Continental Airlines Pass Through Trust, Series 2012-1, Class B, 6.250%, 10/11/2021	283,938
1,028,245	Delta Air Lines Pass Through Trust, Series 2007-1, Class C, 8.954%, 8/10/2014	1,043,668
247,313	Delta Air Lines Pass Through Trust, Series 2009-1, Series B, 9.750%, 6/17/2018	272,972
927,486	UAL Pass Through Trust, Series 2007-1, Class A, 6.636%, 1/02/2024	964,586
1,503,266	US Airways Pass Through Trust, Series 2011-1A, Class A, 7.125%, 4/22/2025	1,649,835
1,008,180	US Airways Pass Through Trust, Series 2012-1A, Class A, 5.900%, 4/01/2026	1,053,548
539,611	US Airways Pass Through Trust, Series 2012-1B, Class B, 8.000%, 4/01/2021	588,176
1,418,923	US Airways Pass Through Trust, Series 2012-1C, Class C, 9.125%, 10/01/2015	1,461,490
2,480,000	US Airways Pass Through Trust, Series 2012-2A, Class A, 4.625%, 12/03/2026	2,393,200

		19,556,802

	Automotive – 1.9%
365,000	Chrysler Group LLC/CG Co-Issuer, Inc., 8.250%, 6/15/2021	408,800
1,280,000	Ford Motor Co., 6.375%, 2/01/2029	1,395,987
1,030,000	Ford Motor Co., 6.500%, 8/01/2018	1,186,868
165,000	Ford Motor Co., 6.625%, 2/15/2028	178,347
4,230,000	Ford Motor Co., 6.625%, 10/01/2028	4,773,242
690,000	Ford Motor Co., 7.125%, 11/15/2025	803,688
3,510,000	Ford Motor Co., 7.400%, 11/01/2046	4,200,129
5,225,000	Ford Motor Co., 7.450%, 7/16/2031	6,376,553
1,645,000	Ford Motor Co., 7.500%, 8/01/2026	1,984,212
600,000	Ford Motor Credit Co. LLC, 5.000%, 5/15/2018	657,331
645,000	Ford Motor Credit Co. LLC, 7.000%, 4/15/2015	699,869
375,000	Goodyear Tire & Rubber Co. (The), 7.000%, 3/15/2028	371,250

		23,036,276

See accompanying notes to financial statements.

19  |

Portfolio of Investments – as of September 30, 2013

Loomis Sayles Fixed Income Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Banking – 13.0%
$2,275,000	Ally Financial, Inc., 7.500%, 9/15/2020	$2,556,531
1,460,000	Ally Financial, Inc., 8.000%, 12/31/2018	1,642,500
1,146,000	Ally Financial, Inc., 8.000%, 11/01/2031	1,289,250
5,195,000	Ally Financial, Inc., 8.300%, 2/12/2015	5,597,613
1,710,000	Associates Corp. of North America, 6.950%, 11/01/2018	2,031,239
1,900,000	Bank of America Corp., 5.490%, 3/15/2019	2,073,326
1,060,000	Bank of America Corp., 5.650%, 5/01/2018	1,196,235
2,247,000	Bank of America Corp., Series L, MTN, 7.625%, 6/01/2019	2,755,413
2,420,000,000	Barclays Bank PLC, EMTN, 3.680%, 8/20/2015, (KRW)	2,312,013
250,000	Barclays Bank PLC, EMTN, (fixed rate to 3/15/2020, variable rate thereafter), 4.750%, (EUR)(j)	267,188
1,300,000	BNP Paribas S.A., (fixed rate to 10/23/2017, variable rate thereafter), 7.436%, (GBP)(j)	2,120,356
1,450,000	BNP Paribas S.A., (fixed rate to 4/12/2016, variable rate thereafter), 4.730%, (EUR)(j)	1,986,154
2,150,000	BNP Paribas S.A., (fixed rate to 4/13/2017, variable rate thereafter), 5.019%, (EUR)(j)	2,955,894
2,950,000	BNP Paribas S.A., (fixed rate to 4/19/2016, variable rate thereafter), 5.945%, (GBP)(j)	4,680,720
1,000,000	BNP Paribas S.A., (fixed rate to 6/25/2037, variable rate thereafter), 7.195%, 144A(j)	1,003,750
1,150,000	BNP Paribas S.A., (fixed rate to 6/29/2015, variable rate thereafter), 5.186%, 144A(j)	1,161,615
1,050,000	BNP Paribas S.A., (fixed rate to 7/13/2016, variable rate thereafter), 5.954%, (GBP)(j)	1,691,347
3,830,000	Citigroup, Inc., 5.000%, 9/15/2014	3,974,364
300,000	Citigroup, Inc., 5.365%, 3/06/2036, (CAD)(c)	267,814
3,320,000	Citigroup, Inc., 5.875%, 2/22/2033	3,305,717
1,215,000	Citigroup, Inc., 6.000%, 10/31/2033	1,224,563

	Banking – continued
$795,000	Citigroup, Inc., 6.125%, 8/25/2036	$800,122
14,170,000	Citigroup, Inc., 6.250%, 6/29/2017, (NZD)	12,138,853
200,000	Citigroup, Inc., EMTN, 1.495%, 11/30/2017, (EUR)(b)	262,724
4,145,000	Goldman Sachs Group, Inc. (The), 6.750%, 10/01/2037	4,325,871
1,955,000	Goldman Sachs Group, Inc. (The), GMTN, 5.375%, 3/15/2020	2,153,442
7,400,000	HBOS PLC, 6.000%, 11/01/2033, 144A	6,964,140
6,100,000	HBOS PLC, GMTN, 6.750%, 5/21/2018, 144A	6,778,283
3,605,000	JPMorgan Chase & Co., 4.250%, 11/02/2018, (NZD)	2,830,630
1,000,000,000	JPMorgan Chase & Co., EMTN, 7.070%, 3/22/2014, (IDR)	82,591
18,000,000,000	JPMorgan Chase Bank NA, 7.700%, 6/01/2016, 144A, (IDR)	1,494,715
1,700,000	Merrill Lynch & Co., Inc., 6.050%, 5/16/2016	1,872,341
5,600,000	Merrill Lynch & Co., Inc., 6.110%, 1/29/2037	5,767,614
50,000	Merrill Lynch & Co., Inc., EMTN, 0.774%, 9/14/2018, (EUR)(b)	62,065
1,000,000	Merrill Lynch & Co., Inc., EMTN, 4.625%, 9/14/2018, (EUR)	1,447,550
300,000	Merrill Lynch & Co., Inc., Series C, MTN, 6.050%, 6/01/2034	313,673
200,000	Morgan Stanley, 0.748%, 10/15/2015(b)	198,476
7,895,000	Morgan Stanley, 2.125%, 4/25/2018	7,694,846
130,000	Morgan Stanley, 3.450%, 11/02/2015	134,753
3,775,000	Morgan Stanley, 3.750%, 2/25/2023	3,639,228
465,000	Morgan Stanley, 3.800%, 4/29/2016	489,424
2,780,000	Morgan Stanley, 4.750%, 11/16/2018, (AUD)	2,580,578
4,149,000	Morgan Stanley, 5.500%, 7/24/2020	4,579,579
7,400,000	Morgan Stanley, 5.750%, 1/25/2021	8,214,807
4,900,000	Morgan Stanley, 8.000%, 5/09/2017, (AUD)	5,052,852
50,000	Morgan Stanley, EMTN, 5.750%, 2/14/2017, (GBP)	89,579
200,000	Morgan Stanley, GMTN, 5.500%, 1/26/2020	221,313
4,100,000	Morgan Stanley, GMTN, 7.625%, 3/03/2016, (AUD)	4,101,637

See accompanying notes to financial statements.

|  20

Portfolio of Investments – as of September 30, 2013

Loomis Sayles Fixed Income Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Banking – continued
$5,025,000	Morgan Stanley, MTN, 4.100%, 5/22/2023	$4,686,908
1,600,000	Morgan Stanley, MTN, 7.250%, 5/26/2015, (AUD)	1,574,198
300,000	Morgan Stanley, Series F, GMTN, 5.625%, 9/23/2019	334,777
900,000	Morgan Stanley, Series F, MTN, 0.716%, 10/18/2016(b)	885,260
300,000	Morgan Stanley, Series G & H, GMTN, 5.125%, 11/30/2015, (GBP)	518,943
185,000	RBS Capital Trust A, 2.321%, (EUR)(b)(j)	207,730
1,320,000	RBS Capital Trust I, 2.113%(b)(j)	1,151,700
185,000	Royal Bank of Scotland Group PLC, 5.250%, (EUR)(j)	190,836
2,500,000	Royal Bank of Scotland Group PLC, 5.500%, (EUR)(j)	2,639,073
2,300,000	Royal Bank of Scotland Group PLC, (fixed rate to 9/29/2017, variable rate thereafter), 7.640%(j)	2,185,000
50,000	Royal Bank of Scotland PLC (The), EMTN, 4.350%, 1/23/2017, (EUR)	68,573
650,000	Royal Bank of Scotland PLC (The), EMTN, 6.934%, 4/09/2018, (EUR)	963,829
150,000	Royal Bank of Scotland PLC (The), EMTN, (fixed rate to 9/22/2016, variable rate thereafter), 4.625%, 9/22/2021, (EUR)	192,781
300,000	Santander Financial Issuances Ltd., 7.250%, 11/01/2015	320,360
200,000	Santander International Debt SAU, EMTN, 4.000%, 3/27/2017, (EUR)	284,770
800,000	Santander Issuances SAU, 5.911%, 6/20/2016, 144A	843,658
700,000	Santander Issuances SAU, (fixed rate to 8/11/2014, variable rate thereafter), 6.500%, 8/11/2019, 144A	710,750
150,000	SG Capital Trust III, (fixed rate to 11/10/2013, variable rate thereafter), 5.419%, (EUR)(j)	203,536
1,225,000	Societe Generale S.A., (fixed rate to 4/05/2017, variable rate thereafter), 5.922%, 144A(j)	1,249,500
5,000,000	Societe Generale S.A., MTN, 5.200%, 4/15/2021, 144A	5,438,645

		155,036,115

	Brokerage – 1.2%
$1,495,000	Jefferies Group LLC, 3.875%, 11/09/2015	$1,557,916
1,245,000	Jefferies Group LLC, 5.125%, 4/13/2018	1,336,186
3,225,000	Jefferies Group LLC, 5.125%, 1/20/2023	3,250,326
3,055,000	Jefferies Group LLC, 6.250%, 1/15/2036	2,931,557
1,805,000	Jefferies Group LLC, 6.450%, 6/08/2027	1,841,100
2,530,000	Jefferies Group LLC, 6.875%, 4/15/2021	2,806,200

		13,723,285

	Building Materials – 1.0%
860,000	Masco Corp., 4.800%, 6/15/2015	898,700
240,000	Masco Corp., 5.850%, 3/15/2017	259,800
2,600,000	Masco Corp., 6.125%, 10/03/2016	2,876,250
800,000	Masco Corp., 6.500%, 8/15/2032	794,000
1,410,000	Masco Corp., 7.125%, 3/15/2020	1,589,775
815,000	Masco Corp., 7.750%, 8/01/2029	900,173
2,400,000	Odebrecht Finance Ltd., 8.250%, 4/25/2018, 144A, (BRL)	898,525
164,000	Owens Corning, Inc., 6.500%, 12/01/2016	183,050
2,050,000	Owens Corning, Inc., 7.000%, 12/01/2036	2,248,522
1,680,000	USG Corp., 6.300%, 11/15/2016	1,776,600

		12,425,395

	Chemicals – 0.7%
275,000	Hexion US Finance Corp./Hexion Nova Scotia Finance ULC, 8.875%, 2/01/2018	284,625
395,000	Hexion US Finance Corp./Hexion Nova Scotia Finance ULC, 9.000%, 11/15/2020	386,113
115,000	ICI Wilmington, Inc., 5.625%, 12/01/2013	115,942
620,000	Methanex Corp., 5.250%, 3/01/2022	643,124
1,565,000	Methanex Corp., Senior Note, 6.000%, 8/15/2015	1,680,566
5,240,000	Momentive Specialty Chemicals, Inc., 7.875%, 2/15/2023(c)	4,296,800
53,000	Momentive Specialty Chemicals, Inc., 8.375%, 4/15/2016(c)	47,700
905,000	Momentive Specialty Chemicals, Inc., 9.200%, 3/15/2021(c)	769,250

		8,224,120

See accompanying notes to financial statements.

21  |

Portfolio of Investments – as of September 30, 2013

Loomis Sayles Fixed Income Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Commercial Mortgage-Backed Securities – 0.1%
$95,000	GS Mortgage Securities Corp. II, Series 2005-GG4, Class A4A, 4.751%, 7/10/2039	$99,193
530,000	GS Mortgage Securities Corp. II, Series 2007-GG10, Class AM, 5.993%, 8/10/2045(b)	518,106
1,000,000	Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2007-6, Class A4, 5.485%, 3/12/2051	1,104,763

		1,722,062

	Construction Machinery – 0.2%
965,000	Toro Co., 6.625%, 5/01/2037(c)	953,944
1,155,000	United Rentals North America, Inc., 7.625%, 4/15/2022	1,256,063

		2,210,007

	Consumer Products – 0.0%
260,000	Visant Corp., 10.000%, 10/01/2017	241,800

	Electric – 3.7%
1,970,000	AES Corp., 4.875%, 5/15/2023	1,841,950
2,696,733	Alta Wind Holdings LLC, 7.000%, 6/30/2035, 144A	2,861,007
3,705,557	Bruce Mansfield Unit, 6.850%, 6/01/2034	3,923,147
7,305,000	EDP Finance BV, 4.900%, 10/01/2019, 144A	7,213,688
5,455,000	EDP Finance BV, 6.000%, 2/02/2018, 144A	5,645,925
1,200,000	EDP Finance BV, EMTN, 8.625%, 1/04/2024, (GBP)	2,191,344
1,589,000	Endesa S.A./Cayman Islands, 7.875%, 2/01/2027	1,889,130
3,800,000	Enel Finance International NV, 6.000%, 10/07/2039, 144A	3,460,318
100,000	Enel Finance International NV, 6.800%, 9/15/2037, 144A	99,754
750,000	Enel Finance International NV, EMTN, 5.750%, 9/14/2040, (GBP)	1,073,021
4,130,387	Energy Future Intermediate Holding Co. LLC/EFIH Finance, Inc., 11.250% (12.250% PIK), 12/01/2018, 144A(d)	2,726,055
2,890,000	Energy Future Intermediate Holding Co. LLC/EFIH Finance, Inc., 10.000%, 12/01/2020, 144A	3,034,500
275,000	Enersis S.A., 7.375%, 1/15/2014	279,400
4,000,000	Enersis S.A., Cayman Islands, 7.400%, 12/01/2016	4,629,700
75,000	Iberdrola Finance Ireland Ltd., 3.800%, 9/11/2014, 144A	76,788

	Electric – continued
$2,858,952	Mackinaw Power LLC, 6.296%, 10/31/2023, 144A(c)	$2,975,975

		43,921,702

	Food & Beverage – 0.4%
1,995,000	Crestview DS Merger Sub II, Inc., 10.000%, 9/01/2021, 144A	2,054,850
2,740,000	Viterra, Inc., 6.406%, 2/16/2021, 144A, (CAD)	2,902,610

		4,957,460

	Government Owned – No Guarantee – 0.5%
2,400,000	DP World Ltd., 6.850%, 7/02/2037, 144A	2,412,000
18,000,000,000	Export-Import Bank of Korea, 6.600%, 11/04/2013, 144A, (IDR)	1,537,306
29,200,000,000	Export-Import Bank of Korea, 8.300%, 3/15/2014, 144A, (IDR)	2,461,701

		6,411,007

	Healthcare – 2.1%
425,000	Boston Scientific Corp., 5.125%, 1/12/2017	459,722
435,000	Boston Scientific Corp., 6.400%, 6/15/2016	488,424
610,000	HCA, Inc., 5.875%, 3/15/2022	626,775
4,960,000	HCA, Inc., 5.875%, 5/01/2023	4,873,200
410,000	HCA, Inc., 6.375%, 1/15/2015	432,550
3,545,000	HCA, Inc., 7.050%, 12/01/2027	3,394,337
820,000	HCA, Inc., 7.190%, 11/15/2015	895,850
1,475,000	HCA, Inc., 7.500%, 12/15/2023	1,504,500
1,440,000	HCA, Inc., 7.500%, 11/06/2033	1,429,200
2,660,000	HCA, Inc., 7.690%, 6/15/2025	2,723,175
2,220,000	HCA, Inc., 8.360%, 4/15/2024	2,386,500
2,930,000	HCA, Inc., MTN, 7.580%, 9/15/2025	2,973,950
430,000	HCA, Inc., MTN, 7.750%, 7/15/2036	421,400
320,000	Owens & Minor, Inc., 6.350%, 4/15/2016	346,580
1,775,000	Tenet Healthcare Corp., 6.875%, 11/15/2031	1,504,312

		24,460,475

	Home Construction – 0.7%
550,000	Beazer Homes USA, Inc., 7.250%, 2/01/2023	528,000
270,000	K. Hovnanian Enterprises, Inc., 5.000%, 11/01/2021	237,600

See accompanying notes to financial statements.

|  22

Portfolio of Investments – as of September 30, 2013

Loomis Sayles Fixed Income Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Home Construction – continued
$115,000	K. Hovnanian Enterprises, Inc., 6.250%, 1/15/2016	$118,737
835,000	KB Home, 8.000%, 3/15/2020	901,800
1,700,000	Lennar Corp., Series B, 5.600%, 5/31/2015	1,793,500
3,920,000	Pulte Group, Inc., 6.000%, 2/15/2035	3,371,200
1,960,000	Pulte Group, Inc., 6.375%, 5/15/2033	1,749,300

		8,700,137

	Independent Energy – 1.6%
3,230,000	Anadarko Petroleum Corp., 5.950%, 9/15/2016	3,626,902
1,915,000	Anadarko Petroleum Corp., 6.375%, 9/15/2017	2,226,143
100,000	Chesapeake Energy Corp., 6.625%, 8/15/2020	107,500
995,000	Chesapeake Energy Corp., 6.875%, 11/15/2020	1,074,600
1,090,000	Connacher Oil and Gas Ltd., 8.500%, 8/01/2019, 144A	779,350
2,015,000	Halcon Resources Corp., 8.875%, 5/15/2021	2,065,375
5,955,000	Newfield Exploration Co., 5.625%, 7/01/2024	5,761,463
2,940,000	SandRidge Energy, Inc., 7.500%, 2/15/2023	2,910,600

		18,551,933

	Industrial Other – 0.1%
1,150,000	Cleaver-Brooks, Inc., 8.750%, 12/15/2019, 144A	1,242,000

	Life Insurance – 2.5%
2,300,000	American International Group, Inc., 6.250%, 3/15/2087	2,254,000
10,165,000	American International Group, Inc., (fixed rate to 5/15/2038, variable rate thereafter), 8.175%, 5/15/2068	11,898,132
615,000	American International Group, Inc., Series G, MTN, 5.850%, 1/16/2018	699,302
175,000	American International Group, Inc., Series MP, MTN, 5.450%, 5/18/2017	195,618
3,700,000	AXA S.A., (fixed rate to 12/14/2036, variable rate thereafter), 6.379%, 144A(j)	3,556,625
200,000	AXA S.A., EMTN, (fixed rate to 4/16/2020, variable rate thereafter), 5.250%, 4/16/2040, (EUR)	284,749
4,345,000	Forethought Financial Group, Inc., 8.625%, 4/15/2021, 144A	4,815,125

	Life Insurance – continued
$2,270,000	MetLife Capital Trust X, 9.250%, 4/08/2068, 144A	$2,882,900
1,115,000	MetLife, Inc., 10.750%, 8/01/2069	1,639,050
1,165,000	Penn Mutual Life Insurance Co. (The), 6.650%, 6/15/2034, 144A	1,332,236

		29,557,737

	Local Authorities – 3.8%
5,730,000	Autonomous Community of Madrid Spain, 4.300%, 9/15/2026, 144A, (EUR)	6,837,993
200,000	City of Madrid, Spain, 4.550%, 6/16/2036, (EUR)	199,551
1,630,000	City of Rome, Italy, EMTN, 5.345%, 1/27/2048, (EUR)	1,984,632
9,640,000	New South Wales Treasury Corp., 6.000%, 2/01/2018, (AUD)	9,887,842
4,280,000	New South Wales Treasury Corp., Series 17RG, 5.500%, 3/01/2017, (AUD)	4,284,452
393,430	Province of Alberta, 5.930%, 9/16/2016, (CAD)	415,144
19,825,000	Province of Ontario, Canada, 4.200%, 3/08/2018, (CAD)	20,844,494
830,000	Queensland Treasury Corp., Series 14, 5.750%, 11/21/2014, (AUD)	801,279

		45,255,387

	Media Cable – 0.6%
665,000	CCO Holdings LLC/CCO Holdings Capital Corp., 5.750%, 1/15/2024	628,425
1,500,000	Time Warner Cable, Inc., 6.550%, 5/01/2037	1,380,189
3,400,000	UPC Holding BV, 6.375%, 9/15/2022, 144A, (EUR)	4,530,696

		6,539,310

	Media Non-Cable – 0.7%
24,000,000	Grupo Televisa SAB, EMTN, 7.250%, 5/14/2043, (MXN)	1,547,190
4,030,000	R.R. Donnelley & Sons Co., 7.000%, 2/15/2022	4,050,150
415,000	R.R. Donnelley & Sons Co., 7.875%, 3/15/2021	445,088
1,960,000	R.R. Donnelley & Sons Co., 8.250%, 3/15/2019	2,175,600

		8,218,028

	Metals & Mining – 1.9%
1,100,000	Alcoa, Inc., 5.720%, 2/23/2019	1,146,981
300,000	Alcoa, Inc., 5.870%, 2/23/2022	300,032
400,000	Alcoa, Inc., 5.900%, 2/01/2027	386,819

See accompanying notes to financial statements.

23  |

Portfolio of Investments – as of September 30, 2013

Loomis Sayles Fixed Income Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Metals & Mining – continued
$855,000	ArcelorMittal, 6.000%, 3/01/2021	$876,375
2,295,000	ArcelorMittal, 6.125%, 6/01/2018	2,432,700
6,630,000	ArcelorMittal, 7.250%, 3/01/2041	6,066,450
3,300,000	ArcelorMittal, 7.500%, 10/15/2039	3,126,750
6,945,000	Essar Steel Algoma, Inc., 9.875%, 6/15/2015, 144A	5,451,825
1,400,000	Rain CII Carbon LLC/CII Carbon Corp., 8.250%, 1/15/2021, 144A	1,407,000
1,760,000	United States Steel Corp., 7.500%, 3/15/2022	1,799,600

		22,994,532

	Non-Captive Consumer – 2.1%
300,000	AGFC Capital Trust I, (fixed rate to 1/15/2017, variable rate thereafter), 6.000%, 1/15/2067, 144A	249,000
4,668,000	SLM Corp., 5.500%, 1/25/2023	4,273,955
31,725(††)	SLM Corp., 6.000%, 12/15/2043	653,112
722,000	SLM Corp., MTN, 3.875%, 9/10/2015	736,440
35,000	SLM Corp., Series A, MTN, 0.566%, 1/27/2014(b)	34,827
200,000	SLM Corp., Series A, MTN, 5.000%, 4/15/2015	208,000
145,000	SLM Corp., Series A, MTN, 5.000%, 6/15/2018	142,727
5,185,000	SLM Corp., Series A, MTN, 5.625%, 8/01/2033	4,044,300
7,573,000	SLM Corp., Series A, MTN, 8.450%, 6/15/2018	8,538,558
1,805,000	Springleaf Finance Corp., 7.750%, 10/01/2021, 144A	1,872,688
725,000	Springleaf Finance Corp., 8.250%, 10/01/2023, 144A	754,000
300,000	Springleaf Finance Corp., MTN, 5.750%, 9/15/2016	309,750
595,000	Springleaf Finance Corp., Series I, MTN, 5.400%, 12/01/2015	615,825
2,100,000	Springleaf Finance Corp., Series J, MTN, 6.500%, 9/15/2017	2,163,000
725,000	Springleaf Finance Corp., Series J, MTN, 6.900%, 12/15/2017	757,625

		25,353,807

	Non-Captive Diversified – 3.3%
1,630,000	General Electric Capital Australia Funding Pty Ltd., 7.000%, 10/08/2015, (AUD)	1,622,122

	Non-Captive Diversified – continued
$45,000	General Electric Capital Corp., GMTN, 3.100%, 1/09/2023	$42,097
1,345,000	General Electric Capital Corp., Series A, EMTN, 6.750%, 9/26/2016, (NZD)	1,177,100
2,390,000	General Electric Capital Corp., Series A, GMTN, 5.500%, 2/01/2017, (NZD)	2,027,340
5,360,000	General Electric Capital Corp., Series A, GMTN, 7.625%, 12/10/2014, (NZD)	4,648,949
1,145,000	General Electric Capital Corp., Series A, MTN, 4.875%, 3/04/2015	1,211,646
9,210,000	General Electric Capital Corp., Series A, MTN, 6.500%, 9/28/2015, (NZD)	7,983,148
295,000	International Lease Finance Corp., 5.875%, 4/01/2019	307,129
3,045,000	International Lease Finance Corp., 5.875%, 8/15/2022	2,999,325
6,080,000	International Lease Finance Corp., 6.250%, 5/15/2019	6,384,000
4,905,000	International Lease Finance Corp., 7.125%, 9/01/2018, 144A	5,481,337
635,000	International Lease Finance Corp., 8.250%, 12/15/2020	723,900
315,000	iStar Financial, Inc., 3.875%, 7/01/2016	315,788
945,000	iStar Financial, Inc., 4.875%, 7/01/2018	916,650
225,000	iStar Financial, Inc., 5.850%, 3/15/2017	233,438
30,000	iStar Financial, Inc., 6.050%, 4/15/2015	31,275
1,505,000	iStar Financial, Inc., 7.125%, 2/15/2018	1,614,112
195,000	iStar Financial, Inc., Series B, 5.700%, 3/01/2014	197,925
1,525,000	Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp., 7.375%, 10/01/2017	1,595,531

		39,512,812

	Oil Field Services – 0.1%
775,000	Sidewinder Drilling, Inc., 9.750%, 11/15/2019, 144A	751,750

	Packaging – 0.2%
2,000,000	Owens-Illinois, Inc., 7.800%, 5/15/2018	2,285,000

See accompanying notes to financial statements.

|  24

Portfolio of Investments – as of September 30, 2013

Loomis Sayles Fixed Income Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Paper – 1.3%
$2,015,000	Georgia-Pacific LLC, 7.250%, 6/01/2028	$2,458,949
2,894,000	Georgia-Pacific LLC, 7.375%, 12/01/2025	3,636,259
6,043,000	Georgia-Pacific LLC, 7.750%, 11/15/2029	7,647,410
350,000	Westvaco Corp., 7.950%, 2/15/2031	404,248
1,035,000	Westvaco Corp., 8.200%, 1/15/2030	1,215,543

		15,362,409

	Pharmaceuticals – 0.4%
4,165,000	Valeant Pharmaceuticals International, 6.375%, 10/15/2020, 144A	4,331,600

	Pipelines – 0.8%
575,000	DCP Midstream LP, 6.450%, 11/03/2036, 144A	598,116
250,000	El Paso Corp., GMTN, 7.800%, 8/01/2031	254,261
1,410,000	Enterprise Products Operating LLC, 6.300%, 9/15/2017	1,631,039
300,000	Florida Gas Transmission Co., 7.900%, 5/15/2019, 144A	373,874
1,300,000	IFM US Colonial Pipeline 2 LLC, 6.450%, 5/01/2021, 144A	1,365,994
755,000	NGPL PipeCo LLC, 7.768%, 12/15/2037, 144A	615,325
250,000	NiSource Finance Corp., 5.250%, 9/15/2017	278,396
1,785,000	Plains All American Pipeline LP, 6.125%, 1/15/2017	2,027,931
2,705,000	Rockies Express Pipeline LLC, 6.875%, 4/15/2040, 144A	2,015,063

		9,159,999

	Property & Casualty Insurance – 1.1%
3,565,000	Hanover Insurance Group, Inc. (The), 6.375%, 6/15/2021	3,906,434
2,645,000	Hanover Insurance Group, Inc. (The), 7.500%, 3/01/2020	2,993,325
1,630,000	MBIA Insurance Corp., 11.528%, 1/15/2033, 144A(b)(e)	1,092,100
2,140,000	White Mountains Re Group Ltd., 6.375%, 3/20/2017, 144A	2,339,791
1,430,000	XL Group PLC, 6.250%, 5/15/2027	1,608,354
1,135,000	XL Group PLC, 6.375%, 11/15/2024	1,301,558

		13,241,562

	Property Trust – 0.3%
$2,960,000	WEA Finance LLC/WT Finance Australia Property Ltd., 6.750%, 9/02/2019, 144A	$3,519,481

	Railroads – 0.6%
7,100,000	Hellenic Railways Organization S.A., EMTN, 0.560%, 5/24/2016, (EUR)(b)(c)	7,203,929
500,000	Missouri Pacific Railroad Co., 5.000%, 1/01/2045(c)	415,000

		7,618,929

	REITs – Apartments – 0.1%
1,495,000	Camden Property Trust, 5.700%, 5/15/2017	1,662,162

	REITs – Diversified – 0.0%
210,000	Duke Realty LP, 5.950%, 2/15/2017	234,250

	REITs – Office Property – 0.4%
3,485,000	Highwoods Properties, Inc., 5.850%, 3/15/2017	3,835,845
475,000	Highwoods Properties, Inc., 7.500%, 4/15/2018	557,927

		4,393,772

	REITs – Regional Malls – 0.1%
200,000	Simon Property Group LP, 5.875%, 3/01/2017	225,730
290,000	Simon Property Group LP, 6.100%, 5/01/2016	323,636

		549,366

	REITs – Single Tenant – 0.1%
185,000	Realty Income Corp., 5.750%, 1/15/2021	204,231
815,000	Realty Income Corp., 6.750%, 8/15/2019	961,455

		1,165,686

	REITs – Warehouse/Industrials – 0.0%
100,000	ProLogis LP, 5.625%, 11/15/2015	107,183
80,000	ProLogis LP, 5.750%, 4/01/2016	88,017

		195,200

	Retailers – 0.9%
5,005,000	Best Buy Co., Inc., 5.000%, 8/01/2018	5,142,637
1,025,000	Dillard’s, Inc., 7.750%, 7/15/2026	1,112,125
1,100,000	Foot Locker, Inc., 8.500%, 1/15/2022(f)	1,207,792
849,000	J.C. Penney Corp., Inc., 6.375%, 10/15/2036	592,178
3,505,000	Toys R Us, Inc., 7.375%, 10/15/2018	3,023,062

		11,077,794

See accompanying notes to financial statements.

25  |

Portfolio of Investments – as of September 30, 2013

Loomis Sayles Fixed Income Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Sovereigns – 1.5%
1,787,000,000	Indonesia Treasury Bond, Series FR43, 10.250%, 7/15/2022, (IDR)	$169,122
33,387,000,000	Indonesia Treasury Bond, Series FR44, 10.000%, 9/15/2024, (IDR)	3,125,476
10,150,000	Republic of Brazil, 8.500%, 1/05/2024, (BRL)	4,137,763
14,635,000	Republic of Brazil, 10.250%, 1/10/2028, (BRL)	6,586,840
359,880,000	Republic of Iceland, 6.000%, 10/13/2016, (ISK)	2,089,938
107,395,000	Republic of Iceland, 7.250%, 10/26/2022, (ISK)	633,270
176,460,000	Republic of Iceland, 8.750%, 2/26/2019, (ISK)	1,118,993

		17,861,402

	Supermarkets – 1.0%
90,000	American Stores Co., 7.900%, 5/01/2017	99,900
25,000	American Stores Co., 8.000%, 6/01/2026	32,250
7,240,000	New Albertson’s, Inc., 7.450%, 8/01/2029	5,810,100
1,720,000	New Albertson’s, Inc., 7.750%, 6/15/2026	1,401,800
3,165,000	New Albertson’s, Inc., 8.000%, 5/01/2031	2,603,212
455,000	New Albertson’s, Inc., 8.700%, 5/01/2030	387,319
2,020,000	New Albertson’s, Inc., Series C, MTN, 6.625%, 6/01/2028	1,454,400

		11,788,981

	Supranational – 2.8%
7,000,000,000	European Bank for Reconstruction & Development, 7.200%, 6/08/2016, (IDR)	589,136
19,735,000	Inter-American Development Bank, EMTN, 6.000%, 12/15/2017, (NZD)	17,288,870
17,000,000	International Bank for Reconstruction & Development, 1.430%, 3/05/2014, (SGD)	13,580,934
5,580,000	International Finance Corp., GMTN, 5.000%, 12/21/2015, (BRL)	2,312,265

		33,771,205

	Technology – 1.0%
1,670,000	Alcatel-Lucent USA, Inc., 6.450%, 3/15/2029	1,411,150
80,000	Alcatel-Lucent USA, Inc., 6.500%, 1/15/2028	66,800
2,950,000	Amkor Technology, Inc., 6.375%, 10/01/2022	2,817,250
1,645,000	Avnet, Inc., 6.000%, 9/01/2015	1,783,121

	Technology – continued
$130,000	Avnet, Inc., 6.625%, 9/15/2016	$147,043
1,175,000	Corning, Inc., 7.250%, 8/15/2036	1,408,993
2,000,000	First Data Corp., 10.625%, 6/15/2021, 144A	2,030,000
1,465,000	First Data Corp., 11.250%, 1/15/2021, 144A	1,530,925
166,000	Motorola Solutions, Inc., 6.625%, 11/15/2037	168,862
868,500	Samsung Electronics Co. Ltd., 7.700%, 10/01/2027, 144A	1,052,585

		12,416,729

	Tobacco – 0.3%
3,320,000	Reynolds American, Inc., 6.750%, 6/15/2017	3,835,945

	Transportation Services – 0.3%
2,500,000	APL Ltd., 8.000%, 1/15/2024(c)	2,338,000
520,611	Atlas Air Pass Through Trust, Series 1998-1, Class B, 7.680%, 7/02/2015(f)	529,722
484,115	Atlas Air Pass Through Trust, Series 1999-1, Class B, 7.630%, 7/02/2016(f)	487,165
174,018	Atlas Air Pass Through Trust, Series 2000-1, Class B, 9.057%, 7/02/2017(f)	184,459

		3,539,346

	Treasuries – 13.8%
14,710,000	Canadian Government, 1.000%, 8/01/2016, (CAD)	14,121,486
16,935,000	Canadian Government, 2.250%, 8/01/2014, (CAD)	16,603,057
29,780,000	Canadian Government, 2.500%, 6/01/2015, (CAD)	29,556,227
8,185,000	Canadian Government, 2.750%, 9/01/2016, (CAD)	8,246,345
13,195,000	Canadian Government, 3.000%, 12/01/2015, (CAD)	13,292,100
7,385,000	Canadian Government, 3.750%, 6/01/2019, (CAD)	7,834,818
9,615,000	Canadian Government, 4.250%, 6/01/2018, (CAD)	10,348,412
205,000	Italy Buoni Poliennali Del Tesoro, 5.000%, 8/01/2034, (EUR)	277,142
205,000	Italy Buoni Poliennali Del Tesoro, 5.250%, 11/01/2029, (EUR)	287,768
200,000	Italy Buoni Poliennali Del Tesoro, 5.750%, 2/01/2033, (EUR)	295,133
632,500(†††)	Mexican Fixed Rate Bonds, Series M-20, 8.000%, 12/07/2023, (MXN)	5,523,709
63,235,000	Norwegian Government Bond, 4.250%, 5/19/2017, (NOK)	11,353,013

See accompanying notes to financial statements.

|  26

Portfolio of Investments – as of September 30, 2013

Loomis Sayles Fixed Income Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Treasuries – continued
28,230,000	Norwegian Government Bond, 5.000%, 5/15/2015, (NOK)	$4,942,453
1,395,000	Portugal Obrigacoes do Tesouro OT, 3.850%, 4/15/2021, 144A, (EUR)	1,572,573
250,000	Portugal Obrigacoes do Tesouro OT, 4.100%, 4/15/2037, 144A, (EUR)	231,250
375,000	Portugal Obrigacoes do Tesouro OT, 4.800%, 6/15/2020, 144A, (EUR)	455,818
3,375,000	Portugal Obrigacoes do Tesouro OT, 4.950%, 10/25/2023, 144A, (EUR)	3,963,175
11,380,000	U.S. Treasury Bond, 2.750%, 11/15/2042	9,418,725
12,755,000	U.S. Treasury Bond, 2.875%, 5/15/2043	10,825,806
15,000,000	U.S. Treasury Note, 0.250%, 5/31/2014	15,016,410

		164,165,420

	Wireless – 0.8%
72,400,000	America Movil SAB de CV, 6.450%, 12/05/2022, (MXN)	5,177,992
2,627,000	Sprint Capital Corp., 6.875%, 11/15/2028	2,344,598
1,020,000	Sprint Capital Corp., 6.900%, 5/01/2019	1,048,050
300,000	Sprint Capital Corp., 8.750%, 3/15/2032	304,875
898,000	Sprint Communications, Inc., 6.000%, 12/01/2016	951,880

		9,827,395

	Wirelines – 3.5%
177,000	Axtel SAB de CV, (Step to 8.000% on 1/31/2014), 7.000%, 1/31/2020, 144A(g)	165,495
195,000	Bell Canada, MTN, 6.550%, 5/01/2029, 144A, (CAD)	220,866
690,000	Bell Canada, MTN, 7.300%, 2/23/2032, (CAD)	832,381
600,000	Bell Canada, Series M-17, 6.100%, 3/16/2035, (CAD)	647,392
3,880,000	CenturyLink, Inc., 6.450%, 6/15/2021	3,860,600
1,400,000	Eircom Finance Ltd., 9.250%, 5/15/2020, 144A, (EUR)	1,893,991
200,000	Embarq Corp., 7.995%, 6/01/2036	203,614
560,000	Level 3 Financing, Inc., 7.000%, 6/01/2020	565,600
1,960,000	Level 3 Financing, Inc., 8.625%, 7/15/2020	2,141,300
140,000	Level 3 Financing, Inc., 9.375%, 4/01/2019	154,350
200,000	OTE PLC, GMTN, 4.625%, 5/20/2016, (EUR)	266,511
900,000	Portugal Telecom International Finance BV, EMTN, 4.500%, 6/16/2025, (EUR)	1,073,893

	Wirelines – continued
1,700,000	Portugal Telecom International Finance BV, EMTN, 5.000%, 11/04/2019, (EUR)	$2,311,345
550,000	Portugal Telecom International Finance BV, GMTN, 4.375%, 3/24/2017, (EUR)	753,398
3,305,000	Qwest Capital Funding, Inc., 6.500%, 11/15/2018	3,569,400
7,205,000	Qwest Capital Funding, Inc., 6.875%, 7/15/2028	6,412,450
350,000	Qwest Capital Funding, Inc., 7.625%, 8/03/2021	355,250
775,000	Qwest Capital Funding, Inc., 7.750%, 2/15/2031	732,375
5,275,000	Qwest Corp., 6.875%, 9/15/2033	5,109,871
1,780,000	Qwest Corp., 7.200%, 11/10/2026	1,780,934
1,220,000	Qwest Corp., 7.250%, 9/15/2025	1,364,519
2,085,000	Telecom Italia Capital S.A., 6.000%, 9/30/2034	1,714,814
1,395,000	Telecom Italia Capital S.A., 6.375%, 11/15/2033	1,198,196
600,000	Telecom Italia SpA, EMTN, 5.250%, 3/17/2055, (EUR)	635,261
450,000	Telefonica Emisiones SAU, 4.570%, 4/27/2023	431,540
800,000	Telefonica Emisiones SAU, EMTN, 5.445%, 10/08/2029, (GBP)	1,227,942
1,300,000	Telefonica Emisiones SAU, EMTN, 5.597%, 3/12/2020, (GBP)	2,208,226

		41,831,514

	Total Non-Convertible Bonds
	(Identified Cost $841,708,502)	910,197,540

Convertible Bonds – 8.1%

	Airlines – 0.0%
470,000	United Continental Holdings, Inc., 4.500%, 6/30/2021	510,157

	Automotive – 0.5%
2,925,000	Ford Motor Co., 4.250%, 11/15/2016	5,778,703

	Construction Machinery – 0.1%
135,000	ArvinMeritor, Inc., (Step to Zero Coupon on 2/15/2019), 4.000%, 2/15/2027(g)	123,356
510,000	Trinity Industries, Inc., 3.875%, 6/01/2036	618,694

		742,050

See accompanying notes to financial statements.

27  |

Portfolio of Investments – as of September 30, 2013

Loomis Sayles Fixed Income Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Healthcare – 0.2%
$210,000	Hologic, Inc., (accretes to principal after 3/01/2018), 2.000%, 3/01/2042(g)	$211,050
1,270,000	Omnicare, Inc., 3.750%, 12/15/2025	2,697,956

		2,909,006

	Independent Energy – 0.5%
1,565,000	Chesapeake Energy Corp., 2.250%, 12/15/2038	1,428,063
3,885,000	Chesapeake Energy Corp., 2.500%, 5/15/2037	3,817,012
1,090,000	Chesapeake Energy Corp., 2.750%, 11/15/2035	1,125,425

		6,370,500

	Life Insurance – 1.8%
18,045,000	Old Republic International Corp., 3.750%, 3/15/2018	21,326,934

	Metals & Mining – 0.2%
235,000	Steel Dynamics, Inc., 5.125%, 6/15/2014	256,444
1,745,000	United States Steel Corp., 2.750%, 4/01/2019	1,931,497

		2,187,941

	Non-Captive Diversified – 0.1%
550,000	Jefferies Group LLC, 3.875%, 11/01/2029	576,469

	Packaging – 0.5%
5,310,000	Owens-Brockway Glass Container, Inc., 3.000%, 6/01/2015, 144A	5,492,531

	REITs – Mortgage – 0.1%
835,000	iStar Financial, Inc., 3.000%, 11/15/2016	1,041,141

	Technology – 3.5%
5,960,000	Ciena Corp., 0.875%, 6/15/2017	6,068,025
3,455,000	Ciena Corp., 3.750%, 10/15/2018, 144A	5,089,647
1,783,000	Intel Corp., 2.950%, 12/15/2035	1,930,098
7,000,000	Intel Corp., 3.250%, 8/01/2039	8,666,875
333,107	Liberty Media LLC, 3.500%, 1/15/2031	171,550
7,200,000	Micron Technology, Inc., Series B, 1.875%, 8/01/2031	13,495,500
2,565,000	Micron Technology, Inc., Series C, 2.375%, 5/01/2032	4,905,562
960,000	Micron Technology, Inc., Series D, 3.125%, 5/01/2032	1,820,400

		42,147,657

	Utility Other – 0.1%
$500,000	CMS Energy Corp., 5.500%, 6/15/2029	$959,687

	Wirelines – 0.5%
202,300	Axtel SAB de CV, (Step to 8.000% on 1/31/2014), 7.000%, 1/31/2020, 144A, (MXN)(c)(f)(g)(h)	23,130
3,040,000	Level 3 Communications, Inc., 7.000%, 3/15/2015, 144A(c)	3,689,800
1,990,000	Level 3 Communications, Inc., Series B, 7.000%, 3/15/2015(c)	2,415,363

		6,128,293

	Total Convertible Bonds
	(Identified Cost $71,765,971)	96,171,069

Municipals – 0.9%

	Illinois – 0.3%
4,075,000	State of Illinois, Series B, 5.520%, 4/01/2038	3,385,592

	Michigan – 0.2%
2,225,000	Michigan Tobacco Settlement Finance Authority Taxable Turbo, Series A, 7.309%, 6/01/2034	1,753,612

	Virginia – 0.4%
7,510,000	Virginia Tobacco Settlement Financing Corp., Series A-1, 6.706%, 6/01/2046	5,199,473

	Total Municipals
	(Identified Cost $13,791,207)	10,338,677

	Total Bonds and Notes
	(Identified Cost $927,265,680)	1,016,707,286

Senior Loans – 1.0%

	Consumer Products – 0.1%
588,804	Visant Holding Corp., Term Loan B, 5.250%, 12/22/2016(b)	569,986

	Diversified Manufacturing – 0.0%
510,000	Ameriforge Group, Inc., 2nd Lien Term Loan, 8.750%, 12/18/2020(b)	514,146

	Healthcare – 0.2%
2,064,825	Apria Healthcare Group I, Term Loan, 6.750%, 4/05/2020(b)	2,078,556

	Media Non-Cable – 0.0%
436,186	SuperMedia, Inc., Exit Term Loan, 10.600%, 12/30/2016(b)	337,608

See accompanying notes to financial statements.

|  28

Portfolio of Investments – as of September 30, 2013

Loomis Sayles Fixed Income Fund – continued

Principal Amount (‡)	Description	Value (†)

Senior Loans – continued

	Oil Field Services – 0.3%
$3,271,035	Frac Tech International LLC, Term Loan B, 8.500%, 5/06/2016(b)	$3,203,979

	Other Utility – 0.2%
1,162,088	Power Team Services LLC, 1st Lien Term Loan, 4.250%, 5/06/2020(b)	1,143,204
790,000	Power Team Services LLC, 2nd Lien Term Loan, 8.250%, 11/06/2020(b)	788,025
145,000	Power Team Services LLC, Delayed Draw Term Loan, 3.250%, 5/06/2020(i)	142,644

		2,073,873

	Supermarkets – 0.2%
2,760,195	Supervalu, Inc., Refi Term Loan B, 5.000%, 3/21/2019(b)	2,749,844

	Wirelines – 0.0%
120,000	Integra Telecom, Inc., 2nd Lien Term Loan, 9.750%, 2/21/2020(b)	122,907

	Total Senior Loans
	(Identified Cost $11,751,362)	11,650,899

Shares

Preferred Stocks – 4.1%

Convertible Preferred Stocks – 3.4%

	Automotive – 1.5%
303,346	General Motors Co., Series B, 4.750%	15,212,802
40,805	Goodyear Tire & Rubber Co. (The), 5.875%	2,598,462

		17,811,264

	Electric – 0.1%
19,312	AES Trust III, 6.750%	973,325

	Independent Energy – 0.2%
775	Chesapeake Energy Corp., 4.500%	68,557
11,007	Chesapeake Energy Corp., 5.000%	1,022,550
660	Chesapeake Energy Corp., Series A, 5.750%, 144A	728,062
11,904	SandRidge Energy, Inc., 7.000%	1,187,424

		3,006,593

	Metals & Mining – 0.1%
32,745	ArcelorMittal, 6.000%	703,690

	Non-Captive Diversified – 0.3%
2,844	Bank of America Corp., Series L, 7.250%	3,071,520

	Pipelines – 0.4%
96,065	El Paso Energy Capital Trust I, 4.750%	$5,392,129

	REITs – Diversified – 0.3%
72,631	Weyerhaeuser Co., Series A, 6.375%	3,847,990

	REITs – Healthcare – 0.0%
7,400	Health Care REIT, Inc., Series I, 6.500%	425,870

	REITs – Mortgage – 0.2%
36,130	iStar Financial, Inc., Series J, 4.500%	2,000,880

	Technology – 0.3%
3,875	Lucent Technologies Capital Trust I, 7.750%	3,925,375

	Total Convertible Preferred Stocks
	(Identified Cost $35,179,862)	41,158,636

Non-Convertible Preferred Stocks – 0.7%

	Banking – 0.2%
2,571	Ally Financial, Inc., Series G, 7.000%, 144A	2,456,590
5,000	Bank of America Corp., 6.375%	119,350
20,975	Countrywide Capital IV, 6.750%	522,278

		3,098,218

	Electric – 0.1%
90	Entergy New Orleans, Inc., 4.360%	8,311
2,876	Entergy New Orleans, Inc., 4.750%	277,624
4,670	Union Electric Co., 4.500%	442,482

		728,417

	Government Sponsored – 0.3%
3,000	Falcons Funding Trust I, (Step to 10.875% on 3/15/2015, variable rate after 3/15/2020), 8.875%, 144A(g)	3,116,250

	Non-Captive Consumer – 0.1%
25,100	SLM Corp., Series A, 6.970%	1,169,660

	Total Non-Convertible Preferred Stocks
	(Identified Cost $6,439,667)	8,112,545

	Total Preferred Stocks
	(Identified Cost $41,619,529)	49,271,181

See accompanying notes to financial statements.

29  |

Portfolio of Investments – as of September 30, 2013

Loomis Sayles Fixed Income Fund – continued

Shares	Description	Value (†)

Common Stocks – 6.3%

	Biotechnology – 1.0%
155,774	Vertex Pharmaceuticals, Inc.(e)	$11,810,785

	Chemicals – 0.9%
62,529	PPG Industries, Inc.	10,446,095

	Containers & Packaging – 0.1%
35,353	Owens-Illinois, Inc.(e)	1,061,297
187	Rock-Tenn Co., Class A	18,938

		1,080,235

	Diversified Telecommunication Services – 0.3%
8,050	Hawaiian Telcom Holdco, Inc.(e)	214,130
241,163	Telefonica S.A., Sponsored ADR(e)	3,733,203

		3,947,333

	Electronic Equipment, Instruments & Components – 0.2%
205,167	Corning, Inc.	2,993,386

	Oil, Gas & Consumable Fuels – 0.9%
54,259	Chesapeake Energy Corp.	1,404,223
172,008	Repsol YPF S.A., Sponsored ADR	4,250,318
70,051	Royal Dutch Shell PLC, ADR	4,600,949

		10,255,490

	Pharmaceuticals – 1.2%
160,000	Bristol-Myers Squibb Co.	7,404,800
68,197	Valeant Pharmaceuticals International, Inc.(e)	7,114,993

		14,519,793

	Semiconductors & Semiconductor Equipment – 1.6%
822,858	Intel Corp.	18,859,905

	Trading Companies & Distributors – 0.1%
23,272	United Rentals, Inc.(e)	1,356,525

	Total Common Stocks
	(Identified Cost $48,816,433)	75,269,547

Principal Amount (‡)

Short-Term Investments – 1.8%
$42,505	Repurchase Agreement with State Street Bank and Trust Company, dated 9/30/2013 at 0.000% to be repurchased at $42,505 on 10/01/2013 collateralized by $50,000 Federal National Mortgage Association, 2.080% due 11/02/2022 valued at $46,459 including accrued interest (Note 2 of Notes to Financial Statements)	42,505

Short-Term Investments – continued
$20,996,948	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/30/2013 at 0.000% to be repurchased at $20,996,948 on 10/01/2013 collateralized by $20,895,000 U.S. Treasury Note, 2.625% due 7/31/2014 valued at $21,417,375 including accrued interest (Note 2 of Notes to Financial Statements)	$20,996,948

	Total Short-Term Investments
	(Identified Cost $21,039,453)	21,039,453

	Total Investments – 98.5%
	(Identified Cost $1,050,492,457)(a)	1,173,938,366
	Other assets less liabilities—1.5%	18,089,509

	Net Assets – 100.0%	$1,192,027,875

(‡)	Principal Amount stated in U.S. dollars unless otherwise noted.
(†)	See Note 2 of Notes to Financial Statements.
(††)	Amount shown represents units. One unit represents a principal amount of 25.
(†††)	Amount shown represents units. One unit represents a principal amount of 100.
(a)	Federal Tax Information:
	At September 30, 2013, the net unrealized appreciation on investments based on a cost of $1,056,976,212 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$142,901,862
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(25,939,708)

	Net unrealized appreciation	$116,962,154

(b)	Variable rate security. Rate as of September 30, 2013 is disclosed.
(c)	Illiquid security. At September 30, 2013, the value of these securities amounted to $25,396,705 or 2.1% of net assets.
(d)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional debt securities. For the period ended September 30, 2013, the issuer has paid out 100% of the interest payments in-kind.
(e)	Non-income producing security.
(f)	Fair valued security by the Fund’s investment adviser. At September 30, 2013, the value of these securities amounted to $2,432,268 or 0.2% of net assets.
(g)	Coupon rate is a fixed rate for an initial period then resets at a specified date and rate.
(h)	Convertible dollar-indexed note. Coupon rate is based on MXN denominated par value and is payable in USD.
(i)	Unfunded loan commitment. Represents a contractual obligation for future funding at the option of the Borrower. The Fund receives a stated coupon rate until the borrower draws on the loan commitment, at which time the rate will become the stated rate in the loan agreement.
(j)	Perpetual bond with no specified maturity date.

See accompanying notes to financial statements.

|  30

Portfolio of Investments – as of September 30, 2013

Loomis Sayles Fixed Income Fund – continued

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2013, the value of Rule 144A holdings amounted to $168,690,750 or 14.2% of net assets.
ABS	Asset-Backed Securities
ADR	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs may be significantly influenced by trading on exchanges not located in the United States.
EMTN	Euro Medium Term Note
GMTN	Global Medium Term Note
MTN	Medium Term Note
PIK	Payment-in-Kind
REITs	Real Estate Investment Trusts

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
EUR	Euro
GBP	British Pound
IDR	Indonesian Rupiah
ISK	Icelandic Krona
KRW	South Korean Won
MXN	Mexican Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
SGD	Singapore Dollar
USD	U.S. Dollar

Industry Summary at September 30, 2013 (Unaudited)

Treasuries	13.8%
Banking	13.2
Technology	4.8
Life Insurance	4.3
Wirelines	4.0
Automotive	3.9
Electric	3.9
Local Authorities	3.8
Non-Captive Diversified	3.7
Supranational	2.8
Healthcare	2.5
Independent Energy	2.3
Non-Captive Consumer	2.2
Metals & Mining	2.2
Other Investments, less than 2% each	29.3
Short-Term Investments	1.8

Total Investments	98.5
Other assets less liabilities	1.5

Net Assets	100.0%

Currency Exposure Summary at September 30, 2013 (Unaudited)

United States Dollar	69.8%
Canadian Dollar	11.1
New Zealand Dollar	4.1
Euro	3.8
Australian Dollar	2.5
Other, less than 2% each	7.2

Total Investments	98.5
Other assets less liabilities	1.5

Net Assets	100.0%

See accompanying notes to financial statements.

31  |

Portfolio of Investments – as of September 30, 2013

Loomis Sayles Global Bond Fund

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – 96.4% of Net Assets

Non-Convertible Bonds – 95.7%

	Australia – 2.3%
$2,370,000	Asciano Finance Ltd., 4.625%, 9/23/2020, 144A	$2,371,055
5,858,700	New South Wales Treasury Corp., 6.000%, 2/01/2018, (AUD)	6,009,326
5,000,000	New South Wales Treasury Corp., 6.000%, 5/01/2020, (AUD)	5,194,930
24,075,000	New South Wales Treasury Corp., 6.000%, 3/01/2022, (AUD)(b)	25,087,814
6,600,000	SMART Trust/Australia, Series 2012-1USA, Class A3A, 1.500%, 5/14/2016, 144A	6,639,600
4,700,000	SMART Trust/Australia, Series 2012-1USA, Class A4A, 2.010%, 12/14/2017, 144A	4,764,860
7,600,000	Westpac Banking Corp., 2.450%, 11/28/2016, 144A	7,899,440

		57,967,025

	Belgium – 3.5%
5,935,000	Barry Callebaut Services NV, 5.500%, 6/15/2023, 144A	5,960,877
29,000,000	Belgium Government Bond, 2.250%, 6/22/2023, (EUR)	38,138,857
27,875,000	Belgium Government Bond, 3.500%, 6/28/2017, 144A, (EUR)(b)	41,155,579

		85,255,313

	Brazil – 1.9%
5,000,000	Banco Santander Brasil S.A., 4.625%, 2/13/2017, 144A	5,150,000
11,027,403	Banco Votorantim S.A., 6.250%, 5/16/2016, 144A, (BRL)	4,861,043
5,400,000	Itau Unibanco Holding S.A., 5.650%, 3/19/2022, 144A	5,148,900
4,087,000	Itau Unibanco Holding S.A., 6.200%, 12/21/2021, 144A	4,087,000
6,133,675	Odebrecht Drilling Norbe VIII/IX Ltd., 6.350%, 6/30/2021, 144A	6,241,014
12,535,000	Oi S.A., 9.750%, 9/15/2016, 144A, (BRL)	4,953,370
5,400,000	Petrobras International Finance Co., EMTN, 6.250%, 12/14/2026, (GBP)	8,938,762
7,000,000	Republic of Brazil, 8.500%, 1/05/2024, (BRL)	2,853,630
3,600,000	Vale Overseas Ltd., 6.875%, 11/21/2036	3,651,098

		45,884,817

	Canada – 6.3%
21,150,000	Canadian Government, 3.000%, 12/01/2015, (CAD)(b)	$21,305,640
5,500,000	Canadian Government Bond, 2.750%, 6/01/2022, (CAD)	5,464,011
4,734,000	Ford Auto Securitization Trust, Series 2010-R3A, Class D, 4.526%, 3/15/2017, 144A, (CAD)	4,732,851
1,029,758	Ford Auto Securitization Trust, Series 2013-R1A, Class A1, 1.485%, 12/15/2014, 144A, (CAD)	999,576
5,300,000	Ford Auto Securitization Trust, Series 2013-R1A, Class A2, 1.676%, 9/15/2016, 144A, (CAD)	5,153,820
2,870,000	Ford Auto Securitization Trust, Series 2013-R4A, Class A2, 1.824%, 7/15/2017, 144A, (CAD)	2,786,273
3,100,000	Master Credit Card Trust II, Series 2012-2A, Class C, 1.970%, 4/21/2017, 144A	3,106,820
12,805,000	Province of Alberta Canada, 4.000%, 12/01/2019, (CAD)	13,426,572
14,845,000	Province of British Columbia, 4.300%, 6/18/2042, (CAD)	15,137,706
20,580,000	Province of Manitoba Canada, MTN, 4.400%, 9/05/2025, (CAD)(b)	21,461,900
6,086,000	Province of Ontario, EMTN, 4.000%, 12/03/2019, (EUR)	9,400,605
9,992,000	Province of Quebec Canada, EMTN, 3.375%, 6/20/2016, (EUR)	14,515,152
11,944,000	Province of Quebec Canada, Series 169, EMTN, 3.625%, 2/10/2015, (EUR)(b)	16,886,933
6,280,000	SCG Hotel Issuer, Inc., Series 2013-CWPA, Class A2, 3.442%, 10/12/2018, 144A, (CAD)	6,172,087
8,629,000	Shaw Communications, Inc., 6.750%, 11/09/2039, (CAD)	9,329,758
5,940,000	Talisman Energy, Inc., 5.500%, 5/15/2042	5,534,274

		155,413,978

	Chile – 0.4%
8,900,000	Corp Nacional del Cobre de Chile, 4.500%, 8/13/2023, 144A	8,972,117

	China – 0.1%
2,500,000	Baidu, Inc., 3.250%, 8/06/2018	2,498,860

	Czech Republic – 0.2%
6,000,000	CEZ AS, 4.250%, 4/03/2022, 144A	5,994,000

	Denmark – 0.4%
4,200,000	Carlsberg Breweries A/S, EMTN, 2.625%, 11/15/2022, (EUR)	5,588,219
3,179,000	TDC A/S, EMTN, 4.375%, 2/23/2018, (EUR)	4,782,142

		10,370,361

See accompanying notes to financial statements.

|  32

Portfolio of Investments – as of September 30, 2013

Loomis Sayles Global Bond Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Finland – 1.0%
18,970,000	Finland Government Bond, 1.500%, 4/15/2023, 144A, (EUR)	$24,534,376

	France – 0.9%
2,370,000	AXA S.A., 7.125%, 12/15/2020, (GBP)	4,530,826
3,135,000	BNP Paribas S.A., EMTN, 5.750%, 1/24/2022, (GBP)	5,589,885
4,000,000	Bouygues S.A., 3.641%, 10/29/2019, (EUR)	5,852,399
6,676,000	Pernod Ricard S.A., 4.450%, 1/15/2022, 144A	6,853,815

		22,826,925

	Germany – 10.1%
7,675,000	Bundesrepublik Deutschland, 1.750%, 7/04/2022, (EUR)	10,559,640
52,494,209	Bundesrepublik Deutschland, 3.250%, 1/04/2020, (EUR)(b)	80,800,801
4,005,000	Bundesrepublik Deutschland, 3.750%, 1/04/2017, (EUR)	6,020,124
43,505,000	Bundesrepublik Deutschland, 4.000%, 1/04/2037, (EUR)(b)	73,251,878
42,050,000	Bundesrepublik Deutschland, 4.250%, 7/04/2017, (EUR)(b)	64,919,857
1,035,000,000	Kreditanstalt fuer Wiederaufbau, 2.600%, 6/20/2037, (JPY)	12,563,423

		248,115,723

	Indonesia – 0.3%
4,200,000	Pertamina Persero PT, 4.300%, 5/20/2023, 144A	3,591,000
4,000,000	Pertamina Persero PT, 5.625%, 5/20/2043, 144A	3,120,000

		6,711,000

	Ireland – 0.1%
1,700,000	Ardagh Packaging Finance PLC/Ardagh MP Holdings USA, Inc., 5.000%, 11/15/2022, (EUR)	2,213,601

	Italy – 1.1%
2,300,000	Enel SpA, EMTN, 5.750%, 6/22/2037, (GBP)	3,313,220
8,935,000	Italy Buoni Poliennali Del Tesoro, 4.000%, 2/01/2037, (EUR)(b)	10,691,104
4,751,000	Republic of Italy, 6.875%, 9/27/2023	5,703,195
1,870,000	Telecom Italia Capital S.A., 6.375%, 11/15/2033	1,606,184
915,000	Telecom Italia Capital S.A., 7.200%, 7/18/2036	850,185
4,000,000	Telecom Italia SpA, EMTN, 5.875%, 5/19/2023, (GBP)	5,997,847

		28,161,735

	Japan – 11.5%
360,000,000	Development Bank of Japan, 1.750%, 3/17/2017, (JPY)	3,864,575

	Japan – continued
2,816,000,000	Japan Finance Organization for Municipal Enterprises, 1.350%, 11/26/2013, (JPY)	$28,698,562
3,938,500,000	Japan Government Five Year Bond, 0.700%, 6/20/2014, (JPY)	40,248,870
1,923,550,000	Japan Government Ten Year Bond, 1.200%, 12/20/2020, (JPY)	20,608,609
12,336,100,000	Japan Government Ten Year Bond, 1.300%, 3/20/2019, (JPY)	132,508,376
1,540,000,000	Japan Government Twenty Year Bond, 2.100%, 12/20/2027, (JPY)	17,798,464
3,366,450,000	Japan Government Twenty Year Bond, 2.100%, 12/20/2030, (JPY)	37,903,532
2,000,000	Softbank Corp., 4.625%, 4/15/2020, 144A, (EUR)	2,719,229

		284,350,217

	Korea – 2.0%
56,100,000	Export-Import Bank of Korea, 3.000%, 5/22/2018, 144A, (NOK)	9,046,717
440,500,000	Export-Import Bank of Korea, 4.000%, 11/26/2015, 144A, (PHP)	10,425,706
9,810,000	Hana Bank, 4.000%, 11/03/2016, 144A	10,404,418
6,441,627	Hyundai Capital Auto Funding Ltd., Series 2010-8A, Class A, 1.179%, 9/20/2016, 144A(c)	6,377,211
3,088,000	Hyundai Steel Co., 4.625%, 4/21/2016, 144A	3,250,299
8,538,000	Korea Finance Corp., 4.625%, 11/16/2021	9,015,291

		48,519,642

	Luxembourg – 0.7%
8,575,000	ArcelorMittal, 6.000%, 3/01/2021	8,789,375
4,150,000	Holcim US Finance Sarl & Cie SCS, 5.150%, 9/12/2023, 144A	4,314,967
2,905,000	INEOS Group Holdings S.A., 6.500%, 8/15/2018, (EUR)	3,851,430

		16,955,772

	Malaysia – 2.2%
175,375,000	Malaysia Government Bond, 3.314%, 10/31/2017, (MYR)(b)	53,395,029

	Mexico – 3.3%
7,564,986(††)	Mexican Fixed Rate Bonds, Series M, 6.500%, 6/10/2021, (MXN)(b)	60,449,206
1,050,500(††)	Mexican Fixed Rate Bonds, Series M, 6.500%, 6/09/2022, (MXN)	8,309,483
1,247,129(††)	Mexican Fixed Rate Bonds, Series M-20, 8.000%, 12/07/2023, (MXN)	10,891,349
1,780,000	Petroleos Mexicanos, 3.500%, 7/18/2018	1,802,250

		81,452,288

See accompanying notes to financial statements.

33  |

Portfolio of Investments – as of September 30, 2013

Loomis Sayles Global Bond Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Namibia – 0.1%
$3,588,000	Namibia International Bonds, 5.500%, 11/03/2021, 144A	$3,623,880

	Netherlands – 0.8%
4,400,000	Bharti Airtel International Netherlands BV, 5.125%, 3/11/2023, 144A	3,938,000
3,200,000	Enel Finance International NV, 6.000%, 10/07/2039, 144A	2,913,952
1,000,000	LyondellBasell Industries NV, 6.000%, 11/15/2021	1,141,330
9,270,000	Netherlands Government Bond, 2.250%, 7/15/2022, 144A, (EUR)	12,820,887

		20,814,169

	New Zealand – 1.7%
22,535,000	New Zealand Government Bond, 6.000%, 4/15/2015, (NZD)	19,545,402
24,516,000	New Zealand Government Bond, 6.000%, 5/15/2021, (NZD)(b)	22,423,808

		41,969,210

	Norway – 2.4%
136,200,000	Norway Government Bond, 4.250%, 5/19/2017, (NOK)	24,452,920
185,925,000	Norway Government Bond, 4.500%, 5/22/2019, (NOK)(b)	34,357,684

		58,810,604

	Philippines – 0.4%
100,000,000	Philippine Government International Bond, 4.950%, 1/15/2021, (PHP)	2,486,128
259,000,000	Philippine Government International Bond, 6.250%, 1/14/2036, (PHP)	6,692,122

		9,178,250

	Poland – 1.5%
81,455,000	Poland Government Bond, 4.750%, 4/25/2017, (PLN)(b)	27,081,241
5,360,000	Poland Government International Bond, 3.000%, 9/23/2014, (CHF)	6,080,416
4,145,000	Poland Government International Bond, 3.000%, 3/17/2023	3,796,820

		36,958,477

	Spain – 1.3%
1,000,000	Banco Popular Espanol S.A., EMTN, 4.125%, 3/30/2017, (EUR)	1,404,665
1,600,000	Iberdrola Finanzas SAU, EMTN, 6.000%, 7/01/2022, (GBP)	2,820,157
2,600,000	Iberdrola Finanzas SAU, EMTN, 7.375%, 1/29/2024, (GBP)	4,964,136

	Spain – continued
8,530,000	Spain Government Bond, 5.850%, 1/31/2022, (EUR)(b)	$12,943,286
2,435,000	Telefonica Emisiones SAU, 5.134%, 4/27/2020	2,493,036
2,695,000	Telefonica Emisiones SAU, 5.462%, 2/16/2021	2,759,577
950,000	Telefonica Emisiones SAU, 7.045%, 6/20/2036	1,008,327
1,817,000	Telefonica Emisiones SAU, EMTN, 5.375%, 2/02/2026, (GBP)	2,860,451

		31,253,635

	Supranationals – 0.8%
15,870,000	European Investment Bank, 2.375%, 7/10/2020, (CHF)(b)	19,154,205

	Sweden – 0.2%
5,800,000	Nordea Bank AB, 4.250%, 9/21/2022, 144A	5,732,969

	Thailand – 0.5%
391,075,000	Thailand Government Bond, 3.250%, 6/16/2017, (THB)	12,500,472

	Turkey – 0.8%
18,870,000	Akbank TAS, 7.500%, 2/05/2018, 144A, (TRY)	8,493,158
2,400,000	Arcelik AS, 5.000%, 4/03/2023, 144A	2,061,000
11,400,000	Turkey Government Bond, 9.000%, 3/05/2014, (TRY)	5,674,464
3,600,000	Turkiye Is Bankasi, 3.875%, 11/07/2017, 144A	3,451,500

		19,680,122

	United Arab Emirates – 0.5%
5,359,000	Dubai Electricity & Water Authority, 6.375%, 10/21/2016, 144A	6,035,574
4,996,000	IPIC GMTN Ltd., MTN, 5.000%, 11/15/2020, 144A	5,408,170

		11,443,744

	United Kingdom – 6.5%
1,100,000	Aviva PLC, EMTN, (fixed rate to 7/05/2023, variable rate thereafter), 6.125%, 7/05/2043, (EUR)	1,558,542
3,203,000	Bank of Scotland PLC, EMTN, 4.875%, 11/08/2016, (GBP)	5,721,183
891,000	Barclays Bank PLC, 6.050%, 12/04/2017, 144A	989,717
4,078,000	Barclays Bank PLC, EMTN, 5.750%, 9/14/2026, (GBP)	6,983,031
2,215,000	BG Energy Capital PLC, 4.000%, 10/15/2021, 144A	2,281,421
3,906,000	HSBC Bank PLC, 4.125%, 8/12/2020, 144A	4,102,886
3,175,000	HSBC Holdings PLC, 4.000%, 3/30/2022	3,230,588
3,500,000	HSBC Holdings PLC, EMTN, 5.750%, 12/20/2027, (GBP)	6,169,365

See accompanying notes to financial statements.

|  34

Portfolio of Investments – as of September 30, 2013

Loomis Sayles Global Bond Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	United Kingdom – continued
$4,360,000	Lloyds Bank PLC, MTN, 6.500%, 9/14/2020, 144A	$4,813,043
4,595,000	Royal Bank of Scotland Group PLC, 6.125%, 12/15/2022	4,629,095
9,250,000	Standard Chartered PLC, 3.950%, 1/11/2023, 144A	8,701,003
9,120,000	United Kingdom Treasury, 1.750%, 1/22/2017, (GBP)(b)	15,137,768
5,516,209	United Kingdom Treasury, 4.000%, 3/07/2022, (GBP)(b)	10,037,541
8,065,917	United Kingdom Treasury, 4.250%, 3/07/2036, (GBP)	14,822,411
11,308,827	United Kingdom Treasury, 4.750%, 3/07/2020, (GBP)(b)	21,446,939
22,450,599	United Kingdom Treasury, 5.000%, 3/07/2025, (GBP)(b)	44,062,494
7,200,000	Vedanta Resources PLC, 6.000%, 1/31/2019, 144A	6,840,000

		161,527,027

	United States – 29.9%
5,950,000	A10 Securitization LLC, Series 2013-1, Class A, 2.400%, 11/15/2025, 144A	5,921,511
265,000	Alcoa, Inc., 5.870%, 2/23/2022	265,029
5,145,000	Alcoa, Inc., 5.900%, 2/01/2027	4,975,452
3,445,000	Ally Financial, Inc., 3.500%, 7/18/2016	3,479,450
6,515,000	Ally Financial, Inc., 4.750%, 9/10/2018	6,485,878
3,318,722	Alta Wind Holdings LLC, 7.000%, 6/30/2035, 144A	3,520,885
7,100,000	American Airlines Pass Through Trust, Series 2013-2, Class A, 4.950%, 7/15/2024, 144A	7,135,500
5,550,000	American International Group, Inc., 4.875%, 6/01/2022	5,953,824
2,705,000	Apache Corp., 4.250%, 1/15/2044	2,366,429
800,000	Apache Corp., 4.750%, 4/15/2043	757,266
6,040,000	Apple, Inc., 1.000%, 5/03/2018	5,818,054
2,442,401	Ascentium Equipment Receivables LLC, Series 2012-1A, Class A, 1.830%, 9/15/2019, 144A	2,439,575
5,137,000	Avnet, Inc., 5.875%, 6/15/2020	5,459,696
6,283,000	Ball Corp., 4.000%, 11/15/2023	5,638,992
13,455,000	Bank of America Corp., 4.100%, 7/24/2023	13,371,377

	United States – continued
$3,065,189	California Republic Auto Receivables Trust, Series 2012-1, Class A, 1.180%, 8/15/2017, 144A	$3,060,401
7,267,000	Capital One Bank USA NA, 3.375%, 2/15/2023	6,797,174
5,750,000	Capital One Multi-Asset Execution Trust, Series 2004-B7, Class B7, 0.710%, 8/17/2017, (EUR)(c)	7,740,999
3,200,000	Capital One Multi-Asset Execution Trust, Series 2004-B7, Class B7, 0.710%, 8/17/2017, (EUR)(c)	4,308,034
8,231,694	Centre Point Funding LLC, Series 2012-2A, Class 1, 2.610%, 8/20/2021, 144A	8,278,903
6,480,000	CGBAM Commercial Mortgage Trust, Series 2013-BREH, Class A2, 1.282%, 5/15/2030, 144A(c)	6,476,617
4,102,000	CHS/Community Health Systems, Inc., 5.125%, 8/15/2018	4,173,785
2,700,000	CIT Group, Inc., 5.000%, 8/15/2022	2,639,250
7,360,000	Citigroup Commercial Mortgage Trust, 3.251%, 5/10/2023, 144A	7,031,950
4,000,000	Citigroup, Inc., 1.700%, 7/25/2016	4,018,188
9,900,000	Citigroup, Inc., 3.375%, 3/01/2023	9,420,523
2,570,000	Commercial Mortgage Trust, Series 2013-GAM, Class A2, 3.367%, 2/10/2028, 144A	2,473,784
5,300,000	Continental Airlines Pass Through Certificates, Series 2012-3, Class C, 6.125%, 4/29/2018	5,392,750
373,358	Continental Airlines Pass Through Trust, Series 2000-2, Class B, 8.307%, 10/02/2019	385,026
181,095	Continental Airlines Pass Through Trust, Series 2001-1, Class B, 7.373%, 6/15/2017	192,413
3,187,035	Continental Airlines Pass Through Trust, Series 2007-1, Class A, 5.983%, 10/19/2023	3,410,128
3,813,000	Continental Resources, Inc., 4.500%, 4/15/2023	3,741,506
6,975,000	Corning, Inc., 4.700%, 3/15/2037	6,485,801
5,655,152	Countrywide Alternative Loan Trust, Series 2003-4CB, Class 1A1, 5.750%, 4/25/2033	5,817,489

See accompanying notes to financial statements.

35  |

Portfolio of Investments – as of September 30, 2013

Loomis Sayles Global Bond Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	United States – continued
$5,000,000	Credit Acceptance Auto Loan Trust, Series 2012-2A, Class A, 1.520%, 3/16/2020, 144A	$5,014,965
1,750,000	Credit Acceptance Auto Loan Trust, Series 2013-1A, Class A, 1.210%, 10/15/2020, 144A	1,749,498
5,722,000	Crown Castle Towers LLC, 4.523%, 1/15/2035, 144A	5,936,192
3,089,000	Crown Castle Towers LLC, 6.113%, 1/15/2040, 144A	3,493,854
5,235,000	Cytec Industries, Inc., 3.500%, 4/01/2023	4,865,891
4,500,000	Del Coronado Trust, Series 2013-HDC, Class A, 0.983%, 3/15/2026, 144A(c)	4,491,841
4,873,399	Delta Air Lines Pass Through Trust, Series 2007-1, Class A, 6.821%, 2/10/2024	5,421,656
5,350,000	DSC Floorplan Master Owner Trust, Series 2011-1, Class A, 3.910%, 3/15/2016, 144A	5,387,643
4,200,000	Exeter Automobile Receivables Trust, Series 2013-2A, Class A, 1.490%, 11/15/2017, 144A	4,201,436
5,470,000	Extended Stay America Trust, Series 2013-ESH5, Class A15, 1.278%, 12/05/2031, 144A	5,431,710
4,700,000	Extended Stay America Trust, Series 2013-ESH7, Class A17, 2.295%, 12/05/2031, 144A	4,624,800
16,200,000	FHLMC Multifamily Structured Pass Through Certificates, 1.426%, 8/25/2017(b)	16,252,877
3,900,000	Flagship Credit Auto Trust, Series 2013-1, Class B, 2.760%, 9/17/2018, 144A	3,865,064
34,385,000	FNMA (TBA), 2.500%, 10/01/2028(d)	34,578,416
5,575,000	FNMA (TBA), 3.000%, 10/01/2028(d)	5,771,867
37,520,000	FNMA (TBA), 3.000%, 11/01/2043(d)	36,546,825
60,640,000	FNMA (TBA), 3.500%, 11/01/2043(d)	61,530,653
5,000,000	Ford Motor Credit Co. LLC, 2.750%, 5/15/2015	5,114,390
4,723,000	Ford Motor Credit Co. LLC, 4.207%, 4/15/2016	5,005,218
5,000,000	Ford Motor Credit Co. LLC, 4.375%, 8/06/2023	5,002,825
50,000,000	General Electric Capital Corp., EMTN, 4.208%, 12/06/2021, (SEK)	7,830,457
5,620,000	Glencore Funding LLC, 2.500%, 1/15/2019, 144A	5,268,042
2,000,000	Goldman Sachs Group, Inc. (The), 2.900%, 7/19/2018	2,016,068

	United States – continued
$3,660,000	Goldman Sachs Group, Inc. (The), 5.750%, 1/24/2022	$4,057,633
4,668,785	Greenwich Capital Commercial Funding Corp., Series 2007-GG11, Class A4, 5.736%, 12/10/2049	5,243,975
707,000	Greenwich Capital Commercial Funding Corp., Series 2007-GG9, Class A4, 5.444%, 3/10/2039	782,267
8,327,514	GS Mortgage Securities Corp. II, Series 2007-GG10, Class A4, 5.993%, 8/10/2045(c)	9,236,920
6,000,000	GS Mortgage Securities Corp. II, Series 2013-KYO, Class B, 1.632%, 11/08/2029, 144A(c)	5,917,014
5,805,000	Hawk Acquisition Sub, Inc., 4.250%, 10/15/2020, 144A	5,536,519
3,311,000	HCA, Inc., 4.750%, 5/01/2023	3,116,479
577,000	HCA, Inc., 7.690%, 6/15/2025	590,704
567,000	HCA, Inc., MTN, 7.580%, 9/15/2025	575,505
1,416,667	Hertz Vehicle Financing LLC, Series 2010-1A, Class B1, 5.020%, 2/25/2015, 144A	1,429,823
4,432,578	Hilton Grand Vacations Trust, Series 2013-A, Class A, 2.280%, 1/25/2026, 144A	4,437,595
3,179,000	Host Hotels & Resorts LP, 4.750%, 3/01/2023	3,193,741
4,300,000	Host Hotels & Resorts LP, 5.250%, 3/15/2022	4,463,292
5,177,000	HSBC USA, Inc., 5.000%, 9/27/2020	5,549,226
7,644,000	Hyatt Hotels Corp., 5.375%, 8/15/2021	8,241,218
5,800,000	Hyundai Capital America, 4.000%, 6/08/2017, 144A	6,133,680
3,028,000	Incitec Pivot Finance LLC, 6.000%, 12/10/2019, 144A	3,323,805
5,500,000	International Lease Finance Corp., 5.875%, 8/15/2022	5,417,500
4,980,000	iStar Financial, Inc., 4.875%, 7/01/2018	4,830,600
7,935,000	JPMorgan Chase & Co., 3.250%, 9/23/2022	7,485,823
6,454,000	JPMorgan Chase & Co., 4.400%, 7/22/2020	6,831,804
4,000,000	JPMorgan Chase & Co., 4.500%, 1/24/2022	4,172,408
6,000,000	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2013-JWRZ, Class A, 0.962%, 4/15/2030, 144A(c)	5,938,962
2,313,267	JPMorgan Resecuritization Trust, Series 2010-4, Class A2, 2.114%, 9/26/2035, 144A(c)	2,326,106

See accompanying notes to financial statements.

|  36

Portfolio of Investments – as of September 30, 2013

Loomis Sayles Global Bond Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	United States – continued
$2,460,000	Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp., 7.375%, 10/01/2017	$2,573,775
3,211,269	Marriott Vacation Club Owner Trust, Series 2012-1A, Class B, 3.500%, 5/20/2030, 144A	3,275,893
4,723,000	MBNA Credit Card Master Note Trust, Series 2005-B3, Class B3, 0.519%, 3/19/2018, (EUR)(c)	6,268,495
1,240,000	Meccanica Holdings USA, Inc., 6.250%, 1/15/2040, 144A	1,035,400
5,250,000	Meccanica Holdings USA, Inc., 7.375%, 7/15/2039, 144A	4,828,231
2,600,000	Morgan Stanley, 3.750%, 2/25/2023	2,506,488
6,001,000	Morgan Stanley, 5.500%, 7/24/2020	6,623,778
1,100,000	Morgan Stanley, GMTN, 5.500%, 1/26/2020	1,217,220
4,400,000	Morgan Stanley Re-REMIC Trust, Series 2009-GG10, Class A4B, 5.993%, 8/12/2045, 144A(c)	4,826,818
1,500,000	Morgan Stanley Re-REMIC Trust, Series 2010-GG10, Class A4B, 5.993%, 8/15/2045, 144A(c)	1,645,506
6,300,000	Motel 6 Trust, Series 2012-MTL6, Class D, 3.781%, 10/05/2025, 144A	6,104,114
2,100,000	Newfield Exploration Co., 5.625%, 7/01/2024	2,031,750
1,211,000	Noble Energy, Inc., 4.150%, 12/15/2021	1,260,741
795,541	Santander Drive Auto Receivables Trust, Series 2011-S2A, Class D, 3.350%, 6/15/2017, 144A	798,962
4,000,000	Santander Drive Auto Receivables Trust, Series 2012-4, Class C, 2.940%, 12/15/2017	4,078,564
2,945,000	Sealed Air Corp., 5.250%, 4/01/2023, 144A	2,790,388
7,832,036	Sequoia Mortgage Trust, Series 2013-5, Class A1, 2.500%, 5/25/2043, 144A	7,001,081
6,209,425	SNAAC Auto Receivables Trust, Series 2013-1A, Class A, 1.140%, 7/16/2018, 144A	6,202,843
8,000,000	Springleaf Funding Trust, Series 2013-BA, Class A, 3.920%, 1/16/2023, 144A	7,880,000
9,790,000	Sprint Communications, Inc., 6.000%, 11/15/2022	9,006,800
2,812,081	SVO VOI Mortgage LLC, Series 2012-AA, Class A, 2.000%, 9/20/2029, 144A	2,798,200

	United States – continued
$10,242,184	Trinity Rail Leasing LP, Series 2010-1A, Class A, 5.194%, 10/16/2040, 144A	$10,351,519
13,970,000	U.S. Treasury Bond, 2.875%, 5/15/2043(e)	11,857,037
17,695,000	U.S. Treasury Note, 1.375%, 5/31/2020	17,074,295
23,755,000	U.S. Treasury Note, 1.500%, 7/31/2016	24,356,287
3,885,000	U.S. Treasury Note, 1.625%, 11/15/2022(e)	3,596,962
26,460,000	U.S. Treasury Note, 2.125%, 8/15/2021	26,245,012
6,325,000	US Airways Pass Through Trust, Series 2013-1, Class 1A, 3.950%, 5/15/2027	5,850,625
2,585,000	Verizon Communications, Inc., 2.500%, 9/15/2016	2,664,323
3,775,000	Verizon Communications, Inc., 6.400%, 9/15/2033	4,192,187
3,895,000	Verizon Communications, Inc., 6.550%, 9/15/2043	4,397,210
1,150,000	Wachovia Bank Commercial Mortgage Trust, Series 2007-C30, Class A5, 5.342%, 12/15/2043	1,272,289
2,205,000	Wells Fargo & Co., 4.625%, 11/02/2035, (GBP)	3,682,757
1,750,000	Wells Fargo & Co., EMTN, 3.500%, 9/12/2029, (GBP)	2,630,036
6,272,000	White Mountains Re Group Ltd., 6.375%, 3/20/2017, 144A	6,857,554
5,130,000	Whiting Petroleum Corp., 5.000%, 3/15/2019	5,142,825
4,360,000	Zurich Finance USA, Inc., EMTN, (fixed rate to 10/02/2013, variable rate thereafter), 5.750%, 10/02/2023, (EUR)	5,898,428
2,907,000	Zurich Finance USA, Inc., EMTN, (fixed rate to 6/15/2015, variable rate thereafter), 4.500%, 6/15/2025, (EUR)	4,090,046

		738,582,865

	Total Non-Convertible Bonds
	(Identified Cost $2,386,579,317)	2,360,822,408

Convertible Bonds – 0.7%

	United States – 0.7%
4,882,000	Ciena Corp., 0.875%, 6/15/2017	4,970,486
6,065,000	Intel Corp., 2.950%, 12/15/2035	6,565,363
7,140,000	Peabody Energy Corp., 4.750%, 12/15/2066	5,729,850

	Total Convertible Bonds
	(Identified Cost $16,525,691)	17,265,699

	Total Bonds and Notes
	(Identified Cost $2,403,105,008)	2,378,088,107

See accompanying notes to financial statements.

37  |

Portfolio of Investments – as of September 30, 2013

Loomis Sayles Global Bond Fund – continued

Shares	Description	Value (†)

Preferred Stocks – 0.6%

Non-Convertible Preferred Stock – 0.3%

United States – 0.3%
332,593	PNC Financial Services Group, Inc. (The), 5.375% (Identified Cost $8,314,825)	$7,280,461

Convertible Preferred Stocks – 0.3%

United States – 0.3%
67,817	Dominion Resources, Inc., Series A, 6.125%	3,617,359
46,039	Dominion Resources, Inc., Series B, 6.000%	2,460,784
46,158	iStar Financial, Inc., Series J, 4.500%	2,556,230

8,634,373

Total Convertible Preferred Stocks
	(Identified Cost $8,131,871)	8,634,373

Total Preferred Stocks
	(Identified Cost $16,446,696)	15,914,834

Principal Amount (‡)

Short-Term Investments – 5.7%
$12,871,374	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/30/2013 at 0.000% to be repurchased at $12,871,374 on 10/01/2013 collateralized by $13,330,000 U.S. Treasury Note, 0.625% due 8/31/2017 valued at $13,130,050 including accrued interest (Note 2 of Notes to Financial Statements)	12,871,374
128,680,000	U.S. Treasury Bills, 0.046%-0.061%, 11/14/2013(b)(f)(g)	128,675,625

Total Short-Term Investments
	(Identified Cost $141,542,817)	141,546,999

Total Investments – 102.7%
	(Identified Cost $2,561,094,521)(a)	2,535,549,940
	Other assets less liabilities—(2.7)%	(67,562,157)

	Net Assets – 100.0%	$2,467,987,783

(‡)	Principal Amount stated in U.S. dollars unless otherwise noted.
(†)	See Note 2 of Notes to Financial Statements.
(††)	Amount shown represents units. One unit represents a principal amount of 100.
(a)	Federal Tax Information:
At September 30, 2013, the net unrealized depreciation on investments based on a cost of $2,575,334,423 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$48,204,452
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(87,988,935)

	Net unrealized depreciation	$(39,784,483)

(b)	All or a portion of this security has been designated to cover the Fund’s obligations under open forward foreign currency contracts, futures contracts or TBA transactions.
(c)	Variable rate security. Rate as of September 30, 2013 is disclosed.
(d)	Delayed delivery. See Note 2 of Notes to Financial Statements.
(e)	All or a portion of this security has been pledged as collateral for open forward foreign currency contracts and/or as initial margin for open futures contracts.
(f)	The Fund’s investment in U.S. Treasury Bills is comprised of various lots with differing discount rates. These separate investments, which have the same maturity date, have been aggregated for the purpose of presentation in the Portfolio of Investments.
(g)	Interest rate represents discount rate at time of purchase; not a coupon rate.

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2013, the value of Rule 144A holdings amounted to $501,239,364 or 20.3% of net assets.
EMTN	Euro Medium Term Note
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GMTN	Global Medium Term Note
MTN	Medium Term Note
REMIC	Real Estate Mortgage Investment Conduit
TBA	To Be Announced

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
EUR	Euro
GBP	British Pound
JPY	Japanese Yen
MXN	Mexican Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
NZD	New Zealand Dollar
PHP	Philippine Peso
PLN	Polish Zloty
SEK	Swedish Krona
THB	Thailand Baht
TRY	Turkish Lira

See accompanying notes to financial statements.

|  38

Portfolio of Investments – as of September 30, 2013

Loomis Sayles Global Bond Fund – continued

At September 30, 2013, the Fund had the following open forward foreign currency contracts:

Contract to Buy/Sell	Delivery Date	Currency	Units of Currency	Notional Value	Unrealized Appreciation (Depreciation)
Sell[1]	11/29/2013	Australian Dollar	29,320,000	$27,249,420	$(773,753)
Buy[2]	10/02/2013	Brazilian Real	29,850,000	13,468,393	118,662
Sell[2]	10/02/2013	Brazilian Real	29,850,000	13,468,393	(842,291)
Sell[2]	11/04/2013	Brazilian Real	29,850,000	13,363,478	(111,535)
Sell[2]	12/27/2013	British Pound	13,800,000	22,326,949	(254,677)
Sell[1]	12/05/2013	Canadian Dollar	37,810,000	36,648,021	(753,360)
Buy[3]	12/20/2013	Malaysian Ringgit	62,652,000	19,125,512	160,172
Sell[2]	10/31/2013	New Zealand Dollar	27,310,000	22,637,677	(1,013,346)
Buy[2]	12/16/2013	Philippine Peso	210,000,000	4,822,830	16,238
Buy[2]	12/11/2013	South Korean Won	31,476,000,000	29,160,100	649,230
Buy[1]	12/11/2013	South Korean Won	24,975,000,000	23,137,422	541,747
Sell[2]	12/11/2013	South Korean Won	13,000,000,000	12,043,503	(126,737)
Sell[4]	12/18/2013	Swiss Franc	9,760,000	10,799,327	(380,715)
Sell[2]	12/24/2013	Thai Baht	271,300,000	8,630,693	(109,965)
Sell[1]	12/17/2013	Turkish Lira	30,495,000	14,892,675	25,871

Total					$(2,854,459)

At September 30, 2013, the Fund had the following open forward cross currency contracts:

Settlement Date	Deliver/Units of Currency		Receive/Units of Currency		Unrealized Appreciation (Depreciation)
1/06/2014	Japanese Yen	1,891,560,000	Singapore Dollar[2]	24,000,000	$(124,262)
10/03/2013	Japanese Yen	1,863,477,600	Singapore Dollar[2]	24,000,000	172,277
12/04/2013	Malaysian Ringgit	240,070,000	Japanese Yen[1]	7,011,652,469	(1,996,042)
10/03/2013	Singapore Dollar	24,000,000	Japanese Yen[2]	1,892,328,000	121,233
12/18/2013	Swedish Krona	50,000,000	Euro[2]	5,735,918	(4,902)

Total					$(1,831,696)

1 Counterparty is Credit Suisse International.

2 Counterparty is Barclays Bank PLC.

3 Counterparty is JP Morgan Chase Bank, N.A.

4 Counterparty is UBS AG.

At September 30, 2013, open long futures contracts were as follows:

Financial Futures	Expiration Date	Contracts	Notional Value	Unrealized Appreciation (Depreciation)
Ultra Long U.S. Treasury Bond	12/19/2013	93	$13,214,719	$87,017

At September 30, 2013, open short futures contracts were as follows:

Financial Futures	Expiration Date	Contracts	Notional Value	Unrealized Appreciation (Depreciation)
30 Year U.S. Treasury Bond	12/19/2013	800	$106,700,000	$(1,282,713)

See accompanying notes to financial statements.

39  |

Portfolio of Investments – as of September 30, 2013

Loomis Sayles Global Bond Fund – continued

Industry Summary at September 30, 2013 (Unaudited)

Treasuries	45.8%
Banking	7.4
Mortgage Related	5.6
Local Authorities	5.1
Commercial Mortgage-Backed Securities	3.7
Government Owned – No Guarantee	3.1
ABS Car Loan	3.0
Other Investments, less than 2% each	23.3
Short-Term Investments	5.7

Total Investments	102.7
Other assets less liabilities (including open forward foreign currency contracts and futures contracts)	(2.7)

Net Assets	100.0%

Currency Exposure Summary at September 30, 2013 (Unaudited)

United States Dollar	44.1%
Euro	19.4
Japanese Yen	11.9
British Pound	6.9
Canadian Dollar	4.3
Mexican Peso	3.2
Norwegian Krone	2.4
Malaysian Ringgit	2.2
Other, less than 2% each	8.3

Total Investments	102.7
Other assets less liabilities (including open forward foreign currency contracts and futures contracts)	(2.7)

Net Assets	100.0%

See accompanying notes to financial statements.

|  40

Portfolio of Investments – as of September 30, 2013

Loomis Sayles Inflation Protected Securities Fund

Principal Amount	Description	Value (†)

Bonds and Notes – 96.5% of Net Assets

	Airlines – 0.6%
$130,000	United Airlines, Inc., 6.750%, 9/15/2015, 144A	$133,900

	Automotive – 0.5%
120,000	General Motors Financial Co., Inc., 2.750%, 5/15/2016, 144A	119,700

	Electric – 1.4%
140,000	EDP Finance BV, 6.000%, 2/02/2018, 144A	144,900
150,000	Iberdrola Finance Ireland Ltd., 5.000%, 9/11/2019, 144A	158,998

		303,898

	Independent Energy – 0.6%
130,000	SandRidge Energy, Inc., 7.500%, 3/15/2021	131,300

	Treasuries – 92.6%
1,366,533	U.S. Treasury Inflation Indexed Bond, 0.625%, 2/15/2043(b)	1,120,344
2,627,520	U.S. Treasury Inflation Indexed Bond, 2.500%, 1/15/2029(b)	3,229,593
6,191,269	U.S. Treasury Inflation Indexed Note, 0.125%, 4/15/2017(b)	6,384,263
2,015,987	U.S. Treasury Inflation Indexed Note, 0.125%, 4/15/2018(b)	2,076,781
4,014,752	U.S. Treasury Inflation Indexed Note, 0.125%, 1/15/2022(b)	3,964,255
2,935,604	U.S. Treasury Inflation Indexed Note, 0.125%, 7/15/2022(b)(c)	2,891,570
640,399	U.S. Treasury Inflation Indexed Note, 0.375%, 7/15/2023(b)	637,097

		20,303,903

	Wirelines – 0.8%
150,000	Telefonica Emisiones SAU, 6.421%, 6/20/2016	164,819

	Total Bonds and Notes
	(Identified Cost $22,356,904)	21,157,520

Shares

Preferred Stocks – 0.6%

	Aerospace & Defense – 0.6%
2,100	United Technologies Corp., 7.500%
	(Identified Cost $105,000)	136,059

Notional Amount

Purchased Swaptions – 6.5%

	Interest Rate Swaptions – 6.5%
$17,500,000	2-year Interest Rate Swap Put, expiring 3/11/2014, Pay 3-month LIBOR, Receive 0.674%(d)	44,677

	Interest Rate Swaptions – continued
9,000,000	2-year Interest Rate Swap Put, expiring 9/19/2014, Pay 3-month LIBOR, Receive 1.080%(e)	59,067
11,750,000	5-year Interest Rate Swap Put, expiring 3/27/2014, Pay 3-month LIBOR, Receive 1.378%(d)	27,848
27,500,000	10-year Interest Rate Swap Call, expiring 6/22/2015, Pay 3.440%, Receive 3-month LIBOR(d)	1,303,225

	Total Purchased Swaptions
	(Identified Cost $1,594,996)	1,434,817

Principal Amount

Short-Term Investments – 0.1%
25,000	U.S. Treasury Bill, 0.047%, 10/03/2013(f)(g) (Identified Cost $25,000)	25,000

	Total Investments – 103.7%
	(Identified Cost $24,081,900)(a)	22,753,396
	Other assets less liabilities—(3.7)%	(820,612)

	Net Assets – 100.0%	$21,932,784

Notional Amount

Written Swaptions – (3.8%)

	Interest Rate Swaptions – (3.8%)
$17,500,000	2-year Interest Rate Swap Put, expiring 3/11/2014, Pay 0.398%, Receive 3-month LIBOR(d)	$(3,553)
11,750,000	5-year Interest Rate Swap Put, expiring 3/27/2014, Pay 0.957%, Receive 3-month LIBOR(d)	(1,716)
27,500,000	10-year Interest Rate Swap Call, expiring 6/22/2015, Pay 3-month LIBOR, Receive 3.940%(d)	(833,002)

	Total Written Swaptions
	(Premiums Received $927,461)	$(838,271)

(†)	See Note 2 of Notes to Financial Statements.
(a)	Federal Tax Information: At September 30, 2013, the net unrealized depreciation on investments based on a cost of $24,309,829 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$167,244
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(1,723,677)

	Net unrealized depreciation	$(1,556,433)

(b)	Treasury Inflation Protected Security (TIPS).

See accompanying notes to financial statements.

41  |

Portfolio of Investments – as of September 30, 2013

Loomis Sayles Inflation Protected Securities Fund – continued

(c)	All or a portion of this security has been designated to cover the Fund’s obligations under open futures contracts or interest rate swaptions.
(d)	Counterparty is Citibank, N.A.
(e)	Counterparty is Credit Suisse International.
(f)	A portion of this security has been pledged as initial margin for open futures contracts.
(g)	Interest rate represents discount rate at time of purchase; not a coupon rate.

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2013, the value of Rule 144A holdings amounted to $557,498 or 2.5% of net assets.

At September 30, 2013, open short futures contracts were as follows:

Financial Futures	Expiration Date	Contracts	Notional Value	Unrealized Appreciation (Depreciation)
5 Year U.S. Treasury Note	12/31/2013	3	$363,141	$(3,732)

Industry Summary at September 30, 2013 (Unaudited)

Treasuries	92.6%
Purchased Swaptions	6.5
Other Investments, less than 2% each	4.5
Short-Term Investments	0.1

Total Investments	103.7
Other assets less liabilities (including open written swaptions and futures contracts)	(3.7)

Net Assets	100.0%

See accompanying notes to financial statements.

|  42

Portfolio of Investments – as of September 30, 2013

Loomis Sayles Institutional High Income Fund

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – 79.1% of Net Assets

Non-Convertible Bonds – 64.5%

	Aerospace & Defense – 2.4%
135,000	Bombardier, Inc., 7.350%, 12/22/2026, 144A, (CAD)	$139,111
2,175,000	Bombardier, Inc., 7.450%, 5/01/2034, 144A	2,164,125
500,000	Ducommun, Inc., 9.750%, 7/15/2018	555,000
3,220,000	GenCorp, Inc., 7.125%, 3/15/2021, 144A	3,372,950
900,000	Meccanica Holdings USA, Inc., 6.250%, 1/15/2040, 144A	751,500
5,200,000	Meccanica Holdings USA, Inc., 7.375%, 7/15/2039, 144A	4,782,248
2,610,000	Textron Financial Corp., (fixed rate to 2/15/2017, variable rate thereafter), 6.000%, 2/15/2067, 144A	2,306,587
1,580,000	TransDigm, Inc., 7.500%, 7/15/2021, 144A	1,698,500

		15,770,021

	Airlines – 3.0%
4,890,000	Air Canada, 7.625%, 10/01/2019, 144A, (CAD)	4,759,211
435,000	Air Canada Pass Through Trust, Series 2013-1, Class B, 5.375%, 11/15/2022, 144A	419,775
327,905	Continental Airlines Pass Through Trust, Series 2000-2, Class A-1, 7.707%, 10/02/2022	368,073
82,057	Continental Airlines Pass Through Trust, Series 2000-2, Class B, 8.307%, 10/02/2019	84,621
62,825	Continental Airlines Pass Through Trust, Series 2001-1, Class B, 7.373%, 6/15/2017	66,751
293,119	Delta Air Lines Pass Through Trust, Series 2007-1, Class B, 8.021%, 2/10/2024	318,034
318,014	Delta Air Lines Pass Through Trust, Series 2007-1, Class C, 8.954%, 8/10/2014	322,784
1,150,000	United Continental Holdings, Inc., 6.375%, 6/01/2018	1,170,125
443,877	US Airways Pass Through Trust, Series 2010-1B, Class B, 8.500%, 10/22/2018	466,070
3,419,660	US Airways Pass Through Trust, Series 2010-1C, Class C, 11.000%, 10/22/2014, 144A	3,599,193
1,538,132	US Airways Pass Through Trust, Series 2011-1B, Class B, 9.750%, 4/22/2020	1,730,399
464,716	US Airways Pass Through Trust, Series 2011-1C, Class C, 10.875%, 10/22/2014	490,275
309,777	US Airways Pass Through Trust, Series 2012-1B, Class B, 8.000%, 4/01/2021	337,656

	Airlines – continued
$3,482,356	US Airways Pass Through Trust, Series 2012-1C, Class C, 9.125%, 10/01/2015	$3,586,827
2,250,000	US Airways Pass Through Trust, Series 2013-1, Class B, 5.375%, 5/15/2023	2,137,500

		19,857,294

	Automotive – 0.5%
1,000,000	American Axle & Manufacturing, Inc., 6.625%, 10/15/2022	1,025,000
15,000	Ford Motor Co., 6.375%, 2/01/2029	16,359
95,000	Ford Motor Co., 6.625%, 2/15/2028	102,685
230,000	Ford Motor Co., 7.125%, 11/15/2025	267,896
40,000	Ford Motor Co., 7.500%, 8/01/2026	48,248
2,090,000	Goodyear Tire & Rubber Co. (The), 7.000%, 3/15/2028	2,069,100

		3,529,288

	Banking – 5.0%
2,700,000	Banco Santander Brasil S.A./Cayman Islands, 8.000%, 3/18/2016, 144A, (BRL)	1,126,878
915,000	Bank of America Corp., Series K, (fixed rate to 1/30/2018, variable rate thereafter), 8.000%(l)	995,062
4,520,000	Citigroup, Inc., 6.250%, 6/29/2017, (NZD)	3,872,097
7,410,000	HBOS PLC, 6.000%, 11/01/2033, 144A	6,973,551
9,495,000	HBOS PLC, GMTN, 6.750%, 5/21/2018, 144A	10,550,787
7,000,000,000	JPMorgan Chase & Co., EMTN, 7.070%, 3/22/2014, (IDR)	578,135
11,000,000,000	JPMorgan Chase Bank NA, 7.700%, 6/01/2016, 144A, (IDR)	913,437
1,700,000	Lloyds Banking Group PLC, (fixed rate to 10/01/2015, variable rate thereafter), 5.920%, 144A(l)	1,530,000
475,000	RBS Capital Trust A, 2.321%, (EUR)(b)(l)	533,361
80,000	RBS Capital Trust C, (fixed rate to 1/12/2016, variable rate thereafter), 4.243%, (EUR)(l)	88,476
135,000	RBS Capital Trust I, 2.113%(b)(l)	117,788
160,000	RBS Capital Trust II, (fixed rate to 1/03/2034, variable rate thereafter), 6.425%(l)	144,800
85,000	RBS Capital Trust III, (fixed rate to 9/30/2014, variable rate thereafter), 5.512%(l)	77,988
3,545,000	Royal Bank of Scotland Group PLC, 4.700%, 7/03/2018	3,562,725

See accompanying notes to financial statements.

43  |

Portfolio of Investments – as of September 30, 2013

Loomis Sayles Institutional High Income Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Banking – continued
105,000	Royal Bank of Scotland Group PLC, 5.250%, (EUR)(l)	$108,313
1,545,000	Royal Bank of Scotland Group PLC, 5.500%, (EUR)(l)	1,630,947
85,000	Royal Bank of Scotland Group PLC, (fixed rate to 9/29/2017, variable rate thereafter), 7.640%(l)	80,750
435,000	SG Capital Trust III, (fixed rate to 11/10/2013, variable rate thereafter), 5.419%, (EUR)(l)	590,255

		33,475,350

	Brokerage – 0.4%
1,615,000	Jefferies Group LLC, 6.250%, 1/15/2036	1,549,743
1,045,000	Jefferies Group LLC, 6.450%, 6/08/2027	1,065,900
165,000	Jefferies Group LLC, 6.875%, 4/15/2021	183,013

		2,798,656

	Building Materials – 0.8%
3,530,000	Building Materials Holding Corp., 9.000%, 9/15/2018, 144A	3,600,600
670,000	Masco Corp., 6.500%, 8/15/2032	664,975
1,225,000	Owens Corning, Inc., 7.000%, 12/01/2036	1,343,629

		5,609,204

	Chemicals – 2.4%
3,043,000	Hercules, Inc., 6.500%, 6/30/2029	2,708,270
3,687,000	Hexion US Finance Corp./Hexion Nova Scotia Finance ULC, 8.875%, 2/01/2018	3,816,045
1,240,000	Hexion US Finance Corp./Hexion Nova Scotia Finance ULC, 9.000%, 11/15/2020	1,212,100
1,824,000	Momentive Specialty Chemicals, Inc., 7.875%, 2/15/2023(c)	1,495,680
539,000	Momentive Specialty Chemicals, Inc., 8.375%, 4/15/2016(c)	485,100
2,641,000	Momentive Specialty Chemicals, Inc., 9.200%, 3/15/2021(c)	2,244,850
4,416,092	Reichhold Industries, Inc., 9.000% (11.000% PIK), 5/08/2017, 144A(c)(d)	3,400,391
600,000	U.S. Coatings Acquisition, Inc./Flash Dutch 2 BV, 7.375%, 5/01/2021, 144A	627,000

		15,989,436

	Commercial Mortgage-Backed Securities – 0.0%
320,000	GS Mortgage Securities Corp. II, Series 2007-GG10, Class AM, 5.993%, 8/10/2045(b)	312,819

	Consumer Cyclical Services – 0.2%
$135,000	ServiceMaster Co. (The), 7.100%, 3/01/2018	$129,938
1,902,000	ServiceMaster Co. (The), 7.450%, 8/15/2027	1,521,600

		1,651,538

	Consumer Products – 0.3%
2,270,000	Visant Corp., 10.000%, 10/01/2017	2,111,100

	Electric – 0.7%
215,000	Edison Mission Energy, 7.625%, 5/15/2027(e)	142,438
1,100,000	EDP Finance BV, 4.900%, 10/01/2019, 144A	1,086,250
1,000,000	EDP Finance BV, 6.000%, 2/02/2018, 144A	1,035,000
3,540,028	Energy Future Intermediate Holding Co. LLC/EFIH Finance, Inc., 11.250% (12.250% PIK), 12/01/2018, 144A(d)	2,336,418
105,000	PPL Energy Supply LLC, 4.600%, 12/15/2021	103,603

		4,703,709

	Environmental – 0.1%
536,000	ADS Waste Holdings, Inc., 8.250%, 10/01/2020, 144A	565,480

	Food & Beverage – 0.4%
1,350,000	Crestview DS Merger Sub II, Inc., 10.000%, 9/01/2021, 144A	1,390,500
1,545,000	Wells Enterprises, Inc., 6.750%, 2/01/2020, 144A	1,575,900

		2,966,400

	Government Guaranteed – 0.9%
1,185,000	Autonomous Community of Catalonia, 4.950%, 2/11/2020, (EUR)	1,483,374
4,720,000	Queensland Treasury Corp., 7.125%, 9/18/2017, 144A, (NZD)	4,298,242

		5,781,616

	Government Owned – No Guarantee – 0.4%
9,000,000,000	Export-Import Bank of Korea, 6.600%, 11/04/2013, 144A, (IDR)	768,653
16,700,000,000	Export-Import Bank of Korea, 8.300%, 3/15/2014, 144A, (IDR)	1,407,891
75,000(††)	Petroleos Mexicanos, 7.650%, 11/24/2021, 144A, (MXN)	599,333

		2,775,877

	Government Sponsored – 0.7%
3,440,000	Eksportfinans ASA, 2.000%, 9/15/2015	3,354,000
1,250,000	Eksportfinans ASA, 2.375%, 5/25/2016	1,209,375

		4,563,375

	Healthcare – 3.1%
2,825,000	HCA, Inc., 5.875%, 5/01/2023	2,775,562
1,065,000	HCA, Inc., 7.050%, 12/01/2027	1,019,738

See accompanying notes to financial statements.

|  44

Portfolio of Investments – as of September 30, 2013

Loomis Sayles Institutional High Income Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Healthcare – continued
$970,000	HCA, Inc., 7.500%, 12/15/2023	$989,400
4,660,000	HCA, Inc., 7.500%, 11/06/2033	4,625,050
1,815,000	HCA, Inc., 7.690%, 6/15/2025	1,858,106
375,000	HCA, Inc., 8.360%, 4/15/2024	403,125
945,000	HCA, Inc., MTN, 7.580%, 9/15/2025	959,175
1,550,000	HCA, Inc., MTN, 7.750%, 7/15/2036	1,519,000
7,644,000	Tenet Healthcare Corp., 6.875%, 11/15/2031	6,478,290

		20,627,446

	Home Construction – 1.0%
300,000	Beazer Homes USA, Inc., 7.250%, 2/01/2023	288,000
882,000	K. Hovnanian Enterprises, Inc., 5.000%, 11/01/2021	776,160
1,068,000	K. Hovnanian Enterprises, Inc., 6.250%, 1/15/2016	1,102,710
755,000	K. Hovnanian Enterprises, Inc., 7.500%, 5/15/2016	794,637
400,000	Pulte Group, Inc., 6.000%, 2/15/2035	344,000
2,460,000	Pulte Group, Inc., 6.375%, 5/15/2033	2,195,550
870,000	Pulte Group, Inc., 7.875%, 6/15/2032	878,700

		6,379,757

	Independent Energy – 2.7%
150,000	Chesapeake Energy Corp., 6.250%, 1/15/2017, (EUR)	216,889
5,545,000	Connacher Oil and Gas Ltd., 8.500%, 8/01/2019, 144A	3,964,675
5,680,000	Connacher Oil and Gas Ltd., 8.750%, 8/01/2018, 144A, (CAD)	3,915,150
1,075,000	OGX Austria GmbH, 8.375%, 4/01/2022, 144A(f)	172,000
600,000	OGX Austria GmbH, 8.500%, 6/01/2018, 144A	96,000
3,680,000	Rex Energy Corp., 8.875%, 12/01/2020, 144A	3,864,000
2,400,000	Rosetta Resources, Inc., 5.625%, 5/01/2021	2,280,000
3,360,000	SandRidge Energy, Inc., 7.500%, 2/15/2023	3,326,400

		17,835,114

	Industrial Other – 0.3%
635,000	Cleaver-Brooks, Inc., 8.750%, 12/15/2019, 144A	685,800
1,375,000	Permian Holdings, Inc., 10.500%, 1/15/2018, 144A	1,340,625

		2,026,425

	Life Insurance – 2.4%
1,600,000	American International Group, Inc., 6.250%, 3/15/2087	1,568,000

	Life Insurance – continued
$6,535,000	American International Group, Inc., (fixed rate to 5/15/2038, variable rate thereafter), 8.175%, 5/15/2068	$7,649,217
4,400,000	AXA S.A., (fixed rate to 12/14/2036, variable rate thereafter), 6.379%, 144A(l)	4,229,500
280,000	MetLife Capital Trust X, 9.250%, 4/08/2068, 144A	355,600
1,530,000	MetLife, Inc., 10.750%, 8/01/2069	2,249,100

		16,051,417

	Local Authorities – 0.8%
1,535,000	Autonomous Community of Madrid Spain, 4.300%, 9/15/2026, 144A, (EUR)	1,831,818
100,000	City of Madrid, Spain, 4.550%, 6/16/2036, (EUR)	99,775
905,000	City of Rome, Italy, EMTN, 5.345%, 1/27/2048, (EUR)	1,101,897
2,095,000	New South Wales Treasury Corp., 6.000%, 2/01/2018, (AUD)	2,148,862

		5,182,352

	Media Cable – 0.7%
2,215,000	CCO Holdings LLC/CCO Holdings Capital Corp., 5.750%, 1/15/2024	2,093,175
3,130,000	Time Warner Cable, Inc., 4.500%, 9/15/2042	2,288,537

		4,381,712

	Media Non-Cable – 2.4%
2,210,000	Clear Channel Communications, Inc., 4.900%, 5/15/2015	2,071,875
4,405,000	Clear Channel Communications, Inc., 5.500%, 9/15/2014	4,327,912
1,770,000	Intelsat Luxembourg S.A., 7.750%, 6/01/2021, 144A	1,831,950
980,000	Intelsat Luxembourg S.A., 8.125%, 6/01/2023, 144A	1,033,900
1,206,000	R.R. Donnelley & Sons Co., 7.625%, 6/15/2020	1,284,390
1,665,000	R.R. Donnelley & Sons Co., 7.875%, 3/15/2021	1,785,713
3,230,000	R.R. Donnelley & Sons Co., 8.250%, 3/15/2019	3,585,300

		15,921,040

	Metals & Mining – 3.6%
5,685,000	Barminco Finance Pty Ltd., 9.000%, 6/01/2018, 144A	5,187,562
540,000	Cliffs Natural Resources, Inc., 6.250%, 10/01/2040	451,435
377,000	Essar Steel Algoma, Inc., 9.375%, 3/15/2015, 144A	356,265
11,060,000	Essar Steel Algoma, Inc., 9.875%, 6/15/2015, 144A	8,682,100

See accompanying notes to financial statements.

45  |

Portfolio of Investments – as of September 30, 2013

Loomis Sayles Institutional High Income Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Metals & Mining – continued
$3,125,000	Hecla Mining Co., 6.875%, 5/01/2021, 144A	$2,953,125
800,000	Rain CII Carbon LLC/CII Carbon Corp., 8.250%, 1/15/2021, 144A	804,000
2,020,000	United States Steel Corp., 6.650%, 6/01/2037	1,651,350
3,680,000	United States Steel Corp., 7.500%, 3/15/2022	3,762,800

		23,848,637

	Non-Captive Consumer – 1.4%
1,000,000	AGFC Capital Trust I, (fixed rate to 1/15/2017, variable rate thereafter), 6.000%, 1/15/2067, 144A	830,000
875,000	SLM Corp., MTN, 7.250%, 1/25/2022	890,313
115,000	SLM Corp., Series A, MTN, 5.000%, 6/15/2018	113,197
4,550,000	SLM Corp., Series A, MTN, 5.625%, 8/01/2033	3,549,000
2,015,000	Springleaf Finance Corp., 7.750%, 10/01/2021, 144A	2,090,562
805,000	Springleaf Finance Corp., 8.250%, 10/01/2023, 144A	837,200
810,000	Springleaf Finance Corp., Series J, MTN, 6.900%, 12/15/2017	846,450

		9,156,722

	Non-Captive Diversified – 1.7%
250,000	General Electric Capital Corp., Series A, EMTN, 6.750%, 9/26/2016, (NZD)	218,792
970,000	General Electric Capital Corp., Series A, GMTN, 5.500%, 2/01/2017, (NZD)	822,811
3,035,000	General Electric Capital Corp., Series A, MTN, 6.500%, 9/28/2015, (NZD)	2,630,712
180,000	International Lease Finance Corp., 5.875%, 4/01/2019	187,401
135,000	International Lease Finance Corp., 6.250%, 5/15/2019	141,750
300,000	International Lease Finance Corp., 8.250%, 12/15/2020	342,000
3,980,000	iStar Financial, Inc., 4.875%, 7/01/2018	3,860,600
840,000	iStar Financial, Inc., 5.850%, 3/15/2017	871,500
885,000	Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp., 7.375%, 10/01/2017	925,931
1,040,000	Oxford Finance LLC/Oxford Finance Co-Issuer, Inc., 7.250%, 1/15/2018, 144A	1,063,400

		11,064,897

	Oil Field Services – 1.3%
1,790,000	Basic Energy Services, Inc., 7.750%, 10/15/2022	1,731,825

	Oil Field Services – continued
$3,425,000	Hercules Offshore, Inc., 8.750%, 7/15/2021, 144A	$3,630,500
3,680,000	Sidewinder Drilling, Inc., 9.750%, 11/15/2019, 144A	3,569,600

		8,931,925

	Packaging – 1.1%
6,050,000	Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) S.A., 8.250%, 2/15/2021	6,095,375
600,000	Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) S.A., 9.000%, 4/15/2019	630,000
510,000	Sealed Air Corp., 6.875%, 7/15/2033, 144A	471,750

		7,197,125

	Pipelines – 0.5%
3,340,000	Rockies Express Pipeline LLC, 6.875%, 4/15/2040, 144A	2,488,100
1,000,000	Transportadora de Gas del Sur S.A., 7.875%, 5/14/2017, 144A	905,000

		3,393,100

	Property & Casualty Insurance – 0.7%
1,920,000	MBIA Insurance Corp., 11.528%, 1/15/2033, 144A(b)(f)	1,286,400
3,245,000	White Mountains Re Group Ltd., (fixed rate to 6/30/2017, variable rate thereafter), 7.506%, 144A(l)	3,335,490

		4,621,890

	Railroads – 0.7%
4,000,000	Hellenic Railways Organization S.A., EMTN, 0.560%, 5/24/2016, (EUR)(b)(c)	4,058,551
314,000	Missouri Pacific Railroad Co., 5.000%, 1/01/2045(c)	260,620
30,000	Missouri Pacific Railroad Co., Series A, 4.750%, 1/01/2020(c)	27,900

		4,347,071

	REITs – Office Property – 0.1%
470,000	Highwoods Properties, Inc., 5.850%, 3/15/2017	517,316

	Retailers – 1.7%
450,000	Dillard’s, Inc., 7.000%, 12/01/2028	454,500
1,895,000	Dillard’s, Inc., 7.750%, 7/15/2026	2,056,075
125,000	Dillard’s, Inc., 7.750%, 5/15/2027	133,750
170,000	Dillard’s, Inc., 7.875%, 1/01/2023	188,700
1,679,000	Foot Locker, Inc., 8.500%, 1/15/2022(g)	1,843,529

See accompanying notes to financial statements.

|  46

Portfolio of Investments – as of September 30, 2013

Loomis Sayles Institutional High Income Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Retailers – continued
$180,000	J.C. Penney Corp., Inc., 6.375%, 10/15/2036	$125,550
7,385,000	Toys R Us, Inc., 7.375%, 10/15/2018	6,369,563

		11,171,667

	Sovereigns – 0.8%
1,153,000,000	Indonesia Treasury Bond, Series FR43, 10.250%, 7/15/2022, (IDR)	109,120
24,214,000,000	Indonesia Treasury Bond, Series FR44, 10.000%, 9/15/2024, (IDR)	2,266,759
6,561,000,000	Indonesia Treasury Bond, Series FR52, 10.500%, 8/15/2030, (IDR)	638,627
4,170,000	Republic of Brazil, 10.250%, 1/10/2028, (BRL)	1,876,810
66,455,000	Republic of Iceland, 6.000%, 10/13/2016, (ISK)	385,925
24,750,000	Republic of Iceland, 7.250%, 10/26/2022, (ISK)	145,942
32,615,000	Republic of Iceland, 8.750%, 2/26/2019, (ISK)	206,823

		5,630,006

	Supermarkets – 3.1%
425,000	American Stores Co., 7.900%, 5/01/2017	471,750
360,000	American Stores Co., 8.000%, 6/01/2026	464,400
1,865,000	American Stores Co., Series B, MTN, 7.100%, 3/20/2028	2,228,675
4,190,000	New Albertson’s, Inc., 7.450%, 8/01/2029	3,362,475
2,170,000	New Albertson’s, Inc., 7.750%, 6/15/2026	1,768,550
9,470,000	New Albertson’s, Inc., 8.000%, 5/01/2031	7,789,075
4,125,000	New Albertson’s, Inc., 8.700%, 5/01/2030	3,511,406
1,100,000	New Albertson’s, Inc., Series C, MTN, 6.625%, 6/01/2028	792,000

		20,388,331

	Supranational – 0.1%
4,500,000,000	European Bank for Reconstruction & Development, 7.200%, 6/08/2016, (IDR)	378,731

	Technology – 3.9%
10,465,000	Alcatel-Lucent USA, Inc., 6.450%, 3/15/2029	8,842,925
4,210,000	Alcatel-Lucent USA, Inc., 6.500%, 1/15/2028	3,515,350
2,600,000	Alcatel-Lucent USA, Inc., 8.875%, 1/01/2020, 144A	2,743,000
3,420,000	Amkor Technology, Inc., 6.375%, 10/01/2022	3,266,100

	Technology – continued
$1,590,000	First Data Corp., 11.250%, 1/15/2021, 144A	$1,661,550
1,560,000	Freescale Semiconductor, Inc., 8.050%, 2/01/2020	1,641,900
12,000	Motorola Solutions, Inc., 6.625%, 11/15/2037	12,207
4,000,000	SunGard Data Systems, Inc., 6.625%, 11/01/2019	4,080,000

		25,763,032

	Textile – 0.8%
3,235,000	Jones Group, Inc. (The), 6.125%, 11/15/2034	2,507,125
2,835,000	Jones Group, Inc./Apparel Group Holdings/Apparel Group USA/Footwear Accessories Retail, 6.875%, 3/15/2019	2,898,788

		5,405,913

	Transportation Services – 1.3%
3,285,000	APL Ltd., 8.000%, 1/15/2024(c)	3,072,132
766,042	Atlas Air Pass Through Trust, Series 1998-1, Class B, 7.680%, 7/02/2015(g)	779,448
289,324	Atlas Air Pass Through Trust, Series 1998-1, Class C, 8.010%, 7/02/2011(f)(g)(h)	379,014
145,235	Atlas Air Pass Through Trust, Series 1999-1, Class B, 7.630%, 7/02/2016(g)	146,149
399,542	Atlas Air Pass Through Trust, Series 1999-1, Class C, 8.770%, 7/02/2012(f)(g)(h)	523,399
40,344	Atlas Air Pass Through Trust, Series 2000-1, Class C, 9.702%, 7/02/2011(f)(g)(h)	55,675
2,710,000	Jack Cooper Holdings Corp., 9.250%, 6/01/2020, 144A	2,899,700
740,000	Teekay Corp., 8.500%, 1/15/2020	791,800

		8,647,317

	Treasuries – 2.9%
1,365,000(††)	Mexican Fixed Rate Bonds, Series M-20, 8.000%, 12/07/2023, (MXN)	11,920,732
1,590,000	Norwegian Government Bond, 4.250%, 5/19/2017, (NOK)	285,464
4,365,000	Norwegian Government Bond, 5.000%, 5/15/2015, (NOK)	764,216
770,000	Portugal Obrigacoes do Tesouro OT, 3.850%, 4/15/2021, 144A, (EUR)	868,015
560,000	Portugal Obrigacoes do Tesouro OT, 4.100%, 4/15/2037, 144A, (EUR)	517,999
175,000	Portugal Obrigacoes do Tesouro OT, 4.800%, 6/15/2020, 144A, (EUR)	212,715
4,070,000	Portugal Obrigacoes do Tesouro OT, 4.950%, 10/25/2023, 144A, (EUR)	4,779,296

		19,348,437

See accompanying notes to financial statements.

47  |

Portfolio of Investments – as of September 30, 2013

Loomis Sayles Institutional High Income Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued
	Wireless – 1.7%
29,970,000	America Movil SAB de CV, 6.450%, 12/05/2022, (MXN)	$2,143,431
2,725,000	NII Capital Corp., 7.625%, 4/01/2021	1,934,750
2,635,000	NII Capital Corp., 10.000%, 8/15/2016	2,529,600
4,085,000	Sprint Capital Corp., 6.875%, 11/15/2028	3,645,863
840,000	Sprint Capital Corp., 6.900%, 5/01/2019	863,100
215,000	Sprint Capital Corp., 8.750%, 3/15/2032	218,494

		11,335,238

	Wirelines – 5.5%
205,000	Axtel SAB de CV, (Step to 8.000% on 1/31/2014), 7.000%, 1/31/2020, 144A(i)	191,675
385,000	Cincinnati Bell Telephone Co. LLC, 6.300%, 12/01/2028	350,350
5,540,000	Cincinnati Bell, Inc., 8.750%, 3/15/2018	5,851,625
1,120,000	Eircom Finance Ltd., 9.250%, 5/15/2020, 144A, (EUR)	1,515,193
1,620,000	FairPoint Communications, Inc., 8.750%, 8/15/2019, 144A	1,648,350
465,000	Frontier Communications Corp., 7.000%, 11/01/2025	426,637
4,351,000	Frontier Communications Corp., 7.875%, 1/15/2027	4,133,450
902,000	Frontier Communications Corp., 8.750%, 4/15/2022	985,435
2,600,000	Frontier Communications Corp., 9.000%, 8/15/2031	2,548,000
905,000	Level 3 Financing, Inc., 7.000%, 6/01/2020	914,050
200,000	Oi S.A., 5.750%, 2/10/2022, 144A	175,000
250,000	OTE PLC, GMTN, 4.625%, 5/20/2016, (EUR)	333,139
900,000	Portugal Telecom International Finance BV, EMTN, 4.500%, 6/16/2025, (EUR)	1,073,893
2,100,000	Portugal Telecom International Finance BV, EMTN, 5.000%, 11/04/2019, (EUR)	2,855,191
1,100,000	Portugal Telecom International Finance BV, GMTN, 4.375%, 3/24/2017, (EUR)	1,506,797
1,439,000	Qwest Capital Funding, Inc., 6.500%, 11/15/2018	1,554,120
800,000	Qwest Capital Funding, Inc., 6.875%, 7/15/2028	712,000
1,385,000	Qwest Capital Funding, Inc., 7.625%, 8/03/2021	1,405,775
5,332,000	Qwest Capital Funding, Inc., 7.750%, 2/15/2031	5,038,740
645,000	Qwest Corp., 7.250%, 9/15/2025	721,405
1,407,000	Qwest Corp., 7.250%, 10/15/2035	1,380,893
1,315,000	Telecom Italia Capital S.A., 6.000%, 9/30/2034	1,081,526

	Wirelines – continued
$140,000	Telecom Italia Capital S.A., 6.375%, 11/15/2033	$120,249

		36,523,493

	Total Non-Convertible Bonds
	(Identified Cost $403,100,161)	428,537,274

Convertible Bonds – 14.5%
	Airlines – 0.3%
1,705,000	United Continental Holdings, Inc., 4.500%, 6/30/2021	1,850,675

	Automotive – 1.0%
3,530,000	Ford Motor Co., 4.250%, 11/15/2016	6,973,956

	Construction Machinery – 0.6%
1,090,000	ArvinMeritor, Inc., (Step to Zero Coupon on 2/15/2019), 4.000%, 2/15/2027(i)	995,988
2,315,000	Trinity Industries, Inc., 3.875%, 6/01/2036	2,808,384

		3,804,372

	Healthcare – 1.1%
3,325,000	Health Management Associates, Inc., 3.750%, 5/01/2028, 144A	3,954,672
1,325,000	Hologic, Inc., (accretes to principal after 3/01/2018), 2.000%, 3/01/2042(i)	1,331,625
860,000	LifePoint Hospitals, Inc., 3.500%, 5/15/2014	905,150
610,000	Omnicare, Inc., 3.750%, 12/15/2025	1,295,869

		7,487,316

	Home Construction – 0.9%
2,295,000	Lennar Corp., 3.250%, 11/15/2021, 144A	3,809,700
2,050,000	Standard Pacific Corp., 1.250%, 8/01/2032	2,529,188

		6,338,888

	Independent Energy – 1.4%
5,585,000	Chesapeake Energy Corp., 2.250%, 12/15/2038	5,096,312
3,395,000	Chesapeake Energy Corp., 2.500%, 5/15/2037	3,335,587
695,000	Chesapeake Energy Corp., 2.750%, 11/15/2035	717,588

		9,149,487

	Life Insurance – 1.1%
6,533,000	Old Republic International Corp., 3.750%, 3/15/2018	7,721,189

	Metals & Mining – 0.4%
1,250,000	Steel Dynamics, Inc., 5.125%, 6/15/2014	1,364,062
970,000	United States Steel Corp., 2.750%, 4/01/2019	1,073,669

		2,437,731

See accompanying notes to financial statements.

|  48

Portfolio of Investments – as of September 30, 2013

Loomis Sayles Institutional High Income Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued
	Non-Captive Diversified – 0.3%
$2,145,000	Jefferies Group LLC, 3.875%, 11/01/2029	$2,248,228

	Pharmaceuticals – 0.1%
660,000	Illumina, Inc., 0.250%, 3/15/2016, 144A	753,225

	REITs – Mortgage – 0.1%
470,000	iStar Financial, Inc., 3.000%, 11/15/2016	586,031

	Technology – 6.2%
7,895,000	Ciena Corp., 0.875%, 6/15/2017	8,038,097
4,140,000	Ciena Corp., 3.750%, 10/15/2018, 144A	6,098,738
175,000	Ciena Corp., 4.000%, 3/15/2015, 144A	237,672
3,595,000	Intel Corp., 3.250%, 8/01/2039	4,451,059
45,424	Liberty Media LLC, 3.500%, 1/15/2031	23,393
5,370,000	Micron Technology, Inc., Series B, 1.875%, 8/01/2031	10,065,394
3,130,000	Micron Technology, Inc., Series C, 2.375%, 5/01/2032	5,986,125
855,000	Micron Technology, Inc., Series D, 3.125%, 5/01/2032	1,621,294
960,000	Nuance Communications, Inc., 2.750%, 11/01/2031	970,200
230,000	SanDisk Corp., 1.500%, 8/15/2017	304,175
1,050,000	Teradyne, Inc., 4.500%, 3/15/2014	3,169,031

		40,965,178

	Textile – 0.6%
3,080,000	Iconix Brand Group, Inc., 2.500%, 6/01/2016	3,790,325

	Utility Other – 0.1%
250,000	CMS Energy Corp., 5.500%, 6/15/2029	479,844

	Wirelines – 0.3%
233,700	Axtel SAB de CV, (Step to 8.000% on 1/31/2014), 7.000%, 1/31/2020, 144A, (MXN)(c)(g)(i)(j)	26,720
1,210,000	Level 3 Communications, Inc., 7.000%, 3/15/2015, 144A(c)	1,468,638
400,000	Portugal Telecom International Finance BV, Series PTC, 4.125%, 8/28/2014, (EUR)	549,257

		2,044,615

	Total Convertible Bonds
	(Identified Cost $67,609,930)	96,631,060

Municipals – 0.1%
	District of Columbia – 0.1%
$540,000	Metropolitan Washington DC Airports Authority, Series D, 8.000%, 10/01/2047 (Identified Cost $540,000)	$597,251

	Total Bonds and Notes
	(Identified Cost $471,250,091)	525,765,585

Senior Loans – 2.3%
	Automotive – 0.2%
1,248,725	TI Group Automotive Systems LLC, Term Loan B, 5.500%, 3/27/2019(b)	1,260,438

	Chemicals – 0.3%
500,000	Allnex USA, Inc., 2nd Lien Term Loan, 8.250%, 4/03/2020(b)	511,250
1,610,000	Houghton International, Inc., New 2nd Lien Term Loan, 9.500%, 12/18/2020(b)	1,612,013

		2,123,263

	Consumer Products – 0.1%
311,720	Visant Holding Corp., Term Loan B, 5.250%, 12/22/2016(b)	301,757

	Diversified Manufacturing – 0.0%
275,000	Ameriforge Group, Inc., 2nd Lien Term Loan, 8.750%, 12/18/2020(b)	277,236

	Food & Beverage – 0.1%
505,000	DS Waters of America, Inc., New Term Loan, 5.250%, 8/19/2020(b)	508,474

	Healthcare – 0.2%
1,122,188	Apria Healthcare Group I, Term Loan, 6.750%, 4/05/2020(b)	1,129,650

	Media Non-Cable – 0.0%
138,434	SuperMedia, Inc., Exit Term Loan, 10.600%, 12/30/2016(b)	107,148

	Metals & Mining – 0.1%
514,800	Essar Steel Algoma, Inc., ABL Term Loan, 8.750%, 9/19/2014(b)	521,750

	Non-Captive Diversified – 0.6%
3,743,678	iStar Financial, Inc., Add on Term Loan A2, 7.000%, 3/17/2017(b)	3,829,782

	Oil Field Services – 0.2%
1,493,300	Frac Tech International LLC, Term Loan B, 8.500%, 5/06/2016(b)	1,462,687

See accompanying notes to financial statements.

49  |

Portfolio of Investments – as of September 30, 2013

Loomis Sayles Institutional High Income Fund – continued

Principal Amount (‡)	Description	Value (†)

Senior Loans – continued
	Other Utility – 0.1%
$399,000	Power Team Services LLC, 1st Lien Term Loan, 4.250%, 5/06/2020(b)	$392,516
325,000	Power Team Services LLC, 2nd Lien Term Loan, 8.250%, 11/06/2020(b)	324,188
50,000	Power Team Services LLC, Delayed Draw Term Loan, 3.250%, 5/06/2020(k)	49,188

		765,892

	Retailers – 0.1%
335,000	Toys R Us Property Company I LLC, New Term Loan B, 6.000%, 8/21/2019(b)	328,930

	Supermarkets – 0.1%
920,066	Supervalu, Inc., Refi Term Loan B, 5.000%, 3/21/2019(b)	916,615

	Wirelines – 0.2%
746,250	Fairpoint Communications, Inc., Refi Term Loan, 7.500%, 2/14/2019(b)	751,019
740,412	Hawaiian Telcom Communications, Inc., Term Loan B, 5.000%, 6/06/2019(b)	741,153
65,000	Integra Telecom, Inc., 2nd Lien Term Loan, 9.750%, 2/21/2020(b)	66,574

		1,558,746

	Total Senior Loans
	(Identified Cost $14,895,745)	15,092,368

Shares

Common Stocks – 9.7%
	Automobiles – 1.2%
465,000	Ford Motor Co.	7,844,550

	Chemicals – 1.7%
156,958	Dow Chemical Co. (The)	6,027,187
30,167	PPG Industries, Inc.	5,039,699

		11,066,886

	Containers & Packaging – 0.2%
40,621	Owens-Illinois, Inc.(f)	1,219,443
2,452	Rock-Tenn Co., Class A	248,314

		1,467,757

	Diversified Telecommunication Services – 0.3%
22,435	FairPoint Communications, Inc.(f)	214,254
2,627	Hawaiian Telcom Holdco, Inc.(f)	69,878
117,962	Telefonica S.A., Sponsored ADR(f)	1,826,052

		2,110,184

	Electronic Equipment, Instruments & Components – 2.5%
1,119,766	Corning, Inc.	16,337,386

	Food Products – 0.0%
3,100	ConAgra Foods, Inc.	$94,054

	Household Durables – 0.0%
6,775	KB Home	122,086

	Oil, Gas & Consumable Fuels – 0.6%
2,846	Chesapeake Energy Corp.	73,655
82,985	Repsol YPF S.A., Sponsored ADR	2,050,559
33,796	Royal Dutch Shell PLC, ADR	2,219,721

		4,343,935

	Pharmaceuticals – 1.6%
64,900	Bristol-Myers Squibb Co.	3,003,572
74,297	Valeant Pharmaceuticals International, Inc.(f)	7,751,406

		10,754,978

	REITs – Apartments – 0.1%
6,185	Apartment Investment & Management Co., Class A	172,809
32,565	Associated Estates Realty Corp.	485,544

		658,353

	REITs – Shopping Centers – 0.0%
7,868	DDR Corp.	123,606

	Semiconductors & Semiconductor Equipment – 1.3%
372,408	Intel Corp.	8,535,591

	Trading Companies & Distributors – 0.2%
20,913	United Rentals, Inc.(f)	1,219,019

	Total Common Stocks
	(Identified Cost $47,929,732)	64,678,385

Preferred Stocks – 4.2%

Convertible Preferred Stocks – 3.1%
	Automotive – 1.3%
150,306	General Motors Co., Series B, 4.750%	7,537,846
20,395	Goodyear Tire & Rubber Co. (The), 5.875%	1,298,753

		8,836,599

	Banking – 0.0%
138	Wells Fargo & Co., Series L, Class A, 7.500%	156,976

	Electric – 0.1%
17,119	AES Trust III, 6.750%	862,798

	Home Construction – 0.0%
11,000	Hovnanian Enterprises, Inc., 7.250%	292,050

	Independent Energy – 0.2%
5,543	Chesapeake Energy Corp., 5.000%	514,944
190	Chesapeake Energy Corp., Series A, 5.750%, 144A	209,594
3,552	SandRidge Energy, Inc., 7.000%	354,312

		1,078,850

See accompanying notes to financial statements.

|  50

Portfolio of Investments – as of September 30, 2013

Loomis Sayles Institutional High Income Fund – continued

Shares	Description	Value (†)

Preferred Stocks – continued
	Metals & Mining – 0.2%
33,725	ArcelorMittal, 6.000%	$724,751
27,225	Cliffs Natural Resources, Inc., 7.000%	538,238

		1,262,989

	Pipelines – 0.5%
54,200	El Paso Energy Capital Trust I, 4.750%	3,042,246

	REITs – Diversified – 0.3%
35,615	Weyerhaeuser Co., Series A, 6.375%	1,886,883

	Technology – 0.5%
3,260	Lucent Technologies Capital Trust I, 7.750%	3,302,380

	Total Convertible Preferred Stocks
	(Identified Cost $18,089,601)	20,721,771

Non-Convertible Preferred Stocks – 1.1%
	Banking – 0.7%
4,153	Ally Financial, Inc., Series G, 7.000%, 144A	3,968,191
18,000	Bank of America Corp., 6.375%	429,660
7,075	Countrywide Capital IV, 6.750%	176,168

		4,574,019

	Home Construction – 0.2%
96,887	Hovnanian Enterprises, Inc., 7.625%(f)	1,400,986

	Non-Captive Consumer – 0.1%
12,475	SLM Corp., Series A, 6.970%	581,335

	Non-Captive Diversified – 0.0%
5,300	iStar Financial, Inc., Series F, 7.800%	124,179
2,575	iStar Financial, Inc., Series G, 7.650%	59,225

		183,404

	REITs – Warehouse/Industrials – 0.1%
3,363	ProLogis, Inc., Series Q, 8.540%	190,178

	Total Non-Convertible Preferred Stocks
	(Identified Cost $4,930,796)	6,929,922

	Total Preferred Stocks
	(Identified Cost $23,020,397)	27,651,693

Warrants – 0.0%
34,303	FairPoint Communications, Inc., Expiration on 1/24/2018 at $48.81(c)(f)(g) (Identified Cost $0)	—

Principal Amount (‡)	Description	Value (†)

Short-Term Investments – 2.6%
$118,492	Repurchase Agreement with State Street Bank and Trust Company, dated 9/30/2013 at 0.000% to be repurchased at $118,492 on 10/01/2013 collateralized by $135,000 Federal National Mortgage Association, 2.080% due 11/02/2022 valued at $125,439 including accrued interest (Note 2 of Notes to Financial Statements)	$118,492
17,316,530	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/30/2013 at 0.000% to be repurchased at $17,316,530 on 10/01/2013 collateralized by $17,510,000 U.S. Treasury Note, 1.750% due 1/31/2014 valued at $17,663,213 including accrued interest (Note 2 of Notes to Financial Statements)	17,316,530

	Total Short-Term Investments
	(Identified Cost $17,435,022)	17,435,022

	Total Investments – 97.9%
	(Identified Cost $574,530,987)(a)	650,623,053
	Other assets less liabilities—2.1%	14,242,891

	Net Assets – 100.0%	$664,865,944

(‡)	Principal Amount stated in U.S. dollars unless otherwise noted.
(†)	See Note 2 of Notes to Financial Statements.
(††)	Amount shown represents units. One unit represents a principal amount of 100.
(a)	Federal Tax Information: At September 30, 2013, the net unrealized appreciation on investments based on a cost of $578,870,999 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$89,902,422
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(18,150,368)

	Net unrealized appreciation	$71,752,054

(b)	Variable rate security. Rate as of September 30, 2013 is disclosed.
(c)	Illiquid security. At September 30, 2013, the value of these securities amounted to $16,540,582 or 2.5% of net assets.
(d)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional debt securities. For the period ended September 30, 2013, the issuer has paid out 100% of the interest payments in-kind.
(e)	The issuer is in default with respect to interest and/or principal payments. Income is not being accrued.
(f)	Non-income producing security.
(g)	Fair valued security by the Fund’s investment adviser. At September 30, 2013, the value of these securities amounted to $3,753,934 or 0.6% of net assets.
(h)	Maturity has been extended under the terms of a plan of reorganization.
(i)	Coupon rate is a fixed rate for an initial period then resets at a specified date and rate.

See accompanying notes to financial statements.

51  |

Portfolio of Investments – as of September 30, 2013

Loomis Sayles Institutional High Income Fund – continued

(j)	Convertible dollar-indexed note. Coupon rate is based on MXN denominated par value and is payable in USD.
(k)	Unfunded loan commitment. Represents a contractual obligation for future funding at the option of the Borrower. The Fund receives a stated coupon rate until the borrower draws on the loan commitment, at which time the rate will become the stated rate in the loan agreement.
(l)	Perpetual bond with no specified maturity date.

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2013, the value of Rule 144A holdings amounted to $167,331,226 or 25.2% of net assets.
ADR	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs may be significantly influenced by trading on exchanges not located in the United States.
EMTN	Euro Medium Term Note
GMTN	Global Medium Term Note
MTN	Medium Term Note
PIK	Payment-In-Kind
REITs	Real Estate Investment Trusts

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
EUR	Euro
IDR	Indonesian Rupiah
ISK	Icelandic Krona
MXN	Mexican Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
USD	U.S. Dollar

Industry Summary at September 30, 2013 (Unaudited)

Technology	10.6%
Wirelines	6.0
Banking	5.7
Healthcare	4.4
Chemicals	4.4
Metals & Mining	4.3
Independent Energy	4.3
Life Insurance	3.5
Airlines	3.3
Supermarkets	3.2
Automotive	3.0
Treasuries	2.9
Non-Captive Diversified	2.6
Electronic Equipment, Instruments & Components	2.5
Media Non-Cable	2.4
Aerospace & Defense	2.4
Home Construction	2.1
Other Investments, less than 2% each	27.7
Short-Term Investments	2.6

Total Investments	97.9
Other assets less liabilities	2.1

Net Assets	100.0%

See accompanying notes to financial statements.

|  52

Portfolio of Investments – as of September 30, 2013

Loomis Sayles Intermediate Duration Bond Fund

Principal Amount	Description	Value (†)

Bonds and Notes – 98.4% of Net Assets

Non-Convertible Bonds – 97.9%

	ABS Car Loan – 7.8%
$210,000	Ally Master Owner Trust, Series 2013-1, Class A2, 1.000%, 2/15/2018	$209,192
21,796	AmeriCredit Automobile Receivables Trust, Series 2011-1, Class A3, 1.390%, 9/08/2015	21,810
53,706	AmeriCredit Automobile Receivables Trust, Series 2012-2, Class A2, 0.760%, 10/08/2015	53,731
405,000	AmeriCredit Automobile Receivables Trust, Series 2013-2, Class A3, 0.650%, 12/08/2017	403,546
160,000	AmeriCredit Automobile Receivables Trust, Series 2013-4, Class B, 1.660%, 9/10/2018	160,296
120,000	Avis Budget Rental Car Funding AESOP LLC, Series 2010-3A, Class A, 4.640%, 5/20/2016, 144A	126,206
285,000	Capital Auto Receivables Asset Trust, Series 2013-1, Class A3, 0.790%, 6/20/2017	284,117
265,000	Capital Auto Receivables Asset Trust, Series 2013-3, Class A3, 1.310%, 12/20/2017	265,763
68,488	CarMax Auto Owner Trust, Series 2011-1, Class A3, 1.290%, 9/15/2015	68,604
620,000	CarMax Auto Owner Trust, Series 2012-2, Class A3, 0.840%, 3/15/2017	621,791
381,143	CarNow Auto Receivables Trust, Series 2013-1A, Class A, 1.160%, 10/16/2017, 144A	380,884
47,933	CFC LLC, Series 2013-1A, Class A, 1.650%, 7/17/2017, 144A	47,812
332,636	Flagship Credit Auto Trust, Series 2013-1, Class A, 1.320%, 4/16/2018, 144A	332,017
145,000	Harley-Davidson Motorcycle Trust, Series 2012-1, Class A3, 0.680%, 4/15/2017	145,125
200,000	Honda Auto Receivables Owner Trust, Series 2012-2, Class A3, 0.700%, 2/16/2016	200,332
345,000	Honda Auto Receivables Owner Trust, Series 2012-3, Class A3, 0.560%, 5/15/2016	345,164
225,000	Hyundai Auto Receivables Trust, Series 2011-B, Class A4, 1.650%, 2/15/2017	227,382
165,000	Santander Drive Auto Receivables Trust, Series 2012-6, Class A3, 0.620%, 7/15/2016	165,135
215,000	Santander Drive Auto Receivables Trust, Series 2013-1, Class A3, 0.620%, 6/15/2017	214,169

	ABS Car Loan – continued
$165,000	Santander Drive Auto Receivables Trust, Series 2013-3, Class B, 1.190%, 5/15/2018	$162,900
385,000	Santander Drive Auto Receivables Trust, Series 2013-4, Class B, 2.160%, 1/15/2020	391,645
190,000	SMART Trust/Australia, Series 2012-4US, Class A3A, 0.970%, 3/14/2017	189,791
200,000	SMART Trust/Australia, Series 2013-1US, Class A4A, 1.050%, 10/14/2018	198,153
260,000	SMART Trust/Australia, Series 2013-2US, Class A4A, 1.180%, 2/14/2019	256,334
45,405	World Omni Auto Receivables Trust, Series 2011-A, Class A3, 1.110%, 5/15/2015	45,450
110,000	World Omni Automobile Lease Securitization Trust, Series 2012-A, Class A3, 0.930%, 11/16/2015	110,284

		5,627,633

	ABS Credit Card – 2.0%
60,000	Capital One Multi-Asset Execution Trust, Series 2004-A4, Class A4, 0.402%, 3/15/2017(b)	60,052
575,000	GE Capital Credit Card Master Note Trust, Series 2012-7, Class A, 1.760%, 9/15/2022	550,428
210,000	MBNA Credit Card Master Note Trust, Series 2004-B1, Class B1, 4.450%, 8/15/2016	213,566
560,000	World Financial Network Credit Card Master Trust, Series 2012-A, Class A, 3.140%, 1/17/2023	577,268

		1,401,314

	ABS Home Equity – 0.2%
77,938	Countrywide Alternative Loan Trust, Series 2006-J5, Class 4A1, 5.207%, 7/25/2021(b)	73,879
45,370	Countrywide Asset-Backed Certificates, Series 2004-S1, Class A3, 5.115%, 2/25/2035(b)	46,356

		120,235

	ABS Other – 1.9%
93,549	FRS LLC, Series 2013-1A, Class A1, 1.800%, 4/15/2043, 144A	93,020
390,000	GE Dealer Floorplan Master Note Trust, Series 2012-3, Class A, 0.670%, 6/20/2017(b)	390,831
420,000	Nissan Master Owner Trust Receivables, Series 2012-A, Class A, 0.652%, 5/15/2017(b)	420,938
430,000	Springleaf Funding Trust, Series 2013-BA, Class A, 3.920%, 1/16/2023, 144A	423,550

		1,328,339

See accompanying notes to financial statements.

53  |

Portfolio of Investments – as of September 30, 2013

Loomis Sayles Intermediate Duration Bond Fund – continued

Principal Amount	Description	Value (†)

Bonds and Notes – continued

	ABS Student Loan – 2.2%
$355,622	Montana Higher Education Student Assistance Corp., Series 2012-1, Class A1, 0.780%, 9/20/2022(b)	$356,725
550,000	North Carolina State Education Assistance Authority, Series 2011-2, Class A2, 1.066%, 7/25/2025(b)	551,831
650,000	South Carolina Student Loan Corp., Series 2010-1, Class A2, 1.266%, 7/25/2025(b)	657,182

		1,565,738

	Aerospace & Defense – 0.5%
355,000	Raytheon Co., 3.125%, 10/15/2020	360,109

	Airlines – 0.8%
440,000	British Airways PLC, 4.625%, 6/20/2024, 144A	441,870
139,274	Delta Air Lines Pass Through Trust, Series 2009-1, Class A, 7.750%, 6/17/2021	161,731

		603,601

	Automotive – 2.4%
235,000	Ford Motor Credit Co. LLC, 7.000%, 10/01/2013	235,000
610,000	Ford Motor Credit Co. LLC, 8.125%, 1/15/2020	758,604
315,000	Toyota Motor Credit Corp., MTN, 2.000%, 9/15/2016	323,634
390,000	Volkswagen International Finance NV, 1.150%, 11/20/2015, 144A	391,958

		1,709,196

	Banking – 9.7%
245,000	Bank of America Corp., 6.000%, 9/01/2017	277,443
495,000	Bear Stearns Cos., Inc. (The), 7.250%, 2/01/2018	592,887
295,000	Branch Banking & Trust Co., 2.300%, 10/15/2018	295,968
365,000	Capital One Financial Corp., 2.125%, 7/15/2014	369,046
40,000	Citigroup, Inc., 5.000%, 9/15/2014	41,508
182,000	Citigroup, Inc., 6.010%, 1/15/2015	193,610
375,000	Goldman Sachs Group, Inc. (The), 6.250%, 9/01/2017	427,834
380,000	ING Bank NV, 5.800%, 9/25/2023, 144A	383,798
275,000	JPMorgan Chase & Co., 6.000%, 1/15/2018	315,788
130,000	Merrill Lynch & Co., Inc., MTN, 6.875%, 4/25/2018	153,206
510,000	Merrill Lynch & Co., Inc., Series C, GMTN, 6.400%, 8/28/2017	586,469
750,000	Morgan Stanley, Series F, GMTN, 6.625%, 4/01/2018	870,718

	Banking – continued
$395,000	Royal Bank of Canada, 1.450%, 9/09/2016	$398,821
40,000	Santander Holdings USA, Inc., 4.625%, 4/19/2016	42,383
360,000	Societe Generale S.A., 2.625%, 10/01/2018	360,761
380,000	Svenska Handelsbanken AB, 2.500%, 1/25/2019	381,519
395,000	Toronto-Dominion Bank (The), 2.625%, 9/10/2018	404,119
250,000	Union Bank NA, 1.500%, 9/26/2016	251,248
340,000	Wells Fargo & Co., 3.676%, 6/15/2016	362,360
290,000	Wells Fargo & Co., 4.125%, 8/15/2023	283,950

		6,993,436

	Building Materials – 0.1%
30,000	Masco Corp., 7.125%, 3/15/2020	33,825

	Chemicals – 0.8%
295,000	Alpek S.A. de CV, 5.375%, 8/08/2023, 144A	292,050
200,000	Eastman Chemical Co., 4.500%, 1/15/2021	210,160
90,000	Methanex Corp., 3.250%, 12/15/2019	88,459

		590,669

	Collateralized Mortgage Obligations – 10.7%
725,000	FHLMC Multifamily Structured Pass Through Certificates, Series K013, Class A2, 3.974%, 1/25/2021	774,982
570,000	FHLMC Multifamily Structured Pass Through Certificates, Series K029, Class A2, 3.320%, 2/25/2023	571,797
420,000	FHLMC Multifamily Structured Pass Through Certificates, Series K704, Class A2, 2.412%, 8/25/2018	428,713
1,035,000	FHLMC Multifamily Structured Pass Through Certificates, Series K708, Class A2, 2.130%, 1/25/2019	1,035,425
360,000	FHLMC Multifamily Structured Pass Through Certificates, Series K709, Class A2, 2.086%, 3/25/2019	358,662
1,460,000	FHLMC Multifamily Structured Pass Through Certificates, Series K710, Class A2, 1.883%, 5/25/2019	1,436,685
1,135,000	FHLMC Multifamily Structured Pass Through Certificates, Series K711, Class A2, 1.730%, 7/25/2019	1,104,425

See accompanying notes to financial statements.

|  54

Portfolio of Investments – as of September 30, 2013

Loomis Sayles Intermediate Duration Bond Fund – continued

Principal Amount	Description	Value (†)

Bonds and Notes – continued

	Collateralized Mortgage Obligations – continued
$615,492	FHLMC Multifamily Structured Pass Through Certificates, Series KF01, Class A, 0.529%, 4/25/2019(b)	$615,689
140,000	NCUA Guaranteed Notes, Series 2010-C1, Class A2, 2.900%, 10/29/2020	145,419
282,542	NCUA Guaranteed Notes, Series 2010-R1, Class 1A, 0.632%, 10/07/2020(b)	284,161
942,761	NCUA Guaranteed Notes, Series 2010-R3, Class 1A, 0.734%, 12/08/2020(b)	947,475

		7,703,433

	Commercial Mortgage-Backed Securities – 12.9%
40,000	Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2007-5, Class A4, 5.492%, 2/10/2051	43,823
425,000	CGBAM Commercial Mortgage Trust, Series 2013-BREH, Class A2, 1.282%, 5/15/2030, 144A(b)	424,778
109,952	COBALT CMBS Commercial Mortgage Trust, Series 2007-C2, Class A3, 5.484%, 4/15/2047	122,333
95,000	Commercial Mortgage Pass Through Certificates, Series 2012-CR2, Class A4, 3.147%, 8/15/2045	92,452
190,000	Commercial Mortgage Pass Through Certificates, Series 2013-CR10, Class A4, 4.210%, 8/10/2046(b)	197,907
295,000	Commercial Mortgage Pass Through Certificates, Series 2013-CR8, Class A5, 3.612%, 6/10/2046	293,654
440,000	Commercial Mortgage Pass Through Certificates, Series 2013-CR9, Class A4, 4.380%, 7/10/2045(b)	458,753
327,425	Credit Suisse Mortgage Capital Certificates, Series 2007-C3, Class A4, 5.872%, 6/15/2039(b)	360,245
360,000	Credit Suisse Mortgage Capital Certificates, Series 2007-C5, Class A4, 5.695%, 9/15/2040	402,052
375,000	Greenwich Capital Commercial Funding Corp., Series 2007-GG9, Class A4, 5.444%, 3/10/2039	414,922
325,000	Greenwich Capital Commercial Funding Corp., Series 2007-GG11, Class A4, 5.736%, 12/10/2049	365,040
330,000	GS Mortgage Securities Corp. II, Series 2007-GG10, Class A4, 5.993%, 8/10/2045(b)	366,038
380,000	GS Mortgage Securities Corp. II, Series 2013-GC13, Class A5, 4.176%, 7/10/2046(b)	393,452
1,225,000	GS Mortgage Securities Corp. II, Series 2013-KYO, Class A, 1.032%, 11/08/2029, 144A(b)	1,213,698

	Commercial Mortgage-Backed Securities – continued
$410,000	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2007-LD11, Class A4, 6.002%, 6/15/2049(b)	$461,147
210,000	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2007-LDPX, Class A3, 5.420%, 1/15/2049	232,089
350,000	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2012-LC9, Class A5, 2.840%, 12/15/2047	328,970
237,000	Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2007-6, Class A4, 5.485%, 3/12/2051	261,829
400,000	Morgan Stanley Capital I, Series 2007-IQ14, Class A4, 5.692%, 4/15/2049	444,411
510,000	Wachovia Bank Commercial Mortgage Trust, Series 2007-C30, Class A5, 5.342%, 12/15/2043	564,232
410,000	Wachovia Bank Commercial Mortgage Trust, Series 2007-C32, Class A3, 5.936%, 6/15/2049(b)	456,328
555,000	Wells Fargo Commercial Mortgage Trust, Series 2012-LC5, Class A3, 2.918%, 10/15/2045	526,133
850,000	Wells Fargo Commercial Mortgage Trust, Series 2013-LC12, Class A4, 4.218%, 7/15/2046	879,815

		9,304,101

	Construction Machinery – 0.5%
380,000	Caterpillar Financial Services Corp., 1.350%, 9/06/2016	382,465

	Consumer Cyclical Services – 0.9%
585,000	Amazon.com, Inc., 0.650%, 11/27/2015	584,070
30,000	Western Union Co. (The), 2.375%, 12/10/2015	30,663

		614,733

	Diversified Manufacturing – 0.1%
90,000	Snap-On, Inc., 4.250%, 1/15/2018	94,711

	Electric – 3.9%
245,000	Consolidated Edison Co. of NY, Inc., 7.125%, 12/01/2018	304,644
375,000	Dominion Resources, Inc., 1.950%, 8/15/2016	382,646
120,000	Duke Energy Indiana, Inc., 0.619%, 7/11/2016(b)	120,264
415,000	Georgia Power Co., 0.574%, 3/15/2016(b)	414,825
165,000	Jersey Central Power & Light Co., 4.700%, 4/01/2024, 144A	167,066
290,000	National Rural Utilities Cooperative Finance Corp., (fixed rate to 4/30/2023, variable rate thereafter), 4.750%, 4/30/2043	268,250
215,000	NextEra Energy Capital Holdings, Inc., 1.611%, 6/01/2014	216,370
295,000	Sierra Pacific Power Co., 3.375%, 8/15/2023	292,248

See accompanying notes to financial statements.

55  |

Portfolio of Investments – as of September 30, 2013

Loomis Sayles Intermediate Duration Bond Fund – continued

Principal Amount	Description	Value (†)

Bonds and Notes – continued

	Electric – continued
$265,000	Southern California Edison Co., 5.750%, 3/15/2014	$271,092
375,000	Southern Co., 1.950%, 9/01/2016	382,222

		2,819,627

	Entertainment – 0.5%
330,000	Time Warner, Inc., 4.875%, 3/15/2020	359,025

	Environmental – 0.1%
90,000	Waste Management, Inc., 6.375%, 3/11/2015	96,792

	Food & Beverage – 1.6%
525,000	Coca-Cola Co. (The), 3.300%, 9/01/2021	537,229
280,000	Kraft Foods Group, Inc., 5.375%, 2/10/2020	318,762
295,000	PepsiCo, Inc., Series FXD, 2.250%, 1/07/2019	295,724

		1,151,715

	Government Owned – No Guarantee – 0.6%
475,000	Petrobras Global Finance BV, 3.000%, 1/15/2019	446,699

	Healthcare – 2.1%
75,000	Baxter International, Inc., 1.850%, 1/15/2017	76,346
400,000	Express Scripts, Inc., 3.125%, 5/15/2016	418,676
80,000	McKesson Corp., 0.950%, 12/04/2015	80,078
425,000	McKesson Corp., 3.250%, 3/01/2016	447,890
105,000	McKesson Corp., 6.500%, 2/15/2014	107,275
375,000	Stryker Corp., 2.000%, 9/30/2016	385,422

		1,515,687

	Hybrid ARMs – 0.7%
107,066	FHLMC, 2.394%, 1/01/2035(b)	113,590
379,037	FNMA, 2.557%, 4/01/2037(b)	401,900

		515,490

	Independent Energy – 2.0%
100,000	Anadarko Petroleum Corp., 5.950%, 9/15/2016	112,288
110,000	Anadarko Petroleum Corp., 6.375%, 9/15/2017	127,872
330,000	Canadian Natural Resources Ltd., 1.450%, 11/14/2014	332,466
275,000	Encana Corp., 6.500%, 5/15/2019	323,784
70,000	Hess Corp., 7.000%, 2/15/2014	71,553
115,000	Newfield Exploration Co., 5.750%, 1/30/2022	114,713

	Independent Energy – continued
$375,000	Occidental Petroleum Corp., 1.750%, 2/15/2017	$378,439

		1,461,115

	Integrated Energy – 1.4%
345,000	BP Capital Markets PLC, 1.375%, 11/06/2017	339,782
255,000	BP Capital Markets PLC, 2.241%, 9/26/2018	255,255
340,000	Total Capital S.A., 4.450%, 6/24/2020	374,877
55,000	XTO Energy, Inc., 4.900%, 2/01/2014	55,787

		1,025,701

	Life Insurance – 1.5%
295,000	American International Group, Inc., 3.375%, 8/15/2020	295,180
125,000	American International Group, Inc., 4.875%, 9/15/2016	136,924
220,000	American International Group, Inc., Series MP, MTN, 5.450%, 5/18/2017	245,919
255,000	Genworth Holdings, Inc., 4.900%, 8/15/2023	256,027
30,000	Lincoln National Corp., 4.300%, 6/15/2015	31,625
70,000	Unum Group, 5.625%, 9/15/2020	77,210

		1,042,885

	Media Cable – 1.1%
94,000	Cox Communications, Inc., 5.450%, 12/15/2014	99,296
230,000	Cox Enterprises, Inc., 7.375%, 7/15/2027, 144A	263,382
425,000	NBCUniversal Enterprise, Inc., 0.805%, 4/15/2016, 144A(b)	427,138

		789,816

	Metals & Mining – 2.3%
110,000	Alcoa, Inc., 6.150%, 8/15/2020	114,754
295,000	Allegheny Technologies, Inc., 5.875%, 8/15/2023	298,368
315,000	ArcelorMittal, 10.350%, 6/01/2019	387,450
140,000	Goldcorp, Inc., 2.125%, 3/15/2018	136,417
35,000	Reliance Steel & Aluminum Co., 4.500%, 4/15/2023	34,159
180,000	Rio Tinto Finance USA Ltd., 3.500%, 11/02/2020	178,911
125,000	Rio Tinto Finance USA PLC, 1.625%, 8/21/2017	123,166
110,000	Teck Resources Ltd., 3.150%, 1/15/2017	112,834
270,000	Teck Resources Ltd., 3.750%, 2/01/2023	248,539

		1,634,598

See accompanying notes to financial statements.

|  56

Portfolio of Investments – as of September 30, 2013

Loomis Sayles Intermediate Duration Bond Fund – continued

Principal Amount	Description	Value (†)

Bonds and Notes – continued

	Mortgage Related – 7.8%
$335,145	FHLMC, 2.644%, 5/01/2036(b)	$358,926
82,792	FHLMC, 3.000%, with various maturities from 2026 to 2027(c)	85,637
1,483	FHLMC, 6.500%, 1/01/2024	1,643
191	FHLMC, 8.000%, 7/01/2025	230
50,586	FNMA, 3.000%, 7/01/2027	52,435
220,723	FNMA, 3.126%, 2/01/2039(b)	235,358
664	FNMA, 6.000%, 9/01/2021	704
367	FNMA, 7.500%, 6/01/2016	384
426	FNMA, 8.000%, 6/01/2015	440
319,135	GNMA, 4.312%, 2/20/2063	349,307
592,313	GNMA, 4.356%, 2/20/2063	649,862
243,122	GNMA, 4.496%, 10/20/2062	268,039
523,609	GNMA, 4.500%, 4/20/2063	578,342
291,732	GNMA, 4.505%, 4/20/2063	322,096
339,197	GNMA, 4.514%, 5/20/2062	372,568
332,075	GNMA, 4.520%, 5/20/2062	364,422
327,579	GNMA, 4.528%, 3/20/2062	359,701
305,434	GNMA, 4.549%, 3/20/2063	337,993
344,370	GNMA, 4.560%, 3/20/2062	377,824
214,847	GNMA, 4.567%, 7/20/2062	236,794
357,607	GNMA, 4.575%, 2/20/2063	395,882
248,037	GNMA, 4.604%, 6/20/2062	273,372
4,233	GNMA, 6.500%, 12/15/2023	4,791
1,323	GNMA, 8.500%, 9/15/2022	1,510
2,516	GNMA, 9.500%, 1/15/2019	2,837

		5,631,097

	Non-Captive Consumer – 0.3%
225,000	SLM Corp., MTN, 6.250%, 1/25/2016	239,625

	Non-Captive Diversified – 1.6%
660,000	General Electric Capital Corp., 5.500%, 1/08/2020	748,024
425,000	International Lease Finance Corp., 2.204%, 6/15/2016(b)	422,875

		1,170,899

	Oil Field Services – 1.9%
305,000	Cameron International Corp., 1.191%, 6/02/2014(b)	306,296
260,000	Ensco PLC, 3.250%, 3/15/2016	271,391
290,000	Halliburton Co., 3.500%, 8/01/2023	287,437
235,000	Nabors Industries, Inc., 5.000%, 9/15/2020	245,545
75,000	Pride International, Inc., 8.500%, 6/15/2019	95,109
175,000	Rowan Cos., Inc., 5.000%, 9/01/2017	190,250

		1,396,028

	Pharmaceuticals – 0.4%
260,000	Perrigo Co., 2.950%, 5/15/2023	251,354

	Pipelines – 2.3%
140,000	Energy Transfer Partners LP, 4.650%, 6/01/2021	143,739
380,000	Enterprise Products Operating LLC, 1.250%, 8/13/2015	381,994
270,000	Kinder Morgan Energy Partners L.P., 2.650%, 2/01/2019	268,141
245,000	NiSource Finance Corp., 6.125%, 3/01/2022	275,951
120,000	ONEOK Partners LP, 3.200%, 9/15/2018	122,261
175,000	Questar Corp., 2.750%, 2/01/2016	181,560
265,000	Spectra Energy Capital LLC, 5.668%, 8/15/2014	276,009

		1,649,655

	Property & Casualty Insurance – 1.0%
260,000	Berkshire Hathaway Finance Corp., 1.600%, 5/15/2017	262,197
180,000	Berkshire Hathaway Finance Corp., 2.000%, 8/15/2018	180,501
140,000	Marsh & McLennan Cos., Inc., MTN, 2.550%, 10/15/2018	140,720
155,000	Willis Group Holdings PLC, 4.125%, 3/15/2016	162,783

		746,201

	Railroads – 1.9%
350,000	Burlington Northern Santa Fe LLC, 7.000%, 2/01/2014	357,113
420,000	Canadian National Railway Co., 1.450%, 12/15/2016	423,895
325,000	CSX Corp., 3.700%, 10/30/2020	336,727
30,000	CSX Corp., 6.150%, 5/01/2037	34,237
240,000	Union Pacific Corp., 3.646%, 2/15/2024, 144A	241,207

		1,393,179

	REITs – Healthcare – 0.1%
35,000	Healthcare Realty Trust, Inc., 3.750%, 4/15/2023	32,552

See accompanying notes to financial statements.

57  |

Portfolio of Investments – as of September 30, 2013

Loomis Sayles Intermediate Duration Bond Fund – continued

Principal Amount	Description	Value (†)

Bonds and Notes – continued

	Retailers – 0.5%
$195,000	Best Buy Co., Inc., 5.000%, 8/01/2018	$200,363
165,000	Dollar General Corp., 3.250%, 4/15/2023	150,265

		350,628

	Sovereigns – 0.5%
362,000	Mexico Government International Bond, 4.000%, 10/02/2023	359,737

	Supranational – 0.6%
420,000	Nordic Investment Bank, 0.500%, 4/14/2016	419,118

	Technology – 2.4%
335,000	Agilent Technologies, Inc., 6.500%, 11/01/2017	391,743
165,000	Apple, Inc., 1.000%, 5/03/2018	158,937
210,000	Corning, Inc., 4.250%, 8/15/2020	226,618
370,000	Hewlett-Packard Co., 4.300%, 6/01/2021	359,455
265,000	International Business Machines Corp., 3.375%, 8/01/2023	261,449
305,000	Oracle Corp., 1.200%, 10/15/2017	299,552

		1,697,754

	Tobacco – 1.3%
330,000	Altria Group, Inc., 4.750%, 5/05/2021	350,105
200,000	Japan Tobacco, Inc., 2.100%, 7/23/2018, 144A	200,120
365,000	Philip Morris International, Inc., 2.500%, 5/16/2016	378,985

		929,210

	Transportation Services – 0.5%
345,000	ERAC USA Finance LLC, 2.250%, 1/10/2014, 144A	346,459

	Treasuries – 0.9%
655,000	U.S. Treasury Note, 2.500%, 8/15/2023	648,348

	Wireless – 1.6%
250,000	America Movil SAB de CV, 3.625%, 3/30/2015	257,906
255,000	American Tower Corp., 3.400%, 2/15/2019	252,039
170,000	Sprint Communications, Inc., 6.000%, 12/01/2016	180,200
305,000	Verizon Communications, Inc., 3.650%, 9/14/2018	321,376
185,000	Vodafone Group PLC, 2.950%, 2/19/2023	169,967

		1,181,488

	Wirelines – 1.0%
220,000	British Telecommunications PLC, 1.625%, 6/28/2016	221,188
505,000	Telefonica Emisiones SAU, 5.134%, 4/27/2020	517,036

		738,224

	Total Non-Convertible Bonds
	(Identified Cost $69,906,089)	70,474,244

Municipals – 0.5%

420,000	Florida – 0.5%
	Florida Hurricane Catastrophe Fund Finance Corp., Series A, 2.995%, 7/01/2020
	(Identified Cost $420,000)	392,150

	Total Bonds and Notes
	(Identified Cost $70,326,089)	70,866,394

Short-Term Investments – 2.2%
1,569,198	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/30/2013 at 0.000% to be repurchased at $1,569,198 on 10/01/2013 collateralized by $1,590,000 U.S. Treasury Note, 1.750% due 1/31/2014 valued at $1,603,913 including accrued interest (Note 2 of Notes to Financial Statements)
	(Identified Cost $1,569,198)	1,569,198

	Total Investments – 100.6%
	(Identified Cost $71,895,287)(a)	72,435,592
	Other assets less liabilities—(0.6)%	(410,331)

	Net Assets – 100.0%	$72,025,261

(†)	See Note 2 of Notes to Financial Statements.
(a)	Federal Tax Information: At September 30, 2013, the net unrealized appreciation on investments based on a cost of $72,173,259 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$1,023,509
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(761,176)

	Net unrealized appreciation	$262,333

(b)	Variable rate security. Rate as of September 30, 2013 is disclosed.
(c)	The Fund’s investment in mortgage related securities of Federal Home Loan Mortgage Corporation are interests in separate pools of mortgages. All separate investments in securities of each issuer which have the same coupon rate have been aggregated for the purpose of presentation in the Portfolio of Investments.

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2013, the value of Rule 144A holdings amounted to $6,197,013 or 8.6% of net assets.
ABS	Asset-Backed Securities
ARMs	Adjustable Rate Mortgages
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GMTN	Global Medium Term Note
GNMA	Government National Mortgage Association
MTN	Medium Term Note
REITs	Real Estate Investment Trusts

See accompanying notes to financial statements.

|  58

Portfolio of Investments – as of September 30, 2013

Loomis Sayles Intermediate Duration Bond Fund – continued

Industry Summary at September 30, 2013 (Unaudited)

Commercial Mortgage-Backed Securities	12.9%
Collateralized Mortgage Obligations	10.7
Banking	9.7
Mortgage Related	7.8
ABS Car Loan	7.8
Electric	3.9
Automotive	2.4
Technology	2.4
Pipelines	2.3
Metals & Mining	2.3
ABS Student Loan	2.2
Healthcare	2.1
Independent Energy	2.0
ABS Credit Card	2.0
Other Investments, less than 2% each	27.9
Short-Term Investments	2.2

Total Investments	100.6
Other assets less liabilities	(0.6)

Net Assets	100.0%

See accompanying notes to financial statements.

59  |

Portfolio of Investments – as of September 30, 2013

Loomis Sayles Investment Grade Fixed Income Fund

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – 90.8% of Net Assets

Non-Convertible Bonds – 86.4%

	ABS Credit Card – 0.1%
$1,000,000	World Financial Network Credit Card Master Trust, Series 2010-A, Class B, 6.750%, 4/15/2019	$1,086,762

	ABS Home Equity – 0.0%
157,405	Morgan Stanley Mortgage Loan Trust, Series 2005-3AR, Class 5A, 5.478%, 7/25/2035(b)	145,169

	ABS Other – 0.9%
1,911,762	Community Program Loan Trust, Series 1987-A, Class A5, 4.500%, 4/01/2029	1,930,231
1,261,110	SVO VOI Mortgage Corp., Series 2009-BA, Class NT, 5.810%, 12/20/2028, 144A	1,280,770
846,000	Trinity Rail Leasing LP, Series 2009-1A, Class A, 6.657%, 11/16/2039, 144A	955,736
739,184	Trinity Rail Leasing LP, Series 2012-1A, Class A1, 2.266%, 1/15/2043, 144A	726,490
1,852,825	Trip Rail Master Funding LLC, Series 2011-1A, Class A1A, 4.370%, 7/15/2041, 144A	1,957,609

		6,850,836

	Aerospace & Defense – 0.1%
540,000	Textron, Inc., EMTN, 6.625%, 4/07/2020, (GBP)	970,194

	Airlines – 3.7%
500,000	Air Canada Pass Through Trust, Series 2013-1, Class B, 5.375%, 11/15/2022, 144A	482,500
800,000	American Airlines Pass Through Trust, Series 2013-1, Class A, 4.000%, 1/15/2027, 144A	750,000
8,280,000	American Airlines Pass Through Trust, Series 2013-2, Class A, 4.950%, 7/15/2024, 144A	8,321,400
155,000	Continental Airlines Pass Through Certificates, Series 2012-2, Class B, 5.500%, 4/29/2022	155,581
1,105,000	Continental Airlines Pass Through Certificates, Series 2012-3, Class C, 6.125%, 4/29/2018	1,124,337
327,905	Continental Airlines Pass Through Trust, Series 2000-2, Class A-1, 7.707%, 10/02/2022	368,073
960,585	Continental Airlines Pass Through Trust, Series 2007-1, Class A, 5.983%, 10/19/2023	1,027,826
4,014,059	Continental Airlines Pass Through Trust, Series 2009-1, 9.000%, 1/08/2018	4,586,062

	Airlines – continued
160,000	Continental Airlines Pass Through Trust, Series 2012-1, Class B, 6.250%, 10/11/2021	165,200
1,433,350	Delta Air Lines Pass Through Trust, Series 2007-1, Class B, 8.021%, 2/10/2024	1,555,185
3,828,237	Delta Air Lines Pass Through Trust, Series 2009-1, Class A, 7.750%, 6/17/2021	4,445,540
1,687,303	Delta Air Lines Pass Through Trust, Series 2010-1, Class A, 6.200%, 1/02/2020	1,847,597
783,957	US Airways Pass Through Trust, Series 2011-1A, Class A, 7.125%, 4/22/2025	860,392
1,490,000	US Airways Pass Through Trust, Series 2012-2A, Class A, 4.625%, 12/03/2026	1,437,850

		27,127,543

	Automotive – 0.6%
1,725,000	Cummins, Inc., 5.650%, 3/01/2098	1,660,197
2,665,000	Ford Motor Co., 6.375%, 2/01/2029	2,906,489

		4,566,686

	Banking – 12.8%
97,000	Ally Financial, Inc., 8.000%, 12/31/2018	109,125
2,670,000	Associates Corp. of North America, 6.950%, 11/01/2018	3,171,584
3,300,000	Banco Santander Brasil S.A./Cayman Islands, 8.000%, 3/18/2016, 144A, (BRL)	1,377,296
230,000	Bank of America Corp., 5.420%, 3/15/2017	252,387
1,000,000	Bank of America Corp., 5.490%, 3/15/2019	1,091,224
530,000	Bank of America Corp., MTN, 5.000%, 5/13/2021	569,237
985,000	Bank of America Corp., Series L, MTN, 7.625%, 6/01/2019	1,207,869
2,770,000,000	Barclays Bank PLC, EMTN, 3.680%, 8/20/2015, (KRW)	2,646,395
100,000	Citigroup, Inc., 5.365%, 3/06/2036, (CAD)(c)	89,271
185,000	Citigroup, Inc., 5.875%, 2/22/2033	184,204
2,515,000	Citigroup, Inc., 6.125%, 8/25/2036	2,531,204
4,670,000	Citigroup, Inc., 6.250%, 6/29/2017, (NZD)	4,000,596
225,000	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Utrecht, 3.375%, 1/19/2017	239,408
1,330,000	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Utrecht, 3.875%, 2/08/2022	1,331,621
5,400,000	Goldman Sachs Group, Inc. (The), 3.375%, 2/01/2018, (CAD)	5,239,581

See accompanying notes to financial statements.

|  60

Portfolio of Investments – as of September 30, 2013

Loomis Sayles Investment Grade Fixed Income Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Banking – continued
$5,625,000	Goldman Sachs Group, Inc. (The), 6.750%, 10/01/2037	$5,870,453
870,000	Goldman Sachs Group, Inc. (The), GMTN, 5.375%, 3/15/2020	958,309
4,100,000	HBOS PLC, GMTN, 6.750%, 5/21/2018, 144A	4,555,895
400,000	JPMorgan Chase & Co., EMTN, 1.051%, 5/30/2017, (GBP)(b)	616,801
5,000,000,000	JPMorgan Chase & Co., EMTN, 7.070%, 3/22/2014, (IDR)	412,953
7,000,000,000	JPMorgan Chase Bank NA, 7.700%, 6/01/2016, 144A, (IDR)	581,278
900,000	Merrill Lynch & Co., Inc., 6.050%, 5/16/2016	991,239
6,570,000	Merrill Lynch & Co., Inc., 6.110%, 1/29/2037	6,766,647
235,000	Merrill Lynch & Co., Inc., Series C, MTN, 5.000%, 1/15/2015	246,722
1,700,000	Merrill Lynch & Co., Inc., Series C, MTN, 6.050%, 6/01/2034	1,777,481
100,000	Morgan Stanley, 0.748%, 10/15/2015(b)	99,238
5,080,000	Morgan Stanley, 2.125%, 4/25/2018	4,951,212
2,714,000	Morgan Stanley, 3.750%, 2/25/2023	2,616,388
2,980,000	Morgan Stanley, 5.500%, 7/24/2020	3,289,261
2,625,000	Morgan Stanley, 5.750%, 1/25/2021	2,914,036
2,000,000	Morgan Stanley, 8.000%, 5/09/2017, (AUD)	2,062,389
100,000	Morgan Stanley, GMTN, 5.500%, 1/26/2020	110,656
2,000,000	Morgan Stanley, GMTN, 7.625%, 3/03/2016, (AUD)	2,000,799
3,430,000	Morgan Stanley, MTN, 4.100%, 5/22/2023	3,199,223
2,900,000	Morgan Stanley, MTN, 6.250%, 8/09/2026	3,244,146
600,000	Morgan Stanley, MTN, 7.250%, 5/26/2015, (AUD)	590,324
1,600,000	Morgan Stanley, Series F, GMTN, 5.625%, 9/23/2019	1,785,478
600,000	Morgan Stanley, Series F, MTN, 0.716%, 10/18/2016(b)	590,173
420,000	National City Bank of Indiana, 4.250%, 7/01/2018	447,845
3,550,000	Royal Bank of Scotland Group PLC, 6.125%, 12/15/2022	3,576,341
50,000	Royal Bank of Scotland PLC (The), EMTN, 4.350%, 1/23/2017, (EUR)	68,573

	Banking – continued
400,000	Royal Bank of Scotland PLC (The), EMTN, 6.934%, 4/09/2018, (EUR)	593,125
100,000	Royal Bank of Scotland PLC (The), EMTN, (fixed rate to 9/22/2016, variable rate thereafter), 4.625%, 9/22/2021, (EUR)	128,521
200,000	Santander Financial Issuances Ltd., 7.250%, 11/01/2015	213,573
825,000	Santander Holdings USA, Inc., 4.625%, 4/19/2016	874,154
100,000	Santander International Debt SAU, EMTN, 4.000%, 3/27/2017, (EUR)	142,385
400,000	Santander Issuances SAU, 5.911%, 6/20/2016, 144A	421,829
400,000	Santander Issuances SAU, (fixed rate to 8/11/2014, variable rate thereafter), 6.500%, 8/11/2019, 144A	406,143
2,000,000	Societe Generale S.A., (fixed rate to 12/19/2017, variable rate thereafter), 6.999%, (EUR)(h)	2,874,537
5,000,000	Societe Generale S.A., MTN, 5.200%, 4/15/2021, 144A	5,438,645
300,000	Standard Chartered Bank, 6.400%, 9/26/2017, 144A	342,039
4,500,000	Standard Chartered PLC, 5.500%, 11/18/2014, 144A	4,731,750

		94,531,563

	Brokerage – 1.4%
2,750,000	Cantor Fitzgerald LP, 6.375%, 6/26/2015, 144A	2,846,250
765,000	Cantor Fitzgerald LP, 7.875%, 10/15/2019, 144A(c)	792,158
2,715,000	Jefferies Group LLC, 5.125%, 1/20/2023	2,736,321
1,230,000	Jefferies Group LLC, 6.250%, 1/15/2036	1,180,299
575,000	Jefferies Group LLC, 6.450%, 6/08/2027	586,500
105,000	Jefferies Group LLC, 6.875%, 4/15/2021	116,463
1,530,000	Jefferies Group LLC, 8.500%, 7/15/2019	1,852,581

		10,110,572

	Building Materials – 1.3%
1,175,000	Masco Corp., 4.800%, 6/15/2015	1,227,875
730,000	Masco Corp., 5.850%, 3/15/2017	790,225
1,695,000	Masco Corp., 6.125%, 10/03/2016	1,875,094
1,330,000	Masco Corp., 6.500%, 8/15/2032	1,320,025
375,000	Masco Corp., 7.750%, 8/01/2029	414,190
3,300,000	Odebrecht Finance Ltd., 8.250%, 4/25/2018, 144A, (BRL)	1,235,471

See accompanying notes to financial statements.

61  |

Portfolio of Investments – as of September 30, 2013

Loomis Sayles Investment Grade Fixed Income Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Building Materials – continued
$251,000	Owens Corning, Inc., 6.500%, 12/01/2016	$280,157
2,255,000	Owens Corning, Inc., 7.000%, 12/01/2036	2,473,374

		9,616,411

	Chemicals – 0.2%
185,000	Methanex Corp., 5.250%, 3/01/2022	191,900
980,000	Methanex Corp., Senior Note, 6.000%, 8/15/2015	1,052,367

		1,244,267

	Collateralized Mortgage Obligations – 0.1%
675,000	Federal Home Loan Mortgage Corp., REMIC, Series 2912, Class EH, 5.500%, 1/15/2035	739,062
15,042	Federal National Mortgage Association, REMIC, 7.000%, 4/25/2020	16,638

		755,700

	Commercial Mortgage-Backed Securities – 3.2%
160,000	Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2005-6, Class A4, 5.358%, 9/10/2047(b)	171,234
600,000	Bear Stearns Commercial Mortgage Securities, Series 2006-PW13, Class A4, 5.540%, 9/11/2041	657,896
360,000	Bear Stearns Commercial Mortgage Securities, Series 2006-T24, Class A4, 5.537%, 10/12/2041	396,451
407,000	Bear Stearns Commercial Mortgage Securities, Series 2007-PW16, Class A4, 5.898%, 6/11/2040(b)	459,414
21,904	Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2006-CD2, Class A2, 5.408%, 1/15/2046	21,931
1,055,000	Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2007-CD4, Class A4, 5.322%, 12/11/2049	1,166,246
480,000	Commercial Mortgage Pass Through Certificates, Series 2006-C7, Class A4, 5.947%, 6/10/2046(b)	525,287
2,885,431	Credit Suisse Mortgage Capital Certificates, Series 2007-C3, Class A4, 5.872%, 6/15/2039(b)	3,174,661
2,030,000	Credit Suisse Mortgage Capital Certificates, Series 2007-C4, Class A4, 5.953%, 9/15/2039(b)	2,257,455

	Commercial Mortgage-Backed Securities – continued
685,000	Credit Suisse Mortgage Capital Certificates, Series 2007-C5, Class A4, 5.695%, 9/15/2040	765,015
3,125,000	Crown Castle Towers LLC, 6.113%, 1/15/2040, 144A	3,534,572
1,500,000	Greenwich Capital Commercial Funding Corp., Series 2007-GG11, Class A4, 5.736%, 12/10/2049	1,684,798
805,000	GS Mortgage Securities Corp. II, Series 2005-GG4, Class A4A, 4.751%, 7/10/2039	840,527
350,000	GS Mortgage Securities Corp. II, Series 2007-GG10, Class A4, 5.993%, 8/10/2045(b)	388,222
1,090,000	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2007-LD11, Class A4, 6.002%, 6/15/2049(b)	1,225,976
1,405,000	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2007-LDPX, Class A3, 5.420%, 1/15/2049	1,552,786
480,000	LB-UBS Commercial Mortgage Trust, Series 2005-C3, Class A5, 4.739%, 7/15/2030	500,444
380,000	LB-UBS Commercial Mortgage Trust, Series 2006-C4, Class A4, 6.055%, 6/15/2038(b)	418,210
390,000	LB-UBS Commercial Mortgage Trust, Series 2006-C6, Class A4, 5.372%, 9/15/2039	428,790
235,000	Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2006-2, Class A4, 6.086%, 6/12/2046(b)	258,726
350,000	Morgan Stanley Capital I, Series 2005-HQ6, Class A4A, 4.989%, 8/13/2042	368,818
425,000	Morgan Stanley Capital I, Series 2005-T19, Class A4A, 4.890%, 6/12/2047	449,075
250,000	Morgan Stanley Capital I, Series 2007-IQ14, Class A4, 5.692%, 4/15/2049	277,757
800,000	Morgan Stanley Capital I, Series 2008-T29, Class A4, 6.459%, 1/11/2043(b)	930,123
200,000	Wachovia Bank Commercial Mortgage Trust, Series 2006-C29, Class A4, 5.308%, 11/15/2048	220,035
400,000	Wachovia Bank Commercial Mortgage Trust, Series 2007-C30, Class A5, 5.342%, 12/15/2043	442,535
250,000	WF-RBS Commercial Mortgage Trust, Series 2011-C3, Class D, 5.721%, 3/15/2044, 144A(b)	241,158

		23,358,142

See accompanying notes to financial statements.

|  62

Portfolio of Investments – as of September 30, 2013

Loomis Sayles Investment Grade Fixed Income Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Consumer Products – 0.2%
$605,000	Hasbro, Inc., 6.600%, 7/15/2028	$651,171
780,000	Snap-on, Inc., 6.700%, 3/01/2019	906,649

		1,557,820

	Electric – 2.4%
1,349,850	Bruce Mansfield Unit, 6.850%, 6/01/2034	1,429,113
616,000	Cleveland Electric Illuminating Co. (The), 5.700%, 4/01/2017	677,455
555,000	Commonwealth Edison Co., 4.700%, 4/15/2015	587,703
3,400,000	EDP Finance BV, 4.900%, 10/01/2019, 144A	3,357,500
800,000	EDP Finance BV, 6.000%, 2/02/2018, 144A	828,000
600,000	EDP Finance BV, EMTN, 8.625%, 1/04/2024, (GBP)	1,095,672
1,000,000	Endesa S.A./Cayman Islands, 7.875%, 2/01/2027	1,188,880
900,000	Enel Finance International NV, 5.125%, 10/07/2019, 144A	938,978
5,412,000	Enel Finance International NV, 6.000%, 10/07/2039, 144A	4,928,221
700,000	Enel Finance International NV, 6.800%, 9/15/2037, 144A	698,278
1,152,000	Enel Finance International NV, EMTN, 5.750%, 9/14/2040, (GBP)	1,648,160
150,000	Iberdrola Finance Ireland Ltd., 3.800%, 9/11/2014, 144A	153,576

		17,531,536

	Financial Other – 1.2%
5,040,000	Aviation Capital Group Corp., 6.750%, 4/06/2021, 144A	5,320,038
2,500,000	National Life Insurance Co., 10.500%, 9/15/2039, 144A	3,512,032

		8,832,070

	Government Guaranteed – 1.5%
1,000,000	Instituto de Credito Oficial, EMTN, 4.530%, 3/17/2016, (CAD)	986,933
2,500,000	Instituto de Credito Oficial, MTN, 6.125%, 2/27/2014, (AUD)	2,320,029
7,000,000	Japan Bank for International Cooperation (Japan), 2.300%, 3/19/2018, (CAD)	6,706,830
970,000	Queensland Treasury Corp., 7.125%, 9/18/2017, 144A, (NZD)	883,325

		10,897,117

	Government Owned – No Guarantee – 1.2%
2,565,000	Abu Dhabi National Energy Co., 7.250%, 8/01/2018, 144A	3,033,113
4,500,000	DP World Ltd., 6.850%, 7/02/2037, 144A	4,522,500

	Government Owned – No Guarantee – continued
9,000,000,000	Export-Import Bank of Korea, 6.600%, 11/04/2013, 144A, (IDR)	768,653
10,400,000,000	Export-Import Bank of Korea, 8.300%, 3/15/2014, 144A, (IDR)	876,770

		9,201,036

	Health Insurance – 0.0%
20,000	CIGNA Corp., 7.875%, 5/15/2027	24,844

	Healthcare – 0.7%
855,000	Boston Scientific Corp., 6.000%, 1/15/2020	977,829
55,000	HCA, Inc., 5.875%, 3/15/2022	56,513
3,065,000	HCA, Inc., 5.875%, 5/01/2023	3,011,363
95,000	HCA, Inc., 6.375%, 1/15/2015	100,225
100,000	HCA, Inc., 7.050%, 12/01/2027	95,750
190,000	HCA, Inc., 7.190%, 11/15/2015	207,575
75,000	HCA, Inc., 7.500%, 12/15/2023	76,500
175,000	HCA, Inc., 7.690%, 6/15/2025	179,156
305,000	HCA, Inc., 8.360%, 4/15/2024	327,875
10,000	HCA, Inc., MTN, 7.580%, 9/15/2025	10,150
305,000	HCA, Inc., MTN, 7.750%, 7/15/2036	298,900

		5,341,836

	Home Construction – 0.6%
3,340,000	Pulte Group, Inc., 6.000%, 2/15/2035	2,872,400
1,455,000	Pulte Group, Inc., 6.375%, 5/15/2033	1,298,587

		4,170,987

	Hybrid ARMs – 0.0%
40,638	FNMA, 1.909%, 2/01/2037(b)	43,069
82,172	FNMA, 2.693%, 9/01/2036(b)	87,619

		130,688

	Independent Energy – 1.3%
1,195,000	Anadarko Petroleum Corp., 6.375%, 9/15/2017	1,389,160
60,000	Chesapeake Energy Corp., 6.625%, 8/15/2020	64,500
55,000	Chesapeake Energy Corp., 6.875%, 11/15/2020	59,400
3,000,000	EQT Corp., 8.125%, 6/01/2019	3,639,819
2,150,000	Equitable Resources, Inc., 6.500%, 4/01/2018	2,436,193

See accompanying notes to financial statements.

63  |

Portfolio of Investments – as of September 30, 2013

Loomis Sayles Investment Grade Fixed Income Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Independent Energy – continued
$1,735,000	Newfield Exploration Co., 5.625%, 7/01/2024	$1,678,612

		9,267,684

	Industrial Other – 0.2%
1,150,000	Worthington Industries, Inc., 6.500%, 4/15/2020	1,237,343

	Life Insurance – 1.9%
1,600,000	American International Group, Inc., 6.250%, 3/15/2087	1,568,000
2,600,000	American International Group, Inc., (fixed rate to 5/15/2038, variable rate thereafter), 8.175%, 5/15/2068	3,043,300
390,000	American International Group, Inc., Series G, MTN, 5.850%, 1/16/2018	443,460
110,000	American International Group, Inc., Series MP, MTN, 5.450%, 5/18/2017	122,960
2,355,000	Forethought Financial Group, Inc., 8.625%, 4/15/2021, 144A	2,609,809
2,620,000	NLV Financial Corp., 7.500%, 8/15/2033, 144A	2,654,369
2,885,000	Penn Mutual Life Insurance Co. (The), 7.625%, 6/15/2040, 144A	3,721,944

		14,163,842

	Local Authorities – 2.6%
3,740,000	Autonomous Community of Madrid Spain, 4.300%, 9/15/2026, 144A, (EUR)	4,463,192
100,000	City of Madrid, Spain, 4.550%, 6/16/2036, (EUR)	99,775
4,635,000	Manitoba (Province of), GMTN, 6.375%, 9/01/2015, (NZD)	4,024,542
4,495,000	New South Wales Treasury Corp., 6.000%, 2/01/2018, (AUD)	4,610,566
4,000,000	New South Wales Treasury Corp., Series 17RG, 5.500%, 3/01/2017, (AUD)	4,004,161
177,208	Province of Alberta, 5.930%, 9/16/2016, (CAD)	186,988
1,185,000	Province of Quebec, Canada, Series QC, 6.750%, 11/09/2015, (NZD)	1,039,596
670,000	Queensland Treasury Corp., Series 14, 5.750%, 11/21/2014, (AUD)	646,816

		19,075,636

	Lodging – 0.2%
1,480,000	Wyndham Worldwide Corp., 6.000%, 12/01/2016	1,637,688

	Media Non-Cable – 0.3%
24,000,000	Grupo Televisa SAB, EMTN, 7.250%, 5/14/2043, (MXN)	1,547,190

	Media Non-Cable – continued
240,000	News America, Inc., 8.150%, 10/17/2036	302,126
580,000	R.R. Donnelley & Sons Co., 8.250%, 3/15/2019	643,800

		2,493,116

	Metals & Mining – 1.2%
420,000	ArcelorMittal, 6.750%, 2/25/2022	442,050
2,305,000	ArcelorMittal, 7.250%, 3/01/2041	2,109,075
510,000	ArcelorMittal, 7.500%, 10/15/2039	483,225
3,480,000	Plains Exploration & Production Co., 6.500%, 11/15/2020	3,733,772
2,070,000	United States Steel Corp., 7.500%, 3/15/2022	2,116,575

		8,884,697

	Mortgage Related – 0.0%
2,384	FHLMC, 10.000%, with various maturities in 2018(d)	2,704
6,322	FNMA, 6.000%, 12/01/2018	6,904
12,600	GNMA, 10.000%, with various maturities in 2018(d)	12,857

		22,465

	Non-Captive Consumer – 2.2%
5,660,000	SLM Corp., 5.500%, 1/25/2023	5,182,217
170,000	SLM Corp., MTN, 4.625%, 9/25/2017	172,125
1,820,000	SLM Corp., MTN, 7.250%, 1/25/2022	1,851,850
240,000	SLM Corp., Series A, MTN, 5.000%, 4/15/2015	249,600
1,295,000	SLM Corp., Series A, MTN, 5.625%, 8/01/2033	1,010,100
2,260,000	SLM Corp., Series A, MTN, 8.450%, 6/15/2018	2,548,150
2,005,000	Springleaf Finance Corp., 7.750%, 10/01/2021, 144A	2,080,187
805,000	Springleaf Finance Corp., 8.250%, 10/01/2023, 144A	837,200
1,300,000	Springleaf Finance Corp., Series J, MTN, 6.500%, 9/15/2017	1,339,000
805,000	Springleaf Finance Corp., Series J, MTN, 6.900%, 12/15/2017	841,225

		16,111,654

	Non-Captive Diversified – 3.7%
820,000	General Electric Capital Australia Funding Pty Ltd., 7.000%, 10/08/2015, (AUD)	816,037
85,000	General Electric Capital Corp., GMTN, 3.100%, 1/09/2023	79,516

See accompanying notes to financial statements.

|  64

Portfolio of Investments – as of September 30, 2013

Loomis Sayles Investment Grade Fixed Income Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Non-Captive Diversified – continued
16,985,000	General Electric Capital Corp., GMTN, 4.250%, 1/17/2018, (NZD)	$13,762,759
470,000	General Electric Capital Corp., Series A, EMTN, 6.750%, 9/26/2016, (NZD)	411,329
790,000	General Electric Capital Corp., Series A, GMTN, 5.500%, 2/01/2017, (NZD)	670,125
2,205,000	General Electric Capital Corp., Series A, GMTN, 7.625%, 12/10/2014, (NZD)	1,912,487
655,000	General Electric Capital Corp., Series A, MTN, 0.568%, 5/13/2024(b)	612,011
5,650,000	General Electric Capital Corp., Series A, MTN, 6.500%, 9/28/2015, (NZD)	4,897,371
40,000	International Lease Finance Corp., 3.875%, 4/15/2018	38,650
175,000	International Lease Finance Corp., 5.875%, 4/01/2019	182,195
25,000	International Lease Finance Corp., 5.875%, 8/15/2022	24,625
3,550,000	International Lease Finance Corp., 6.250%, 5/15/2019	3,727,500
275,000	International Lease Finance Corp., Series R, MTN, 5.650%, 6/01/2014	281,187

		27,415,792

	Oil Field Services – 0.2%
1,090,000	Rowan Cos., Inc., 7.875%, 8/01/2019	1,313,857

	Paper – 0.3%
1,500,000	Georgia-Pacific LLC, 7.250%, 6/01/2028	1,830,483
230,000	Mead Corp. (The), 7.550%, 3/01/2047(c)	233,885
175,000	Westvaco Corp., 8.200%, 1/15/2030	205,527

		2,269,895

	Pipelines – 0.7%
210,000	DCP Midstream LP, 6.450%, 11/03/2036, 144A	218,442
200,000	Florida Gas Transmission Co., 7.900%, 5/15/2019, 144A	249,250
800,000	IFM US Colonial Pipeline 2 LLC, 6.450%, 5/01/2021, 144A	840,612
820,000	NGPL PipeCo LLC, 7.119%, 12/15/2017, 144A	723,650
2,000,000	NiSource Finance Corp., 6.125%, 3/01/2022	2,252,660
810,000	Southern Natural Gas Co., 5.900%, 4/01/2017, 144A	920,819

		5,205,433

	Property & Casualty Insurance – 0.9%
$1,695,000	Hanover Insurance Group, Inc. (The), 7.500%, 3/01/2020	$1,918,218
115,000	MBIA Insurance Corp., 11.528%, 1/15/2033, 144A(b)(e)	77,050
150,000	Progressive Corp., 7.000%, 10/01/2013	150,000
220,000	White Mountains Re Group Ltd., 6.375%, 3/20/2017, 144A	240,539
2,015,000	XL Group PLC, 6.250%, 5/15/2027	2,266,317
1,595,000	XL Group PLC, 6.375%, 11/15/2024	1,829,061

		6,481,185

	Railroads – 0.0%
190,000	Missouri Pacific Railroad Co., 5.000%, 1/01/2045(c)	157,700

	Refining – 0.1%
750,000	Reliance Holdings USA, Inc., 5.400%, 2/14/2022, 144A	751,586

	REITs – Office Property – 0.2%
80,000	Highwoods Properties, Inc., 5.850%, 3/15/2017	88,054
1,075,000	Highwoods Properties, Inc., 7.500%, 4/15/2018	1,262,675

		1,350,729

	REITs – Shopping Centers – 0.4%
1,000,000	Equity One, Inc., 6.000%, 9/15/2017	1,116,888
1,350,000	Federal Realty Investment Trust, 5.650%, 6/01/2016	1,495,444

		2,612,332

	REITs – Single Tenant – 0.1%
95,000	Realty Income Corp., 5.750%, 1/15/2021	104,875
405,000	Realty Income Corp., 6.750%, 8/15/2019	477,778

		582,653

	REITs – Warehouse/Industrials – 0.2%
55,000	ProLogis LP, 5.625%, 11/15/2015	58,951
240,000	ProLogis LP, 5.625%, 11/15/2016	265,588
265,000	ProLogis LP, 5.750%, 4/01/2016	291,556
785,000	ProLogis LP, 7.375%, 10/30/2019	962,204

		1,578,299

	Restaurants – 0.1%
610,000	Darden Restaurants, Inc., 6.000%, 8/15/2035	590,351

	Retailers – 0.0%
93,000	J.C. Penney Corp., Inc., 6.375%, 10/15/2036	64,868

See accompanying notes to financial statements.

65  |

Portfolio of Investments – as of September 30, 2013

Loomis Sayles Investment Grade Fixed Income Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Sovereigns – 1.3%
5,250,000	Republic of Brazil, 8.500%, 1/05/2024, (BRL)	$2,140,222
3,100,000	Republic of Croatia, 6.750%, 11/05/2019, 144A	3,305,375
3,200,000	Republic of Iceland, 5.875%, 5/11/2022, 144A	3,288,000
85,235,000	Republic of Iceland, 6.000%, 10/13/2016, (ISK)	494,987
51,425,000	Republic of Iceland, 7.250%, 10/26/2022, (ISK)	303,235
64,890,000	Republic of Iceland, 8.750%, 2/26/2019, (ISK)	411,490

		9,943,309

	Supermarkets – 0.4%
225,000	Delhaize Group S.A., 5.700%, 10/01/2040	219,792
260,000	New Albertson’s, Inc., 7.450%, 8/01/2029	208,650
1,340,000	New Albertson’s, Inc., 8.000%, 5/01/2031	1,102,150
115,000	New Albertson’s, Inc., 8.700%, 5/01/2030	97,894
1,400,000	SUPERVALU, Inc., 6.750%, 6/01/2021, 144A	1,330,000

		2,958,486

	Supranational – 1.0%
4,000,000	European Bank for Reconstruction & Development, EMTN, 9.000%, 4/28/2014, (BRL)	1,802,825
4,375,000	Inter-American Development Bank, EMTN, 6.000%, 12/15/2017, (NZD)	3,832,724
3,430,000	International Finance Corp., GMTN, 5.000%, 12/21/2015, (BRL)	1,421,338

		7,056,887

	Technology – 1.3%
810,000	Corning, Inc., 7.000%, 5/15/2024	970,487
3,565,000	Corning, Inc., 7.250%, 8/15/2036	4,274,945
3,550,000	Ingram Micro, Inc., 5.250%, 9/01/2017	3,769,844
49,000	Motorola Solutions, Inc., 6.625%, 11/15/2037	49,845
375,000	Samsung Electronics Co. Ltd., 7.700%, 10/01/2027, 144A	454,484

		9,519,605

	Tobacco – 0.1%
735,000	Reynolds American, Inc., 6.750%, 6/15/2017	849,223

	Transportation Services – 0.3%
100,000	APL Ltd., 8.000%, 1/15/2024(c)	93,520

	Transportation Services – continued
$1,189,968	Atlas Air Pass Through Trust, Series 1998-1, Class B, 7.680%, 7/02/2015(f)	$1,210,793
945,000	Erac USA Finance Co., 6.700%, 6/01/2034, 144A	1,068,483

		2,372,796

	Treasuries – 30.1%
10,935,000	Canadian Government, 2.500%, 6/01/2015, (CAD)	10,852,832
130,000	Canadian Government, 2.750%, 9/01/2016, (CAD)	130,974
40,000,000	Canadian Government, 3.000%, 12/01/2015, (CAD)	40,294,355
31,580,000	Canadian Government, 3.750%, 6/01/2019, (CAD)	33,503,527
1,000,000	Canadian Government, 4.000%, 6/01/2016, (CAD)	1,038,901
50,000	Italy Buoni Poliennali Del Tesoro, 5.000%, 8/01/2034, (EUR)	67,596
50,000	Italy Buoni Poliennali Del Tesoro, 5.250%, 11/01/2029, (EUR)	70,187
50,000	Italy Buoni Poliennali Del Tesoro, 5.750%, 2/01/2033, (EUR)	73,783
372,000(††)	Mexican Fixed Rate Bonds, Series M-20, 8.000%, 12/07/2023, (MXN)	3,248,727
37,995,000	Norwegian Government Bond, 4.250%, 5/19/2017, (NOK)	6,821,503
39,665,000	Norwegian Government Bond, 5.000%, 5/15/2015, (NOK)	6,944,470
410,000	Portugal Obrigacoes do Tesouro OT, 3.850%, 4/15/2021, 144A, (EUR)	462,190
100,000	Portugal Obrigacoes do Tesouro OT, 4.800%, 6/15/2020, 144A, (EUR)	121,552
1,850,000	Portugal Obrigacoes do Tesouro OT, 4.950%, 10/25/2023, 144A, (EUR)	2,172,407
17,855,000	U.S. Treasury Bond, 2.750%, 11/15/2042	14,777,798
20,000,000	U.S. Treasury Bond, 2.875%, 5/15/2043	16,975,000
29,795,000	U.S. Treasury Note, 0.125%, 12/31/2014	29,779,864
14,885,000	U.S. Treasury Note, 0.250%, 10/15/2015	14,857,091
13,670,000	U.S. Treasury Note, 0.250%, 12/15/2015	13,630,480
26,990,000	U.S. Treasury Note, 0.375%, 11/15/2015	26,992,105

		222,815,342

	Wireless – 0.2%
14,000,000	America Movil SAB de CV, 6.450%, 12/05/2022, (MXN)	1,001,269
234,000	Sprint Capital Corp., 6.875%, 11/15/2028	208,845

See accompanying notes to financial statements.

|  66

Portfolio of Investments – as of September 30, 2013

Loomis Sayles Investment Grade Fixed Income Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Wireless – continued
$120,000	Sprint Capital Corp., 6.900%, 5/01/2019	$123,300
366,000	Sprint Communications, Inc., 6.000%, 12/01/2016	387,960

		1,721,374

	Wirelines – 2.7%
2,000,000	BellSouth Telecommunications, Inc., 5.850%, 11/15/2045	1,857,868
2,870,000	CenturyLink, Inc., 6.450%, 6/15/2021	2,855,650
245,000	CenturyLink, Inc., Series G, 6.875%, 1/15/2028	222,950
2,265,000	CenturyLink, Inc., Series P, 7.600%, 9/15/2039	2,021,513
1,220,000	Embarq Corp., 7.995%, 6/01/2036	1,242,047
300,000	Portugal Telecom International Finance BV, EMTN, 4.500%, 6/16/2025, (EUR)	357,964
100,000	Portugal Telecom International Finance BV, EMTN, 5.000%, 11/04/2019, (EUR)	135,961
500,000	Qwest Capital Funding, Inc., 6.500%, 11/15/2018	540,000
2,875,000	Qwest Corp., 6.875%, 9/15/2033	2,785,001
1,880,000	Telecom Italia Capital S.A., 6.000%, 9/30/2034	1,546,212
150,000	Telefonica Emisiones SAU, 4.570%, 4/27/2023	143,847
500,000	Telefonica Emisiones SAU, EMTN, 5.445%, 10/08/2029, (GBP)	767,463
1,700,000	Telefonica Emisiones SAU, EMTN, 5.597%, 3/12/2020, (GBP)	2,887,680
2,170,000	Verizon New England, Inc., 7.875%, 11/15/2029	2,531,537
275,000	Verizon Pennsylvania, Inc., 6.000%, 12/01/2028	267,585

		20,163,278

	Total Non-Convertible Bonds
	(Identified Cost $593,529,712)	638,720,884

Convertible Bonds – 3.6%

	Automotive – 0.3%
1,035,000	Ford Motor Co., 4.250%, 11/15/2016	2,044,772

	Independent Energy – 0.3%
1,875,000	Chesapeake Energy Corp., 2.500%, 5/15/2037	1,842,187
690,000	Chesapeake Energy Corp., 2.750%, 11/15/2035	712,425

		2,554,612

	Life Insurance – 1.4%
$8,995,000	Old Republic International Corp., 3.750%, 3/15/2018	$10,630,966

	Metals & Mining – 0.2%
1,120,000	United States Steel Corp., 2.750%, 4/01/2019	1,239,700

	Technology – 1.4%
3,505,000	Intel Corp., 2.950%, 12/15/2035	3,794,163
4,700,000	Intel Corp., 3.250%, 8/01/2039	5,819,187
530,000	Lam Research Corp., Series B, 1.250%, 5/15/2018	637,656

		10,251,006

	Total Convertible Bonds
	(Identified Cost $22,023,041)	26,721,056

Municipals – 0.8%

	Illinois – 0.4%
1,105,000	State of Illinois, 5.100%, 6/01/2033	979,726
2,245,000	State of Illinois, Series B, 5.520%, 4/01/2038	1,865,191

		2,844,917

	Michigan – 0.1%
980,000	Michigan Tobacco Settlement Finance Authority Taxable Turbo, Series A, 7.309%, 6/01/2034	772,377

	Ohio – 0.1%
590,000	Buckeye Tobacco Settlement Financing Authority, Series A-2, 5.875%, 6/01/2047	441,173

	Virginia – 0.2%
2,740,000	Virginia Tobacco Settlement Financing Corp., Series A-1, 6.706%, 6/01/2046	1,897,012

	Total Municipals
	(Identified Cost $7,375,139)	5,955,479

	Total Bonds and Notes
	(Identified Cost $622,927,892)	671,397,419

Senior Loans – 0.7%

	Media Cable – 0.3%
2,483,775	CSC Holdings, Inc., New Term Loan B, 2.679%, 4/17/2020(b)	2,453,076

	Non-Captive Diversified – 0.4%
2,475,000	Flying Fortress, Inc., New Term Loan, 3.500%, 6/30/2017(b)	2,469,852

	Total Senior Loans
	(Identified Cost $4,947,112)	4,922,928

See accompanying notes to financial statements.

67  |

Portfolio of Investments – as of September 30, 2013

Loomis Sayles Investment Grade Fixed Income Fund – continued

Shares	Description	Value (†)

Common Stocks – 3.3%

	Biotechnology – 0.1%
13,708	Vertex Pharmaceuticals, Inc.(e)	$1,039,340

	Chemicals – 0.7%
31,080	PPG Industries, Inc.	5,192,225

	Electronic Equipment, Instruments & Components – 1.9%
950,000	Corning, Inc.	13,860,500

	Oil, Gas & Consumable Fuels – 0.6%
85,496	Repsol YPF S.A., Sponsored ADR	2,112,606
34,819	Royal Dutch Shell PLC, ADR	2,286,912

		4,399,518

	Total Common Stocks
	(Identified Cost $19,174,986)	24,491,583

Preferred Stocks – 1.0%

Convertible Preferred Stocks – 0.5%

	Independent Energy – 0.1%
4,893	Chesapeake Energy Corp., 5.000%	454,560

	Metals & Mining – 0.2%
68,880	ArcelorMittal, 6.000%	1,480,231

	Non-Captive Diversified – 0.1%
940	Bank of America Corp., Series L, 7.250%	1,015,200

	Pipelines – 0.1%
20,775	El Paso Energy Capital Trust I, 4.750%	1,166,101

	Total Convertible Preferred Stocks
	(Identified Cost $3,694,395)	4,116,092

Non-Convertible Preferred Stocks – 0.5%

	Banking – 0.0%
161	Ally Financial, Inc., Series G, 7.000%, 144A	153,835

	Electric – 0.1%
263	Connecticut Light & Power Co., 2.200%	11,835
100	San Diego Gas & Electric Co., 4.500%	2,130
3,160	Union Electric Co., 4.500%	299,410

		313,375

	Government Sponsored – 0.4%
3,000	Falcons Funding Trust I, (Step to 10.875% on 3/15/2015, variable rate after 3/15/2020), 8.875%, 144A(g)	$3,116,250

	Total Non-Convertible Preferred Stocks
	(Identified Cost $3,216,270)	3,583,460

	Total Preferred Stocks
	(Identified Cost $6,910,665)	7,699,552

Principal Amount (‡)

Short-Term Investments – 3.0%
$34,595	Repurchase Agreement with State Street Bank and Trust Company, dated 9/30/2013 at 0.000%, to be repurchased at $34,595 on 10/01/2013 collateralized by $40,000 Federal National Mortgage Association, 2.080% due 11/02/2022 valued at $37,167 including accrued interest (Note 2 of Notes to Financial Statements)	34,595
22,357,709	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/30/2013 at 0.000% to be repurchased at $22,357,709 on 10/01/2013 collateralized by $23,155,000 U.S. Treasury Note, 0.625% due 8/31/2017 valued at $22,807,675 including accrued interest (Note 2 of Notes to Financial Statements)	22,357,709

	Total Short-Term Investments
	(Identified Cost $22,392,304)	22,392,304

	Total Investments – 98.8%
	(Identified Cost $676,352,959)(a)	730,903,786
	Other assets less liabilities—1.2%	8,982,456

	Net Assets – 100.0%	$739,886,242

(‡)	Principal Amount stated in U.S. dollars unless otherwise noted.
(†)	See Note 2 of Notes to Financial Statements.
(††)	Amount shown represents units. One unit represents a principal amount of 100.
(a)	Federal Tax Information:
	At September 30, 2013, the net unrealized appreciation on investments based on a cost of $680,596,618 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$63,600,429
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(13,293,261)

	Net unrealized appreciation	$50,307,168

See accompanying notes to financial statements.

|  68

Portfolio of Investments – as of September 30, 2013

Loomis Sayles Investment Grade Fixed Income Fund – continued

(b)	Variable rate security. Rate as of September 30, 2013 is disclosed.
(c)	Illiquid security. At September 30, 2013, the value of these securities amounted to $1,366,534 or 0.2% of net assets.
(d)	The Fund’s investment in mortgage related securities of Federal Home Loan Mortgage Corporation and Government National Mortgage Association are interests in separate pools of mortgages. All separate investments in securities of each issuer which have the same coupon rate have been aggregated for the purpose of presentation in the Portfolio of Investments.
(e)	Non-income producing security.
(f)	Fair valued by the Fund’s investment adviser. At September 30, 2013, the value of this security amounted to $1,210,793 or 0.2% of net assets.
(g)	Coupon rate is a fixed rate for an initial period then resets at a specified date and rate.
(h)	Perpetual bond with no specified maturity date.

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2013, the value of Rule 144A holdings amounted to $106,661,198 or 14.4% of net assets.
ADR	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs may be significantly influenced by trading on exchanges not located in the United States.
ABS	Asset-Backed Securities
ARMs	Adjustable Rate Mortgages
EMTN	Euro Medium Term Note
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GMTN	Global Medium Term Note
GNMA	Government National Mortgage Association
MTN	Medium Term Note
REITs	Real Estate Investment Trusts
REMIC	Real Estate Mortgage Investment Conduit

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
EUR	Euro
GBP	British Pound
IDR	Indonesian Rupiah
ISK	Icelandic Krona
KRW	South Korean Won
MXN	Mexican Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
Industry Summary at September 30, 2013 (Unaudited)

Treasuries	30.1%
Banking	12.8
Non-Captive Diversified	4.2
Airlines	3.7
Life Insurance	3.3
Commercial Mortgage-Backed Securities	3.2
Wirelines	2.7
Technology	2.7
Local Authorities	2.6
Electric	2.5
Non-Captive Consumer	2.2
Other Investments, less than 2% each	25.8
Short-Term Investments	3.0

Total Investments	98.8
Other assets less liabilities	1.2

Net Assets	100.0%

Currency Exposure Summary at September 30, 2013 (Unaudited)

United States Dollar	71.0%
Canadian Dollar	13.4
New Zealand Dollar	4.8
Australian Dollar	2.4
Other, less than 2% each	7.2

Total Investments	98.8
Other assets less liabilities	1.2

Net Assets	100.0%

See accompanying notes to financial statements.

69  |

Statements of Assets and Liabilities

September 30, 2013

	Fixed Income Fund	Global Bond Fund	Inflation Protected Securities Fund
ASSETS
Investments at cost	$1,050,492,457	$2,561,094,521	$24,081,900
Net unrealized appreciation (depreciation)	123,445,909	(25,544,581)	(1,328,504)

Investments at value	1,173,938,366	2,535,549,940	22,753,396
Cash	—	—	80,727
Foreign currency at value (identified cost $338,011, $47,752,019 and $0)	344,549	47,561,909	—
Receivable for Fund shares sold	—	6,162,030	23,837
Receivable from investment adviser (Note 6)	—	—	6,782
Receivable for securities sold	3,246,769	25,004,265	—
Receivable for delayed delivery securities sold (Note 2)	—	98,502,801	—
Collateral received for open forward foreign currency contracts and swaptions (Notes 2 and 4)	—	415,000	640,000
Dividends and interest receivable	15,449,898	24,259,930	28,676
Unrealized appreciation on forward foreign currency contracts (Note 2)	—	1,805,430	—
Tax reclaims receivable	24,748	15,780	—
Receivable for variation margin on futures contracts (Note 2)	—	32,613	—

TOTAL ASSETS	1,193,004,330	2,739,309,698	23,533,418

LIABILITIES
Swaptions written, at value (premiums received $0, $0 and $927,461) (Note 2)	—	—	838,271
Payable for securities purchased	144,313	27,706,679	—
Payable for delayed delivery securities purchased (Note 2)	—	232,969,594	—
Payable for Fund shares redeemed	45,394	2,085,243	—
Unrealized depreciation on forward foreign currency contracts (Note 2)	—	6,491,585	—
Foreign taxes payable (Note 2)	53,277	—	—
Due to brokers (Note 2)	—	415,000	640,000
Payable for variation margin on futures contracts (Note 2)	—	—	211
Management fees payable (Note 6)	483,115	1,036,772	—
Deferred Trustees’ fees (Note 6)	144,323	244,307	76,239
Administrative fees payable (Note 6)	42,782	88,382	735
Payable to distributor (Note 6d)	—	43,065	133
Other accounts payable and accrued expenses	63,251	241,288	45,045

TOTAL LIABILITIES	976,455	271,321,915	1,600,634

NET ASSETS	$1,192,027,875	$2,467,987,783	$21,932,784

NET ASSETS CONSIST OF:
Paid-in capital	$1,013,955,009	$2,464,866,136	$23,161,822
Undistributed (Distributions in excess of) net investment income	42,333,844	19,874,427	(69,915)
Accumulated net realized gain on investments, futures contracts, swaptions written, swap agreements and foreign currency transactions	12,303,922	14,465,694	83,923
Net unrealized appreciation (depreciation) on investments, futures contracts, swaptions written and foreign currency translations	123,435,100	(31,218,474)	(1,243,046)

NET ASSETS	$1,192,027,875	$2,467,987,783	$21,932,784

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Institutional Class:
Net assets	$1,192,027,875	$1,669,103,068	$18,433,674

Shares of beneficial interest	79,605,971	100,788,930	1,733,061

Net asset value, offering and redemption price per share	$14.97	$16.56	$10.64

Retail Class:
Net assets	$—	$798,334,863	$3,499,110

Shares of beneficial interest	—	48,682,448	329,712

Net asset value, offering and redemption price per share	$—	$16.40	$10.61

Class N shares:
Net assets	$—	$549,852	$—

Shares of beneficial interest	—	33,204	—

Net asset value, offering and redemption price per share	$—	$16.56	$—

See accompanying notes to financial statements.

|  70

Statements of Assets and Liabilities – continued

September 30, 2013

	Institutional High Income Fund	Intermediate Duration Bond Fund	Investment Grade Fixed Income Fund
ASSETS
Investments at cost	$574,530,987	$71,895,287	$676,352,959
Net unrealized appreciation	76,092,066	540,305	54,550,827

Investments at value	650,623,053	72,435,592	730,903,786
Cash	2,343	—	2,702
Foreign currency at value (identified cost $756,877, $0 and $186,093)	758,396	—	187,933
Receivable for Fund shares sold	6,865	3,437	—
Receivable for securities sold	4,291,238	512,438	790,635
Dividends and interest receivable	9,889,538	360,104	8,394,617
Tax reclaims receivable	10,720	16	39,376

TOTAL ASSETS	665,582,153	73,311,587	740,319,049

LIABILITIES
Payable for securities purchased	162,207	917,813	2,702
Payable for Fund shares redeemed	—	124,970	—
Foreign taxes payable (Note 2)	48,042	—	—
Management fees payable (Note 6)	324,938	9,290	242,945
Deferred Trustees’ fees (Note 6)	101,044	79,828	109,617
Administrative fees payable (Note 6)	23,978	2,753	26,894
Payable to distributor (Note 6d)	73	49	—
Other accounts payable and accrued expenses	55,927	151,623	50,649

TOTAL LIABILITIES	716,209	1,286,326	432,807

NET ASSETS	$664,865,944	$72,025,261	$739,886,242

NET ASSETS CONSIST OF:
Paid-in capital	$530,730,653	$72,279,246	$680,560,495
Undistributed (Distributions in excess of) net investment income	25,962,240	(54,211)	280,247
Accumulated net realized gain (loss) on investments and foreign currency transactions	32,132,492	(740,079)	4,482,399
Net unrealized appreciation on investments and foreign currency translations	76,040,559	540,305	54,563,101

NET ASSETS	$664,865,944	$72,025,261	$739,886,242

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Institutional Class:
Net assets	$664,865,944	$66,424,490	$739,886,242

Shares of beneficial interest	80,694,941	6,429,639	57,721,568

Net asset value, offering and redemption price per share	$8.24	$10.33	$12.82

Retail Class:
Net assets	$—	$5,600,771	$—

Shares of beneficial interest	—	541,910	—

Net asset value, offering and redemption price per share	$—	$10.34	$—

See accompanying notes to financial statements.

71  |

Statements of Operations

For the Year Ended September 30, 2013

	Fixed Income Fund	Global Bond Fund	Inflation Protected Securities Fund
INVESTMENT INCOME
Interest	$57,540,884	$68,993,661	$245,061
Dividends	3,994,639	582,950	8,816
Less net foreign taxes withheld	(104,741)	—	—

	61,430,782	69,576,611	253,877

Expenses
Management fees (Note 6)	5,894,291	13,742,112	61,735
Distribution fees (Note 6)	—	2,298,941	8,234
Administrative fees (Note 6)	521,498	1,137,540	10,926
Trustees’ fees and expenses (Note 6)	50,428	83,989	24,147
Transfer agent fees and expenses (Notes 6 and 7)	5,196	3,512,868	14,607
Audit and tax services fees	47,211	50,150	42,787
Custodian fees and expenses	101,887	277,882	19,736
Legal fees	15,839	34,725	339
Registration fees	35,751	97,202	41,019
Shareholder reporting expenses	4,370	569,661	3,321
Miscellaneous expenses	35,557	67,843	8,762

Total expenses	6,712,028	21,872,913	235,613
Less waiver and/or expense reimbursement (Note 6)	—	(495,527)	(128,467)

Net expenses	6,712,028	21,377,386	107,146

Net investment income	54,718,754	48,199,225	146,731

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS, SWAPTIONS WRITTEN, SWAP AGREEMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investments	21,851,865	56,123,718	731,037
Futures contracts	—	8,790,298	9,771
Swaptions written	—	—	(287,385)
Swap agreements	—	—	(17,000)
Foreign currency transactions	(206,797)	14,088,737	—
Net change in unrealized appreciation (depreciation) on:
Investments	599,808	(180,516,163)	(2,153,048)
Futures contracts	—	(744,983)	(2,992)
Swaptions written	—	—	157,922
Foreign currency translations	(2,586)	(5,169,283)	—

Net realized and unrealized gain (loss) on investments, futures contracts, swaptions written, swap agreements and foreign currency transactions	22,242,290	(107,427,676)	(1,561,695)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$76,961,044	$(59,228,451)	$(1,414,964)

See accompanying notes to financial statements.

|  72

Statements of Operations – continued

For the Year Ended September 30, 2013

	Institutional High Income Fund	Intermediate Duration Bond Fund	Investment Grade Fixed Income Fund
INVESTMENT INCOME
Interest	$39,403,200	$1,962,467	$30,373,993
Dividends	2,948,282	—	1,151,656
Less net foreign taxes withheld	(69,377)	—	(34,542)

	42,282,105	1,962,467	31,491,107

Expenses
Management fees (Note 6)	3,940,399	206,687	3,003,867
Distribution fees (Note 6)	—	15,385	—
Administrative fees (Note 6)	290,517	36,572	332,211
Trustees’ fees and expenses (Note 6)	37,289	25,504	39,696
Transfer agent fees and expenses (Notes 6 and 7)	11,106	8,631	3,029
Audit and tax services fees	45,430	42,581	43,890
Custodian fees and expenses	84,918	22,675	52,368
Legal fees	8,790	1,112	10,097
Registration fees	36,422	43,611	43,173
Shareholder reporting expenses	5,935	1,933	2,658
Miscellaneous expenses	24,935	10,170	25,772

Total expenses	4,485,741	414,861	3,556,761
Less waiver and/or expense reimbursement (Note 6)	—	(68,435)	—

Net expenses	4,485,741	346,426	3,556,761

Net investment income	37,796,364	1,616,041	27,934,346

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investments	37,491,599	96,581	11,378,845
Foreign currency transactions	(76,497)	—	(11,292)
Net change in unrealized appreciation (depreciation) on:
Investments	11,250,594	(2,173,632)	(24,110,480)
Foreign currency translations	(2,225)	—	(26,004)

Net realized and unrealized gain (loss) on investments and foreign currency transactions	48,663,471	(2,077,051)	(12,768,931)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$86,459,835	$(461,010)	$15,165,415

See accompanying notes to financial statements.

73  |

Statements of Changes in Net Assets

	Fixed Income Fund		Global Bond Fund
	Year Ended September 30, 2013	Year Ended September 30, 2012	Year Ended September 30, 2013	Year Ended September 30, 2012
FROM OPERATIONS:
Net investment income	$54,718,754	$51,289,022	$48,199,225	$59,290,426
Net realized gain on investments, futures contracts and foreign currency transactions	21,645,068	8,685,455	79,002,753	34,417,067
Net change in unrealized appreciation (depreciation) on investments, futures contracts and foreign currency translations	597,222	84,579,062	(186,430,429)	116,785,503

Net increase (decrease) in net assets resulting from operations	76,961,044	144,553,539	(59,228,451)	210,492,996

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Institutional Class	(57,791,763)	(55,065,901)	(42,138,367)	(49,854,363)
Retail Class	—	—	(21,452,941)	(35,526,511)
Class N	—	—	(2,348)	—
Net realized capital gains
Institutional Class	(6,003,633)	(3,493,626)	—	—

Total distributions	(63,795,396)	(58,559,527)	(63,593,656)	(85,380,874)

NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 11)	43,927,170	167,671,586	(34,119,832)	167,583,958

Net increase (decrease) in net assets	57,092,818	253,665,598	(156,941,939)	292,696,080
NET ASSETS
Beginning of the year	1,134,935,057	881,269,459	2,624,929,722	2,332,233,642

End of the year	$1,192,027,875	$1,134,935,057	$2,467,987,783	$2,624,929,722

UNDISTRIBUTED NET INVESTMENT INCOME	$42,333,844	$39,810,844	$19,874,427	$371,924

See accompanying notes to financial statements.

|  74

Statements of Changes in Net Assets – continued

	Inflation Protected Securities Fund		Institutional High Income Fund
	Year Ended September 30, 2013	Year Ended September 30, 2012	Year Ended September 30, 2013	Year Ended September 30, 2012
FROM OPERATIONS:
Net investment income	$146,731	$251,268	$37,796,364	$36,222,659
Net realized gain on investments, futures contracts, options written, swap agreements and foreign currency transactions	436,423	3,030,601	37,415,102	2,169,254
Net change in unrealized appreciation (depreciation) on investments, futures contracts, options written and foreign currency translations	(1,998,118)	(965,281)	11,248,369	56,776,460

Net increase (decrease) in net assets resulting from operations	(1,414,964)	2,316,588	86,459,835	95,168,373

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Institutional Class	(354,311)	(601,119)	(41,311,469)	(30,835,111)
Retail Class	(63,863)	(66,586)	—	—
Net realized capital gains
Institutional Class	(1,338,406)	(354,085)	(2,773,243)	(11,637,175)
Retail Class	(382,894)	(23,631)	—	—

Total distributions	(2,139,474)	(1,045,421)	(44,084,712)	(42,472,286)

NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 11)	(1,452,142)	(10,134,563)	(30,276,042)	170,449,624

Net increase (decrease) in net assets	(5,006,580)	(8,863,396)	12,099,081	223,145,711
NET ASSETS
Beginning of the year	26,939,364	35,802,760	652,766,863	429,621,152

End of the year	$21,932,784	$26,939,364	$664,865,944	$652,766,863

UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF) NET INVESTMENT INCOME	$(69,915)	$(78,633)	$25,962,240	$25,947,122

See accompanying notes to financial statements.

75  |

	Intermediate Duration Bond Fund		Investment Grade Fixed Income Fund
	Year Ended September 30, 2013	Year Ended September 30, 2012	Year Ended September 30, 2013	Year Ended September 30, 2012
FROM OPERATIONS:
Net investment income	$1,616,041	$1,529,660	$27,934,346	$25,284,037
Net realized gain on investments and foreign currency transactions	96,581	1,598,231	11,367,553	6,878,560
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	(2,173,632)	1,207,609	(24,136,484)	37,918,157

Net increase (decrease) in net assets resulting from operations	(461,010)	4,335,500	15,165,415	70,080,754

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Institutional Class	(1,945,605)	(1,853,230)	(30,617,420)	(28,645,949)
Retail Class	(135,414)	(92,881)	—	—
Net realized capital gains
Institutional Class	(1,149,730)	(442,765)	(7,340,667)	(6,747,521)
Retail Class	(51,657)	(48,501)	—	—

Total distributions	(3,282,406)	(2,437,377)	(37,958,087)	(35,393,470)

NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 11)	(2,902,940)	16,598,518	71,986,378	203,695,535

Net increase (decrease) in net assets	(6,646,356)	18,496,641	49,193,706	238,382,819
NET ASSETS
Beginning of the year	78,671,617	60,174,976	690,692,536	452,309,717

End of the year	$72,025,261	$78,671,617	$739,886,242	$690,692,536

UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF) NET INVESTMENT INCOME	$(54,211)	$8,090	$280,247	$440,642

See accompanying notes to financial statements.

|  76

Financial Highlights

For a share outstanding throughout each period.

		Income (Loss) from Investment Operations:			Less Distributions:
	Net asset value, beginning of the period	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	Dividends from net investment income	Distributions from net realized capital gains	Total distributions
FIXED INCOME FUND

Institutional Class
9/30/2013	$14.83	$0.69	$0.27	$0.96	$(0.74)	$(0.08)	$(0.82)
9/30/2012	13.69	0.72	1.31	2.03	(0.84)	(0.05)	(0.89)
9/30/2011	14.12	0.73	(0.32)	0.41	(0.84)	—	(0.84)
9/30/2010	12.94	0.77	1.14	1.91	(0.73)	—	(0.73)
9/30/2009	12.15	0.78	1.15	1.93	(0.89)	(0.25)	(1.14)

GLOBAL BOND FUND

Institutional Class
9/30/2013	$17.36	$0.33	$(0.70)	$(0.37)	$(0.43)	$—	$(0.43)
9/30/2012	16.52	0.44	1.05	1.49	(0.65)	—	(0.65)
9/30/2011	16.99	0.53	(0.28)	0.25	(0.72)	—	(0.72)
9/30/2010	16.09	0.55	0.92	1.47	(0.57)	—	(0.57)
9/30/2009	14.42	0.67	1.89	2.56	(0.89)	—	(0.89)

Retail Class
9/30/2013	17.20	0.29	(0.70)	(0.41)	(0.39)	—	(0.39)
9/30/2012	16.37	0.40	1.04	1.44	(0.61)	—	(0.61)
9/30/2011	16.84	0.48	(0.28)	0.20	(0.67)	—	(0.67)
9/30/2010	15.96	0.49	0.91	1.40	(0.52)	—	(0.52)
9/30/2009	14.31	0.62	1.88	2.50	(0.85)	—	(0.85)

Class N*
9/30/2013	17.18	0.22	(0.56)	(0.34)	(0.28)	—	(0.28)

*	From commencement of Class operations on February 1, 2013 through September 30, 2013.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, if applicable, total returns would have been lower. Periods less than one year, if applicable, are not annualized.
(c)	The investment adviser and/or administrator agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period, if applicable. Without this waiver/reimbursement, expenses would have been higher.
(d)	Computed on an annualized basis for periods less than one year, if applicable.
(e)	Includes fee/expense recovery of 0.01%.
(f)	The variation in the Fund’s turnover rate from 2012 to 2013 is due to an increase in TBA transactions. See Note 2 of Notes to Financial Statements.

See accompanying notes to financial statements.

77  |

			Ratios to Average Net Assets:
Net asset value, end of the period	Total return (%)(b)	Net assets, end of the period (000’s)	Net expenses (%)(c)(d)		Gross expenses (%)(d)		Net investment income (%)(d)	Portfolio turnover rate (%)

$14.97	6.71	$1,192,028	0.57		0.57		4.64	18
14.83	15.79	1,134,935	0.57		0.57		5.10	17
13.69	3.01	881,269	0.58		0.58		5.14	26
14.12	15.38	806,138	0.58		0.58		5.83	22
12.94	19.55	761,955	0.58		0.58		7.11	29

$16.56	(2.14)	$1,669,103	0.75		0.78		1.96	185	(f)
17.36	9.45	1,629,719	0.72		0.72		2.64	102
16.52	1.23	1,353,993	0.67		0.67		3.15	84
16.99	9.46	1,285,095	0.66		0.66		3.41	100
16.09	19.19	1,032,465	0.68		0.68		4.76	75

16.40	(2.39)	798,335	0.98		0.98		1.72	185	(f)
17.20	9.20	995,211	0.97		0.97		2.43	102
16.37	0.94	978,241	0.97		0.97		2.84	84
16.84	9.05	1,026,809	1.00	(e)	1.00	(e)	3.08	100
15.96	18.81	918,742	1.00		1.02		4.46	75

16.56	(1.97)	550	0.70		0.83		2.01	185

See accompanying notes to financial statements.

|  78

Financial Highlights – continued

For a share outstanding throughout each period.

		Income (Loss) from Investment Operations:				Less Distributions:
	Net asset value, beginning of the period	Net investment income (loss)(a)		Net realized and unrealized gain (loss)	Total from investment operations	Dividends from net investment income	Distributions from net realized capital gains(b)	Total distributions
INFLATION PROTECTED SECURITIES FUND

Institutional Class
9/30/2013	$12.18	$0.09		$(0.74)	$(0.65)	$(0.19)	$(0.70)	$(0.89)
9/30/2012	11.58	0.11	(f)	0.92	1.03	(0.28)	(0.15)	(0.43)
9/30/2011	11.10	0.46		0.55	1.01	(0.53)	—	(0.53)
9/30/2010	10.46	0.31		0.67	0.98	(0.34)	—	(0.34)
9/30/2009	9.86	0.09	(g)	0.61	0.70	(0.10)	—	(0.10)

Retail Class
9/30/2013	12.15	(0.05)		(0.64)	(0.69)	(0.15)	(0.70)	(0.85)
9/30/2012	11.56	0.04	(f)	0.96	1.00	(0.26)	(0.15)	(0.41)
9/30/2011	11.09	0.35		0.63	0.98	(0.51)	—	(0.51)
9/30/2010*	10.71	0.04		0.44	0.48	(0.10)	—	(0.10)

INSTITUTIONAL HIGH INCOME FUND

Institutional Class
9/30/2013	$7.74	$0.46		$0.57	$1.03	$(0.50)	$(0.03)	$(0.53)
9/30/2012	7.15	0.46		0.75	1.21	(0.45)	(0.17)	(0.62)
9/30/2011	8.08	0.50		(0.51)	(0.01)	(0.59)	(0.33)	(0.92)
9/30/2010	7.40	0.54		0.66	1.20	(0.52)	(0.00)	(0.52)
9/30/2009	6.87	0.57		0.54	1.11	(0.49)	(0.09)	(0.58)

*	From commencement of Class operations on May 28, 2010 through September 30, 2010.
(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share, if applicable.
(c)	Had certain expenses not been waived/reimbursed during the period, if applicable, total returns would have been lower. Periods less than one year, if applicable, are not annualized.
(d)	The investment adviser and/or administrator agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period, if applicable. Without this waiver/reimbursement, expenses would have been higher.
(e)	Computed on an annualized basis for periods less than one year, if applicable.
(f)	Net investment income is low relative to past years due to lower inflation and a low interest rate/yield environment.
(g)	Includes income reductions resulting from principal deflation adjustments during the period in the amount of $0.14 per share and 1.44% of average net assets. See Note 2 of Notes to Financial Statements.
(h)	The variation in the Fund’s turnover rate from 2011 to 2012 was primarily due to a change in the portfolio management team, as well as fluctuation in the level of fund assets due to shareholder flows.

See accompanying notes to financial statements.

79  |

			Ratios to Average Net Assets:
Net asset value, end of the period	Total return (%)(c)	Net assets, end of the period (000’s)	Net expense (%)(d)(e)	Gross expense (%)(e)	Net investment income (loss) (%)(e)		Portfolio turnover rate (%)

$10.64	(5.70)	$18,434	0.40	0.91	0.75	(f)	56
12.18	9.01	23,771	0.40	0.85	0.95	(f)	166	(h)
11.58	9.36	33,880	0.40	1.08	4.04		20
11.10	9.58	13,240	0.40	1.22	2.88		39
10.46	7.21	13,976	0.40	1.11	0.88	(g)	12

10.61	(6.04)	3,499	0.65	1.23	(0.44	)(f)	56
12.15	8.71	3,169	0.65	1.23	0.35	(f)	166	(h)
11.56	9.14	1,923	0.65	1.31	3.09		20
11.09	4.47	75	0.65	2.36	1.12		39

$8.24	14.17	$664,866	0.68	0.68	5.76		28
7.74	18.37	652,767	0.68	0.68	6.30		21
7.15	(0.43)	429,621	0.69	0.69	6.37		25
8.08	17.06	383,693	0.71	0.71	7.08		21
7.40	20.82	458,516	0.72	0.72	9.54		37

See accompanying notes to financial statements.

|  80

Financial Highlights – continued

For a share outstanding throughout each period.

		Income (Loss) from Investment Operations:			Less Distributions:
	Net asset value, beginning of the period	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	Dividends from net investment income	Distributions from net realized capital gains	Total distributions
INTERMEDIATE DURATION BOND FUND

Institutional Class
9/30/2013	$10.80	$0.21	$(0.24)	$(0.03)	$(0.27)	$(0.17)	$(0.44)
9/30/2012	10.54	0.22	0.40	0.62	(0.28)	(0.08)	(0.36)
9/30/2011	10.57	0.30	0.04	0.34	(0.37)	—	(0.37)
9/30/2010	9.95	0.38	0.66	1.04	(0.42)	—	(0.42)
9/30/2009	8.95	0.48	0.98	1.46	(0.46)	—	(0.46)

Retail Class
9/30/2013	10.80	0.18	(0.23)	(0.05)	(0.24)	(0.17)	(0.41)
9/30/2012	10.55	0.20	0.39	0.59	(0.26)	(0.08)	(0.34)
9/30/2011	10.58	0.27	0.04	0.31	(0.34)	—	(0.34)
9/30/2010*	10.21	0.09	0.41	0.50	(0.13)	—	(0.13)

INVESTMENT GRADE FIXED INCOME FUND

Institutional Class
9/30/2013	$13.21	$0.49	$(0.21)	$0.28	$(0.54)	$(0.13)	$(0.67)
9/30/2012	12.52	0.56	0.97	1.53	(0.66)	(0.18)	(0.84)
9/30/2011	13.44	0.65	(0.17)	0.48	(0.76)	(0.64)	(1.40)
9/30/2010	12.39	0.68	1.07	1.75	(0.70)	—	(0.70)
9/30/2009	11.36	0.67	1.31	1.98	(0.81)	(0.14)	(0.95)

*	From commencement of Class operations on May 28, 2010 through September 30, 2010.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, if applicable, total returns would have been lower. Periods less than one year, if applicable, are not annualized.
(c)	The investment adviser and/or administrator agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period, if applicable. Without this waiver/reimbursement, expenses would have been higher.
(d)	Computed on an annualized basis for periods less than one year, if applicable.

See accompanying notes to financial statements.

81  |

			Ratios to Average Net Assets:
Net asset value, end of the period	Total return (%)(b)	Net assets, end of the period (000’s)	Net expenses (%)(c)(d)	Gross expenses (%)(d)	Net investment income (%)(d)	Portfolio turnover rate (%)

$10.33	(0.30)	$66,424	0.40	0.48	1.97	124
10.80	6.06	75,588	0.40	0.51	2.12	82
10.54	3.26	58,471	0.40	0.57	2.83	83
10.57	10.67	36,959	0.40	0.73	3.75	43
9.95	16.99	28,027	0.40	0.68	5.24	52

10.34	(0.46)	5,601	0.65	0.79	1.71	124
10.80	5.69	3,084	0.65	0.84	1.91	82
10.55	3.00	1,704	0.65	0.94	2.60	83
10.58	4.89	82	0.65	1.61	2.66	43

$12.82	2.14	$739,886	0.47	0.47	3.72	25
13.21	12.78	690,693	0.48	0.48	4.44	19
12.52	3.82	452,310	0.49	0.49	5.03	17
13.44	14.59	473,199	0.48	0.48	5.29	24
12.39	19.35	525,504	0.49	0.49	6.10	22

See accompanying notes to financial statements.

|  82

Notes to Financial Statements

September 30, 2013

1.  Organization. Loomis Sayles Funds I (the “Trust”) is organized as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company. The Declaration of Trust permits the Board of Trustees to authorize the issuance of an unlimited number of shares of the Trust in multiple series. The financial statements for certain funds of the Trust are presented in separate reports. The following funds (individually, a “Fund” and collectively, the “Funds”) are included in this report:

Loomis Sayles Fixed Income Fund (the “Fixed Income Fund”)

Loomis Sayles Global Bond Fund (the “Global Bond Fund”)

Loomis Sayles Inflation Protected Securities Fund (the “Inflation Protected Securities Fund”)

Loomis Sayles Institutional High Income Fund (the “Institutional High Income Fund”)

Loomis Sayles Intermediate Duration Bond Fund (the “Intermediate Duration Bond Fund”)

Loomis Sayles Investment Grade Fixed Income Fund (the “Investment Grade Fixed Income Fund”)

Each Fund is a diversified investment company.

Each Fund offers Institutional Class shares. Global Bond Fund, Inflation Protected Securities Fund and Intermediate Duration Bond Fund also offer Retail Class shares. Effective February 1, 2013, Global Bond Fund began offering Class N shares.

Most expenses of the Trust can be directly attributed to a fund. Expenses which cannot be directly attributed to a fund are generally apportioned based on the relative net assets of each of the funds in the Trust. Expenses of a Fund are borne pro rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the Rule 12b-1 distribution fees and transfer agent fees). In addition, each class votes as a class only with respect to its own Rule 12b-1 Plan. Shares of each class would receive their pro rata share of the net assets of a Fund if the Fund were liquidated. The Trustees approve separate distributions from net investment income on each class of shares.

2.  Significant Accounting Policies. The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. The Funds’ financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Management has evaluated the events and transactions subsequent to year-end through the date the financial statements were issued and has determined that there were no material events that would require disclosure in the Funds’ financial statements.

a.  Valuation. Debt securities (other than short-term obligations purchased with an original or remaining maturity of sixty days or less) and unlisted equity securities are generally valued on the basis of evaluated bids furnished to the Funds by an independent pricing service, recommended by the investment adviser and approved by the Board of Trustees, which determines valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Senior loans are priced at bid prices supplied by an independent pricing service, if available. Equity securities, including shares of closed-end investment companies and exchange-traded funds, for which market quotations are readily available are valued at market value, as reported by independent pricing services recommended by the investment adviser and approved by the Board of Trustees. Such independent pricing services generally use the security’s last sale price on the exchange or market where the security is primarily traded or, if there is no reported sale during the day, the closing bid price. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market are valued at the NASDAQ Official Closing Price (“NOCP”), or if lacking a NOCP, at the most recent bid quotation on the applicable NASDAQ Market. Broker-dealer bid prices may also be used to value debt and equity securities and senior loans where an independent pricing service is unable to price a security or where an independent pricing service does not provide a reliable price for the security. Forward foreign currency contracts are valued utilizing interpolated prices determined from information provided by an independent pricing service. Futures contracts are valued at their most recent settlement price. Credit default and interest rate swap agreements and options on interest rate swaps (“interest rate swaptions”) are valued at mid prices (between the bid and the ask price) supplied by an independent pricing service, if available, or prices obtained from broker-dealers. Investments in other open-end investment companies are valued at their net asset value each day. Short-term obligations purchased with an original or remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Funds’ investment adviser under the general supervision of the Board of Trustees.

The Funds may hold securities traded in foreign markets. Foreign securities are valued at the closing market price in the foreign market. However, if events occurring after the close of the foreign market (but before the close of regular trading on the New York Stock Exchange) are believed to materially affect the value of those securities, such securities are fair valued on a daily basis pursuant to procedures approved by the Board of Trustees. When fair valuing securities, the Funds may, among other things, use modeling tools or other processes that may take into account factors such as securities market activity and/or significant events that occur after the close of the foreign market and before the Funds calculate their net asset values.

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b.  Investment Transactions and Related Investment Income. Investment transactions are accounted for on a trade date plus one day basis for daily net asset value calculation. However, for financial reporting purposes, investment transactions are reported on trade date. Dividend income is recorded on ex-dividend date, or in the case of certain foreign securities, as soon as a Fund is notified, and interest income is recorded on an accrual basis. Interest income is increased by the accretion of discount and decreased by the amortization of premium. Periodic principal adjustments for inflation-protected securities are recorded to interest income. Negative principal adjustments (in the event of deflation) are recorded as reductions of interest income to the extent of interest income earned, not to exceed the amount of positive principal adjustments on a cumulative basis. Distributions received from investments in securities that represent a return of capital or capital gain are recorded as a reduction of the cost of investments or as a realized gain, respectively. The calendar year-end amounts of ordinary income, capital gains, and return of capital included in distributions received from the Funds’ investments in real estate investment trusts (“REITs”) are reported to the Funds after the end of the fiscal year; accordingly, the Funds estimate these amounts for accounting purposes until the characterization of REIT distributions is reported to the Funds after the end of the fiscal year. Estimates are based on the most recent REIT distribution information available. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis. Investment income, non-class-specific expenses and realized and unrealized gains and losses are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund.

c.  Foreign Currency Translation. The books and records of the Funds are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from fluctuations which arise due to changes in market prices of investment securities. Such changes are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, at the end of the fiscal period, resulting from changes in exchange rates.

Certain Funds may use foreign currency exchange contracts to facilitate transactions in foreign-denominated investments. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

d.  Forward Foreign Currency Contracts. Certain Funds may enter into forward foreign currency contracts, including forward foreign cross currency contracts, to acquire exposure to foreign currencies or to hedge the Funds’ investments against currency fluctuation. A contract can also be used to offset a previous contract. These contracts involve market risk in excess of the unrealized gain or loss reflected in the Funds’ Statements of Assets and Liabilities. The U.S. dollar value of the currencies a Fund has committed to buy or sell represents the aggregate exposure to each currency a Fund has acquired or hedged through currency contracts outstanding at period end. Gains or losses are recorded for financial statement purposes as unrealized until settlement date. Contracts are traded over-the-counter directly with a counterparty. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Certain contracts may require the movement of cash and/or securities as collateral for the Funds’ or counterparty’s net obligations under the contracts.

e.  Futures Contracts. The Funds may enter into futures contracts. Futures contracts are agreements between two parties to buy and sell a particular commodity, instrument or index for a specified price on a specified future date.

When a Fund enters into a futures contract, it is required to deposit with (or for the benefit of) its broker an amount of cash or short-term high-quality securities as “initial margin.” As the value of the contract changes, the value of the futures contract position increases or declines. Subsequent payments, known as “variation margin,” are made or received by a Fund, depending on the price fluctuations in the fair value of the contract and the value of cash or securities on deposit with the broker. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statements of Assets and Liabilities as an asset (liability) and in the Statements of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses). Realized gain or loss on a futures position is equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, minus brokerage commissions. When a Fund enters into a futures contract certain risks may arise, such as illiquidity in the futures market, which may limit a Fund’s ability to close out a futures contract prior to settlement date, and unanticipated movements in the value of securities or interest rates.

Futures contracts are exchange-traded. Exchange-traded futures contracts are standardized and are settled through a clearing house with fulfillment supported by the credit of the exchange. Therefore, counterparty credit risks to the Fund’s are reduced; however, in the event that

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a counterparty enters into bankruptcy, a Fund’s claim against initial/variation margin on deposit with the counterparty may be subject to terms of a final settlement in bankruptcy court.

f.  Swaptions. Certain Funds may enter into interest rate swaptions. An interest rate swaption gives the holder the right, but not the obligation, to enter into or cancel an interest rate swap agreement at a future date. Interest rate swaptions may be either purchased or written. The buyer of an interest rate swaption may purchase either the right to receive a fixed rate in the underlying swap (known as a “receiver swaption”) or to pay a fixed rate (known as a “payer swaption”), based on the notional amount of the swap agreement, in exchange for a floating rate. The notional amounts of swaptions are not recorded in the financial statements.

When a Fund purchases an interest rate swaption, it pays a premium and the swaption is subsequently marked to market to reflect current value. Premiums paid for purchasing interest rate swaptions which expire are treated as realized losses. Premiums paid for purchasing interest rate swaptions which are exercised are added to the cost or deducted from the proceeds on the underlying swap to determine the realized gain or loss. If a Fund enters into a closing sale transaction, the difference between the premium paid and the proceeds of the closing sale transaction is treated as a realized gain or loss. The risk associated with purchasing interest rate swaptions is limited to the premium paid.

When a Fund writes an interest rate swaption, an amount equal to the premium received is recorded as a liability and is subsequently adjusted to the current value. Premiums received for written interest rate swaptions which expire are treated as realized gains. Premiums received for written interest rate swaptions which are exercised are deducted from the cost or added to the proceeds on the underlying swap to determine the realized gain or loss. If a Fund enters into a closing purchase transaction, the difference between the premium received and any amount paid on effecting a closing purchase transaction, including commission, is treated as a realized gain or, if the premium received is less than the amount paid, as a realized loss. A Fund, as writer of a written interest rate swaption, bears the risk of an unfavorable change in the market value of the swap underlying the written interest rate swaption.

Over-the-counter interest rate swaptions are subject to the risk that the counterparty is unable or unwilling to meet its obligations under the swaption.

g.  Swap Agreements. The Funds may enter into credit default and interest rate swaps. A credit default swap is an agreement between two parties (the “protection buyer” and “protection seller”) to exchange the credit risk of an issuer (“reference obligation”) for a specified time period. The reference obligation may be one or more debt securities or an index of such securities. The Funds may be either the protection buyer or the protection seller. As a protection buyer, the Funds have the ability to hedge the downside risk of an issuer or group of issuers. As a protection seller, the Funds have the ability to gain exposure to an issuer or group of issuers whose bonds are unavailable or in short supply in the cash bond market, as well as realize additional income in the form of fees paid by the protection buyer. The protection buyer is obligated to pay the protection seller a stream of payments (“fees”) over the term of the contract, provided that no credit event, such as a default or a downgrade in credit rating, occurs on the reference obligation. The Funds may also pay or receive upfront premiums. If a credit event occurs, the protection seller must pay the protection buyer the difference between the agreed upon notional value and market value of the reference obligation. Market value in this case is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the value. The maximum potential amount of undiscounted future payments that a Fund as the protection seller could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement.

An interest rate swap is an agreement with another party to receive or pay interest (e.g., an exchange of fixed rate payments for floating rate payments) to protect themselves from interest rate fluctuations. This type of swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to a specified interest rate(s) for a specified amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

The notional amounts of swap agreements are not recorded in the financial statements. Swap agreements are valued daily and fluctuations in the value are recorded in the Statements of Operations as change in unrealized appreciation (depreciation) on swap agreements. Fees are accrued in accordance with the terms of the agreement and are recorded in the Statements of Assets and Liabilities as fees receivable or payable. When received or paid, fees are recorded in the Statements of Operations as realized gain or loss. Upfront premiums paid or received by the Funds are recorded on the Statements of Assets and Liabilities as an asset or liability, respectively, and are amortized or accreted over the term of the agreement and recorded as realized gain or loss. Payments made or received by the Funds as a result of a credit event or termination of the agreement are recorded as realized gain or loss.

Swap agreements are privately negotiated and traded between counterparties and, as such, are subject to the risk that a party to the agreement will not be able to meet its obligations. The Funds cover their net obligations under outstanding swap agreements by segregating or earmarking liquid assets or cash.

h.  Due to Brokers. Transactions and positions in certain futures, forward foreign currency contracts and interest rate swaptions are maintained and cleared by registered U.S. broker/dealers pursuant to customer agreements between a Fund and the various broker/dealers. Due to brokers’ balances in the Statements of Assets and Liabilities for Global Bond Fund and Inflation Protected Securities Fund represent cash received as collateral for forward foreign currency contracts or interest rate swaptions. In certain circumstances a Fund’s use of cash and/or securities held at brokers is restricted by regulation or broker mandated limits.

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i.  Federal and Foreign Income Taxes. The Trust treats each fund as a separate entity for federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least annually. Management has performed an analysis of each Fund’s tax positions for the open tax years as of September 30, 2013 and has concluded that no provisions for income tax are required. The Funds’ federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Management is not aware of any events that are reasonably possible to occur in the next twelve months that would result in the amounts of any unrecognized tax benefits significantly increasing or decreasing for the Funds. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws and accounting regulations and interpretations thereof.

A Fund may be subject to foreign withholding taxes on investment income and taxes on capital gains on investments that are accrued and paid based upon the Fund’s understanding of the tax rules and regulations that exist in the countries in which the Fund invests. Foreign withholding taxes on dividend and interest income are reflected on the Statements of Operations as a reduction of investment income, net of amounts eligible to be reclaimed. Dividends and interest receivable on the Statements of Assets and Liabilities are net of foreign withholding taxes. Foreign withholding taxes eligible to be reclaimed are reflected on the Statements of Assets and Liabilities as tax reclaims receivable. Capital gains taxes paid are included in net realized gain (loss) on investments in the Statements of Operations. Accrued but unpaid capital gains taxes are reflected as foreign taxes payable on the Statements of Assets and Liabilities, if applicable, and reduce unrealized gains on investments. In the event that realized gains on investments are subsequently offset by realized losses, taxes paid on realized gains may be returned to a Fund. Such amounts, if applicable, are reflected as foreign tax rebates receivable on the Statements of Assets and Liabilities and are recorded as a realized gain when received.

j.  Dividends and Distributions to Shareholders. Dividends and distributions are recorded on ex-dividend date. The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. Permanent differences are primarily due to differing treatments for book and tax purposes of items such as distribution redesignations, foreign currency transactions, defaulted bond adjustments, paydown gains and losses, premium amortization, preferred securities adjustments, capital gain distributions from REIT’s, return of capital distributions received, inflation-protected securities and contingent payment debt instruments. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital accounts. Temporary differences between book and tax distributable earnings are primarily due to deferred Trustees’ fees, wash sales, premium amortization, forward foreign currency and futures contracts mark to market, defaulted bond interest, trust preferred securities adjustments, return of capital distributions received, inflation-protected securities and contingent payment debt instruments. Distributions from net investment income and short-term capital gains are considered to be distributed from ordinary income for tax purposes.

The tax characterization of distributions is determined on an annual basis. The tax character of distributions paid to shareholders during the years ended September 30, 2013 and 2012 was as follows:

	2013 Distributions Paid From:			2012 Distributions Paid From:
Fund	Ordinary Income	Long-Term Capital Gains	Total	Ordinary Income	Long-Term Capital Gains	Total
Fixed Income Fund	$59,997,496	$3,797,900	$63,795,396	$55,065,901	$3,493,626	$58,559,527
Global Bond Fund	63,593,656	—	63,593,656	85,380,874	—	85,380,874
Inflation Protected Securities Fund	1,145,195	994,279	2,139,474	667,705	377,716	1,045,421
Institutional High Income Fund	41,656,073	2,428,639	44,084,712	31,678,976	10,793,310	42,472,286
Intermediate Duration Bond Fund	2,858,011	424,395	3,282,406	2,037,713	399,664	2,437,377
Investment Grade Fixed Income Fund	32,364,411	5,593,676	37,958,087	28,948,628	6,444,842	35,393,470

Differences between these amounts and those reported in the Statements of Changes in Net Assets are primarily attributable to different book and tax treatment for short-term capital gains.

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As of September 30, 2013, the components of distributable earnings on a tax basis were as follows:

	Fixed Income Fund	Global Bond Fund	Inflation Protected Securities Fund	Institutional High Income Fund	Intermediate Duration Bond Fund	Investment Grade Fixed Income Fund
Undistributed ordinary income	$47,809,439	$17,581,858	$285,671	$31,468,668	$25,617	$2,501,188
Undistributed long-term capital gains	13,710,802	27,083,424	28,773	31,586,395	182,769	6,632,002

Total undistributed earnings	61,520,241	44,665,282	314,444	63,055,063	208,386	9,133,190

Late-year ordinary and post-October Capital loss deferrals*	—	—	—	—	(644,876)	—

Unrealized appreciation (depreciation)	116,956,898	(41,299,328)	(1,467,243)	71,709,081	262,333	50,322,055

Total accumulated earnings (losses)	$178,477,139	$3,365,954	$(1,152,799)	$134,764,144	$(174,157)	$59,455,245

Capital loss carryforward utilized in the current year	$—	$17,796,220	$—	$—	$—	$—

*Under current tax law, capital losses, foreign currency losses, and losses on passive foreign investment companies and contingent payment debt instruments after October 31 or December 31, as applicable, may be deferred and treated as occurring on the first day of the following taxable year.

k.  Repurchase Agreements. It is each Fund’s policy that the market value of the collateral for repurchase agreements be at least equal to 102% of the repurchase price, including interest. Certain repurchase agreements are tri-party arrangements whereby the collateral is held in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities.

l.  Delayed Delivery Commitments. The Funds may purchase securities, including those designated as TBAs in the Portfolio of Investments, for which delivery or payment will occur at a later date, beyond the normal settlement period. The price of the security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The security and the obligation to pay for it are recorded by the Funds at the time the commitment is entered into. The actual security that will be delivered to fulfill a TBA trade is not designated at the time of the trade. The security is “to be announced” 48 hours prior to the established trade settlement date. The value of the security may vary with market fluctuations during the time before the Funds take delivery of the security. When the Funds enter into such a transaction, collateral consisting of liquid securities or cash and cash equivalents is required to be segregated or earmarked at the custodian in an amount at least equal to the amount of the Funds’ commitment. No interest accrues to the Funds until the transaction settles.

Purchases of delayed delivery securities may have a similar effect on the Funds’ net asset value as if the Funds had created a degree of leverage in the portfolio. Risks may arise upon entering into such transactions from the potential inability of counterparties to meet their obligations under the transactions. Additionally, losses may arise due to changes in the value of the underlying securities.

m.  Securities Lending. The Funds have entered into an agreement with State Street Bank and Trust Company (“State Street Bank”), as agent of the Funds, to lend securities to certain designated borrowers. The loans are collateralized with cash or securities in an amount equal to at least 105% or 102% of the market value (including accrued interest) of the loaned international or domestic securities, respectively, when the loan is initiated. Thereafter, the value of the collateral must remain at least 102% of the market value (including accrued interest) of loaned securities for U.S. equities and U.S. corporate debt; at least 105% of the market value (including accrued interest) of loaned securities for non-U.S. equities; and at least 100% of the market value (including accrued interest) of loaned securities for U.S. Government securities, sovereign debt issued by non-U.S. Governments and non-U.S. corporate debt. In the event that the market value of the collateral falls below the required percentages described above, the borrower will deliver additional collateral on the next business day. As with other extensions of credit, the Funds may bear the risk of loss with respect to the investment of the collateral. The Funds invest cash collateral in short-term investments, a portion of the income from which is remitted to the borrowers and the remainder allocated between the Funds and State Street Bank as lending agent.

For the year ended September 30, 2013, none of the Funds had loaned securities under this agreement.

n.  Indemnifications. Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

o.  New Accounting Pronouncement. In December 2011, Accounting Standards Update (“ASU”) No. 2011-11, “Disclosures about Offsetting Assets and Liabilities” was issued and is effective for interim and annual periods beginning after January 1, 2013. The ASU creates new disclosure requirements with respect to an entity’s rights of setoff and related arrangements associated with its financial and derivative instruments. Management has evaluated the impact of the adoption of ASU 2011-11 and will incorporate the new disclosures required in the March 31, 2014 report.

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3.  Fair Value Measurements. In accordance with accounting standards related to fair value measurements and disclosures, the Funds have categorized the inputs utilized in determining the value of each Fund’s assets or liabilities. These inputs are summarized in the three broad levels listed below:

•	Level 1—quoted prices in active markets for identical assets or liabilities;

•

Level 2—prices determined using other significant inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.); and

•

Level 3—prices determined using significant unobservable inputs when quoted prices or observable inputs are unavailable such as when there is little or no market activity for an asset or liability (unobservable inputs reflect each Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Funds’ pricing policies and procedures are recommended by the investment adviser and approved by the Board of Trustees. Debt securities are generally valued on the basis of evaluated bids furnished to the Funds by an independent pricing service. Broker-dealer bid prices may be used if an independent pricing service either is unable to price a security or does not provide a reliable price for a security. Broker-dealer bid prices for which the Funds do not have knowledge of the inputs used by the broker-dealer are categorized in Level 3. All security prices, including those obtained from an independent pricing service and broker-dealer bid prices, are reviewed on a daily basis by the investment adviser, subject to oversight by Fund management under the general supervision of the Board of Trustees. If the investment adviser, in good faith, believes that the price provided by an independent pricing service is unreliable, broker-dealer bid prices may be used until the price provided by the independent pricing service is considered to be reliable. Reliability of all security prices, including those obtained from an independent pricing service and broker-dealer bid prices, is tested in a variety of ways, including comparison to recent transaction prices and daily fluctuations, amongst other validation procedures in place. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Funds’ investment adviser under the general supervision of the Board of Trustees. Fair valued securities may be categorized in Level 3.

The following is a summary of the inputs used to value the Funds’ investments as of September 30, 2013, at value:

Fixed Income Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3		Total
Bonds and Notes
Non-Convertible Bonds
Airlines	$—	$5,941,452	$13,615,350	(b)	$19,556,802
Non-Captive Consumer	653,112	24,700,695	—		25,353,807
Retailers	—	9,870,002	1,207,792	(b)(c)	11,077,794
Transportation Services	—	2,338,000	1,201,346	(b)(c)	3,539,346
All Other Non-Convertible Bonds(a)	—	850,669,791	—		850,669,791

Total Non-Convertible Bonds	653,112	893,519,940	16,024,488		910,197,540

Convertible Bonds
Wirelines	—	6,105,163	23,130	(c)	6,128,293
All Other Convertible Bonds(a)	—	90,042,776	—		90,042,776

Total Convertible Bonds	—	96,147,939	23,130		96,171,069

Municipals(a)	—	10,338,677	—		10,338,677

Total Bonds and Notes	653,112	1,000,006,556	16,047,618		1,016,707,286

Senior Loans(a)	—	11,650,899	—		11,650,899
Preferred Stocks
Convertible Preferred Stocks(a)	41,158,636	—	—		41,158,636
Non-Convertible Preferred Stocks
Electric	442,482	285,935	—		728,417
Government Sponsored	—	3,116,250	—		3,116,250
All Other Non-Convertible Preferred Stocks(a)	4,267,878	—	—		4,267,878

Total Non-Convertible Preferred Stocks	4,710,360	3,402,185	—		8,112,545

Total Preferred Stocks	45,868,996	3,402,185	—		49,271,181

Common Stocks(a)	75,269,547	—	—		75,269,547
Short-Term Investments	—	21,039,453	—		21,039,453

Total	$121,791,655	$1,036,099,093	$16,047,618		$1,173,938,366

(a) Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

(b) Valued using broker-dealer bid prices.

(c) Fair valued by the Fund’s investment adviser.

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A preferred stock valued at $2,405,090 was transferred from Level 2 to Level 1 during the period ended September 30, 2013. At September 30, 2013, this security was valued at the last sale price in accordance with the Fund’s valuation policies.

All transfers are recognized as of the beginning of the reporting period.

Global Bond Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3		Total
Bonds and Notes
Non-Convertible Bonds
Australia	$—	$46,562,565	$11,404,460	(b)	$57,967,025
Canada	—	143,348,798	12,065,180	(b)	155,413,978
Korea	—	42,142,431	6,377,211	(b)	48,519,642
United States	—	681,707,776	56,875,089	(b)	738,582,865
All Other Non-Convertible Bonds(a)	—	1,360,338,898	—		1,360,338,898

Total Non-Convertible Bonds	—	2,274,100,468	86,721,940		2,360,822,408

Convertible Bonds(a)	—	17,265,699	—		17,265,699

Total Bonds and Notes	—	2,291,366,167	86,721,940		2,378,088,107

Preferred Stocks(a)	15,914,834	—	—		15,914,834

Short-Term Investments	—	141,546,999	—		141,546,999

Total Investments	15,914,834	2,432,913,166	86,721,940		2,535,549,940

Forward Foreign Currency Contracts (unrealized appreciation)	—	1,805,430	—		1,805,430
Futures Contracts (unrealized appreciation)	87,017	—	—		87,017

Total	$16,001,851	$2,434,718,596	$86,721,940		$2,537,442,387

Liability Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Forward Foreign Currency Contracts (unrealized depreciation)	$—	$(6,491,585)	$—	$(6,491,585)
Futures Contracts (unrealized depreciation)	(1,282,713)	—	—	(1,282,713)

Total	$(1,282,713)	$(6,491,585)	$—	$(7,774,298)

(a) Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

(b) Valued using broker-dealer bid prices.

Inflation Protected Securities Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Bonds and Notes(a)	$—	$21,157,520	$—	$21,157,520
Preferred Stocks(a)	136,059	—	—	136,059
Purchased Swaptions(a)	—	1,434,817	—	1,434,817
Short-Term Investments	—	25,000	—	25,000

Total	$136,059	$22,617,337	$—	$22,753,396

Liability Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Written Swaptions(a)	$—	$(838,271)	$—	$(838,271)
Futures Contracts (unrealized depreciation)	(3,732)	—	—	(3,732)

Total	$(3,732)	$(838,271)	$—	$(842,003)

(a) Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

For the year ended September 30, 2013, there were no transfers among Levels 1, 2 and 3.

89  |

Notes to Financial Statements – continued

September 30, 2013

Institutional High Income Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3		Total
Bonds and Notes
Non-Convertible Bonds
Airlines	$—	$5,929,336	$13,927,958	(c)	$19,857,294
Retailers	—	9,328,138	1,843,529	(d)	11,171,667
Transportation Services	—	6,763,632	1,883,685	(c)(d)	8,647,317
All Other Non-Convertible Bonds(a)	—	388,860,996	—		388,860,996

Total Non-Convertible Bonds	—	410,882,102	17,655,172		428,537,274

Convertible Bonds
Wirelines	—	2,017,895	26,720	(d)	2,044,615
All Other Convertible Bonds(a)	—	94,586,445	—		94,586,445

Total Convertible Bonds	—	96,604,340	26,720		96,631,060

Municipals(a)	—	597,251	—		597,251

Total Bonds and Notes	—	508,083,693	17,681,892		525,765,585

Senior Loans(a)	—	15,092,368	—		15,092,368
Common Stocks(a)	64,678,385	—	—		64,678,385
Preferred Stocks(a)	27,651,693	—	—		27,651,693
Warrants(b)	—	—	—		—
Short-Term Investments	—	17,435,022	—		17,435,022

Total	$92,330,078	$540,611,083	$17,681,892		$650,623,053

(a) Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

(b) Fair valued at zero using Level 2 inputs.

(c) Valued using broker-dealer bid prices.

(d) Fair valued by the Fund’s investment adviser.

A preferred stock valued at $3,885,002 was transferred from Level 2 to Level 1 during the period ended September 30, 2013. At September 30, 2013, this security was valued at the last sale price in accordance with the Fund’s valuation policies.

All transfers are recognized as of the beginning of the reporting period.

Intermediate Duration Bond Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3		Total
Bonds and Notes
Non-Convertible Bonds
ABS Car Loan	$—	$5,181,508	$446,125	(b)	$5,627,633
ABS Other	—	904,789	423,550	(b)	1,328,339
ABS Student Loan	—	1,209,013	356,725	(b)	1,565,738
Airlines	—	441,870	161,731	(b)	603,601
Collateralized Mortgage Obligations	—	6,471,797	1,231,636	(b)	7,703,433
All Other Non-Convertible Bonds(a)	—	53,645,500	—		53,645,500

Total Non-Convertible Bonds	—	67,854,477	2,619,767		70,474,244

Municipals(a)	—	392,150	—		392,150

Total Bonds and Notes	—	68,246,627	2,619,767		70,866,394

Short-Term Investments	—	1,569,198	—		1,569,198

Total	$—	$69,815,825	$2,619,767		$72,435,592

(a) Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

(b) Valued using broker-dealer bid prices.

|  90

Notes to Financial Statements – continued

September 30, 2013

Investment Grade Fixed Income Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3		Total
Bonds and Notes
Non-Convertible Bonds
ABS Other	$—	$5,168,610	$1,682,226	(b)	$6,850,836
Airlines	—	320,781	26,806,762	(b)	27,127,543
Transportation Services	—	1,162,003	1,210,793	(b)(c)	2,372,796
All Other Non-Convertible Bonds(a)	—	602,369,709	—		602,369,709

Total Non-Convertible Bonds	—	609,021,103	29,699,781		638,720,884

Convertible Bonds(a)	—	26,721,056	—		26,721,056
Municipals(a)	—	5,955,479	—		5,955,479

Total Bonds and Notes	—	641,697,638	29,699,781		671,397,419

Senior Loans(a)	—	4,922,928	—		4,922,928
Common Stocks(a)	24,491,583	—	—		24,491,583
Preferred Stocks
Convertible Preferred Stocks(a)	4,116,092	—	—		4,116,092
Non-Convertible Preferred Stocks
Government Sponsored	—	3,116,250	—		3,116,250
All Other Non-Convertible Preferred Stocks(a)	467,210	—	—		467,210

Total Non-Convertible Preferred Stocks	467,210	3,116,250	—		3,583,460

Total Preferred Stocks	4,583,302	3,116,250	—		7,699,552

Short-Term Investments	—	22,392,304	—		22,392,304

Total	$29,074,885	$672,129,120	$29,699,781		$730,903,786

(a) Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

(b) Valued using broker-dealer bid prices.

(c) Fair valued by the Fund’s investment adviser.

A preferred stock valued at $150,610 was transferred from Level 2 to Level 1 during the period ended September 30, 2013. At September 30, 2013, this security was valued at the last sale price in accordance with the Fund’s valuation policies.

All transfers are recognized as of the beginning of the reporting period.

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value as of September 30, 2012 and/or September 30, 2013:

Fixed Income Fund

Asset Valuation Inputs

Investments in Securities	Balance as of September 30, 2012	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of September 30, 2013	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at September 30, 2013
Bonds and Notes
Non-Convertible Bonds
Airlines	$—	$—	$6,920	$(170,831)	$6,610,000	$(406,723)	$7,575,984	$—	$13,615,350	$(170,831)
Banking	12,059,081	—	—	—	—	—	—	(12,059,081)	—	—
Electric	791,000	—	—	329,000	—	(1,120,000)	—	—	—	—
Retailers	—	5,417	—	(13,125)	—	—	1,215,500	—	1,207,792	(13,125)
Transportation Services	2,131,250	—	89,541	51,658	—	(314,162)	1,374,309	(2,131,250)	1,201,346	51,658
Convertible Bonds
Wirelines	—	—	(9)	(8,343)	62,963	(31,481)	—	—	23,130	(8,343)

Total	$14,981,331	$5,417	$96,452	$188,359	$6,672,963	$(1,872,366)	$10,165,793	$(14,190,331)	$16,047,618	$(140,641)

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Notes to Financial Statements – continued

September 30, 2013

Debt securities valued at $10,165,793 were transferred from Level 2 to Level 3 during the period ended September 30, 2013. At September 30, 2013, these securities were valued using broker-dealer bid prices based on inputs unobservable to the Fund as an independent pricing service was unable to price the securities.

Debt securities valued at $14,190,331 were transferred from Level 3 to Level 2 during the period ended September 30, 2013. At September 30, 2013, these securities were valued on the basis of evaluated bids furnished to the Fund by an independent pricing service in accordance with the Fund’s valuation policies.

All transfers are recognized as of the beginning of the reporting period.

Global Bond Fund

Asset Valuation Inputs

Investments in Securities	Balance as of September 30, 2012	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of September 30, 2013	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at September 30, 2013
Bonds and Notes
Non-Convertible Bonds
Australia	$28,397,706	$191,162	$5,080,241	$(5,914,298)	$—	$(27,763,251)	$11,412,900	$—	$11,404,460	$(8,440)
Canada	4,873,164	—	—	110,974	11,954,206	—	—	(4,873,164)	12,065,180	110,974
Korea	—	—	29,637	(25,564)	—	(6,729,373)	13,102,511	—	6,377,211	(25,564)
United States	5,002,750	20,972	36,162	(1,094,236)	36,857,220	(3,816,401)	24,871,372	(5,002,750)	56,875,089	(1,094,236)

Total	$38,273,620	$212,134	$5,146,040	$(6,923,124)	$48,811,426	$(38,309,025)	$49,386,783	$(9,875,914)	$86,721,940	$(1,017,266)

Debt securities valued at $49,386,783 were transferred from Level 2 to Level 3 during the period ended September 30, 2013. At September 30, 2013, these securities were valued using broker-dealer bid prices based on inputs unobservable to the Fund as an independent pricing service was unable to price the securities.

Debt securities valued at $9,875,914 were transferred from Level 3 to Level 2 during the period ended September 30, 2013. At September 30, 2013, these securities were valued on the basis of evaluated bids furnished to the Fund by an independent pricing service in accordance with the Fund’s valuation policies.

All transfers are recognized as of the beginning of the reporting period.

Institutional High Income Fund

Asset Valuation Inputs

Investments in Securities	Balance as of September 30, 2012	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of September 30, 2013	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at September 30, 2013
Bonds and Notes
Non-Convertible Bonds
Airlines	$—	$2,129	$10,243	$124,866	$2,685,000	$(1,163,042)	$12,268,762	$—	$13,927,958	$124,866
Banking	3,846,651	—	—	—	—	—	—	(3,846,651)	—	—
Retailers	—	14,291	—	(26,057)	—	—	1,855,295	—	1,843,529	(26,057)
Transportation Services	2,800,463	—	53,318	394,828	—	(214,330)	1,649,869	(2,800,463)	1,883,685	394,828
Convertible Bonds
Wirelines	—	—	(1)	(9,637)	72,717	(36,359)	—	—	26,720	(9,637)

Total	$6,647,114	$16,420	$63,560	$484,000	$2,757,717	$(1,413,731)	$15,773,926	$(6,647,114)	$17,681,892	$484,000

Debt securities valued at $15,773,926 were transferred from Level 2 to Level 3 during the period ended September 30, 2013. At September 30, 2013, these securities were valued using broker-dealer bid prices based on inputs unobservable to the Fund as an independent pricing service was unable to price the securities.

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Notes to Financial Statements – continued

September 30, 2013

Debt securities valued at $6,647,114 were transferred from Level 3 to Level 2 during the period ended September 30, 2013. At September 30, 2013, these securities were valued on the basis of evaluated bids furnished to the Fund by an independent pricing service in accordance with the Fund’s valuation policies.

All transfers are recognized as of the beginning of the reporting period.

Intermediate Duration Bond Fund

Asset Valuation Inputs

Investments in Securities	Balance as of September 30, 2012	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of September 30, 2013	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at September 30, 2013
Bonds and Notes
Non-Convertible Bonds
ABS Car Loan	$—	$—	$—	$(3,855)	$449,980	$—	$—	$—	$446,125	$(3,855)
ABS Other	—	—	—	(5,787)	429,337	—	—	—	423,550	(5,787)
ABS Student Loan	—	—	—	1,102	—	(644,190)	999,813	—	356,725	1,102
Airlines	—	—	(911)	547	—	(20,878)	182,973	—	161,731	547
Collateralized Mortgage Obligations	—	—	(25)	(1,505)	—	(169,275)	1,402,441	—	1,231,636	(1,505)
Commercial Mortgage-Backed Securities	573,987	—	—	—	—	—	—	(573,987)	—	—

Total	$573,987	$—	$(936)	$(9,498)	$879,317	$(834,343)	$2,585,227	$(573,987)	$2,619,767	$(9,498)

Debt securities valued at $2,585,227 were transferred from Level 2 to Level 3 during the period ended September 30, 2013. At September 30, 2013, these securities were valued using broker-dealer bid prices based on inputs unobservable to the Fund as an independent pricing service was unable to price the securities.

A debt security valued at $573,987 was transferred from Level 3 to Level 2 during the period ended September 30, 2013. At September 30, 2013, this security was valued on the basis of evaluated bids furnished to the Fund by an independent pricing service in accordance with the Fund’s valuation policies.

All transfers are recognized as of the beginning of the reporting period.

Investment Grade Fixed Income Fund

Asset Valuation Inputs

Investments in Securities	Balance as of September 30, 2012	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of September 30, 2013	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at September 30, 2013
Bonds and Notes
Non-Convertible Bonds
ABS Other	$—	$—	$—	$(57,135)	$800,000	$(102,848)	$1,042,209	$—	$1,682,226	$(57,135)
Airlines	—	2,030	2,995	(231,932)	12,175,000	(1,300,599)	16,159,268	—	26,806,762	(231,932)
Banking	3,974,306	—	—	—	—	—	—	(3,974,306)	—	—
Transportation Services	85,250	—	—	85,827	—	(254,520)	1,379,486	(85,250)	1,210,793	85,827

Total	$4,059,556	$2,030	$2,995	$(203,240)	$12,975,000	$(1,657,967)	$18,580,963	$(4,059,556)	$29,699,781	$(203,240)

Debt securities valued at $18,580,963 were transferred from Level 2 to Level 3 during the period ended September 30, 2013. At September 30, 2013, these securities were valued using broker-dealer bid prices based on inputs unobservable to the Fund as an independent pricing service was unable to price the securities.

Debt securities valued at $4,059,556 were transferred from Level 3 to Level 2 during the period ended September 30, 2013. At September 30, 2013, these securities were valued on the basis of evaluated bids furnished to the Fund by an independent pricing service in accordance with the Fund’s valuation policies.

93  |

Notes to Financial Statements – continued

September 30, 2013

All transfers are recognized as of the beginning of the reporting period.

4.   Derivatives. Derivative instruments are defined as financial instruments whose value and performance are based on the value and performance of another security or financial instrument. Derivative instruments that Global Bond Fund used during the period include forward foreign currency contracts and futures contracts. Derivative instruments that Inflation Protected Securities Fund used during the period include futures contracts, swaptions and swap agreements.

Inflation Protected Securities Fund may use interest rate swaps and interest rate swaptions to gain exposure, such as to enter into a contract to benefit from a rise or fall in interest rates. During the year ended September 30, 2013, the Fund engaged in interest rate swaps and interest rate swaptions for this purpose.

Global Bond Fund is subject to the risk that changes in foreign currency exchange rates will have an unfavorable effect on the value of Fund assets denominated in foreign currencies. The Fund may enter into forward foreign currency exchange contracts for hedging purposes to protect the value of the Funds’ holdings of foreign securities. The Fund may also use forward foreign currency contracts to gain exposure to foreign currencies, regardless of whether securities denominated in such currencies are held in the Fund. During the year ended September 30, 2013, Global Bond Fund engaged in forward foreign currency transactions for hedging purposes and to gain exposure to foreign currencies.

Global Bond Fund and Inflation Protected Securities Fund are subject to the risk that changes in interest rates will affect the value of the Funds’ investments in fixed income securities. A Fund will be subject to increased interest rate risk to the extent that it invests in fixed-income securities with longer maturities or durations, as compared to investing in fixed-income securities with shorter maturities or durations. The Funds may use futures contracts, interest rate swaps and interest rate swaptions to hedge against changes in interest rates and to manage their duration without having to buy or sell portfolio securities. During the year ended September 30, 2013, Global Bond Fund used futures contracts and Inflation Protected Securities Fund used interest rate swaps and interest rate swaptions to manage duration and Inflation Protected Securities Fund used futures contracts, interest rate swaps and interest rate swaptions to hedge against changes in interest rates.

The following is a summary of derivative instruments for Global Bond Fund as of September 30, 2013, as reflected within the Statement of Assets and Liabilities:

Assets	Unrealized appreciation on forward foreign currency contracts	Unrealized appreciation on futures contracts[1]	Total
Over-the-counter asset derivatives
Foreign exchange contracts	$1,805,430	$—	$1,805,430
Exchange traded/cleared asset derivatives
Interest rate contracts	—	87,017	87,017

Total asset derivatives	$1,805,430	$87,017	$1,892,447

Liabilities	Unrealized depreciation on forward foreign currency contracts	Unrealized depreciation on futures contracts[1]	Total
Over-the-counter liability derivatives
Foreign exchange contracts	$(6,491,585)	$—	$(6,491,585)
Exchange traded/cleared liability derivatives
Interest rate contracts	—	(1,282,713)	(1,282,713)

Total liability derivatives	$(6,491,585)	$(1,282,713)	$(7,774,298)

1 Represents cumulative unrealized appreciation (depreciation) on futures contracts. Only the current day’s variation margin on futures contracts is reported within the Statement of Assets and Liabilities as receivable or payable for variation margin, as applicable.

|  94

Notes to Financial Statements – continued

September 30, 2013

Transactions in derivative instruments for Global Bond Fund during the year ended September 30, 2013, as reflected within the Statement of Operations, were as follows:

Net Realized Gain (Loss) on:	Futures contracts	Foreign currency transactions[2]
Interest rate contracts	$8,790,298	$—
Foreign exchange contracts	—	(1)

Total	$8,790,298	$(1)

Net Change in Unrealized Appreciation (Depreciation) on:	Futures contracts	Foreign currency translations[2]
Interest rate contracts	$(744,983)	$—
Foreign exchange contracts	—	(4,729,393)

Total	$(744,983)	$(4,729,393)

2 Represents realized loss and change in unrealized appreciation (depreciation), respectively, for forward foreign currency contracts during the period. Does not included other foreign currency gains or losses included in the Statement of Operations.

The following is a summary of derivative instruments for Inflation Protected Securities Fund as of September 30, 2013, as reflected within the Statement of Assets and Liabilities:

Assets	Investments at value[1]	Unrealized appreciation on futures contracts[2]	Total
Over-the-counter asset derivatives
Interest rate contracts	$1,434,817	$—	$1,434,817

Liabilities	Swaptions written, at value	Unrealized depreciation on futures contracts[2]	Total
Over-the-counter liability derivatives
Interest rate contracts	$(838,271)	$—	$(838,271)
Exchange traded/cleared liability derivatives
Interest rate contracts	—	(3,732)	(3,732)

Total liability derivatives	$(838,271)	$(3,732)	$(842,003)

1 Represents purchased swaptions, at value.

2 Represents cumulative unrealized appreciation (depreciation) on futures contracts. Only the current day’s variation margin on futures contracts is reported within the Statement of Assets and Liabilities as receivable or payable for variation margin, as applicable.

Transactions in derivative instruments for Inflation Protected Securities Fund during the year ended September 30, 2013, as reflected within the Statement of Operations, were as follows:

Net Realized Gain (Loss) on:	Investments[3]	Futures contracts	Swaptions written	Swap agreements
Interest rate contracts	$483,813	$9,771	$(287,385)	$(17,000)

Net Change in Unrealized Appreciation (Depreciation) on:	Investments[3]	Futures contracts	Swaptions written
Interest rate contracts	$(216,972)	$(2,992)	$157,922

3 Represents realized gain and change in unrealized appreciation (depreciation), respectively, for purchased swaptions during the period.

As the Funds value their derivatives at fair value and recognize changes in fair value through the Statements of Operations, they do not qualify for hedge accounting under authoritative guidance for derivative instruments. The Funds’ investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of these disclosures.

Over-the-counter derivatives, including forward foreign currency contracts, interest rate swap agreements and interest rate swaptions, are entered into pursuant to International Swaps and Derivatives Association, Inc. (“ISDA”) agreements negotiated between the Funds and their counterparties. ISDA agreements typically contain, among other things, terms for posting of collateral and master netting provisions in the event of a default or other termination event. Collateral is posted by a Fund or the counterparty to the extent of the net mark-to-market exposure to the other party of all open contracts under the agreement, subject to minimum transfer requirements. Master netting provisions

95  |

Notes to Financial Statements – continued

September 30, 2013

allow the Funds and the counterparty, in the event of a default or other termination event, to offset amounts owed by each related to derivative contracts, including any posted collateral, to one net amount payable by either the Funds or the counterparty. For financial reporting purposes, the Funds do not offset derivative assets and liabilities, and any related collateral received or pledged, on the Statements of Assets and Liabilities. The Funds’ ISDA agreements typically contain provisions that allow a counterparty to terminate open contracts early if the net asset value of a Fund declines beyond a certain threshold. As of September 30, 2013, the fair value of derivative positions subject to these provisions that are in a net liability position by counterparty, and the value of collateral pledged to counterparties for such contracts is as follows:

Fund	Counterparty	Derivatives	Collateral Pledged
Global Bond Fund	Barclays Bank PLC	$(1,510,075)	$1,184,006
	Credit Suisse International	(2,955,537)	3,383,124
	UBS AG	(380,715)	337,803

Timing differences may exist between when contracts under the ISDA agreement are marked-to-market and when collateral moves. The ISDA agreements include tri-party control agreements under which collateral is held for the benefit of the secured party at a third party custodian, State Street Bank.

Counterparty risk is managed based on policies and procedures established by each Fund’s adviser. Such policies and procedures may include, but are not limited to, minimum counterparty credit rating requirements, monitoring of counterparty credit default swap spreads and posting of collateral. The risk of loss to a Fund from counterparty default should be limited to the extent a Fund is under collateralized for over-the-counter derivatives; however, final settlement of a Fund’s claim against any collateral received may be subject to bankruptcy court proceedings. Additionally, cash or securities held at or pledged to counterparties for initial/variation margin or as collateral may be subject to bankruptcy court proceedings. Based on balances reflected on each Fund’s Statement of Assets and Liabilities, including securities held at or pledged to counterparties for initial/variation margin or as collateral that could be subject to the terms of a final settlement in a bankruptcy court proceeding, the maximum amount of loss that the Funds would incur if counterparties failed to meet their obligations, and the amount of loss that the Funds would incur after taking into account master netting arrangements are as follows as of September 30, 2013:

Fund	Maximum Amount of Loss - Gross	Maximum Amount of Loss - Net
Global Bond Fund	$10,137,976	$8,492,718
Inflation Protected Securities Fund	1,439,817	601,546

These amounts do not take into account cash received as collateral by Global Bond Fund and Inflation Protected Securities Fund in the amount of $415,000 and $640,000, respectively.

The volume of forward foreign currency contract, futures contract and swap agreement activity, as a percentage of net assets, for Global Bond Fund and Inflation Protected Securities Fund, based on gross month-end and/or daily notional amounts outstanding during the period, including long and short positions, at absolute value, was as follows for the year ended September 30, 2013:

Global Bond Fund	Forwards	Futures
Average Notional Amount Outstanding	18.87%	6.12%
Highest Notional Amount Outstanding	33.18%	8.70%
Lowest Notional Amount Outstanding	9.69%	4.86%
Notional Amount Outstanding as of September 30, 2013	22.47%	4.86%

Inflation Protected Securities Fund	Futures	Swaps
Average Notional Amount Outstanding	1.80%	0.23%
Highest Notional Amount Outstanding	4.80%	12.82%
Lowest Notional Amount Outstanding	1.26%	0.00%
Notional Amount Outstanding as of September 30, 2013	1.66%	0.00%

Notional amounts outstanding at the end of the prior period are included in the average notional amount outstanding.

Unrealized gain and/or loss on open forwards, futures and swaps is recorded in the Statements of Assets and Liabilities. The aggregate notional values of forward, futures and swap contracts are not recorded in the Statements of Assets and Liabilities, and therefore are not included in the Funds’ net assets.

|  96

Notes to Financial Statements – continued

September 30, 2013

The volume of interest rate swaption activity, as a percentage of net assets, for Inflation Protected Securities Fund, based on average premiums paid or received during the period, including long and short positions, at absolute value, was as follows for the year ended September 30, 2013:

Inflation Protected Securities Fund	Interest Rate Put Swaptions Written	Interest Rate Call Swaptions Written	Interest Rate Put Swaptions Purchased	Interest Rate Call Swaptions Purchased
Average Premium Paid/Received	0.43%	2.42%	0.90%	3.93%
Highest Premium Paid/Received	0.63%	4.42%	1.14%	6.75%
Lowest Premium Paid/Received	0.22%	1.60%	0.78%	2.70%
Premium Paid/Received as of September 30, 2013	0.22%	4.01%	1.14%	6.13%

The following is a summary of Inflation Protected Securities Fund’s written interest rate swaption activity:

	Notional Amount	Premiums
Outstanding at September 30, 2012	$128,000,000	$642,100
Swaptions written	87,750,000	1,642,994
Swaptions terminated in closing purchase transactions	(159,000,000)	(1,357,633)

Outstanding at September 30, 2013	$56,750,000	$927,461

5.  Purchases and Sales of Securities. For the year ended September 30, 2013, purchases and sales of securities (excluding short-term investments and including paydowns) were as follows:

	U.S. Government/Agency Securities		Other Securities
Fund	Purchases	Sales	Purchases	Sales
Fixed Income Fund	$21,929,479	$20,019,269	$230,463,008	$180,760,211
Global Bond Fund	3,042,286,283	3,167,721,196	1,571,769,580	1,434,980,559
Inflation Protected Securities Fund	13,062,079	14,877,466	269,682	488,436
Institutional High Income Fund	6,119,556	5,486,895	171,137,934	216,710,130
Intermediate Duration Bond Fund	33,934,554	49,888,035	66,450,892	52,890,301
Investment Grade Fixed Income Fund	161,642,843	92,184,889	121,063,041	86,929,373

6.  Management Fees and Other Transactions with Affiliates.

a.  Management Fees. Loomis, Sayles & Company, L.P. (“Loomis Sayles”) serves as investment adviser to each Fund. Separate management agreements for each Fund in effect for the year ended September 30, 2013, provided for fees at the following annual percentage rates of each Fund’s average daily net assets:

	Percentage of Average Daily Net Assets
Fund	First $1 Billion	Next $1 Billion	Next $3 Billion	Next $5 Billion	Over $10 Billion
Fixed Income Fund	0.50%	0.50%	0.50%	0.50%	0.50%
Global Bond Fund	0.60%	0.50%	0.48%	0.45%	0.40%
Inflation Protected Securities Fund	0.25%	0.25%	0.25%	0.25%	0.25%
Institutional High Income Fund	0.60%	0.60%	0.60%	0.60%	0.60%
Intermediate Duration Bond Fund	0.25%	0.25%	0.25%	0.25%	0.25%
Investment Grade Fixed Income Fund	0.40%	0.40%	0.40%	0.40%	0.40%

Prior to July 1, 2013, Global Bond Fund paid a management fee at an annual rate of 0.60% for the first $1 billion, 0.50% for the next $1 billion and 0.48% thereafter, calculated daily and payable monthly, based on the Fund’s average daily net assets.

Loomis Sayles has given binding undertakings to the Funds to waive management fees and/or reimburse certain expenses to limit the Funds’ operating expenses, exclusive of acquired fund fees and expenses, brokerage expenses, interest expense, taxes and extraordinary expense. These undertakings are in effect until January 31, 2014 and are reevaluated on an annual basis. Management fees payable, as reflected on the Statements of Assets and Liabilities, is net of waivers and/or expense reimbursements, if any, pursuant to these undertakings. Waivers/reimbursements that exceed management fees payable are reflected on the Statements of Assets and Liabilities as receivable from investment adviser.

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For the year ended September 30, 2013, the expense limits as a percentage of average daily net assets under the expense limitation agreements were as follows:

	Expense Limit as a Percentage of Average Daily Net Assets
Fund	Institutional Class	Retail Class	Class N
Fixed Income Fund	0.65%	—	—
Global Bond Fund	0.75%	1.00%	0.70%
Inflation Protected Securities Fund	0.40%	0.65%	—
Institutional High Income Fund	0.75%	—	—
Intermediate Duration Bond Fund	0.40%	0.65%	—
Investment Grade Fixed Income Fund	0.55%	—	—

Loomis Sayles shall be permitted to recover expenses they have borne under the expense limitation agreements (whether through waiver of its management fees or otherwise) on a class by class basis in later periods to the extent the annual reporting expenses of a class fall below a class’ expense limits, provided, however, that a class is not obligated to pay such waived/reimbursed fees or expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.

For the year ended September 30, 2013, the management fees and waivers of management fees for each Fund were as follows:

Fund	Gross Management Fees	Waivers of Management Fees[1]	Net Management Fees	Percentage of Average Daily Net Assets
				Gross	Net
Fixed Income Fund	$5,894,291	$—	$5,894,291	0.50%	0.50%
Global Bond Fund	13,742,112	—	13,742,112	0.53%	0.53%
Inflation Protected Securities Fund	61,735	61,735	—	0.25%	0.00%
Institutional High Income Fund	3,940,399	—	3,940,399	0.60%	0.60%
Intermediate Duration Bond Fund	206,687	59,916	146,771	0.25%	0.18%
Investment Grade Fixed Income Fund	3,003,867	—	3,003,867	0.40%	0.40%

1 Management fee waivers are subject to possible recovery until September 30, 2014.

For the year ended September 30, 2013, class-specific expenses have been reimbursed as follows:

	Reimbursement[2]
Fund	Institutional Class	Retail Class	Class N	Total
Global Bond Fund	$495,450	$—	$77	$495,527
Inflation Protected Securities Fund	9,844	3,803	—	13,647
Intermediate Duration Bond Fund	4,504	4,015	—	8,519

In addition, the investment adviser reimbursed non-class-specific expenses of Inflation Protected Securities Fund in the amount of $53,085 for the year ended September 30, 20132.

2 Expense reimbursements are subject to possible recovery until September 30, 2014.

No expenses were recovered for any of the Funds during the year ended September 30, 2013 under the terms of the expense limitation agreements.

Certain officers and employees of Loomis Sayles are also officers or Trustees of the Trust. Loomis Sayles’ general partner is indirectly owned by Natixis Global Asset Management, L.P. (“Natixis US”), which is part of Natixis Global Asset Management, an international asset management group based in Paris, France.

b.  Distribution Fees. NGAM Distribution, L.P. (“NGAM Distribution”), which is a wholly-owned subsidiary of Natixis US, has entered into a distribution agreement with the Trust. Pursuant to this agreement, NGAM Distribution serves as principal underwriter of the Funds of the Trust.

Pursuant to Rule 12b-1 under the 1940 Act, Global Bond Fund, Inflation Protected Securities Fund and Intermediate Duration Bond Fund have adopted a Distribution Plan relating to each Fund’s Retail Class shares (the “Retail Class Plans”).

Under the Retail Class Plans, each Fund pays NGAM Distribution a monthly distribution fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Funds’ Retail Class shares, as compensation for services provided by NGAM Distribution in

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September 30, 2013

connection with the marketing or sale of Retail Class shares or for payments made by NGAM Distribution to securities dealers or other financial intermediaries as commissions, asset-based sales charges or other compensation with respect to the sale of Retail Class shares, or for providing personal services to investors and/or the maintenance of shareholder accounts.

For the year ended September 30, 2013, the distribution fees for each Fund were as follows:

Fund	Retail Class
Global Bond Fund	$2,298,941
Inflation Protected Securities Fund	8,234
Intermediate Duration Bond Fund	15,385

c.  Administrative Fees. NGAM Advisors, L.P. (“NGAM Advisors”) provides certain administrative services for the Funds and contracts with State Street Bank to serve as sub-administrator. NGAM Advisors is a wholly-owned subsidiary of Natixis US. Pursuant to an agreement among Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV, Gateway Trust (“Natixis Funds Trusts”), Loomis Sayles Funds I, Loomis Sayles Funds II (“Loomis Sayles Funds Trusts”), Hansberger International Series and NGAM Advisors, each Fund pays NGAM Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0575% of the first $15 billion of the average daily net assets of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series, 0.0500% of the next $15 billion, 0.0400% of the next $30 billion and 0.0350% of such assets in excess of $60 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series of $10 million, which is reevaluated on an annual basis.

For the year ended September 30, 2013, the administrative fees for each Fund were as follows:

Fund	Administrative Fees
Fixed Income Fund	$521,498
Global Bond Fund	1,137,540
Inflation Protected Securities Fund	10,926
Institutional High Income Fund	290,517
Intermediate Duration Bond Fund	36,572
Investment Grade Fixed Income Fund	332,211

d.  Sub-Transfer Agent Fees. NGAM Distribution has entered into agreements, which include servicing agreements, with financial intermediaries that provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries that hold positions in the Funds and has agreed to compensate the intermediaries for providing those services. Intermediaries transact with the Funds primarily through the use of omnibus accounts on behalf of their customers who hold positions in the Funds. These services would have been provided by the Funds’ transfer agent and other service providers if the shareholders’ accounts were maintained directly at the Funds’ transfer agent. Accordingly, the Funds have agreed to reimburse NGAM Distribution for all or a portion of the servicing fees paid to these intermediaries. The reimbursement amounts (sub-transfer agent fees) paid to NGAM Distribution are subject to a current per-account equivalent fee limit approved by the Funds’ Board, which is based on fees for similar services paid to the Funds’ transfer agent and other service providers. Class N shares do not bear such expenses.

For the year ended September 30, 2013, the sub-transfer agent fees (which are reflected in transfer agent fees and expenses in the Statements of Operations) for each Fund were as follows:

	Sub-Transfer Agent Fees
Fund	Institutional Class	Retail Class
Global Bond Fund	$2,536,229	$860,665
Inflation Protected Securities Fund	7,057	3,144
Institutional High Income Fund	5,436	—
Intermediate Duration Bond Fund	2,109	1,548

As of September 30, 2013, the Funds owe NGAM Distribution the following reimbursements for sub-transfer agent fees:

	Reimbursements of Sub-Transfer Agent Fees
Fund	Institutional Class	Retail Class
Global Bond Fund	$31,885	$11,180
Inflation Protected Securities Fund	88	45
Institutional High Income Fund	73	—
Intermediate Duration Bond Fund	31	18

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e.  Trustees Fees and Expenses. The Trust does not pay any compensation directly to its officers or Trustees who are directors, officers or employees of NGAM Advisors, NGAM Distribution, Natixis US or their affiliates. Effective January 1, 2013, the Chairperson of the Board receives a retainer fee at the annual rate of $285,000. The Chairperson does not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that she attends. Each Independent Trustee (other than the Chairperson) receives, in the aggregate, a retainer fee at the annual rate of $115,000. Each Independent Trustee also receives a meeting attendance fee of $10,000 for each meeting of the Board of Trustees that he or she attends in person and $5,000 for each meeting of the Board of Trustees that he or she attends telephonically. In addition, each committee chairman receives an additional retainer fee at an annual rate of $17,500. Each Contract Review and Governance Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. Each Audit Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. These fees are allocated among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series based on a formula that takes into account, among other factors, the relative net assets of each fund. Trustees are reimbursed for travel expenses in connection with attendance at meetings.

Prior to January 1, 2013, the Chairperson of the Board received a retainer fee at the annual rate of $265,000 and each Independent Trustee (other than the Chairperson) received, in aggregate, a retainer fee at the annual rate of $95,000. In addition, each committee chairman received an additional retainer fee at an annual rate of $15,000, and each Audit Committee member was compensated $7,500 for each Committee meeting that he or she attended in person and $3,750 for each meeting that he or she attended telephonically.

A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Funds until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain funds of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series as designated by the participating Trustees. Changes in the value of participants’ deferral accounts are allocated pro rata among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts, and Hansberger International Series, and are normally reflected as Trustees’ fees and expenses in the Statements of Operations. The portions of the accrued obligations allocated to the Funds under the Plan are reflected as Deferred Trustees’ fees in the Statements of Assets and Liabilities.

f.  Affiliated Ownership. At September 30, 2013, Loomis Sayles owned shares equating to 14.67% of Inflation Protected Securities Fund’s net assets and the Loomis Sayles Employees’ Profit Sharing Retirement Plan (“Retirement Plan”) held shares of the Funds representing the following percentages of net assets:

Fund	Retirement Plan
Global Bond Fund	0.28%
Inflation Protected Securities Fund	14.35%
Institutional High Income Fund	2.03%
Intermediate Duration Bond Fund	1.35%

Investment activities of affiliated shareholders could have material impacts on the Funds.

7.  Class-Specific Transfer Agent Fees and Expenses. For the year ended September 30, 2013, the class-specific transfer agent fees and expenses (including sub-transfer agent fees, where applicable) for each Fund were as follows:

	Transfer Agent Fees and Expenses
Fund	Institutional Class	Retail Class	Class N
Fixed Income Fund	$5,196	$—	$—
Global Bond Fund	2,562,395	950,356	117
Inflation Protected Securities Fund	9,844	4,763	—
Institutional High Income Fund	11,106	—	—
Intermediate Duration Bond Fund	4,504	4,127	—
Investment Grade Fixed Income Fund	3,029	—	—

8.  Line of Credit. Each Fund, together with certain other funds of Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series, participates in a $200,000,000 committed unsecured line of credit provided by State Street Bank, with an individual limit of $125,000,000 for each fund that participates in the line of credit. Interest is charged to each participating fund based on its borrowings at a rate per annum equal to the greater of the Federal Funds rate or overnight LIBOR, plus 1.25%. In addition, a commitment fee of 0.10% per annum, payable at the end of each calendar quarter, is accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit.

For the year ended September 30, 2013, none of the Funds had borrowings under these agreements.

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September 30, 2013

9.  Concentration of Risk. Each Fund’s investments in foreign securities are subject to foreign currency fluctuations, higher volatility than U.S. securities, varying degrees of regulation and limited liquidity. Greater political, economic, credit and information risks are also associated with foreign securities.

10.  Concentration of Ownership. From time to time, the Funds may have a concentration of one or more accounts constituting a significant percentage of shares outstanding. Investment activities by holders of such accounts could have material impacts on the Funds. As of September 30, 2013, based on management’s evaluation of the shareholder account base, the Funds had accounts representing controlling ownership of more than 5% of the Funds’ total outstanding shares. The number of such accounts, based on accounts that represent more than 5% of an individual class of shares, and the aggregate percentage of net assets represented by such holdings was as follows:

Fund	Number of >5% Non-Affiliated Account Holders	Percentage of Non-Affiliated Ownership	Percentage of Affiliated Ownership (Note 6)	Total Percentage of Ownership
Fixed Income Fund	3	21.28%	—	21.28%
Global Bond Fund	1	14.24%	0.28%	14.52%
Inflation Protected Securities Fund	1	24.13%	29.02%	53.15%
Institutional High Income Fund	1	5.61%	2.03%	7.64%
Intermediate Duration Bond Fund	2	27.41%	1.35%	28.76%
Investment Grade Fixed Income Fund	2	31.78%	—	31.78%

Omnibus shareholder accounts for which NGAM Advisors understands that the intermediary has discretion over the underlying shareholder accounts are included in the table above. For other omnibus accounts, the Funds do not have information on the individual shareholder accounts underlying omnibus accounts; therefore, there could be other 5% shareholders in addition to those disclosed in the table above.

11.  Capital Shares. Each Fund may issue an unlimited number of shares of beneficial interest, without par value. Transactions in capital shares were as follows:

	Fixed Income Fund

	Year Ended September 30, 2013		Year Ended September 30, 2012

Institutional Class	Shares	Amount	Shares	Amount
Issued from the sale of shares	7,793,448	$115,417,055	15,044,035	$211,308,493
Issued in connection with the reinvestment of distributions	3,830,465	55,120,396	3,792,125	49,183,861
Redeemed	(8,556,746)	(126,610,281)	(6,671,466)	(92,820,768)

Increase (decrease) from capital share transactions	3,067,167	$43,927,170	12,164,694	$167,671,586

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Notes to Financial Statements – continued

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11.  Capital Shares – continued

	Global Bond Fund

	Year Ended September 30, 2013		Year Ended September 30, 2012

Institutional Class	Shares	Amount	Shares	Amount
Issued from the sale of shares	29,980,755	$506,038,762	38,032,479	$638,830,194
Issued in connection with the reinvestment of distributions	2,318,195	39,149,374	2,684,824	44,754,190
Redeemed	(25,363,144)	(427,850,863)	(15,901,783)	(266,645,544)
Redeemed in-kind (Note 12)	—	—	(12,917,122)	(217,911,853)

Net change	6,935,806	$117,337,273	11,898,398	$199,026,987

Retail Class	Shares	Amount	Shares	Amount
Issued from the sale of shares	10,541,403	$177,527,003	12,729,562	$212,173,846
Issued in connection with the reinvestment of distributions	1,244,508	20,851,668	2,104,913	34,700,358
Redeemed	(20,970,307)	(350,378,229)	(16,726,919)	(278,317,233)

Net change	(9,184,396)	$(151,999,558)	(1,892,444)	$(31,443,029)

Class N*	Shares	Amount	Shares	Amount
Issued from the sale of shares	33,093	$540,632	—	$—
Issued in connection with the reinvestment of distributions	143	2,348	—	—
Redeemed	(32)	(527)	—	—

Net change	33,204	$542,453	—	$—

Increase (decrease) from capital share transactions	(2,215,386)	$(34,119,832)	10,005,954	$167,583,958

*	From commencement of Class operations on February 1, 2013 through September 30, 2013.

	Inflation Protected Securities Fund

	Year Ended September 30, 2013		Year Ended September 30, 2012

Institutional Class	Shares	Amount	Shares	Amount
Issued from the sale of shares	293,043	$3,340,935	1,354,498	$16,025,604
Issued in connection with the reinvestment of distributions	136,401	1,551,046	76,313	898,275
Redeemed	(647,272)	(7,283,676)	(2,405,935)	(28,264,420)

Net change	(217,828)	$(2,391,695)	(975,124)	$(11,340,541)

Retail Class	Shares	Amount	Shares	Amount
Issued from the sale of shares	787,185	$9,150,694	608,202	$7,272,762
Issued in connection with the reinvestment of distributions	39,154	446,573	7,634	90,217
Redeemed	(757,472)	(8,657,714)	(521,302)	(6,157,001)

Net change	68,867	$939,553	94,534	$1,205,978

Increase (decrease) from capital share transactions	(148,961)	$(1,452,142)	(880,590)	$(10,134,563)

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September 30, 2013

11.  Capital Shares – continued

	Institutional High Income Fund

	Year Ended September 30, 2013		Year Ended September 30, 2012

Institutional Class	Shares	Amount	Shares	Amount
Issued from the sale of shares	9,963,018	$79,267,523	26,212,406	$188,636,316
Issued in connection with the reinvestment of distributions	5,224,542	38,766,101	5,682,363	37,958,187
Redeemed	(18,800,057)	(148,309,666)	(7,635,195)	(56,144,879)

Increase (decrease) from capital share transactions	(3,612,497)	$(30,276,042)	24,259,574	$170,449,624

	Intermediate Duration Bond Fund

	Year Ended September 30, 2013		Year Ended September 30, 2012

Institutional Class	Shares	Amount	Shares	Amount
Issued from the sale of shares	2,609,734	$27,540,780	2,838,677	$30,026,780
Issued in connection with the reinvestment of distributions	284,910	3,004,817	208,896	2,205,076
Redeemed	(3,466,343)	(36,223,257)	(1,592,404)	(16,920,401)

Net change	(571,699)	$(5,677,660)	1,455,169	$15,311,455

Retail Class	Shares	Amount	Shares	Amount
Issued from the sale of shares	559,151	$5,926,282	674,742	$7,101,771
Issued in connection with the reinvestment of distributions	16,523	173,835	7,694	81,016
Redeemed	(319,300)	(3,325,397)	(558,347)	(5,895,724)

Net change	256,374	$2,774,720	124,089	$1,287,063

Increase (decrease) from capital share transactions	(315,325)	$(2,902,940)	1,579,258	$16,598,518

	Investment Grade Fixed Income Fund

	Year Ended September 30, 2013		Year Ended September 30, 2012

Institutional Class	Shares	Amount	Shares	Amount
Issued from the sale of shares	11,810,449	$156,021,983	19,283,257	$244,362,694
Issued in connection with the reinvestment of distributions	2,601,118	34,040,474	2,545,539	31,929,009
Redeemed	(8,978,611)	(118,076,079)	(5,664,721)	(72,596,168)

Increase (decrease) from capital share transactions	5,432,956	$71,986,378	16,164,075	$203,695,535

12.  Redemption In-Kind. In certain circumstances, a Fund may distribute portfolio securities rather than cash as payment for redemption of Fund shares (redemption in-kind). For financial reporting purposes, the Fund will recognize a gain on in-kind redemptions to the extent the value of the distributed securities on the date of redemption exceeds the cost of those securities; the Fund will recognize a loss if the cost exceeds value. Gains and losses realized on redemptions in-kind are not recognized for tax purposes, and are re-classified from realized gain (loss) to paid-in-capital.

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Report of Independent Registered Public Accounting Firm

To the Trustees of Loomis Sayles Funds I and Shareholders of Loomis Sayles Fixed Income Fund, Loomis Sayles Global Bond Fund, Loomis Sayles Inflation Protected Securities Fund, Loomis Sayles Institutional High Income Fund, Loomis Sayles Intermediate Duration Bond Fund and Loomis Sayles Investment Grade Fixed Income Fund:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Loomis Sayles Fixed Income Fund, Loomis Sayles Global Bond Fund, Loomis Sayles Inflation Protected Securities Fund, Loomis Sayles Institutional High Income Fund, Loomis Sayles Intermediate Duration Bond Fund and Loomis Sayles Investment Grade Fixed Income Fund, each a series of Loomis Sayles Funds I (collectively, the “Funds”), at September 30, 2013, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

November 21, 2013

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2013 U.S. Tax Distribution Information to Shareholders (unaudited)

Corporate Dividends Received Deduction. For the fiscal year ended September 30, 2013, a percentage of dividends distributed by the Funds listed below qualify for the dividends received deduction for corporate shareholders. These percentages are as follows:

Fund	Qualifying Percentage
Fixed Income	3.72%
Global Bond	0.65%
Inflation Protected Securities	0.46%
Institutional High Income	3.79%
Investment Grade Fixed Income	2.43%

Capital Gains Distributions. Pursuant to Internal Revenue Section 852(b), the following Funds paid distributions, which have been designated as capital gains distributions for the fiscal year ended September 30, 2013, unless subsequently determined to be different.

Fund	Amount
Fixed Income	$3,797,900
Inflation Protected Securities	994,279
Institutional High Income	2,428,639
Intermediate Duration Bond	424,395
Investment Grade Fixed Income	5,593,676

Qualified Dividend Income. For the fiscal year ended September 30, 2013, the Funds below will designate up to the maximum amount allowable pursuant to the Internal Revenue Code as qualified dividend income eligible for reduced tax rates. These lower rates range from 0% to 20% depending on an individual’s tax bracket. If the Funds pay a distribution during calendar year 2013, complete information will be reported in conjunction with Form 1099-DIV.

Fund
Fixed Income
Global Bond
Inflation Protected Securities
Institutional High Income
Investment Grade Fixed Income

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Trustee and Officer Information

The tables below provide certain information regarding the trustees and officers of Loomis Sayles Funds I (the “Trust”). Unless otherwise indicated, the address of all persons below is 399 Boylston Street, Boston, MA 02116. The Funds’ Statements of Additional Information include additional information about the trustees of the Trust and are available by calling Natixis Funds at 800-225-5478.

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

Independent Trustees
Charles D. Baker (1956)	Trustee From 2005 to 2009 and since 2011 Contract Review and Governance Committee Member	Executive in Residence at General Catalyst Partners (venture capital and growth equity firm); formerly, President and Chief Executive Officer, Harvard Pilgrim Health Care (health care organization)	42 Director, Athenahealth, Inc. (software company)	Significant experience on the Board; executive experience (including president and chief executive officer of a health care organization and executive officer of a venture capital and growth equity firm)

Daniel M. Cain (1945)	Trustee Since 2003 Chairman of the Contract Review and Governance Committee	Chairman (formerly, President and Chief Executive Officer) of Cain Brothers & Company, Incorporated (investment banking)	42 Director, Sheridan Healthcare Inc. (physician practice management)	Significant experience on the Board and on the board of other business organizations (including at a health care organization); experience in the financial industry (including roles as chairman and former chief executive officer of an investment banking firm)

Kenneth A. Drucker (1945)	Trustee Since 2008 Chairman of the Audit Committee	Retired	42 Formerly, Director, M Fund, Inc. (investment company); Director, Gateway Trust (investment company)	Significant experience on the Board and on the board of other business organizations (including at investment companies); executive experience (including as treasurer of an aerospace, automotive, and metal manufacturing corporation)

Edmond J. English (1953)	Trustee Since 2013 Contract Review and Governance Committee Member	Chief Executive Officer of Bob’s Discount Furniture (retail)	42 Formerly, Director, BJ’s Wholesale Club (retail); formerly, Director, Citizens Financial Group (bank)	Significant experience on the board of other business organizations (including at a retail company and a bank); executive experience (including at a retail company)

Wendell J. Knox (1948)	Trustee Since 2009 Audit Committee Member	Director (formerly, President and Chief Executive Officer) of Abt Associates Inc. (research and consulting)	42 Director, Eastern Bank (bank); Director, The Hanover Insurance Group (property and casualty insurance)	Significant experience on the Board and on the board of other business organizations (including at a bank and at a property and casualty insurance firm); executive experience (including roles as president and chief executive officer of a research and consulting company)

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Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership
Martin T. Meehan (1956)	Trustee Since 2012 Contract Review and Governance Committee Member	Chancellor and faculty member, University of Massachusetts Lowell	42 None	Experience on the Board and on the board of other business organizations; experience as Chancellor of the University of Massachusetts Lowell; government experience (including as a member of the U.S. House of Representatives); academic experience

Sandra O. Moose (1942)	Chairperson of the Board of Trustees since November 2005 Trustee Since 2003 Ex officio member of the Audit Committee and Contract Review and Governance Committee	President, Strategic Advisory Services (management consulting)	42 Director, Verizon Communications (telecommunications company); Director, AES Corporation (international power company); formerly, Director, Rohm and Haas Company (specialty chemicals)	Significant experience on the Board and on the board of other business organizations (including at a telecommunications company, an international power company and a specialty chemicals corporation); executive experience (including at a management consulting company)

Erik R. Sirri (1958)	Trustee Since 2009 Audit Committee Member	Professor of Finance at Babson College; formerly, Director of the Division of Trading and Markets at the Securities and Exchange Commission	42 None	Significant experience on the Board; experience as Director of the Division of Trading and Markets at the Securities and Exchange Commission; academic experience; training as an economist

Peter J. Smail (1952)	Trustee Since 2009 Contract Review and Governance Committee Member	Retired; formerly, President and Chief Executive Officer of Pyramis Global Advisors (investment management)	42 None	Significant experience on the Board; mutual fund industry and executive experience (including roles as president and chief executive officer for an investment adviser)

Cynthia L. Walker (1956)	Trustee Since 2005 Audit Committee Member	Deputy Dean for Finance and Administration, Yale University School of Medicine; formerly, Executive Dean for Administration, Harvard Medical School	42 None	Significant experience on the Board; executive experience in a variety of academic organizations (including roles as dean for finance and administration)

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Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

Interested Trustees
Robert J. Blanding[3] (1947) 555 California Street San Francisco, CA 94104	Trustee Since 2002 President and Chief Executive Officer since 2002	President, Chairman, Director and Chief Executive Officer, Loomis, Sayles & Company, L.P.	42 None	Significant experience on the Board; continuing service as President, Chairman, and Chief Executive Officer of Loomis, Sayles & Company, L.P.

David L. Giunta[4] (1965)	Trustee Since 2011 Executive Vice President since 2008	President and Chief Executive Officer, NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.	42 None	Experience on the Board; continuing experience as President and Chief Executive Officer of NGAM Advisors, L.P.

John T. Hailer[5] (1960)	Trustee Since 2003	President and Chief Executive Officer – U.S. and Asia, Natixis Global Asset Management, L.P.	42 None	Significant experience on the Board; continuing experience as President and Chief Executive Officer – U.S. and Asia, Natixis Global Asset Management, L.P.

[1]

Each trustee serves until retirement, resignation or removal from the Board. The current retirement age is 72. The position of Chairperson of the Board is appointed for a two-year term. Ms. Moose was appointed to serve an additional two-year term as the Chairperson of the Board on November 18, 2011.

[2]

The trustees of the Trust serve as trustees of a fund complex that includes all series of the Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV and Gateway Trust (collectively, the “Natixis Funds Trusts”), Loomis Sayles Funds I and Loomis Sayles Funds II (collectively, the “Loomis Sayles Funds Trusts”), and Hansberger International Series (collectively, the “Fund Complex”).

[3]

Mr. Blanding is deemed an “interested person” of the Trust because he holds the following positions with an affiliated person of the Trust: President, Chairman, Director and Chief Executive Officer of Loomis, Sayles & Company, L.P. and Director of Loomis Sayles Investment Asia Pte., Ltd.

[4]

Mr. Giunta is deemed an “interested person” of the Trust because he holds the following positions with an affiliated person of the Trust: President and Chief Executive Officer of NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.

[5]

Mr. Hailer is deemed an “interested person” of the Trust because he holds the following positions with an affiliated person of the Trust: President and Chief Executive Officer – U.S. and Asia, Natixis Global Asset Management, L.P.

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Name and Year of Birth	Position(s) Held with the Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past 5 Years[2]

Officers of the Trust
Coleen Downs Dinneen (1960)	Secretary, Clerk and Chief Legal Officer	Since September 2004	Executive Vice President, General Counsel, Secretary and Clerk, NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.

Daniel J. Fuss (1933) One Financial Center Boston, MA 02111	Executive Vice President	Since June 2003	Vice Chairman and Director, Loomis, Sayles & Company, L.P.

Russell L. Kane (1969)	Chief Compliance Officer, Assistant Secretary and Anti-Money Laundering Officer	Chief Compliance Officer since May 2006; Assistant Secretary since June 2004; and Anti-Money Laundering Officer since April 2007	Chief Compliance Officer for Mutual Funds, Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk, NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.

Michael C. Kardok (1959)	Treasurer, Principal Financial and Accounting Officer	Since October 2004	Senior Vice President, NGAM Advisors, L.P. and NGAM Distribution, L.P.

[1]

Each officer of the Trust serves for an indefinite term in accordance with the Trust’s current by-laws until the date his or her successor is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified.

[2]

Each person listed above, except as noted, holds the same position(s) with the Fund Complex. Mr. Fuss is not an officer of the Natixis Funds Trusts or the Hansberger International Series. Previous positions during the past five years with NGAM Distribution, L.P., NGAM Advisors, L.P. or Loomis, Sayles & Company, L.P. are omitted, if not materially different from a trustee’s or officer’s current position with such entity.

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Loomis Sayles High Income Opportunities Fund

Loomis Sayles Securitized Asset Fund

Annual Report

September 30, 2013

Portfolio Review	1
Portfolio of Investments	10
Financial Statements	25
Notes to Financial Statements	31

LOOMIS SAYLES HIGH INCOME OPPORTUNITIES FUND

Managers	Symbols
Matthew Eagan, CFA	Institutional Class	LSIOX
Daniel J. Fuss, CFA, CIC
Elaine M. Stokes

Objective

High current income, with a secondary objective of capital appreciation.

Strategy

The fund normally will invest substantially all of its assets, and may invest up to 100% of its assets, in high income securities. High income securities are fixed-income securities that Loomis Sayles believes have the potential to generate relatively high levels of current income. The fund may invest approximately 20% of its assets in investment-grade fixed-income securities. The fund may invest up to 40% of its assets in debt obligations of foreign companies, foreign governments and their subdivisions, agencies, instrumentalities and sponsored entities, including emerging market securities.

Market Conditions

Central bank policy was the primary force driving markets during the 12-month period ended September 30, 2013. Fiscal issues took center stage early in the period, as investors worried about the “fiscal cliff” of federal tax hikes and spending cuts scheduled to go into effect on January 1, 2013. Following a last-minute deal that prevented the worst of the fiscal cliff, investor optimism initially surged at the beginning of 2013. For much of 2013’s second quarter, the credit markets struggled as the Federal Reserve (the Fed) indicated that it might begin tapering its asset purchase program. This led to increased market volatility and declining market liquidity, as investors feared interest rates would rise sooner rather than later. However, the Fed surprised the markets by announcing in September that it would continue its current pace of bond buying. In response, markets rallied and liquidity improved late in the period. Elsewhere, 2013 opened with the collapse of Cyprus’s two largest banks. By the second quarter, the challenges in Europe, where the economic downturn appeared to stabilize, were overshadowed by an economic slowdown in China.

Performance Results

For the 12 months ended September 30, 2013, Institutional Class shares of Loomis Sayles High Income Opportunities Fund returned 9.19%. The fund outperformed its benchmark, the Barclays U.S. Corporate High-Yield Bond Index, which returned 7.14%.

Explanation of Fund Performance

Strong security selection supported the fund’s return. Convertibles were the strongest contributors to the fund’s performance during the 12-month period. Security selection in the technology and consumer cyclical sectors, specifically holdings in the American automotive industry, generally bolstered results. In addition, allocations to out-of-benchmark residential mortgage-backed securities (RMBS) aided return. Underweight positions in high-yield industrials and financials generated positive return, and security selection in these sectors contributed modestly to performance. Yield curve positioning and sector allocation boosted returns among utilities holdings.

Yield curve positioning (a curve that shows the relationship among bond yields across the maturity spectrum) detracted from results. In addition, an overweight position in emerging markets was a drag on performance, particularly positions in Mexico’s homebuilding industry, which declined due to uncertainty surrounding government policies on housing construction and development. An out-of-benchmark position in investment-grade corporate bonds and exposure to the energy industry also weighed on the fund’s relative performance.

Outlook

Our outlook for the U.S. and global economies remains largely consistent despite political and policy uncertainty. We believe U.S. gross domestic product (GDP) growth will move toward 3.0% next year, based on acceleration in the housing sector as well as momentum in autos and energy. However, deflationary pressures remain a concern in the short run as wage growth is slow, unemployment is still high (though slowly improving), and the output gap remains decidedly negative. Due primarily to weak economic growth, we expect the Fed to maintain accommodative monetary policy and to employ a slow, cautious approach to rate increases. Our forecast for the 10-year U.S. Treasury yield is approximately 2.75% at year-end, moving to 3.25% a year from now.

Several key risks may affect our outlook. We expect to see steady, perhaps even increased, volatility during the final quarter of 2013. Investor anxiety regarding upcoming economic releases and their impact on future Fed policy will likely contribute to market turbulence. The U.S. government shutdown and debt ceiling debates will likely occupy the headlines, adding another source of volatility. Europe remains an ongoing concern; however, economic and fiscal conditions appear stable for now.

1  |

Based on our long-term views, we have not made material asset allocation changes. Our strategy centers on research-based security selection, with a focus on sectors that can be uncorrelated with U.S. interest rates, and we continue to build diversification into the fund. We intend to maintain reduced term structure risk and continue to decrease nominal duration through sector and security selection. The fund’s ability to invest in what we view as the best risk-adjusted opportunities across a full range of global markets, sectors and securities may be an advantage as the economic recovery unfolds and the investment landscape evolves.

Cumulative Performance — April 12, 2004 (Inception) through September 30, 2013

Average Annual Total Returns — September 30, 2013

	1 year	5 years	Since Inception
Institutional Class (Inception 4/12/04)	9.19%	14.16%	8.89%
Comparative Performance
Barclays U.S. Corporate High-Yield Bond Index(a)	7.14	13.53	8.45

Past performance does not guarantee future results. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. Unlike a fund, an index is not managed and does not reflect fees and expenses.

NOTES TO CHARTS

(a)	See page 5 for a description of the index.

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LOOMIS SAYLES SECURITIZED ASSET FUND

Managers	Symbols
Ian Anderson	Institutional Class	LSSAX
Alessandro Pagani, CFA
Clifton Rowe, CFA

Objective

High level of current income consistent with capital preservation.

Strategy

Invests at least 80% of its net assets in a diversified portfolio of securitized assets, such as mortgage-backed and other asset-backed securities.

Market Conditions

The U.S. economy continued to recover, albeit at a relatively slow pace. Housing proved to be a keystone in the recovery, as prices trended higher. The improving housing environment provided support to mortgages, particularly non-agency residential mortgage-backed securities (RMBS). Meanwhile, mounting concerns about the timing of the Federal Reserve’s (the Fed’s) exit from its program of monthly mortgage and Treasury security purchases, known as quantitative-easing (QE), put downward pressure on agency mortgage-backed securities (MBS). Although MBS yield spreads (the yield difference between non-Treasury and Treasury securities) widened, agency MBS outperformed Treasuries.

Despite bouts of volatility throughout the year, credit-sensitive assets, including commercial mortgage-backed securities (CMBS) and asset-backed securities (ABS), generally outperformed Treasuries with similar duration (price sensitivity to interest rate changes). After approaching 12-month highs in early July, CMBS spreads narrowed in the third quarter of 2013 and ended the period tighter than they were at the end of September 2012.

After hitting record lows in May 2013, intermediate- and long-term U.S. Treasury yields increased on growing expectations that the Fed would scale back QE in September. Overall, the yield on the 10-year Treasury note increased nearly one percentage point during the 12-month period. But, following its September policy meeting, the Fed surprised the markets by announcing it was taking no immediate action to taper its purchases, which led to a rally in rates at the end of the period.

Performance Results

For the 12 months ended September 30, 2013, Institutional Class shares of Loomis Sayles Securitized Asset Fund returned 0.75%. The fund outperformed its benchmark, the Barclays U.S. Securitized Bond Index, which returned -1.07%.

Explanation of Fund Performance

During the period, shorter-duration bonds generally fared better than longer-duration securities, as U.S. Treasury yields moved higher. The fund’s shorter-than-benchmark duration aided relative performance in the rising rate environment. In addition, security selection among CMBS and ABS made a positive contribution to results, as the fund’s holdings in these sectors outpaced those in the benchmark on a duration-adjusted basis (which considers a security’s return relative to similar-duration Treasuries). In general, CMBS benefited from spread tightening, while ABS benefited from having less interest rate risk than many other credit sectors. A modest allocation to non-agency RMBS, which benefited from the improving housing market, also contributed positively to fund performance. The fund utilized interest rate futures to manage duration and hedge interest rate risk. These instruments performed as expected and positively impacted performance during the period.

Conversely, agency MBS, including mortgage pass-through securities and other structured bonds, generally detracted from relative performance. Fund holdings in this sector lagged those in the benchmark on a duration-adjusted basis. The fund utilized to be announced (TBA) mortgage securities to gain exposure to the MBS market. These instruments performed as expected and negatively impacted performance during the period.

Outlook

We believe the tight credit restrictions currently prevalent in the mortgage refinance market will provide agency MBS some relief during periods of declining interest rates. However, rising rates likely would have a negative effect on the agency MBS universe. We also expect ABS to benefit from solid underlying credit fundamentals, and we believe the sector can offer attractive yield advantages. We believe CMBS spreads remain favorable, given the high quality of the bonds. As the commercial real estate market recovers, this sector should continue to offer opportunities.

3  |

Cumulative Performance — March 2, 2006 (Inception) through September 30, 2013

Average Annual Total Returns — September 30, 2013

	1 year	5 years	Since Inception
Institutional Class (Inception 3/2/06)	0.75%	8.67%	6.84%
Comparative Performance
Barclays U.S. Securitized Bond Index(a)	-1.07	4.95	5.08

Past performance does not guarantee future results. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares. Performance for periods less than one year are cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. Unlike a fund, an index is not managed and does not reflect fees and expenses.

NOTES TO CHARTS

(a)	See page 5 for a description of the index.

|  4

ADDITIONAL INFORMATION

The views expressed in this report reflect those of the portfolio managers as of the dates indicated. The managers’ views are subject to change at any time without notice based on changes in market or other conditions. References to specific securities or industries should not be regarded as investment advice. Because the funds are actively managed, there is no assurance that they will continue to invest in the securities or industries mentioned.

Index Definitions

Indexes are unmanaged and do not have expenses that affect results, unlike mutual funds. Index returns are adjusted for the reinvestment of capital gain distributions and income dividends. It is not possible to invest directly in an index.

Barclays U.S. Corporate High-Yield Bond Index is an unmanaged index that covers the U.S.-dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

Barclays U.S. Securitized Bond Index is an unmanaged index of asset-backed securities, collateralized mortgage-backed securities (ERISA-eligible), and fixed-rate mortgage-backed securities.

Proxy Voting Information

A description of the funds’ proxy voting policies and procedures is available without charge, upon request, (i) by calling Loomis Sayles at 800-633-3330; (ii) on the Funds’ website, www.loomissayles.com, and (iii) on the Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information about how the Funds voted proxies relating to portfolio securities during the 12-month period ended June 30, 2013 is available on (i) the Funds’ website and (ii) the SEC’s website.

Quarterly Portfolio Schedules

The Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Additional Index Information

This document may contain references to third party copyrights, indexes, and trademarks, each of which is the property of its respective owner. Such owner is not affiliated with Natixis Global Asset Management or any of its related or affiliated companies (collectively “NGAM”) and does not sponsor, endorse or participate in the provision of any NGAM services, funds or other financial products.

The index information contained herein is derived from third parties and is provided on an “as is” basis. The user of this information assumes the entire risk of use of this information. Each of the third party entities involved in compiling, computing or creating index information disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to such information.

5  |

UNDERSTANDING FUND EXPENSES

Typically, mutual fund shareholders incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution fees (12b-1 fees), and other fund expenses. However, the funds are unlike other mutual funds; they do not charge any fees or expenses.

You should be aware that shares in the Funds are available only to institutional investment advisory clients of Loomis, Sayles & Company, L.P. (“Loomis Sayles”) and NGAM Advisors, L.P. (“NGAM Advisors”) and to participants in “wrap fee” programs sponsored by broker-dealers and investment advisers that may be affiliated or unaffiliated with the Funds, Loomis Sayles or NGAM Advisors. The institutional investment advisory clients of Loomis Sayles and NGAM Advisors pay Loomis Sayles or NGAM Advisors a fee for their investment advisory services, while participants in “wrap fee” programs pay a “wrap fee” to the program’s sponsor. The “wrap fee” program sponsors, in turn, pay a fee to NGAM Advisors. “Wrap fee” program participants should read carefully the wrap fee brochure provided to them by their program’s sponsor and the fees paid by such sponsor to NGAM Advisors. Shareholders pay no additional fees or expenses to purchase shares of the Funds. However, shareholders will indirectly pay a proportionate share of those costs, such as brokerage commissions, taxes and extraordinary expenses, that are borne by the Funds through a reduction in each Fund’s net asset value.

The first line in each Fund’s table shows the actual amount of Fund expenses ($0) you would have paid on a $1,000 investment in the Fund from April 1, 2013 through September 30, 2013. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual Fund returns and expenses.

The second line in each fund’s table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio (0%) and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown reflect ongoing costs only, and do not include any transaction costs. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. If transaction costs were included, total costs would be higher.

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Loomis Sayles High Income Opportunities Fund

Institutional Class	Beginning Account Value 4/1/2013	Ending Account Value 9/30/2013	Expenses Paid During Period* 4/1/2013 – 9/30/2013
Actual	$1,000.00	$1,004.90	$0.00
Hypothetical (5% return before expenses)	$1,000.00	$1,025.07	$0.00

*   Expenses are equal to the Fund’s annualized expense ratio of 0.00%, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), divided by 365 (to reflect the half-year period).

Loomis Sayles Securitized Asset Fund

Institutional Class	Beginning Account Value 4/1/2013	Ending Account Value 9/30/2013	Expenses Paid During Period* 4/1/2013 – 9/30/2013
Actual	$1,000.00	$991.00	$0.00
Hypothetical (5% return before expenses)	$1,000.00	$1,025.07	$0.00

*   Expenses are equal to the Fund’s annualized expense ratio of 0.00%, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), divided by 365 (to reflect the half-year period).

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BOARD APPROVAL OF THE EXISTING ADVISORY AGREEMENTS

The Board of Trustees of the Trust (the “Board”), including the Independent Trustees, considers matters bearing on each Fund’s advisory agreement (collectively, the “Agreements”) at most of its meetings throughout the year. Each year, usually in the spring, the Contract Review and Governance Committee of the Board meets to review the Agreements to determine whether to recommend that the full Board approve the continuation of the Agreements, typically for an additional one-year period. After the Committee has made its recommendation, the full Board, including the Independent Trustees, determines whether to approve the continuation of the Agreements.

In connection with these meetings, the Trustees receive materials that the Funds’ investment adviser (the “Adviser”) believes to be reasonably necessary for the Trustees to evaluate the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Funds and the performance of peer groups and categories of funds and the Funds’ performance benchmarks, (ii) information on the Funds’ advisory fees, if any, and other expenses, including information comparing the Funds’ expenses to the fees charged to institutional accounts with similar strategies managed by the Adviser, if any, and to those of peer groups of funds and information about any applicable expense caps and fee “breakpoints,” (iii) sales and redemption data in respect of the Funds, (iv) information about the profitability of the Agreements to the Adviser and (v) information obtained through the completion by the Adviser of a questionnaire distributed on behalf of the Trustees. The Board, including the Independent Trustees, also consider other matters such as (i) the Adviser’s financial results and financial condition, (ii) each Fund’s investment objective and strategies and the size, education and experience of the Adviser’s respective investment staffs and their use of technology, external research and trading cost measurement tools, (iii) arrangements in respect of the distribution of the Funds’ shares and the related costs, (iv) the procedures employed to determine the value of the Funds’ assets, (v) the allocation of the Funds’ brokerage, if any, including, if applicable, allocations to brokers affiliated with the Adviser and the use of “soft” commission dollars to pay Fund expenses and to pay for research and other similar services, (vi) the resources devoted to, and the record of compliance with, the Funds’ investment policies and restrictions, policies on personal securities transactions and other compliance policies, (vii) information about amounts invested by the Funds’ portfolio managers in the Funds or in similar accounts that they manage and (viii) the general economic outlook with particular emphasis on the mutual fund industry. Throughout the process, the Trustees are afforded the opportunity to ask questions of and request additional materials from the Adviser.

In addition to the materials requested by the Trustees in connection with their annual consideration of the continuation of the Agreements, the Trustees receive materials in advance of each regular quarterly meeting of the Board that provide detailed information about the Funds’ investment performance. This information generally includes, among other things, an internal performance rating for each Fund based on agreed-upon criteria, graphs showing each Fund’s performance and fee differentials against each Fund’s peer group/category, performance ratings provided by a third-party, total return information for various periods, and third-party performance rankings for various periods comparing a Fund against similarly categorized funds. The portfolio management team for each Fund or other representatives of the Adviser make periodic presentations to the Contract Review and Governance Committee and/or the full Board, and Funds identified as presenting possible performance concerns may be subject to more frequent board presentations and reviews. In addition, each quarter the Trustees are provided with detailed statistical information about each Fund’s portfolio. The Trustees also receive periodic updates between meetings.

The Board most recently approved the continuation of the Agreements at their meeting held in June 2013. The Agreements were continued for a one-year period for both Funds. In considering whether to approve the continuation of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as determinative. Individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. Matters considered by the Trustees, including the Independent Trustees, in connection with their approval of the Agreements included, but were not limited to, the factors listed below.

The nature, extent and quality of the services provided to the Funds under the Agreements. The Trustees considered the nature, extent and quality of the services provided by the Adviser and its affiliates to the Funds and the resources dedicated to the Funds by the Adviser and its affiliates.

The Trustees considered not only the advisory services provided by the Adviser to the Funds, but also the administrative services provided by NGAM Advisors, L.P. (“NGAM Advisors”) and its affiliates to the Funds. For each Fund, the Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds that offers shareholders the right to exchange shares of one type of fund for shares of another type of fund, and provides a variety of fund and shareholder services.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the nature, extent and quality of services provided supported the renewal of the Agreements.

Investment performance of the Funds and the Adviser. As noted above, the Trustees received information about the performance of the Funds over various time periods, including information that compared the performance of the Funds to the performance of peer groups and categories of funds and the Funds’ respective performance benchmarks. In addition, the Trustees also reviewed data prepared by an independent third party that analyzed the performance of the Funds using a variety of performance metrics, including metrics that also measured the performance of the Funds on a risk adjusted basis. With respect to each Fund, the Board concluded that the Fund’s performance or other relevant factors supported the renewal of the Agreement relating to that Fund.

The Trustees also considered the Adviser’s performance and reputation generally, the performance of the fund family generally, and the historical responsiveness of the Adviser to Trustee concerns about performance and the willingness of the Adviser to take steps intended to improve performance.

|  8

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the performance of the Funds and the Adviser supported the renewal of the Agreements.

The costs of the services to be provided and profits to be realized by the Adviser and its affiliates from their respective relationships with the Funds. Under the terms of the Agreements, the Adviser does not charge the Funds an investment advisory fee or any other fee for services or for bearing expenses. The Trustees considered that, although the Funds do not compensate the Adviser directly for services under the Agreements, the Adviser will typically receive an advisory fee from its advisory clients who have invested in the Funds or from the sponsors of “wrap programs,” who in turn charge the programs’ participants. Because the Funds do not charge an advisory fee, the Trustees did not consider the profitability of the Adviser’s relationship to the Funds.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the advisory fee, of 0%, charged to each of the Funds was fair and reasonable and supported the renewal of the Agreements.

Economies of Scale. The Trustees noted that because the Adviser has borne most of the Funds’ expenses, economies of scale were not relevant to these Funds.

The Trustees also considered other factors, which included but were not limited to the following:

•	The effect of recent market and economic events on the performance, asset levels and expense ratios of each Fund.

•

Whether each Fund has operated in accordance with its investment objective and the Fund’s record of compliance with its investment restrictions, and the compliance programs of the Funds and the Adviser. They also considered the compliance-related resources the Adviser and its affiliates were providing to the Funds.

•

The nature, quality, cost and extent of administrative and shareholder services performed by the Adviser and its affiliates, both under the Agreements and under separate agreements covering administrative services.

•

So-called “fallout benefits” to the Adviser, such as the financial and other benefits to the Adviser from being able to offer the Funds to its advisory clients and investors in certain “wrap” programs and engagement of affiliates of the Adviser to provide distribution, administrative and brokerage services to the Funds, and the benefits of research made available to the Adviser by reason of brokerage commissions (if any) generated by the Funds’ securities transactions. The Trustees also considered the fact that NGAM Advisors’ parent company benefits from the retention of an affiliated Adviser. The Trustees considered the possible conflicts of interest associated with these fallout and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor such possible conflicts of interest.

•	The Trustees’ review and discussion of the Funds’ advisory arrangements in prior years, and management’s record of responding to Trustee concerns raised during the year and in prior years.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Trustees, including the Independent Trustees, concluded that each of the existing Agreements should be continued through June 30, 2014.

9  |

Portfolio of Investments – as of September 30, 2013

Loomis Sayles High Income Opportunities Fund

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – 86.9% of Net Assets

Non-Convertible Bonds – 73.8%

	ABS Home Equity – 4.2%
$107,851	American Home Mortgage Investment Trust, Series 2005-2, Class 4A1, 1.897%, 9/25/2045(b)	$99,798
154,568	Banc of America Alternative Loan Trust, Series 2003-10, Class 3A1, 5.500%, 12/25/2033	156,844
125,869	Banc of America Funding Trust, Series 2005-7, Class 3A1, 5.750%, 11/25/2035	126,181
288,654	Countrywide Alternative Loan Trust, Series 2004-27CB, Class A1, 6.000%, 12/25/2034	278,217
136,643	Countrywide Alternative Loan Trust, Series 2005-14, Class 2A1, 0.394%, 5/25/2035(b)	110,511
72,129	Countrywide Alternative Loan Trust, Series 2006-4CB, Class 2A2, 5.500%, 4/25/2036	65,057
80,000	Countrywide Asset-Backed Certificates, Series 2004-13, Class AF5B, 5.103%, 5/25/2035	77,558
271,042	Countrywide Home Loan Mortgage Pass Through Trust, Series 2005-11, Class 3A3, 2.691%, 4/25/2035(b)	188,012
53,777	Countrywide Home Loan Mortgage Pass Through Trust, Series 2005-13, Class A3, 5.500%, 6/25/2035	53,075
141,611	Countrywide Home Loan Mortgage Pass Through Trust, Series 2005-2, Class 2A3, 0.519%, 3/25/2035(b)	92,017
195,941	Countrywide Home Loan Mortgage Pass Through Trust, Series 2006-20, Class 1A35, 6.000%, 2/25/2037	172,258
32,530	GMAC Mortgage Corp. Loan Trust, Series 2003-J7, Class A7, 5.000%, 11/25/2033	33,104
156,189	GMAC Mortgage Corp. Loan Trust, Series 2005-AR3, Class 2A1, 3.165%, 6/19/2035(b)	153,471
150,493	GMAC Mortgage Corp. Loan Trust, Series 2005-AR4, Class 3A1, 3.410%, 7/19/2035(b)	136,236
123,297	GSR Mortgage Loan Trust, Series 2004-14, Class 5A1, 2.715%, 12/25/2034(b)	121,823
225,000	GSR Mortgage Loan Trust, Series 2005-AR6, Class 4A5, 2.656%, 9/25/2035(b)	219,130
168,926	IndyMac Index Mortgage Loan Trust, Series 2005-16IP, Class A1, 0.499%, 7/25/2045(b)	147,405
175,230	Lehman Mortgage Trust, Series 2005-3, Class 1A6, 0.684%, 1/25/2036(b)(c)	120,211
169,513	Lehman Mortgage Trust, Series 2007-8, Class 2A1, 6.500%, 9/25/2037	145,252

	ABS Home Equity – continued
$244,992	MASTR Adjustable Rate Mortgages Trust, Series 2007-1, Class I2A1, 0.339%, 1/25/2047(b)	$176,279
129,207	Residential Funding Mortgage Securities, Series 2006-S1, Class 1A3, 5.750%, 1/25/2036	130,144
189,484	Structured Asset Securities Corp. Mortgage Pass Through Certificates, Series 2004-20, Class 8A7, 5.750%, 11/25/2034	200,285
165,037	WaMu Mortgage Pass Through Certificates, Series 2006-AR11, Class 2A, 2.454%, 9/25/2046(b)	153,567
224,779	Washington Mutual Mortgage Pass-Through Certificates, Series 2006-AR6, Class 2A, 1.119%, 8/25/2046(b)	140,055

		3,296,490

	ABS Other – 0.2%
130,410	Sierra Receivables Funding Co. LLC, Series 2011-3A, Class C, 9.310%, 7/20/2028, 144A	140,882

	Aerospace & Defense – 1.8%
885,000	Bombardier, Inc., 7.450%, 5/01/2034, 144A	880,575
200,000	Meccanica Holdings USA, Inc., 6.250%, 1/15/2040, 144A	167,000
400,000	Meccanica Holdings USA, Inc., 7.375%, 7/15/2039, 144A	367,865

		1,415,440

	Airlines – 2.0%
110,000	Continental Airlines Pass Through Certificates, Series 2012-3, Class C, 6.125%, 4/29/2018	111,925
8,927	Continental Airlines Pass Through Trust, Series 1997-4, Class B, 6.900%, 7/02/2018	9,239
50,160	Continental Airlines Pass Through Trust, Series 1999-1, Class B, 6.795%, 2/02/2020	52,104
3,799	Continental Airlines Pass Through Trust, Series 2000-2, Class B, 8.307%, 10/02/2019	3,918
25,928	Continental Airlines Pass Through Trust, Series 2001-1, Class B, 7.373%, 6/15/2017	27,548
168,187	Delta Air Lines Pass Through Trust, Series 2007-1, Class A, 6.821%, 2/10/2024	187,109
451,403	Delta Air Lines Pass Through Trust, Series 2007-1, Class B, 8.021%, 2/10/2024	489,772
265,829	Northwest Airlines, Inc., Series 2007-1, Class B, 8.028%, 5/01/2019	274,602
399,697	US Airways Pass Through Trust, Series 2012-1C, Class C, 9.125%, 10/01/2015	411,687

		1,567,904

See accompanying notes to financial statements.

|  10

Portfolio of Investments – as of September 30, 2013

Loomis Sayles High Income Opportunities Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Automotive – 2.0%
$165,000	Ford Motor Co., 6.625%, 2/15/2028	$178,347
35,000	Ford Motor Co., 7.125%, 11/15/2025	40,767
110,000	Ford Motor Co., 7.500%, 8/01/2026	132,683
565,000	General Motors Co., 4.875%, 10/02/2023, 144A	552,287
195,000	General Motors Co., 6.250%, 10/02/2043, 144A	192,075
320,000	Goodyear Tire & Rubber Co. (The), 7.000%, 3/15/2028	316,800
175,000	Lear Corp., 4.750%, 1/15/2023, 144A	162,312

		1,575,271

	Banking – 1.8%
60,000	Ally Financial, Inc., 7.500%, 9/15/2020	67,425
401,000	Ally Financial, Inc., 8.000%, 11/01/2031	451,125
435,000	HBOS PLC, GMTN, 6.750%, 5/21/2018, 144A	483,369
405,000	Royal Bank of Scotland Group PLC, 4.700%, 7/03/2018	407,025

		1,408,944

	Brokerage – 0.8%
140,000	Jefferies Group LLC, 6.250%, 1/15/2036	134,343
515,000	Jefferies Group LLC, 6.450%, 6/08/2027	525,300

		659,643

	Building Materials – 1.4%
320,000	Builders FirstSource, Inc., 7.625%, 6/01/2021, 144A	320,000
138,000	CPG Merger Sub LLC, 8.000%, 10/01/2021, 144A	140,242
60,000	HD Supply, Inc., 7.500%, 7/15/2020, 144A	62,175
145,000	Masonite International Corp., 8.250%, 4/15/2021, 144A	159,137
200,000	Odebrecht Finance Ltd., 4.375%, 4/25/2025, 144A	173,500
206,000	Ply Gem Industries, Inc., 8.250%, 2/15/2018	220,420
15,000	USG Corp., 9.750%, 1/15/2018	17,363

		1,092,837

	Chemicals – 3.0%
310,000	Chemtura Corp., 5.750%, 7/15/2021	309,225
675,000	Hercules, Inc., 6.500%, 6/30/2029	600,750
15,000	Hexion US Finance Corp./Hexion Nova Scotia Finance ULC, 9.000%, 11/15/2020	14,662

	Chemicals – continued
$235,000	JM Huber Corp., 9.875%, 11/01/2019, 144A	$266,725
195,000	PetroLogistics LP/PetroLogistics Finance Corp., 6.250%, 4/01/2020, 144A	191,100
190,000	TPC Group, Inc., 8.750%, 12/15/2020, 144A	194,275
590,000	Tronox Finance LLC, 6.375%, 8/15/2020	584,100
150,000	U.S. Coatings Acquisition, Inc./Flash Dutch 2 BV, 7.375%, 5/01/2021, 144A	156,750

		2,317,587

	Collateralized Mortgage Obligations – 0.0%
37,212	MASTR Adjustable Rate Mortgages Trust, Series 2006-2, Class 3A1, 2.875%, 1/25/2036(b)	34,983

	Commercial Mortgage-Backed Securities – 0.5%
90,000	GS Mortgage Securities Corp. II, Series 2007-GG10, Class AM, 5.993%, 8/10/2045(b)	87,981
250,000	Morgan Stanley Capital I Trust, Series 2007-HQ12, Class AM, 5.760%, 4/12/2049(b)	265,423

		353,404

	Construction Machinery – 0.5%
335,000	United Rentals North America, Inc., 7.625%, 4/15/2022	364,313

	Consumer Cyclical Services – 0.6%
100,000	ServiceMaster Co. (The), 7.000%, 8/15/2020	94,500
220,000	ServiceMaster Co. (The), 7.450%, 8/15/2027	176,000
225,000	ServiceMaster Co. (The), 8.000%, 2/15/2020	222,750

		493,250

	Consumer Products – 0.4%
340,000	Visant Corp., 10.000%, 10/01/2017	316,200

	Electric – 2.6%
385,000	AES Corp., 4.875%, 5/15/2023	359,975
39,730	CE Generation LLC, 7.416%, 12/15/2018	39,184
300,000	Enel Finance International NV, 6.000%, 10/07/2039, 144A	273,183
290,000	Enel SpA, (fixed rate to 9/24/2023, variable rate thereafter), 8.750%, 9/24/2073, 144A	293,426
1,141,500	Energy Future Intermediate Holding Co. LLC/EFIH Finance, Inc., 11.250% (12.250% PIK), 12/01/2018, 144A(d)	753,390
264,000	NSG Holdings LLC, 7.750%, 12/15/2025, 144A	277,200

		1,996,358

See accompanying notes to financial statements.

11  |

Portfolio of investments – as of September 30, 2013

Loomis Sayles High Income Opportunities Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Entertainment – 0.0%
$33,000	DreamWorks Animation SKG, Inc., 6.875%, 8/15/2020, 144A	$34,238

	Food & Beverage – 0.9%
260,000	Crestview DS Merger Sub II, Inc., 10.000%, 9/01/2021, 144A	267,800
415,000	KeHE Distributors LLC/KeHE Finance Corp., 7.625%, 8/15/2021, 144A	421,225

		689,025

	Gaming – 1.4%
230,000	MGM Resorts International, 7.500%, 6/01/2016	257,025
630,000	MGM Resorts International, 7.625%, 1/15/2017	704,025
170,000	PNK Finance Corp., 6.375%, 8/01/2021, 144A	173,400

		1,134,450

	Healthcare – 3.5%
185,000	DJO Finance LLC/DJO Finance Corp., 9.875%, 4/15/2018	196,100
185,000	HCA Holdings, Inc., 6.250%, 2/15/2021	188,006
5,000	HCA Holdings, Inc., 7.750%, 5/15/2021	5,319
430,000	HCA, Inc., 7.050%, 12/01/2027	411,725
35,000	HCA, Inc., 7.500%, 12/15/2023	35,700
790,000	HCA, Inc., 7.500%, 11/06/2033	784,075
40,000	HCA, Inc., 7.690%, 6/15/2025	40,950
40,000	HCA, Inc., 8.360%, 4/15/2024	43,000
205,000	HCA, Inc., MTN, 7.580%, 9/15/2025	208,075
20,000	HCA, Inc., MTN, 7.750%, 7/15/2036	19,600
975,000	Tenet Healthcare Corp., 6.875%, 11/15/2031	826,312

		2,758,862

	Home Construction – 4.4%
70,000	Beazer Homes USA, Inc., 7.250%, 2/01/2023	67,200
25,000	Beazer Homes USA, Inc., 9.125%, 6/15/2018	26,250
75,000	Beazer Homes USA, Inc., 9.125%, 5/15/2019	79,125
200,000	Corp GEO SAB de CV, 8.875%, 3/27/2022, 144A(e)	28,000
470,000	Desarrolladora Homex SAB de CV, 9.750%, 3/25/2020, 144A(f)	112,800
260,000	K. Hovnanian Enterprises, Inc., 5.000%, 11/01/2021	228,800
260,000	K. Hovnanian Enterprises, Inc., 9.125%, 11/15/2020, 144A	281,450

	Home Construction – continued
$355,000	KB Home, 7.250%, 6/15/2018	$382,069
305,000	KB Home, 8.000%, 3/15/2020	329,400
385,000	Lennar Corp., 4.750%, 11/15/2022	354,200
215,000	Lennar Corp., 6.950%, 6/01/2018	237,038
720,000	Pulte Group, Inc., 6.000%, 2/15/2035	619,200
495,000	Pulte Group, Inc., 6.375%, 5/15/2033	441,787
160,000	Standard Pacific Corp., 8.375%, 1/15/2021	180,000
200,000	Urbi Desarrollos Urbanos SAB de CV, 9.750%, 2/03/2022, 144A(f)	34,000

		3,401,319

	Independent Energy – 5.3%
340,000	Chesapeake Energy Corp., 6.625%, 8/15/2020	365,500
145,000	Chesapeake Energy Corp., 6.875%, 11/15/2020	156,600
130,000	Connacher Oil and Gas Ltd., 8.500%, 8/01/2019, 144A	92,950
115,000	Continental Resources, Inc., 4.500%, 4/15/2023	112,844
170,000	Denbury Resources, Inc., 8.250%, 2/15/2020	186,575
105,000	Halcon Resources Corp., 8.875%, 5/15/2021	107,625
215,000	MEG Energy Corp., 6.375%, 1/30/2023, 144A	210,700
554,000	Oasis Petroleum, Inc., 6.875%, 3/15/2022, 144A	584,470
400,000	OGX Austria GmbH, 8.375%, 4/01/2022, 144A(e)	64,000
750,000	OGX Austria GmbH, 8.500%, 6/01/2018, 144A	120,000
375,000	QEP Resources, Inc., 5.250%, 5/01/2023	349,688
375,000	Range Resources Corp., 5.000%, 8/15/2022	362,812
180,000	Rex Energy Corp., 8.875%, 12/01/2020, 144A	189,000
110,000	SandRidge Energy, Inc., 7.500%, 2/15/2023	108,900
380,000	SandRidge Energy, Inc., 8.125%, 10/15/2022	383,800
290,000	Whiting Petroleum Corp., 5.750%, 3/15/2021	297,975
465,000	Whiting Petroleum Corp., 5.750%, 3/15/2021, 144A	475,462

		4,168,901

	Industrial Other – 0.2%
130,000	Dematic S.A./DH Services Luxembourg S.a.r.l., 7.750%, 12/15/2020, 144A	135,200

See accompanying notes to financial statements.

|  12

Portfolio of Investments – as of September 30, 2013

Loomis Sayles High Income Opportunities Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Life Insurance – 0.6%
$370,000	American International Group, Inc., (fixed rate to 5/15/2038, variable rate thereafter), 8.175%, 5/15/2068	$433,085

	Lodging – 0.5%
385,000	Felcor Lodging LP, 5.625%, 3/01/2023	359,494

	Media Cable – 1.6%
230,000	CCO Holdings LLC/CCO Holdings Capital Corp., 5.750%, 9/01/2023, 144A	217,925
430,000	CSC Holdings LLC, 7.625%, 7/15/2018	492,350
380,000	DISH DBS Corp., 5.125%, 5/01/2020	376,200
200,000	Quebecor Media, Inc., 5.750%, 1/15/2023	188,500

		1,274,975

	Media Non-Cable – 2.6%
85,000	Clear Channel Communications, Inc., 4.900%, 5/15/2015	79,688
310,000	Clear Channel Communications, Inc., 5.500%, 9/15/2014	304,575
405,000	Clear Channel Worldwide Holdings, Inc., 7.625%, 3/15/2020	418,162
85,000	Clear Channel Worldwide Holdings, Inc., Series A, 6.500%, 11/15/2022	86,275
230,000	Clear Channel Worldwide Holdings, Inc., Series B, 6.500%, 11/15/2022	234,600
50,000	Intelsat Luxembourg S.A., 6.750%, 6/01/2018, 144A	51,875
335,000	Intelsat Luxembourg S.A., 7.750%, 6/01/2021, 144A	346,725
230,000	Intelsat Luxembourg S.A., 8.125%, 6/01/2023, 144A	242,650
180,000	R.R. Donnelley & Sons Co., 7.000%, 2/15/2022	180,900
85,000	R.R. Donnelley & Sons Co., 8.250%, 3/15/2019	94,350

		2,039,800

	Metals & Mining – 2.2%
235,000	Alcoa, Inc., 5.900%, 2/01/2027	227,256
50,000	Alcoa, Inc., 6.750%, 1/15/2028	50,601
25,000	ArcelorMittal, 6.750%, 2/25/2022	26,312
70,000	ArcelorMittal, 7.250%, 3/01/2041	64,050
600,000	ArcelorMittal, 7.500%, 10/15/2039	568,500
40,000	Barrick Gold Corp., 3.850%, 4/01/2022	35,376
125,000	Essar Steel Algoma, Inc., 9.375%, 3/15/2015, 144A	118,125

	Metals & Mining – continued
$210,000	Inmet Mining Corp., 7.500%, 6/01/2021, 144A	$215,250
80,000	United States Steel Corp., 6.050%, 6/01/2017	84,000
370,000	United States Steel Corp., 6.650%, 6/01/2037	302,475

		1,691,945

	Non-Captive Consumer – 2.1%
145,000	Provident Funding Associates LP/PFG Finance Corp., 6.750%, 6/15/2021, 144A	145,725
850,000	SLM Corp., Series A, MTN, 5.625%, 8/01/2033	663,000
280,000	Springleaf Finance Corp., 7.750%, 10/01/2021, 144A	290,500
110,000	Springleaf Finance Corp., 8.250%, 10/01/2023, 144A	114,400
200,000	Springleaf Finance Corp., Series J, MTN, 6.500%, 9/15/2017	206,000
110,000	Springleaf Finance Corp., Series J, MTN, 6.900%, 12/15/2017	114,950
102,000	Stearns Holdings, Inc., 9.375%, 8/15/2020, 144A	104,040

		1,638,615

	Non-Captive Diversified – 1.5%
30,000	Aircastle Ltd., 7.625%, 4/15/2020	33,150
30,000	CIT Group, Inc., 5.000%, 8/15/2022	29,325
30,000	CIT Group, Inc., 5.000%, 8/01/2023	29,045
45,000	International Lease Finance Corp., 6.250%, 5/15/2019	47,250
70,000	International Lease Finance Corp., 8.250%, 12/15/2020	79,800
255,000	International Lease Finance Corp., 8.625%, 1/15/2022	293,887
195,000	iStar Financial, Inc., 4.875%, 7/01/2018	189,150
75,000	iStar Financial, Inc., 5.850%, 3/15/2017	77,813
55,000	iStar Financial, Inc., 7.125%, 2/15/2018	58,988
210,000	Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp., 7.375%, 10/01/2017	219,712
125,000	Oxford Finance LLC/Oxford Finance Co-Issuer, Inc., 7.250%, 1/15/2018, 144A	127,813

		1,185,933

	Oil Field Services – 1.4%
580,000	Edgen Murray Corp., 8.750%, 11/01/2020, 144A	588,700
13,000	Hercules Offshore, Inc., 7.500%, 10/01/2021, 144A	13,000
485,000	Hercules Offshore, Inc., 8.750%, 7/15/2021, 144A	514,100

		1,115,800

See accompanying notes to financial statements.

13  |

Portfolio of Investments – as of September 30, 2013

Loomis Sayles High Income Opportunities Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Packaging – 1.4%
$405,000	Ball Corp., 4.000%, 11/15/2023	$363,487
400,000	Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) S.A., 8.250%, 2/15/2021	403,000
100,000	Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) S.A., 9.875%, 8/15/2019	108,500
175,000	Sealed Air Corp., 6.500%, 12/01/2020, 144A	183,313

		1,058,300

	Pharmaceuticals – 1.2%
495,000	Valeant Pharmaceuticals International, 6.375%, 10/15/2020, 144A	514,800
375,000	Valeant Pharmaceuticals International, 7.250%, 7/15/2022, 144A	399,375
15,000	VPII Escrow Corp., 6.750%, 8/15/2018, 144A	16,050
5,000	VPII Escrow Corp., 7.500%, 7/15/2021, 144A	5,388

		935,613

	Property & Casualty Insurance – 0.5%
370,000	Hockey Merger Sub 2, Inc., 7.875%, 10/01/2021, 144A	370,463

	REITs – Diversified – 0.5%
390,000	DuPont Fabros Technology LP, 5.875%, 9/15/2021, 144A	390,000

	Retailers – 2.7%
210,000	CST Brands, Inc., 5.000%, 5/01/2023, 144A	197,925
155,000	Dillard’s, Inc., 6.625%, 1/15/2018	169,338
480,000	Dillard’s, Inc., 7.000%, 12/01/2028	484,800
175,000	Dillard’s, Inc., 7.130%, 8/01/2018	196,437
75,000	Dillard’s, Inc., 7.875%, 1/01/2023	83,250
280,000	Foot Locker, Inc., 8.500%, 1/15/2022(g)	307,438
420,000	Toys R Us, Inc., 7.375%, 10/15/2018	362,250
275,000	William Carter Co. (The), 5.250%, 8/15/2021, 144A	275,000

		2,076,438

	Supermarkets – 1.4%
70,000	American Stores Co., 8.000%, 6/01/2026	90,300
5,000	New Albertson’s, Inc., 7.450%, 8/01/2029	4,013
230,000	New Albertson’s, Inc., 7.750%, 6/15/2026	187,450

	Supermarkets – continued
$5,000	New Albertson’s, Inc., 8.000%, 5/01/2031	$4,112
10,000	New Albertson’s, Inc., 8.700%, 5/01/2030	8,512
615,000	New Albertson’s, Inc., Series C, MTN, 6.625%, 6/01/2028	442,800
400,000	SUPERVALU, Inc., 6.750%, 6/01/2021, 144A	380,000

		1,117,187

	Technology – 7.4%
110,000	ACI Worldwide, Inc., 6.375%, 8/15/2020, 144A	111,925
3,020,000	Alcatel-Lucent USA, Inc., 6.450%, 3/15/2029	2,551,900
290,000	Alcatel-Lucent USA, Inc., 6.500%, 1/15/2028	242,150
190,000	Amkor Technology, Inc., 6.375%, 10/01/2022	181,450
590,000	Amkor Technology, Inc., 6.625%, 6/01/2021	573,775
145,000	CommScope, Inc., 8.250%, 1/15/2019, 144A	158,413
140,000	Equinix, Inc., 5.375%, 4/01/2023	132,300
975,000	First Data Corp., 8.250%, 1/15/2021, 144A	1,006,687
345,000	Freescale Semiconductor, Inc., 8.050%, 2/01/2020	363,112
485,000	NCR Corp., 5.000%, 7/15/2022	451,050

		5,772,762

	Textile – 1.3%
745,000	Jones Group, Inc. (The), 6.125%, 11/15/2034	577,375
125,000	Jones Group, Inc./Apparel Group Holdings/Apparel Group USA/Footwear Accessories Retail, 6.875%, 3/15/2019	127,812
320,000	Wolverine World Wide, Inc., 6.125%, 10/15/2020	332,000

		1,037,187

	Transportation Services – 0.8%
185,000	APL Ltd., 8.000%, 1/15/2024(h)	173,012
11,900	Atlas Air Pass Through Trust, Series 1998-1, Class B, 7.680%, 7/02/2015(g)	12,108
347,188	Atlas Air Pass Through Trust, Series 1998-1, Class C, 8.010%, 7/02/2011(e)(g)(i)	454,817

		639,937

	Wireless – 2.4%
300,000	Bakrie Telecom Pte Ltd., 11.500%, 5/07/2015, 144A	84,000
1,276,000	Sprint Capital Corp., 6.875%, 11/15/2028	1,138,830

See accompanying notes to financial statements.

|  14

Portfolio of Investments – as of September 30, 2013

Loomis Sayles High Income Opportunities Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Wireless – continued
$625,000	Sprint Corp., 7.875%, 9/15/2023, 144A	$637,500

		1,860,330

	Wirelines – 4.2%
382,000	Axtel SAB de CV, (Step to 8.000% on 1/31/2014), 7.000%, 1/31/2020, 144A(j)	357,170
20,000	CenturyLink, Inc., 5.625%, 4/01/2020	19,525
175,000	CenturyLink, Inc., 7.650%, 3/15/2042	155,750
85,000	CenturyLink, Inc., Series P, 7.600%, 9/15/2039	75,862
220,000	Cincinnati Bell Telephone Co. LLC, 6.300%, 12/01/2028	200,200
140,000	Cincinnati Bell, Inc., 8.750%, 3/15/2018	147,875
15,000	Frontier Communications Corp., 7.000%, 11/01/2025	13,763
325,000	Frontier Communications Corp., 7.450%, 7/01/2035	277,875
465,000	Frontier Communications Corp., 7.875%, 1/15/2027	441,750
480,000	Qwest Capital Funding, Inc., 6.875%, 7/15/2028	427,200
315,000	Qwest Capital Funding, Inc., 7.625%, 8/03/2021	319,725
375,000	Telecom Italia Capital S.A., 7.200%, 7/18/2036	348,436
290,000	Telecom Italia Capital S.A., 7.721%, 6/04/2038	279,133
150,000	Telefonica Emisiones SAU, 5.134%, 4/27/2020	153,575
75,000	Telefonica Emisiones SAU, 7.045%, 6/20/2036	79,605

		3,297,444

	Total Non-Convertible Bonds
	(Identified Cost $58,465,436)	57,650,809

Convertible Bonds – 13.1%

	Automotive – 1.9%
765,000	Ford Motor Co., 4.250%, 11/15/2016	1,511,353

	Construction Machinery – 0.7%
125,000	Ryland Group, Inc. (The), 1.625%, 5/15/2018	181,641
330,000	Trinity Industries, Inc., 3.875%, 6/01/2036	400,331

		581,972

	Healthcare – 0.2%
105,000	Hologic, Inc., Series 2010, (accretes to principal after 12/15/2016), 2.000%, 12/15/2037(j)	118,125

	Home Construction – 1.5%
$165,000	KB Home, 1.375%, 2/01/2019	$167,578
30,000	Lennar Corp., 2.000%, 12/01/2020, 144A	38,700
15,000	Lennar Corp., 2.750%, 12/15/2020, 144A	25,425
350,000	Lennar Corp., 3.250%, 11/15/2021, 144A	581,000
310,000	Standard Pacific Corp., 1.250%, 8/01/2032	382,463

		1,195,166

	Independent Energy – 0.5%
225,000	Chesapeake Energy Corp., 2.500%, 5/15/2037	221,062
145,000	Cobalt International Energy, Inc., 2.625%, 12/01/2019	153,338

		374,400

	Metals & Mining – 0.7%
405,000	Peabody Energy Corp., 4.750%, 12/15/2066	325,012
95,000	Steel Dynamics, Inc., 5.125%, 6/15/2014	103,669
95,000	United States Steel Corp., 2.750%, 4/01/2019	105,153

		533,834

	Oil Field Services – 0.3%
195,000	Hornbeck Offshore Services, Inc., 1.500%, 9/01/2019	252,038

	Pharmaceuticals – 0.3%
80,000	Mylan, Inc., 3.750%, 9/15/2015	231,850

	REITs – Mortgage – 0.3%
25,000	iStar Financial, Inc., 3.000%, 11/15/2016	31,172
190,000	Redwood Trust, Inc., 4.625%, 4/15/2018	200,212

		231,384

	Technology – 3.8%
200,000	Ciena Corp., 0.875%, 6/15/2017	203,625
520,000	Ciena Corp., 3.750%, 10/15/2018, 144A	766,025
255,000	Intel Corp., 2.950%, 12/15/2035	276,038
440,000	Intel Corp., 3.250%, 8/01/2039	544,775
112,045	Liberty Media LLC, 3.500%, 1/15/2031	57,703
365,000	Micron Technology, Inc., Series B, 1.875%, 8/01/2031	684,147
165,000	Micron Technology, Inc., Series C, 2.375%, 5/01/2032	315,562
60,000	SanDisk Corp., 1.500%, 8/15/2017	79,350
30,000	Xilinx, Inc., 2.625%, 6/15/2017	48,675

		2,975,900

See accompanying notes to financial statements.

15  |

Portfolio of Investments – as of September 30, 2013

Loomis Sayles High Income Opportunities Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Textile – 0.4%
$235,000	Iconix Brand Group, Inc., 2.500%, 6/01/2016	$289,197

	Utility Other – 0.8%
330,000	CMS Energy Corp., 5.500%, 6/15/2029	633,394

	Wireless – 0.1%
40,000	Clearwire Communications LLC/Clearwire Finance, Inc., 8.250%, 12/01/2040, 144A	44,300

	Wirelines – 1.6%
436,000	Axtel SAB de CV, (Step to 8.000% on 1/31/2014), 7.000%, 1/31/2020, 144A, (MXN)(g)(h)(j)(k)	49,851
1,014,000	Level 3 Communications, Inc., 7.000%, 3/15/2015, 144A(h)	1,230,742

		1,280,593

	Total Convertible Bonds
	(Identified Cost $7,422,853)	10,253,506

	Total Bonds and Notes
	(Identified Cost $65,888,289)	67,904,315

Shares

Preferred Stocks – 5.7%

Convertible Preferred Stocks – 3.9%

	Automotive – 1.8%
28,082	General Motors Co., Series B, 4.750%	1,408,312

	Electric – 0.5%
7,975	AES Trust III, 6.750%	401,940

	Independent Energy – 0.2%
90	Chesapeake Energy Corp., 5.000%	8,361
85	Chesapeake Energy Corp., Series A, 5.750%, 144A	93,765
669	SandRidge Energy, Inc., 7.000%	66,733

		168,859

	Metals & Mining – 0.5%
3,300	ArcelorMittal, 6.000%	70,917
16,006	Cliffs Natural Resources, Inc., 7.000%	316,439

		387,356

	Non-Captive Diversified – 0.0%
30	Bank of America Corp., Series L, 7.250%	32,400

	Pipelines – 0.6%
8,050	El Paso Energy Capital Trust I, 4.750%	451,847

	REITs – Diversified – 0.1%
1,584	Weyerhaeuser Co., Series A, 6.375%	83,920

	REITs – Mortgage – 0.2%
2,110	iStar Financial, Inc., Series J, 4.500%	$116,852

	Total Convertible Preferred Stocks
	(Identified Cost $2,795,441)	3,051,486

Non-Convertible Preferred Stocks – 1.8%

	Banking – 1.8%
11,350	Ally Financial, Inc., Series A, (fixed rate to 5/15/2016, variable rate thereafter), 8.500%	303,953
803	Ally Financial, Inc., Series G, 7.000%, 144A	767,266
13,577	SunTrust Banks, Inc., 5.875%	294,078

	Total Non-Convertible Preferred Stocks
	(Identified Cost $1,061,965)	1,365,297

	Total Preferred Stocks
	(Identified Cost $3,857,406)	4,416,783

Common Stocks – 0.9%

	Diversified Telecommunication Services – 0.4%
10	FairPoint Communications, Inc.(e)	96
1,017	Hawaiian Telcom Holdco, Inc.(e)	27,052
16,842	Telefonica S.A., Sponsored ADR(e)	260,714

		287,862

	Household Durables – 0.5%
23,775	KB Home	428,425

	Total Common Stocks
	(Identified Cost $453,998)	716,287

Warrants – 0.0%
1,657	FairPoint Communications, Inc., Expiration on 1/24/2018 at $48.81(e)(g)(h) (Identified Cost $0)	—

Principal Amount (‡)

Short-Term Investments – 5.6%
$4,360,908	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/30/2013 at 0.000% to be repurchased at $4,360,908 on 10/01/2013 collateralized by $4,455,000 U.S. Treasury Note, 0.250% due 9/30/2015 valued at $4,449,431 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $4,360,908)	4,360,908

	Total Investments – 99.1%
	(Identified Cost $74,560,601)(a)	77,398,293
	Other assets less liabilities—0.9%	703,648

	Net Assets – 100.0%	$78,101,941

See accompanying notes to financial statements.

|  16

Portfolio of Investments – as of September 30, 2013

Loomis Sayles High Income Opportunities Fund – continued

(‡)	Principal Amount stated in U.S. dollars unless otherwise noted.
(†)	See Note 2 of Notes to Financial Statements.
(a)	Federal Tax Information:
At September 30, 2013, the net unrealized appreciation on investments based on a cost of $75,033,620 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$6,390,025
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(4,025,352)

	Net unrealized appreciation	$2,364,673

(b)	Variable rate security. Rate as of September 30, 2013 is disclosed.
(c)	The issuer is making partial payments with respect to principal.
(d)

Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional debt securities. For the period ended September 30, 2013, the issuer paid out 100% of the interest payments in kind.

(e)	Non-income producing security.
(f)	The issuer is in default with respect to interest and/or principal payments. Income is not being accrued.
(g)	Fair valued by the Fund’s investment adviser. At September 30, 2013, the value of these securities amounted to $824,214 or 1.1% of net assets.
(h)	Illiquid security. At September 30, 2013, the value of these securities amounted to $1,453,605 or 1.9% of net assets.
(i)	Maturity has been extended under the terms of a plan of reorganization.
(j)	Coupon rate is a fixed rate for an initial period then resets at a specified date and rate.
(k)	Convertible dollar-indexed note. Coupon rate is based on MXN denominated par value and is payable in USD.

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2013, the value of Rule 144A holdings amounted to $21,208,074 or 27.2% of net assets.
ADR	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs may be significantly influenced by trading on exchanges not located in the United States.
ABS	Asset-Backed Securities
GMTN	Global Medium Term Note
MTN	Medium Term Note
PIK	Payment-in-Kind
REITs	Real Estate Investment Trusts

MXN	Mexican Peso
USD	U.S. Dollar

Industry Summary at September 30, 2013 (Unaudited)

Technology	11.2%
Independent Energy	6.0
Home Construction	5.9
Wirelines	5.8
Automotive	5.7
ABS Home Equity	4.2
Healthcare	3.7
Banking	3.6
Metals & Mining	3.4
Electric	3.1
Chemicals	3.0
Retailers	2.7
Media Non-Cable	2.6
Wireless	2.5
Non-Captive Consumer	2.1
Airlines	2.0
Other Investments, less than 2% each	26.0
Short-Term Investments	5.6

Total Investments	99.1
Other assets less liabilities	0.9

Net Assets	100.0%

See accompanying notes to financial statements.

17  |

PORTFOLIO OF INVESTMENTS – as of September 30, 2013

Loomis Sayles Securitized Asset Fund

Principal Amount	Description	Value (†)

Bonds and Notes – 122.7% of Net Assets

	ABS Car Loan – 8.9%
$1,320,000	AmeriCredit Automobile Receivables Trust, Series 2013-4, Class B, 1.660%, 9/10/2018	$1,322,446
4,235,000	Avis Budget Rental Car Funding AESOP LLC, Series 2010-3A, Class A, 4.640%, 5/20/2016, 144A	4,454,034
645,000	Avis Budget Rental Car Funding AESOP LLC, Series 2013-1A, Class B, 2.620%, 9/20/2019, 144A	631,093
2,502,195	California Republic Auto Receivables Trust, Series 2012-1, Class A, 1.180%, 8/15/2017, 144A	2,498,287
2,190,000	Capital Auto Receivables Asset Trust, Series 2013-3, Class A3, 1.310%, 12/20/2017	2,196,303
340,786	Centre Point Funding LLC, Series 2010-1A, Class 1, 5.430%, 7/20/2016, 144A	353,741
5,582,367	Centre Point Funding LLC, Series 2012-2A, Class 1, 2.610%, 8/20/2021, 144A	5,614,382
762,932	CFC LLC, Series 2013-1A, Class A, 1.650%, 7/17/2017, 144A	761,010
4,515,000	Credit Acceptance Auto Loan Trust, Series 2012-1A, Class A, 2.200%, 9/16/2019, 144A	4,557,062
2,075,000	Credit Acceptance Auto Loan Trust, Series 2012-2A, Class A, 1.520%, 3/16/2020, 144A	2,081,210
1,539,374	Exeter Automobile Receivables Trust, Series 2012-1A, Class A, 2.020%, 8/15/2016, 144A	1,545,219
2,000,000	First Investors Auto Owner Trust, Series 2012-2A, Class B, 2.470%, 5/15/2018, 144A	2,018,550
1,133,984	First Investors Auto Owner Trust, Series 2013-1A, Class A2, 0.900%, 10/15/2018, 144A	1,129,666
3,500,000	Flagship Credit Auto Trust, Series 2013-1, Class B, 2.760%, 9/17/2018, 144A	3,468,647
3,190,000	Hertz Vehicle Financing LLC, Series 2009-2A, Class A2, 5.290%, 3/25/2016, 144A	3,362,123
2,440,000	Hertz Vehicle Financing LLC, Series 2009-2A, Class B2, 5.930%, 3/25/2016, 144A	2,566,997
733,615	Hyundai Capital Auto Funding Ltd., Series 2010-8A, Class A, 1.179%, 9/20/2016, 144A(b)	726,279
1,497,616	Prestige Auto Receivables Trust, Series 2013-1A, Class A2, 1.090%, 2/15/2018, 144A	1,499,824
61,026	Santander Drive Auto Receivables Trust, Series 2011-S1A, Class D, 3.100%, 5/15/2017, 144A	61,086
369,332	Santander Drive Auto Receivables Trust, Series 2011-S2A, Class D, 3.350%, 6/15/2017, 144A	370,920

	ABS Car Loan – continued
$1,275,000	Santander Drive Auto Receivables Trust, Series 2013-3, Class B, 1.190%, 5/15/2018	$1,258,769
6,245,000	Santander Drive Auto Receivables Trust, Series 2013-4, Class B, 2.160%, 1/15/2020	6,352,795
3,395,000	SMART Trust/Australia, Series 2012-4US, Class A3A, 0.970%, 3/14/2017	3,391,266
438,913	SNAAC Auto Receivables Trust, Series 2012-1A, Class A, 1.780%, 6/15/2016, 144A	440,102
1,400,000	SNAAC Auto Receivables Trust, Series 2012-1A, Class B, 3.110%, 6/15/2017, 144A	1,412,215
7,100,000	Tidewater Auto Receivables Trust, Series 2012-AA, Class A3, 1.990%, 4/15/2019, 144A	7,122,393

		61,196,419

	ABS Credit Card – 3.2%
2,815,000	GE Capital Credit Card Master Note Trust, Series 2009-4, Class B, 5.390%, 11/15/2017, 144A	2,941,951
4,975,000	GE Capital Credit Card Master Note Trust, Series 2010-2, Class A, 4.470%, 3/15/2020	5,496,186
3,195,000	World Financial Network Credit Card Master Trust, Series 2010-A, Class A, 3.960%, 4/15/2019	3,361,133
10,215,000	World Financial Network Credit Card Master Trust, Series 2012-A, Class A, 3.140%, 1/17/2023	10,529,990

		22,329,260

	ABS Home Equity – 3.1%
698,025	Countrywide Alternative Loan Trust, Series 2006-15CB, Class A1, 6.500%, 6/25/2036	532,316
392,440	Countrywide Alternative Loan Trust, Series 2006-J5, Class 4A1, 5.207%, 7/25/2021(b)	372,003
334,397	Countrywide Asset-Backed Certificates, Series 2004-S1, Class A3, 5.115%, 2/25/2035(b)	341,660
1,225,750	Countrywide Asset-Backed Certificates, Series 2006-S7, Class A3, 5.712%, 11/25/2035	1,167,337
368,282	Countrywide Home Loan Mortgage Pass Through Trust, Series 2004-HYB5, Class 6A2, 2.612%, 4/20/2035(b)	143,118
6,812,218	HarborView Mortgage Loan Trust, Series 2004-3, Class 1A, 2.864%, 5/19/2034(b)	6,671,076
388,972	Morgan Stanley Mortgage Loan Trust, Series 2005-3AR, Class 5A, 5.478%, 7/25/2035(b)	358,736
225,635	Residential Accredit Loans, Inc., Trust, Series 2006-QS13, Class 2A1, 5.750%, 9/25/2021	223,211

See accompanying notes to financial statements.

|  18

PORTFOLIO OF INVESTMENTS – as of September 30, 2013

Loomis Sayles Securitized Asset Fund – continued

Principal Amount	Description	Value (†)

Bonds and Notes – continued

	ABS Home Equity – continued
$1,015,089	Residential Accredit Loans, Inc., Trust, Series 2006-QS18, Class 3A3, 5.750%, 12/25/2021	$992,418
49,593	Residential Accredit Loans, Inc., Trust, Series 2006-QS6, Class 2A1, 6.000%, 6/25/2021	49,831
412,291	Sequoia Mortgage Trust, Series 2013-1, Class 2A1, 1.855%, 2/25/2043	360,188
4,013,919	Sequoia Mortgage Trust, Series 2013-5, Class A1, 2.500%, 5/25/2043, 144A	3,588,054
1,545,905	Soundview Home Equity Loan Trust, Series 2006-OPT5, Class 2A3, 0.334%, 7/25/2036(b)	1,123,230
6,599,454	WaMu Mortgage Pass Through Certificates, Series 2007-HY2, Class 2A2, 2.636%, 11/25/2036(b)	5,554,180

		21,477,358

	ABS Other – 6.2%
2,076,041	Ascentium Equipment Receivables LLC, Series 2012-1A, Class A, 1.830%, 9/15/2019, 144A	2,073,639
1,250,000	CCG Receivables Trust, Series 2013-1, Class A2, 1.050%, 8/14/2020, 144A	1,250,029
2,936,211	Diamond Resorts Owner Trust, Series 2011-1, Class A, 4.000%, 3/20/2023, 144A	2,994,953
8,170,000	DSC Floorplan Master Owner Trust, Series 2011-1, Class A, 3.910%, 3/15/2016, 144A	8,227,484
1,015,005	FRS LLC, Series 2013-1A, Class A1, 1.800%, 4/15/2043, 144A	1,009,269
479,523	Marriott Vacation Club Owner Trust, Series 2009-2A, Class A, 4.809%, 7/20/2031, 144A	494,962
7,736,751	Orange Lake Timeshare Trust, Series 2012-AA, Class A, 3.450%, 3/10/2027, 144A	7,957,117
413,530	Sierra Timeshare Receivables Funding LLC, Series 2010-1A, Class A1, 4.480%, 7/20/2026, 144A	417,459
669,455	Sierra Timeshare Receivables Funding LLC, Series 2010-2A, Class A, 3.840%, 11/20/2025, 144A	679,647
878,061	Sierra Timeshare Receivables Funding LLC, Series 2010-3A, Class A, 3.510%, 11/20/2025, 144A	895,852
997,634	Sierra Timeshare Receivables Funding LLC, Series 2011-3A, Class A, 3.370%, 7/20/2028, 144A	1,024,620
1,823,305	Sierra Timeshare Receivables Funding LLC, Series 2012-1A, Class A, 2.840%, 11/20/2028, 144A	1,833,557

	ABS Other – continued
$845,855	Sierra Timeshare Receivables Funding LLC, Series 2013-1A, Class A, 1.590%, 11/20/2029, 144A	$843,424
6,800,000	Springleaf Funding Trust, Series 2013-BA, Class A, 3.920%, 1/16/2023, 144A	6,698,000
2,381,139	SVO VOI Mortgage LLC, Series 2012-AA, Class A, 2.000%, 9/20/2029, 144A	2,369,385
4,002,101	Trip Rail Master Funding LLC, Series 2011-1A, Class A1B, 2.682%, 7/15/2041, 144A(b)	4,108,349

		42,877,746

	ABS Student Loan – 3.0%
4,900,000	Panhandle-Plains Higher Education Authority, Inc., Series 2011-1, Class A2, 1.224%, 7/01/2024(b)	4,901,892
15,565,000	South Carolina Student Loan Corp., Series 2010-1, Class A2, 1.266%, 7/25/2025(b)(c)	15,736,993

		20,638,885

	Collateralized Mortgage Obligations – 26.9%
316,903	Federal Home Loan Mortgage Corp., REMIC, Series 2060, Class ZA, 6.000%, 4/15/2028(c)	353,876
461,915	Federal Home Loan Mortgage Corp., REMIC, Series 2649, Class IM, 7.000%, 7/15/2033(c)(d)	105,086
6,465,806	Federal Home Loan Mortgage Corp., REMIC, Series 2874, Class BC, 5.000%, 10/15/2019(c)	6,924,134
7,277,000	Federal Home Loan Mortgage Corp., REMIC, Series 2912, Class EH, 5.500%, 1/15/2035(c)	7,967,638
9,792,046	Federal Home Loan Mortgage Corp., REMIC, Series 2931, Class DE, 4.000%, 2/15/2020(c)	10,333,184
16,935,164	Federal Home Loan Mortgage Corp., REMIC, Series 3149, Class LS, 7.018%, 5/15/2036(b)(c)(d)	3,370,716
4,884,746	Federal Home Loan Mortgage Corp., REMIC, Series 3416, Class B1, 6.068%, 2/15/2038(b)(d)	772,390
3,727,491	Federal Home Loan Mortgage Corp., REMIC, Series 3561, Class W, 4.733%, 6/15/2048(b)(c)	3,996,295
450,000	Federal Home Loan Mortgage Corp., REMIC, Series 3605, Class NC, 5.500%, 6/15/2037	502,494
4,051,636	Federal Home Loan Mortgage Corp., REMIC, Series 3620, Class AT, 4.642%, 12/15/2036(c)	4,320,312
1,735,590	Federal Home Loan Mortgage Corp., Series 224, Class IO, 6.000%, 3/01/2033(c)(d)	346,438
732,765	Federal National Mortgage Association, REMIC, Series 1996-45, Class SC, 7.071%, 1/25/2024(b)(d)	120,739

See accompanying notes to financial statements.

19  |

PORTFOLIO OF INVESTMENTS – as of September 30, 2013

Loomis Sayles Securitized Asset Fund – continued

Principal Amount	Description	Value (†)

Bonds and Notes – continued

	Collateralized Mortgage Obligations – continued
$1,555,334	Federal National Mortgage Association, REMIC, Series 2003-26, Class OI, 5.500%, 11/25/2032(c)(d)	$117,433
553,031	Federal National Mortgage Association, REMIC, Series 2006-69, Class KI, 7.121%, 8/25/2036(b)(d)	88,382
1,000,000	Federal National Mortgage Association, REMIC, Series 2008-35, Class CD, 4.500%, 5/25/2023(c)	1,090,893
10,000,000	Federal National Mortgage Association, REMIC, Series 2008-42, Class AY, 5.000%, 5/25/2023(c)	10,897,750
6,324,927	Federal National Mortgage Association, REMIC, Series 2008-86, Class LA, 4.057%, 8/25/2038(b)(c)	6,276,749
1,821,842	Federal National Mortgage Association, REMIC, Series 2009-11, Class VP, 3.776%, 3/25/2039(b)(c)	1,754,321
400,719	Federal National Mortgage Association, REMIC, Series 2009-71, Class MB, 4.500%, 9/25/2024	434,024
1,634,306	Federal National Mortgage Association, REMIC, Series 2010-75, Class MT, 4.928%, 12/25/2039(b)	1,662,330
4,801,073	Federal National Mortgage Association, REMIC, Series 2013-34, Class PS, 5.971%, 8/25/2042(b)(d)	949,586
2,182,982	Federal National Mortgage Association, Series 334, Class 11, 6.000%, 3/01/2033(c)(d)	302,027
442,403	Federal National Mortgage Association, Series 334, Class 19, 7.000%, 2/01/2033(c)(d)	103,921
2,466,629	Federal National Mortgage Association, Series 339, Class 13, 6.000%, 8/01/2033(c)(d)	412,133
458,788	Federal National Mortgage Association, Series 339, Class 7, 5.500%, 8/01/2033(c)(d)	73,628
5,275,756	Federal National Mortgage Association, Series 356, Class 13, 5.500%, 6/01/2035(c)(d)	816,411
2,185,077	Federal National Mortgage Association, Series 359, Class 17, 6.000%, 7/01/2035(c)(d)	408,335
1,649,214	Federal National Mortgage Association, Series 374, Class 18, 6.500%, 8/01/2036(c)(d)	261,359
3,251,260	Federal National Mortgage Association, Series 374, Class 20, 6.500%, 9/01/2036(c)(d)	542,446
1,330,762	Federal National Mortgage Association, Series 374, Class 22, 7.000%, 10/01/2036(c)(d)	194,439
1,662,591	Federal National Mortgage Association, Series 374, Class 23, 7.000%, 10/01/2036(c)(d)	246,815
1,924,452	Federal National Mortgage Association, Series 374, Class 24, 7.000%, 6/01/2037(c)(d)	282,531

	Collateralized Mortgage Obligations – continued
$1,788,120	Federal National Mortgage Association, Series 381, Class 12, 6.000%, 11/25/2035(c)(d)	$269,732
836,862	Federal National Mortgage Association, Series 381, Class 13, 6.000%, 11/25/2035(c)(d)	128,483
1,443,995	Federal National Mortgage Association, Series 381, Class 18, 7.000%, 3/25/2037(c)(d)	209,225
912,454	Federal National Mortgage Association, Series 381, Class 19, 7.000%, 3/25/2037(c)(d)	183,748
264,044	Federal National Mortgage Association, Series 383, Class 32, 6.000%, 1/01/2038(c)(d)	48,511
6,107,799	Federal National Mortgage Association, Series 384, Class 20, 5.500%, 5/25/2036(c)(d)	887,712
2,131,667	Federal National Mortgage Association, Series 384, Class 31, 6.500%, 7/25/2037(c)(d)	335,209
1,740,341	Federal National Mortgage Association, Series 384, Class 36, 7.000%, 7/25/2037(c)(d)	317,148
1,822,843	Federal National Mortgage Association, Series 384, Class 4, 4.500%, 9/25/2036(c)(d)	222,888
1,252,857	Federal National Mortgage Association, Series 385, Class 23, 7.000%, 7/25/2037(c)(d)	182,329
227,611	Federal National Mortgage Association, Series 386, Class 25, 7.000%, 3/25/2038(c)(d)	47,186
11,745,000	FHLMC Multifamily Structured Pass Through Certificates, Series K012, Class A2, 4.186%, 12/25/2020(c)	12,711,461
9,616,000	FHLMC Multifamily Structured Pass Through Certificates, Series K013, Class A2, 3.974%, 1/25/2021(c)	10,278,937
6,125,000	FHLMC Multifamily Structured Pass Through Certificates, Series K029, Class A2, 3.320%, 2/25/2023	6,144,306
16,860,000	FHLMC Multifamily Structured Pass Through Certificates, Series K702, Class A2, 3.154%, 2/25/2018(c)	17,796,320
2,670,000	FHLMC Multifamily Structured Pass Through Certificates, Series K703, Class A2, 2.699%, 5/25/2018(c)	2,763,004
26,600,000	FHLMC Multifamily Structured Pass Through Certificates, Series KAIV, Class A2, 3.989%, 6/25/2021(c)	28,423,244
21,733,906	Government National Mortgage Association, Series 2006-46, Class IO, 0.187%, 4/16/2046(b)(d)	463,106

See accompanying notes to financial statements.

|  20

PORTFOLIO OF INVESTMENTS – as of September 30, 2013

Loomis Sayles Securitized Asset Fund – continued

Principal Amount	Description	Value (†)

Bonds and Notes – continued

	Collateralized Mortgage Obligations – continued
$18,699,013	Government National Mortgage Association, Series 2006-51, Class IO, 0.451%, 8/16/2046(b)(c)(d)	$448,851
500,000	Government National Mortgage Association, Series 2007-75, Class C, 5.533%, 9/16/2038	513,316
4,000,000	Government National Mortgage Association, Series 2008-52, Class E, 6.041%, 8/16/2042(c)	4,397,560
29,447,463	Government National Mortgage Association, Series 2009-114, Class IO, 0.986%, 10/16/2049(b)(d)	1,008,988
17,854,518	Government National Mortgage Association, Series 2010-49, Class IA, 1.248%, 10/16/2052(b)(d)	1,418,845
54,498,005	Government National Mortgage Association, Series 2010-83, Class IO, 0.522%, 7/16/2050(b)(c)(d)	1,903,016
74,550,266	Government National Mortgage Association, Series 2010-I24, Class X, 1.083%, 12/16/2052(b)(c)(d)	5,407,205
22,736,926	Government National Mortgage Association, Series 2011-38, Class IO, 0.919%, 4/16/2053(b)(c)(d)	1,105,833
10,638,603	Government National Mortgage Association, Series 2011-53, Class IO, 1.166%, 5/16/2051(b)(c)(d)	572,367
34,197,939	Government National Mortgage Association, Series 2012-23, Class IO, 1.545%, 6/16/2053(b)(c)(d)	2,397,344
32,815,524	Government National Mortgage Association, Series 2012-53, Class IO, 1.021%, 3/16/2047(b)(c)(d)	2,318,384
39,071,883	Government National Mortgage Association, Series 2012-55, Class IO, 1.228%, 4/16/2052(b)(c)(d)	2,389,167
29,372,255	Government National Mortgage Association, Series 2012-58, Class IO, 1.031%, 2/16/2053(b)(c)(d)	2,452,466
29,386,930	Government National Mortgage Association, Series 2012-70, Class IO, 0.963%, 8/16/2052(b)(c)(d)	1,966,074
24,459,554	Government National Mortgage Association, Series 2012-79, Class IO, 1.050%, 3/16/2053(b)(d)	1,969,899
24,475,785	Government National Mortgage Association, Series 2012-95, Class IO, 1.040%, 2/16/2053(b)(d)	2,146,820
17,000,000	Government National Mortgage Association, Series 2012-100, Class IC, 1.557%, 9/16/2050(b)(d)	1,964,911
26,322,266	Government National Mortgage Association, Series 2012-100, Class IO, 0.890%, 8/16/2052(b)(d)	1,905,969
12,925,139	Government National Mortgage Association, Series 2012-111, Class IC, 1.457%, 9/16/2050(b)(d)	1,422,179

		185,150,558

	Commercial Mortgage-Backed Securities – 30.6%
$4,300,000	A10 Securitization LLC, Series 2013-1, Class A, 2.400%, 11/15/2025, 144A	$4,279,412
189,000	Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2005-6, Class A4, 5.358%, 9/10/2047(b)	202,270
1,502,000	Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2007-5, Class A4, 5.492%, 2/10/2051	1,645,540
1,090,000	Bear Stearns Commercial Mortgage Securities, Series 2007-PW15, Class A4, 5.331%, 2/11/2044	1,194,976
3,385,000	CGBAM Commercial Mortgage Trust, Series 2013-BREH, Class A2, 1.282%, 5/15/2030, 144A(b)	3,383,233
4,170,000	Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2007-CD4, Class A4, 5.322%, 12/11/2049	4,609,710
4,612,979	COBALT CMBS Commercial Mortgage Trust, Series 2007-C2, Class A3, 5.484%, 4/15/2047	5,132,410
250,000	Commercial Mortgage Pass Through Certificates, Series 2006-C7, Class A4, 5.947%, 6/10/2046(b)	273,587
1,325,000	Commercial Mortgage Pass Through Certificates, Series 2012-CR2, Class A4, 3.147%, 8/15/2045	1,289,457
1,585,000	Commercial Mortgage Pass Through Certificates, Series 2013-CR10, Class A4, 4.210%, 8/10/2046	1,650,961
2,830,425	Credit Suisse Mortgage Capital Certificates, Series 2006-C3, Class A3, 5.993%, 6/15/2038(b)	3,096,723
5,250,000	Credit Suisse Mortgage Capital Certificates, Series 2007-C2, Class A3, 5.542%, 1/15/2049	5,816,233
5,761,039	Credit Suisse Mortgage Capital Certificates, Series 2007-C3, Class A4, 5.872%, 6/15/2039(b)	6,338,514
5,000,000	Credit Suisse Mortgage Capital Certificates, Series 2007-C4, Class A4, 5.953%, 9/15/2039(b)	5,560,235
11,163,000	Credit Suisse Mortgage Capital Certificates, Series 2007-C5, Class A4, 5.695%, 9/15/2040	12,466,950
4,108,000	Credit Suisse Mortgage Capital Certificates, Series 2008-C1, Class A3, 6.252%, 2/15/2041(b)	4,653,653
3,400,000	Extended Stay America Trust, Series 2013-ESH7, Class D7, 5.521%, 12/05/2031, 144A(b)	3,403,138
13,700,000	Greenwich Capital Commercial Funding Corp., Series 2007-GG11, Class A4, 5.736%, 12/10/2049(c)	15,387,826

See accompanying notes to financial statements.

21  |

PORTFOLIO OF INVESTMENTS – as of September 30, 2013

Loomis Sayles Securitized Asset Fund – continued

Principal Amount	Description	Value (†)

Bonds and Notes – continued

	Commercial Mortgage-Backed Securities – continued
$8,745,000	Greenwich Capital Commercial Funding Corp., Series 2007-GG9, Class A4, 5.444%, 3/10/2039	$9,675,993
116,002	GS Mortgage Securities Corp. II, Series 2004-GG2, Class A6, 5.396%, 8/10/2038	118,267
140,131	GS Mortgage Securities Corp. II, Series 2006-GG6, Class A2, 5.506%, 4/10/2038	142,350
12,500,000	GS Mortgage Securities Corp. II, Series 2007-GG10, Class A4, 5.993%, 8/10/2045(b)(c)	13,865,062
5,200,000	GS Mortgage Securities Corp. II, Series 2013-KING, Class C, 3.550%, 12/10/2027, 144A(b)	5,131,038
10,115,000	GS Mortgage Securities Corp. II, Series 2013-KYO, Class A, 1.032%, 11/08/2029, 144A(b)	10,021,679
7,980,000	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2006-CB15, Class A4, 5.814%, 6/12/2043	8,720,329
3,200,000	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2007-CB18, Class A4, 5.440%, 6/12/2047	3,535,104
1,200,000	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2007-LDPX, Class A3, 5.420%, 1/15/2049	1,326,223
3,090,000	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2012-LC9, Class A5, 2.840%, 12/15/2047	2,904,337
4,700,000	Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2007-5, Class A4, 5.378%, 8/12/2048	5,153,809
7,525,000	Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2007-6, Class A4, 5.485%, 3/12/2051	8,313,342
6,730,000	Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2007-9, Class A4, 5.700%, 9/12/2049	7,532,229
8,627	Morgan Stanley Capital I, Series 2006-T23, Class A2, 5.918%, 8/12/2041(b)	8,617
7,282,738	Morgan Stanley Capital I, Series 2007-HQ12, Class A5, 5.760%, 4/12/2049(b)	7,880,491
7,216,000	Morgan Stanley Capital I, Series 2007-HQ13, Class A3, 5.569%, 12/15/2044	7,799,262
9,130,000	Morgan Stanley Capital I, Series 2007-IQ14, Class A4, 5.692%, 4/15/2049	10,143,686

	Commercial Mortgage-Backed Securities – continued
$7,381,000	Morgan Stanley Capital I, Series 2007-IQ15, Class A4, 6.107%, 6/11/2049(b)	$8,268,167
14,000,000	Motel 6 Trust, Series 2012-MTL6, Class B, 2.743%, 10/05/2025, 144A	13,861,834
3,475,000	RBS Commercial Funding Inc. Trust, Series 2013-SMV, Class C, 3.704%, 3/11/2031, 144A(b)	3,242,324
2,420,000	Wachovia Bank Commercial Mortgage Trust, Series 2007-C30, Class A5, 5.342%, 12/15/2043	2,677,338

		210,706,309

	Hybrid ARMs – 4.7%
2,491,369	FHLMC, 2.211%, 5/01/2037(b)(c)	2,638,604
3,587,027	FHLMC, 2.352%, 6/01/2035(b)(c)	3,798,032
157,694	FHLMC, 2.394%, 1/01/2035(b)(c)	167,303
1,651,669	FHLMC, 2.412%, 4/01/2035(b)(c)	1,763,124
2,685,308	FHLMC, 2.476%, 11/01/2036(b)(c)	2,860,245
2,425,764	FHLMC, 3.065%, 2/01/2037(b)(c)	2,580,623
644,733	FHLMC, 4.693%, 1/01/2036(b)(c)	691,110
636,893	FHLMC, 5.926%, 11/01/2036(b)(c)	683,035
780,901	FNMA, 1.909%, 2/01/2037(b)(c)	827,605
1,671,154	FNMA, 2.306%, 9/01/2034(b)(c)	1,775,417
799,062	FNMA, 2.693%, 9/01/2036(b)(c)	852,028
3,508,017	FNMA, 4.342%, 8/01/2038(b)(c)	3,753,131
450,195	FNMA, 5.372%, 10/01/2035(b)(c)	485,537
9,031,854	FNMA, 5.754%, 9/01/2037(b)(c)	9,673,431

		32,549,225

	Mortgage Related – 36.1%
197,078	FHLMC, 5.000%, 9/01/2035(c)	212,465
20,000,000	FHLMC (TBA), 3.500%, 11/01/2043(e)	20,234,375
1,183,842	FNMA, 5.500%, 8/01/2034(c)	1,308,504
16,879	FNMA, 6.000%, 10/01/2034(c)	18,658
4,852	FNMA, 7.000%, 12/01/2037(c)	5,319
35,500,000	FNMA (TBA), 2.500%, 10/01/2028(e)	35,699,688
34,000,000	FNMA (TBA), 3.500%, 11/01/2043(e)	34,499,377
13,000,000	FNMA (TBA), 4.000%, 11/01/2043(e)	13,591,093

See accompanying notes to financial statements.

|  22

PORTFOLIO OF INVESTMENTS – as of September 30, 2013

Loomis Sayles Securitized Asset Fund – continued

Principal Amount	Description	Value (†)

Bonds and Notes – continued

	Mortgage Related – continued
$45,700,000	FNMA (TBA), 4.500%, 11/01/2043(e)	$48,670,502
629,894	GNMA, 1.930%, 7/20/2060(b)	653,766
489,739	GNMA, 1.949%, 9/20/2060(b)	509,693
2,640,920	GNMA, 1.963%, 2/20/2061(b)	2,744,214
3,959,361	GNMA, 2.207%, 2/20/2063(b)	4,179,351
1,942,179	GNMA, 4.479%, 2/20/2062	2,089,944
3,537,660	GNMA, 4.521%, 12/20/2061	3,875,684
1,034,749	GNMA, 4.524%, 7/20/2062	1,137,930
509,493	GNMA, 4.570%, 10/20/2061	558,031
4,601,949	GNMA, 4.577%, 6/20/2063	5,104,495
512,044	GNMA, 4.578%, 11/20/2061	560,876
1,038,114	GNMA, 4.600%, 10/20/2061	1,137,676
993,726	GNMA, 4.626%, 6/20/2062	1,095,937
11,901,137	GNMA, 4.659%, 2/20/2062(c)	13,106,960
12,852,236	GNMA, 4.670%, 12/20/2061(c)	14,138,527
721,175	GNMA, 4.684%, 1/20/2062	793,637
2,524,261	GNMA, 4.700%, with various maturities in 2061(f)	2,775,149
3,047,798	GNMA, 4.720%, 6/20/2061	3,345,034
4,160,746	GNMA, 4.767%, 7/20/2063	4,590,135
1,007,296	GNMA, 4.798%, 5/20/2061	1,107,699
1,503,369	GNMA, 4.808%, 8/20/2062	1,658,897
4,989,634	GNMA, 4.810%, 5/20/2061	5,484,861
1,020,483	GNMA, 4.951%, 1/20/2062	1,127,577
769,510	GNMA, 5.500%, with various maturities in 2059(f)	830,070
3,335,192	GNMA, 6.514%, 5/20/2061	3,623,360
18,000,000	GNMA (TBA), 3.500%, 10/01/2043(e)	18,568,127

		249,037,611

	Total Bonds and Notes
	(Identified Cost $826,962,461)	845,963,371

Short-Term Investments – 0.9%
$5,691,830	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/30/2013 at 0.000% to be repurchased at $5,691,830 on 10/01/2013 collateralized by $5,895,000 U.S. Treasury Note, 0.625% due 8/31/2017 valued at $5,806,575 including accrued interest (Note 2 of Notes to Financial Statements)	$5,691,830
450,000	U.S. Treasury Bill, 0.000%, 12/12/2013(g)(h)	449,989

	Total Short-Term Investments
	(Identified Cost $6,141,831)	6,141,819

	Total Investments – 123.6%
	(Identified Cost $833,104,292)(a)	852,105,190
	Other assets less liabilities—(23.6)%	(162,909,214)

	Net Assets – 100.0%	$689,195,976

(†)	See Note 2 of Notes to Financial Statements.
(a)	Federal Tax Information:
	At September 30, 2013, the net unrealized appreciation on investments based on a cost of $833,104,292 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$31,222,652
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(12,221,754)

	Net unrealized appreciation	$19,000,898

(b)	Variable rate security. Rate as of September 30, 2013 is disclosed.
(c)	All or a portion of this security has been designated to cover the Fund’s obligations under open futures contracts or TBA transactions.
(d)	Security represents right to receive monthly interest payments on an underlying pool of mortgages. Principal shown is the outstanding par amount of the pool held as of the end of the period.
(e)	Delayed delivery. See Note 2 of Notes to Financial Statements.
(f)	The Fund’s investment in mortgage related securities of Government National Mortgage Association are interests in separate pools of mortgages. All separate investments in securities of each issuer which have the same coupon rate have been aggregated for the purpose of presentation in the Portfolio of Investments.
(g)	Security has been pledged as initial margin for open futures contracts.
(h)	Interest rate represents discount rate at time of purchase; not a coupon rate.

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2013, the value of Rule 144A holdings amounted to $139,405,249 or 20.2% of net assets.
ABS	Asset-Backed Securities
ARMs	Adjustable Rate Mortgages
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
REMIC	Real Estate Mortgage Investment Conduit
TBA	To Be Announced

See accompanying notes to financial statements.

23  |

PORTFOLIO OF INVESTMENTS – as of September 30, 2013

Loomis Sayles Securitized Asset Fund – continued

At September 30, 2013, open long futures contracts were as follows:

Financial Futures	Expiration Date	Contracts	Notional Value	Unrealized Appreciation (Depreciation)
30 Year U.S. Treasury Bond	12/19/2013	115	$15,338,125	$365,883

At September 30, 2013, open short futures contracts were as follows:

Financial Futures	Expiration Date	Contracts	Notional Value	Unrealized Appreciation (Depreciation)
5 Year U.S. Treasury Note	12/31/2013	359	$43,455,828	$(446,602)

Industry Summary at September 30, 2013 (Unaudited)

Mortgage Related	36.1%
Commercial Mortgage-Backed Securities	30.6
Collateralized Mortgage Obligations	26.9
ABS Car Loan	8.9
ABS Other	6.2
Hybrid ARMs	4.7
ABS Credit Card	3.2
ABS Home Equity	3.1
ABS Student Loan	3.0
Short-Term Investments	0.9

Total Investments	123.6
Other assets less liabilities (including open futures contracts)	(23.6)

Net Assets	100.0%

See accompanying notes to financial statements.

|  24

Statements of Assets and Liabilities

September 30, 2013

	High Income Opportunities Fund	Securitized Asset Fund
ASSETS
Investments at cost	$74,560,601	$833,104,292
Net unrealized appreciation	2,837,692	19,000,898

Investments at value	77,398,293	852,105,190
Cash	—	445,000
Receivable for Fund shares sold	17,741	577,933
Receivable for securities sold	407,782	—
Receivable for delayed delivery securities sold (Note 2)	—	117,486,940
Dividends and interest receivable	1,089,374	3,016,078

TOTAL ASSETS	78,913,190	973,631,141

LIABILITIES
Payable for securities purchased	796,187	—
Payable for delayed delivery securities purchased (Note 2)	—	284,118,697
Payable for Fund shares redeemed	15,062	281,792
Payable for variation margin on futures contracts (Note 2)	—	32,426
Payable to Adviser	—	2,250

TOTAL LIABILITIES	811,249	284,435,165

NET ASSETS	$78,101,941	$689,195,976

NET ASSETS CONSIST OF:
Paid-in capital	$78,304,472	$676,783,936
Undistributed net investment income	191,413	3,308,083
Accumulated net realized loss on investments, futures contracts and foreign currency transactions	(3,231,633)	(9,816,222)
Net unrealized appreciation on investments, futures contracts and foreign currency translations	2,837,689	18,920,179

NET ASSETS	$78,101,941	$689,195,976

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Institutional Class:
Net assets	$78,101,941	$689,195,976

Shares of beneficial interest	7,413,891	64,205,328

Net asset value, offering and redemption price per share	$10.53	$10.73

See accompanying notes to financial statements.

25  |

Statements of Operations

For the Year Ended September 30, 2013

	High Income Opportunities Fund	Securitized Asset Fund
INVESTMENT INCOME
Interest	$4,149,586	$25,424,533
Dividends	257,969	—

Investment income	4,407,555	25,424,533

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investments	2,075,044	2,899,006
Futures contracts	—	1,207,792
Foreign currency transactions	(20)	—
Net change in unrealized appreciation (depreciation) on:
Investments	(290,902)	(24,309,372)
Futures contracts	—	262,199
Foreign currency translations	(3)	—

Net realized and unrealized gain (loss) on investments, futures contracts and foreign currency transactions	1,784,119	(19,940,375)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$6,191,674	$5,484,158

See accompanying notes to financial statements.

|  26

Statements of Changes in Net Assets

	High Income Opportunities Fund		Securitized Asset Fund
	Year Ended September 30, 2013	Year Ended September 30, 2012	Year Ended September 30, 2013	Year Ended September 30, 2012
FROM OPERATIONS:
Investment income	$4,407,555	$4,964,274	$25,424,533	$28,129,785
Net realized gain (loss) on investments, futures contracts and foreign currency transactions	2,075,024	(157,113)	4,106,798	12,780,827
Net change in unrealized appreciation (depreciation) on investments, futures contracts and foreign currency translations	(290,905)	7,170,857	(24,047,173)	21,227,885

Net increase in net assets resulting from operations	6,191,674	11,978,018	5,484,158	62,138,497

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Institutional Class	(4,807,228)	(5,062,788)	(38,965,752)	(33,568,784)
Net realized capital gains
Institutional Class	—	—	(7,645,092)	(12,292,325)

Total distributions	(4,807,228)	(5,062,788)	(46,610,844)	(45,861,109)

NET INCREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 10)	2,596,602	5,560,615	16,956,644	11,396,464

Net increase (decrease) in net assets	3,981,048	12,475,845	(24,170,042)	27,673,852
NET ASSETS
Beginning of the year	74,120,893	61,645,048	713,366,018	685,692,166

End of the year	$78,101,941	$74,120,893	$689,195,976	$713,366,018

UNDISTRIBUTED NET INVESTMENT INCOME	$191,413	$373,293	$3,308,083	$3,379,521

See accompanying notes to financial statements.

27  |

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|  28

Financial Highlights

For a share outstanding throughout each period.

		Income (Loss) from Investment Operations:			Less Distributions:
	Net asset value, beginning of the period	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	Dividends from net investment income	Distributions from net realized capital gains	Total distributions
HIGH INCOME OPPORTUNITIES FUND

Institutional Class
9/30/2013	$10.35	$0.67	$0.25	$0.92	$(0.74)	$—	$(0.74)
9/30/2012	9.36	0.72	1.01	1.73	(0.74)	—	(0.74)
9/30/2011	9.92	0.74	(0.52)	0.22	(0.78)	—	(0.78)
9/30/2010	9.07	0.78	0.86	1.64	(0.79)	—	(0.79)
9/30/2009	8.26	0.79	0.84	1.63	(0.81)	(0.01)	(0.82)

SECURITIZED ASSET FUND

Institutional Class
9/30/2013	$11.39	$0.41	$(0.33)	$0.08	$(0.62)	$(0.12)	$(0.74)
9/30/2012	11.13	0.45	0.55	1.00	(0.54)	(0.20)	(0.74)
9/30/2011	10.99	0.41	0.19	0.60	(0.46)	—	(0.46)
9/30/2010	10.16	0.41	1.08	1.49	(0.49)	(0.17)	(0.66)
9/30/2009	9.60	0.50	0.66	1.16	(0.57)	(0.03)	(0.60)

(a)	Per share investment income has been calculated using the average shares outstanding during the period.
(b)	Periods less than one year, if applicable, are not annualized.
(c)	Loomis Sayles has agreed to pay, without reimbursement from the Fund, all expenses associated with the operations of the Fund.
(d)	Computed on an annualized basis for periods less than one year, if applicable.

See accompanying notes to financial statements.

29  |

			Ratios to Average Net Assets:
Net asset value, end of the period	Total return (%)(b)	Net assets, end of the period (000’s)	Net expenses (%)(c)	Gross expenses (%)(c)	Net investment income (%)(d)	Portfolio turnover rate (%)

$10.53	9.19	$78,102	—	—	6.33	41
10.35	19.24	74,121	—	—	7.28	30
9.36	1.81	61,645	—	—	7.22	33
9.92	18.88	65,560	—	—	8.21	26
9.07	23.06	71,710	—	—	10.86	34

$10.73	0.75	$689,196	—	—	3.67	244
11.39	9.42	713,366	—	—	4.08	230
11.13	5.59	685,692	—	—	3.72	253
10.99	15.24	653,299	—	—	3.89	251
10.16	12.97	290,468	—	—	5.42	390

See accompanying notes to financial statements.

|  30

Notes to Financial Statements

September 30, 2013

1.  Organization. Loomis Sayles Funds I (the “Trust”) is organized as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Declaration of Trust permits the Board of Trustees to authorize the issuance of an unlimited number of shares of the Trust in multiple series. The financial statements for certain funds of the Trust are presented in separate reports. The following funds (individually, a “Fund” and collectively, the “Funds”) are included in this report:

Loomis Sayles High Income Opportunities Fund (the “High Income Opportunities Fund”)

Loomis Sayles Securitized Asset Fund (the “Securitized Asset Fund”)

Each Fund is a diversified investment company.

Each Fund offers Institutional Class shares. The Funds’ shares are offered exclusively to investors in “wrap fee” programs approved by NGAM Advisors, L.P. (“NGAM Advisors”) and/or Loomis, Sayles & Company, L.P. (“Loomis Sayles”) and to institutional advisory clients of NGAM Advisors or Loomis Sayles that, in each case, meet the Funds’ policies as established by Loomis Sayles.

2.  Significant Accounting Policies. The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. The Funds’ financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Management has evaluated the events and transactions subsequent to year end through the date the financial statements were issued and has determined that there were no material events that would require disclosure in the Funds’ financial statements.

a.  Valuation. Debt securities (other than short-term obligations purchased with an original or remaining maturity of sixty days or less) and unlisted equity securities are generally valued on the basis of evaluated bids furnished to the Funds by an independent pricing service, recommended by the investment adviser and approved by the Board of Trustees, which determines valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Senior loans are priced at bid prices supplied by an independent pricing service, if available. Equity securities, including shares of closed-end investment companies and exchange-traded funds, for which market quotations are readily available are valued at market value, as reported by independent pricing services recommended by the investment adviser and approved by the Board of Trustees. Such independent pricing services generally use the security’s last sale price on the exchange or market where the security is primarily traded or, if there is no reported sale during the day, the closing bid price. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market are valued at the NASDAQ Official Closing Price (“NOCP”), or if lacking a NOCP, at the most recent bid quotation on the applicable NASDAQ Market. Broker-dealer bid prices may also be used to value debt and equity securities and senior loans where an independent pricing service is unable to price a security or where an independent pricing service does not provide a reliable price for the security. Forward foreign currency contracts are valued utilizing interpolated prices determined from information provided by an independent pricing service. Futures contracts are valued at their most recent settlement price. Investments in other open-end investment companies are valued at their net asset value each day. Short-term obligations purchased with an original or remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Funds’ investment adviser under the general supervision of the Board of Trustees.

The Funds may hold securities traded in foreign markets. Foreign securities are valued at the closing market price in the foreign market. However, if events occurring after the close of the foreign market (but before the close of regular trading on the New York Stock Exchange) are believed to materially affect the value of those securities, such securities are fair valued pursuant to procedures approved by the Board of Trustees. When fair valuing securities, the Funds may, among other things, use modeling tools or other processes that may take into account factors such as securities market activity and/or significant events that occur after the close of the foreign market and before the Funds calculate their net asset value.

b.  Investment Transactions and Related Investment Income. Investment transactions are accounted for on a trade date plus one day basis for daily net asset value calculation. However, for financial reporting purposes, investment transactions are reported on trade date. Dividend income is recorded on ex-dividend date, or in the case of certain foreign securities, as soon as a Fund is notified, and interest income is recorded on an accrual basis. Interest income is increased by the accretion of discount and decreased by the amortization of premium. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis.

c.  Foreign Currency Translation. The books and records of the Funds are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

31  |

Notes to Financial Statements – continued

September 30, 2013

Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from fluctuations which arise due to changes in market prices of investment securities. Such changes are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, at the end of the fiscal period, resulting from changes in exchange rates.

The Funds may use foreign currency exchange contracts to facilitate transactions in foreign denominated investments. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

d.  Forward Foreign Currency Contracts. The Funds may enter into forward foreign currency contracts, including forward foreign cross currency contracts, to acquire exposure to foreign currencies or to hedge the Funds’ investments against currency fluctuation. A contract can also be used to offset a previous contract. These contracts involve market risk in excess of the unrealized gain or loss reflected in the Funds’ Statements of Assets and Liabilities. The U.S. dollar value of the currencies a Fund has committed to buy or sell represents the aggregate exposure to each currency a Fund has acquired or hedged through currency contracts outstanding at period end. Gains or losses are recorded for financial statement purposes as unrealized until settlement date. Contracts are traded over-the-counter directly with a counterparty. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Certain contracts may require the movement of cash and/or securities as collateral for the Funds’ or counterparty’s net obligations under the contracts.

No forward foreign currency contracts were held by the Funds during the year ended September 30, 2013.

e.  Futures Contracts. The Funds may enter into futures contracts. Futures contracts are agreements between two parties to buy and sell a particular commodity, instrument or index for a specified price on a specified future date.

When a Fund enters into a futures contract, it is required to deposit with (or for the benefit of) its broker an amount of cash or short-term high quality securities as “initial margin.” As the value of the contract changes, the value of the futures contract position increases or declines. Subsequent payments, known as “variation margin,” are made or received by a Fund, depending on the price fluctuations in the fair value of the contract and the value of cash or securities on deposit with the broker. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statements of Assets and Liabilities as an asset (liability) and in the Statements of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses). Realized gain or loss on a futures position is equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, minus brokerage commissions. When a Fund enters into a futures contract certain risks may arise, such as illiquidity in the futures market, which may limit a Fund’s ability to close out a futures contract prior to settlement date, and unanticipated movements in the value of securities or interest rates.

Futures contracts are exchange-traded. Exchange-traded futures contracts are standardized and are settled through a clearing house with fulfillment supported by the credit of the exchange. Therefore, counterparty credit risks to the Funds are reduced; however, in the event that a counterparty enters into bankruptcy, the Fund’s claim against initial/variation margin on deposit with the counterparty may be subject to terms of a final settlement in bankruptcy court.

f.  Federal and Foreign Income Taxes. The Trust treats each Fund as a separate entity for federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute to its shareholders substantially all of its investment income and any net realized capital gains at least annually. Management has performed an analysis of each Fund’s tax positions for the open tax years as of September 30, 2013 and has concluded that no provisions for income tax are required. The Funds’ federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Management is not aware of any events that are reasonably possible to occur in the next twelve months that would result in the amounts of any unrecognized tax benefits significantly increasing or decreasing for the Funds. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws and accounting regulations and interpretations thereof.

A Fund may be subject to foreign withholding taxes on investment income and taxes on capital gains on investments that are accrued and paid based upon the Fund’s understanding of the tax rules and regulations that exist in the countries in which the Fund invests. Foreign withholding taxes on dividend and interest income are reflected on the Statements of Operations as a reduction of investment income, net of amounts eligible to be reclaimed. Dividends and interest receivable on the Statements of Assets and Liabilities are net of foreign withholding taxes. Foreign withholding taxes eligible to be reclaimed are reflected on the Statements of Assets and Liabilities as tax reclaims receivable.

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Notes to Financial Statements – continued

September 30, 2013

Capital gains taxes paid are included in net realized gain (loss) on investments in the Statements of Operations. Accrued but unpaid capital gains taxes are reflected as foreign taxes payable on the Statements of Assets and Liabilities, if applicable, and reduce unrealized gains on investments. In the event that realized gains on investments are subsequently offset by realized losses, taxes paid on realized gains may be returned to a Fund. Such amounts, if applicable, are reflected as foreign tax rebates receivable on the Statements of Assets and Liabilities and are recorded as a realized gain when received.

g.  Dividends and Distributions to Shareholders. Dividends and distributions are recorded on ex-dividend date. The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. Permanent differences are primarily due to differing treatments for book and tax purposes of items such as premium amortization, defaulted bonds, contingent payment debt instruments, foreign currency gains and losses, return of capital distributions received, taxable overdistribution and paydown gains and losses. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital accounts. Temporary differences between book and tax distributable earnings are primarily due to defaulted bonds, premium amortization, return of capital distributions received, trust preferred securities, contingent payment debt instruments, futures contracts mark to market and wash sales. Distributions from net investment income and short-term capital gains are considered to be distributed from ordinary income for tax purposes.

The tax characterization of distributions is determined on an annual basis. The tax characterization of distributions paid to shareholders during the years ended September 30, 2013 and 2012 were as follows:

	2013 Distributions Paid From:			2012 Distributions Paid From:
Fund	Ordinary Income	Long-Term Capital Gains	Total	Ordinary Income	Long-Term Capital Gains	Total
High Income Opportunities Fund	$4,807,228	$—	$4,807,228	$5,062,788	$—	$5,062,788
Securitized Asset Fund	39,095,960	7,514,884	46,610,844	42,667,185	3,193,924	45,861,109

Differences between these amounts and those reported in the Statements of Changes in Net Assets are primarily attributable to different book and tax treatment for short-term capital gains.

As of September 30, 2013, the components of distributable earnings on a tax basis were as follows:

	High Income Opportunities Fund	Securitized Asset Fund
Undistributed ordinary income	$583,714	$3,308,083
Undistributed long-term capital gains	—	—

Total undistributed earnings	583,714	3,308,083
Capital loss carryforward:
Expires September 30, 2018	(3,066,782)	—
Post-October capital loss deferrals*	—	(9,896,941)
Unrealized appreciation	2,364,670	19,000,898

Total accumulated earnings (losses)	$(118,398)	$12,412,040

Capital loss carryforward utilized in the current year	$1,315,812	$—

* Under current tax law, capital losses after October 31 may be deferred and treated as occurring on the first day of the following taxable year.

h.  Repurchase Agreements. It is each Fund’s policy that the market value of the collateral for repurchase agreements be at least equal to 102% of the repurchase price, including interest. Certain repurchase agreements are tri-party arrangements whereby the collateral is held in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities.

i.  Delayed Delivery Commitments. The Funds may purchase securities, including those designated as TBAs in the Portfolio of Investments, for which delivery or payment will occur at a later date, beyond the normal settlement period. The price of the security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The security and the obligation to pay for it are recorded by the Funds at the time the commitment is entered into. The actual security that will be delivered to fulfill a TBA trade is not designated at the time of the trade. The security is “to be announced” 48 hours prior to the established trade settlement date. The value of the security may vary with market fluctuations during the time before the Funds take delivery of the security. When the Funds enter into such a transaction, collateral consisting of liquid securities or cash and cash equivalents is required to be segregated or earmarked at the custodian in an amount at least equal to the amount of the Funds’ commitment. No interest accrues to the Funds until the transaction settles.

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Notes to Financial Statements – continued

September 30, 2013

Purchases of delayed delivery securities may have a similar effect on the Funds’ net asset value as if the Funds had created a degree of leverage in the portfolio. Risks may arise upon entering into such transactions from the potential inability of counterparties to meet their obligations under the transactions. Additionally, losses may arise due to changes in the value of the underlying securities.

j.  Securities Lending. The Funds have entered into an agreement with State Street Bank and Trust Company (“State Street Bank”), as agent of the Funds, to lend securities to certain designated borrowers. The loans are collateralized with cash or securities in an amount equal to at least 105% or 102% of the market value (including accrued interest) of the loaned international or domestic securities, respectively, when the loan is initiated. Thereafter, the value of the collateral must remain at least 102% of the market value (including accrued interest) of loaned securities for U.S. equities and U.S. corporate debt; at least 105% of the market value (including accrued interest) of loaned securities for non-U.S. equities; and at least 100% of the market value (including accrued interest) of loaned securities for U.S. Government securities, sovereign debt issued by non-U.S. Governments and non-U.S. corporate debt. In the event that the market value of the collateral falls below the required percentages described above, the borrower will deliver additional collateral on the next business day. As with other extensions of credit, the Funds may bear the risk of loss with respect to the investment of the collateral. The Funds invest cash collateral in short-term investments, a portion of the income from which is remitted to the borrowers and the remainder allocated between the Funds and State Street Bank as lending agent.

For the year ended September 30, 2013, neither Fund had loaned securities under this agreement.

k.  Indemnifications. Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

l.  New Accounting Pronouncement. In December 2011, Accounting Standards Update (“ASU”) No. 2011-11, “Disclosures about Offsetting Assets and Liabilities” was issued and is effective for interim and annual periods beginning after January 1, 2013. The ASU creates new disclosure requirements with respect to an entity’s rights of setoff and related arrangements associated with its financial and derivative instruments. Management has evaluated the impact of the adoption of ASU 2011-11 and will incorporate the new disclosures required in the March 31, 2014 report.

3.  Fair Value Measurements. In accordance with accounting standards related to fair value measurements and disclosures, the Funds have categorized the inputs utilized in determining the value of each Fund’s assets or liabilities. These inputs are summarized in the three broad levels listed below:

•	Level 1—quoted prices in active markets for identical assets or liabilities;

•

Level 2—prices determined using other significant inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.); and

•

Level 3—prices determined using significant unobservable inputs when quoted prices or observable inputs are unavailable such as when there is little or no market activity for an asset or liability (unobservable inputs reflect each Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Funds’ pricing policies and procedures are recommended by the investment adviser and approved by the Board of Trustees. Debt securities are generally valued on the basis of evaluated bids furnished to the Funds by an independent pricing service. Broker-dealer bid prices may be used if an independent pricing service either is unable to price a security or does not provide a reliable price for a security. Broker-dealer bid prices for which the Funds do not have knowledge of the inputs used by the broker-dealer are categorized in Level 3. All security prices, including those obtained from an independent pricing service and broker-dealer bid prices, are reviewed on a daily basis by the investment adviser, subject to oversight by Fund management and the Board of Trustees. If the investment adviser, in good faith, believes that the price provided by an independent pricing service is unreliable, broker-dealer bid prices may be used until the price provided by the independent pricing service is considered to be reliable. Reliability of all security prices, including those obtained from an independent pricing service and broker-dealer bid prices, is tested in a variety of ways, including comparison to recent transaction prices and daily fluctuations, amongst other validation procedures in place. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Funds’ investment adviser under the general supervision of the Board of Trustees. Fair valued securities may be categorized in Level 3.

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Notes to Financial Statements – continued

September 30, 2013

The following is a summary of the inputs used to value the Funds’ investments as of September 30, 2013, at value:

High Income Opportunities Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3		Total
Bonds and Notes
Non-Convertible Bonds
Airlines	$—	$—	$1,567,904	(b)	$1,567,904
Retailers	—	1,769,000	307,438	(c)	2,076,438
Transportation Services	—	173,012	466,925	(c)	639,937
All Other Non-Convertible Bonds(a)	—	53,366,530	—		53,366,530

Total Non-Convertible Bonds	—	55,308,542	2,342,267		57,650,809

Convertible Bonds
Wirelines	—	1,230,742	49,851	(c)	1,280,593
All Other Convertible Bonds(a)	—	8,972,913	—		8,972,913

Total Convertible Bonds	—	10,203,655	49,851		10,253,506

Total Bonds and Notes	—	65,512,197	2,392,118		67,904,315

Preferred Stocks(a)	4,416,783	—	—		4,416,783
Common Stocks(a)	716,287	—	—		716,287
Warrants(d)	—	—	—		—
Short-Term Investments	—	4,360,908	—		4,360,908

Total	$5,133,070	$69,873,105	$2,392,118		$77,398,293

(a) Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

(b) Valued using broker-dealer bid prices.

(c) Fair valued by the Fund’s investment adviser.

(d) Fair valued at zero using broker-dealer bid prices.

A preferred stock valued at $751,181 was transferred from Level 2 to Level 1 during the period ended September 30, 2013. At September 30, 2013, this security was valued at the last sale price in accordance with the Fund’s valuation policies.

All transfers are recognized as of the beginning of the reporting period.

The significant unobservable inputs used for those securities fair valued by the investment adviser and categorized in Level 3 as of September 30, 2013, were as follows:

Description	Valuation Technique(s)	Unobservable Input	Unobservable Input Value(s)	Value
Bonds and Notes
Non-Convertible Bonds
Retailers	Option Adjusted Spread Model	Option Adjusted Spread[1]	484.40	$307,438
Transportation Services	Discounted Cash Flows	Discount Rate[2]	7.24% - 11.25%	466,925
Convertible Bonds
Wirelines	Market Conversion Price	Parity Discount Rate[3]	10%	49,851

Total				$824,214

1 Security is valued using an option adjusted spread model. The significant unobservable input used in the fair value measurement is the option adjusted spread, which is based on a market comparable company. A significant change in the option adjusted spread could have a material effect on the fair value measurement. There is an inverse relationship between the option adjusted spread and the fair value measurement, meaning a significant increase in the option adjusted spread would result in a lower fair value measurement, and vice versa.

2 Securities are valued using a discounted cash flow model. The significant unobservable input used in the fair value measurement is the discount rate, which is based on the investment adviser’s assumptions about the prepayment rate, credit quality, and liquidity, among other considerations. A significant change in the discount rate could have a material effect on the fair value measurement. There is an inverse relationship between the discount rate and the fair value measurement, meaning a significant increase in the discount rate would result in a lower fair value measurement, and vice versa.

3 Security is valued at parity value, discounted to reflect the small size and complexity of the issue. The significant unobservable input used in the fair value measurement is the discount rate. A significant change in the discount rate could have a material effect on the fair value measurement. There is an inverse relationship between the discount rate and the fair value measurement, meaning a significant increase in the discount rate would result in a lower fair value measurement, and vice versa.

35  |

Notes to Financial Statements – continued

September 30, 2013

Securitized Asset Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3		Total
Bonds and Notes
ABS Car Loan	$—	$56,707,954	$4,488,465	(b)	$61,196,419
ABS Other	—	33,184,793	9,692,953	(b)	42,877,746
Collateralized Mortgage Obligations	—	185,045,472	105,086	(b)	185,150,558
All Other Bonds and Notes(a)	—	556,738,648	—		556,738,648

Total Bonds and Notes	—	831,676,867	14,286,504		845,963,371

Short-Term Investments	—	6,141,819	—		6,141,819

Total Investments	—	837,818,686	14,286,504		852,105,190

Futures Contracts (unrealized appreciation)	365,883	—	—		365,883

Total	$365,883	$837,818,686	$14,286,504		$852,471,073

Liability Valuation Inputs
Description	Level 1	Level 2	Level 3		Total
Futures Contracts (unrealized depreciation)	$(446,602)	$—	$—		$(446,602)

(a) Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

(b) Valued using broker-dealer bid prices.

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value as of September 30, 2012 and/or September 30, 2013:

High Income Opportunities Fund

Asset Valuation Inputs

Investments in Securities	Balance as of September 30, 2012	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of September 30, 2013	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at September 30, 2013
Bonds and Notes
Non-Convertible Bonds
Airlines	$—	$320	$7,383	$(13,756)	$110,000	$(125,450)	$1,589,407	$—	$1,567,904	$(13,756)
Retailers	—	1,005	—	(2,967)	—	—	309,400	—	307,438	(2,967)
Transportation Services	157,712	—	350	149,799	—	(2,545)	319,321	(157,712)	466,925	149,799
Convertible Bonds
Wirelines	—	—	(9)	(17,877)	135,474	(67,737)	—	—	49,851	(17,877)

Total	$157,712	$1,325	$7,724	$115,199	$245,474	$(195,732)	$2,218,128	$(157,712)	$2,392,118	$115,199

Debt securities valued at $2,218,128 were transferred from Level 2 to Level 3 during the period ended September 30, 2013. At September 30, 2013, these securities were valued using broker-dealer bid prices based on inputs unobservable to the Fund as an independent pricing service was unable to price the securities.

A Debt security valued at $157,712 was transferred from Level 3 to Level 2 during the period ended September 30, 2013. At September 30, 2013, this security was valued on the basis of evaluated bids furnished to the Fund by an independent pricing service in accordance with the Fund’s valuation policies.

All transfers are recognized as of the beginning of the reporting period.

|  36

Notes to Financial Statements – continued

September 30, 2013

Securitized Asset Fund

Asset Valuation Inputs

Investments in Securities	Balance as of September 30, 2012	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of September 30, 2013	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at September 30, 2013
Investments in Securities	Balance as of September 30, 2012	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of September 30, 2013	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at September 30, 2013
Bonds and Notes
ABS Car Loan	$2,076,141	$730	$23,014	$(34,627)	$3,394,820	$(2,066,355)	$3,170,883	$(2,076,141)	$4,488,465	$(34,627)
ABS Other	1,985,539	—	10,027	(164,538)	6,789,520	(3,394,519)	4,466,924	—	9,692,953	(122,034)
Collateralized Mortgage Obligations	128,960	—	(27,816)	3,942	—	—	—	—	105,086	3,942
Mortgage Related	2,957,232	—	—	—	—	—	—	(2,957,232)	—	—

Total	$7,147,872	$730	$5,225	$(195,223)	$10,184,340	$(5,460,874)	$7,637,807	$(5,033,373)	$14,286,504	$(152,719)

Debt securities valued at $7,637,807 were transferred from Level 2 to Level 3 during the period ended September 30, 2013. At September 30, 2013, these securities were valued using broker-dealer bid prices based on inputs unobservable to the Fund as an independent pricing service was unable to price the securities.

Debt securities valued at $5,033,373 were transferred from Level 3 to Level 2 during the period ended September 30, 2013. At September 30, 2013, these securities were valued on the basis of evaluated bids furnished to the Fund by an independent pricing service in accordance with the Fund’s valuation policies.

All transfers are recognized as of the beginning of the reporting period.

4.  Derivatives. Derivative instruments are defined as financial instruments whose value and performance are based on the value and performance of another security or financial instrument. Derivative instruments that Securitized Asset Fund used during the period include futures contracts.

Securitized Asset Fund is subject to the risk that changes in interest rates will affect the value of the Fund’s investments in fixed income securities. The Fund will be subject to increased interest rate risk to the extent that it invests in fixed-income securities with longer maturities or durations, as compared to investing in fixed-income securities with shorter maturities or durations. The Fund may use futures contracts to hedge against changes in interest rates and to manage its duration in order to control interest rate risk without having to buy or sell portfolio securities. During the year ended September 30, 2013, Securitized Asset Fund used futures contracts for hedging purposes and to manage duration.

The following is a summary of derivative instruments for Securitized Asset Fund as of September 30, 2013:

Assets	Unrealized appreciation on futures contracts[1]
Exchange traded/cleared asset derivatives
Interest rate contracts	$365,883

Liabilities	Unrealized depreciation on futures contracts[1]
Exchange traded/cleared liability derivatives
Interest rate contracts	$(446,602)

1 Represents cumulative unrealized appreciation (depreciation) on futures contracts. Only the current day’s variation margin on futures contracts is reported within the Statements of Assets and Liabilities as receivable or payable for variation margin, as applicable.

37  |

Notes to Financial Statements – continued

September 30, 2013

Transactions in derivative instruments for Securitized Asset Fund during the year ended September 30, 2013 were as follows:

Net Realized Gain (Loss) on:	Futures contracts
Interest rate contracts	$1,207,792

Net Change in Unrealized Appreciation (Depreciation) on:	Futures contracts
Interest rate contracts	$262,199

As the Funds value their derivatives at fair value and recognize changes in fair value through the Statements of Operations, they do not qualify for hedge accounting under authoritative guidance for derivative instruments. The Funds’ investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of these disclosures.

Counterparty risk is managed based on policies and procedures established by the Fund’s adviser. Such policies and procedures may include, but are not limited to, minimum counterparty credit rating requirements, monitoring of counterparty credit default swap spreads and posting of collateral. Cash or securities held at or pledged to counterparties for initial/variation margin or as collateral may be subject to bankruptcy court proceedings. Based on balances on Securitized Asset Fund’s Statement of Assets and Liabilities, the maximum amount of loss that the Fund would incur if counterparties failed to meet their obligations, including securities held at or pledged to counterparties for initial/variation margin that could be subject to the terms of a final settlement in a bankruptcy court proceeding, is $449,989.

The volume of futures activity, as a percentage of net assets, for Securitized Asset Fund, based on gross month-end notional amounts outstanding during the period, including long and short positions at absolute value, was as follows for the year ended September 30, 2013:

Securitized Asset Fund	Futures
Average Notional Amount Outstanding	11.49%
Highest Notional Amount Outstanding	16.30%
Lowest Notional Amount Outstanding	6.31%
Notional Amount Outstanding as of September 30, 2013	8.53%

Notional amounts outstanding at the end of the prior period are included in the average notional amount outstanding.

Unrealized gain and/or loss on open futures is recorded in the Statements of Assets and Liabilities. The aggregate notional values of futures contracts are not recorded in the Statements of Assets and Liabilities, and therefore are not included in the Funds’ net assets.

5.  Purchases and Sales of Securities. For the year ended September 30, 2013, purchases and sales of securities (excluding short-term investments and including paydowns) were as follows:

	U.S. Government/Agency Securities		Other Securities
Fund	Purchases	Sales	Purchases	Sales
High Income Opportunities Fund	$—	$—	$28,711,748	$26,931,442
Securitized Asset Fund	1,902,452,875	1,881,040,349	163,867,405	142,315,122

6.  Management Fees and Other Transactions with Affiliates.

a.  Management Fees. Loomis Sayles has agreed to pay, without reimbursement from the Funds or the Trust, the following expenses of the Funds: compensation to Trustees of the Trust who are not “interested persons” (as defined in the 1940 Act) of the Trust; registration, filing and other fees in connection with requirements of regulatory authorities; the charges and expenses of any entity appointed by the Funds for custodial, paying agent, shareholder servicing and plan agent services; charges and expenses of the independent registered public accounting firm retained by the Funds; charges and expenses of any transfer agents and registrars appointed by the Funds; any cost of certificates representing shares of the Funds; legal fees and expenses in connection with the day-to-day affairs of the Funds, including registering and qualifying its shares with Federal and State regulatory authorities; expenses of meetings of shareholders and Trustees of the Trust; the costs of services, including services of counsel, required in connection with the preparation of the Funds’ registration statements and prospectuses, including amendments and revisions thereto, annual, semi-annual and other periodic reports of the Funds, and notices and proxy solicitation material furnished to shareholders of the Funds or regulatory authorities, and any costs of printing or mailing these items; and the Funds’ expenses of bookkeeping, accounting and financial reporting, including related clerical expenses and all other expenses incurred.

Loomis Sayles serves as investment adviser to each Fund. Under the terms of each management agreement, Loomis Sayles does not charge the Funds an investment advisory fee, also known as a management fee, or any other fee for those services or for bearing those expenses. Although the Funds do not compensate Loomis Sayles directly for services under the advisory agreement, Loomis Sayles will typically receive an advisory fee from the sponsors of “wrap programs,” who in turn charge the programs’ participants.

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Notes to Financial Statements – continued

September 30, 2013

Certain officers and employees of Loomis Sayles are also officers or Trustees of the Trust. Loomis Sayles’ general partner is indirectly owned by Natixis Global Asset Management, L.P. (“Natixis US”), which is part of Natixis Global Asset Management, an international asset management group based in Paris, France.

b.  Service and Distribution Fees. NGAM Distribution, L.P. (“NGAM Distribution”), which is a wholly-owned subsidiary of Natixis US has entered into a distribution agreement with the Trust. Pursuant to this agreement, NGAM Distribution serves as principal underwriter of the Funds of the Trust. NGAM Distribution currently is not paid a fee for serving as distributor for the Funds. Loomis Sayles has agreed to reimburse NGAM Distribution to the extent that NGAM Distribution incurs expenses in connection with any redemption of Fund shares.

c.  Administrative Fees. NGAM Advisors provides certain administrative services for the Funds and contracts with State Street Bank to serve as sub-administrator. NGAM Advisors is a wholly-owned subsidiary of Natixis US. Loomis Sayles has agreed to pay, without reimbursement from the Trust or Funds, fees to NGAM Advisors for services to the Funds.

d.  Trustees Fees and Expenses. The Trust does not pay any compensation directly to its officers or Trustees who are directors, officers or employees of NGAM Advisors, NGAM Distribution, Natixis US or their affiliates. Effective January 1, 2013, the Chairperson of the Board receives a retainer fee at the annual rate of $285,000. The Chairperson does not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that she attends. Each Independent Trustee (other than the Chairperson) receives, in the aggregate, a retainer fee at the annual rate of $115,000. Each Independent Trustee also receives a meeting attendance fee of $10,000 for each meeting of the Board of Trustees that he or she attends in person and $5,000 for each meeting of the Board of Trustees that he or she attends telephonically. In addition, each committee chairman receives an additional retainer fee at the annual rate of $17,500. Each Contract Review and Governance Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. Each Audit Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. These fees are allocated among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series based on a formula that takes into account, among other factors, the relative net assets of each fund. Trustees are reimbursed for travel expenses in connection with attendance at meetings.

Prior to January 1, 2013, the Chairperson of the Board received a retainer fee at the annual rate of $265,000 and each Independent Trustee (other than the Chairperson) received, in aggregate, a retainer fee at the annual rate of $95,000. In addition, each committee chairman received an additional retainer fee at the annual rate of $15,000, and each Audit Committee member was compensated $7,500 for each Committee meeting that he or she attended in person and $3,750 for each meeting that he or she attended telephonically.

A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Funds until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain funds of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series as designated by the participating Trustees. Changes in the value of participants’ deferral accounts are allocated pro rata among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts, and Hansberger International Series.

7.  Line of Credit. Each Fund, together with certain other funds of Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series, participates in a $200,000,000 committed unsecured line of credit provided by State Street Bank, with an individual limit of $125,000,000 for each fund that participates in the line of credit. Interest is charged to each participating fund based on its borrowings at a rate per annum equal to the greater of the Federal Funds rate or overnight LIBOR, plus 1.25%. In addition, a commitment fee of 0.10% per annum, payable at the end of each calendar quarter, is accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit.

For the year ended September 30, 2013, neither Fund had borrowings under these agreements.

8.  Concentration of Risk. Securitized Asset Fund’s investments in mortgage-related and asset-backed securities are subject to certain risks not associated with investments in other securities. Mortgage-related and asset-backed securities are subject to the risk that unexpected changes in interest rates will have a direct effect on expected maturity. A shortened maturity may result in the reinvestment of prepaid amounts in securities with lower yields than the original obligations. An extended maturity may result in a reduction of a security’s value.

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Notes to Financial Statements – continued

September 30, 2013

9.  Concentration of Ownership. From time to time, a Fund may have a concentration of one or more accounts constituting a significant percentage of shares outstanding. Investment activities by holders of such accounts could have material impacts on the Funds. As of September 30, 2013, based on management’s evaluation of the shareholder account base, High Income Opportunities Fund had accounts representing controlling ownership of more than 5% of the Fund’s total outstanding shares. The number of such accounts, based on accounts that represent more than 5% of an individual class of shares, and the aggregate percentage of net assets represented by such holdings was as follows:

Fund	Number of >5% Non-Affiliated Account Holders	Percentage of Ownership
High Income Opportunities Fund	2	27.02%

Omnibus shareholder accounts for which NGAM Advisors understands that the intermediary has discretion over the underlying shareholder accounts are included in the table above. For other omnibus accounts, the Funds do not have information on the individual shareholder accounts underlying omnibus accounts; therefore, there could be other 5% shareholders in addition to those disclosed in the table above.

10.  Capital Shares. Each Fund may issue an unlimited number of shares of beneficial interest, without par value. Transactions in capital shares were as follows:

	High Income Opportunities Fund

	Year Ended September 30, 2013		Year Ended September 30, 2012

Institutional Class	Shares	Amount	Shares	Amount
Issued from the sale of shares	10,165,277	$106,655,833	866,189	$8,480,236
Issued in connection with the reinvestment of distributions	345,087	3,645,230	407,184	3,970,708
Redeemed	(10,254,790)	(107,704,461)	(698,203)	(6,890,329)

Increase (decrease) from capital share transactions	255,574	$2,596,602	575,170	$5,560,615

	Securitized Asset Fund

	Year Ended September 30, 2013		Year Ended September 30, 2012

Institutional Class	Shares	Amount	Shares	Amount
Issued from the sale of shares	81,969,317	$881,734,214	14,109,417	$157,298,896
Issued in connection with the reinvestment of distributions	296,422	3,269,705	172,100	1,906,300
Redeemed	(80,674,680)	(868,047,275)	(13,263,927)	(147,808,732)

Increase (decrease) from capital share transactions	1,591,059	$16,956,644	1,017,590	$11,396,464

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Report of Independent Registered Public Accounting Firm

To the Trustees of Loomis Sayles Funds I and Shareholders of Loomis Sayles High Income Opportunities Fund and Loomis Sayles Securitized Asset Fund:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Loomis Sayles High Income Opportunities Fund and Loomis Sayles Securitized Asset Fund, each a series of Loomis Sayles Funds I (collectively, the “Funds”), at September 30, 2013, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

November 21, 2013

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2013 U.S. Tax Distribution Information to Shareholders (Unaudited)

Corporate Dividends Received Deduction. For the fiscal year ended September 30, 2013, a percentage of dividends distributed by the Fund listed below qualify for the dividends received deduction for corporate shareholders. These percentages are as follows:

Fund	Qualifying Percentage
High Income Opportunities	3.89%

Capital Gains Distributions. Pursuant to Internal Revenue Section 852(b), the following Fund paid distributions, which have been designated as capital gains distributions for the fiscal year ended September 30, 2013, unless subsequently determined to be different.

Fund	Amount
Securitized Asset	$7,514,884

Qualified Dividend Income. For the fiscal year ended September 30, 2013, the Fund below will designate up to the maximum amount allowable pursuant to the Internal Revenue Code as qualified dividend income eligible for reduced tax rates. These lower rates range from 0% to 20% depending on an individual’s tax bracket. If the Fund pays a distribution during calendar year 2013, complete information will be reported in conjunction with Form 1099-DIV.

Fund
High Income Opportunities

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Trustee and Officer Information

The tables below provide certain information regarding the trustees and officers of Loomis Sayles Funds I (the “Trust”). Unless otherwise indicated, the address of all persons below is 399 Boylston Street, Boston, MA 02116. The Funds’ Statements of Additional Information include additional information about the trustees of the Trust and are available by calling Natixis Funds at 800-225-5478.

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

Independent Trustees
Charles D. Baker (1956)	Trustee From 2005 to 2009 and since 2011 Contract Review and Governance Committee Member	Executive in Residence at General Catalyst Partners (venture capital and growth equity firm); formerly, President and Chief Executive Officer, Harvard Pilgrim Health Care (health care organization)	42 Director, Athenahealth, Inc. (software company)	Significant experience on the Board; executive experience (including president and chief executive officer of a health care organization and executive officer of a venture capital and growth equity firm)

Daniel M. Cain (1945)	Trustee Since 2003 Chairman of the Contract Review and Governance Committee	Chairman (formerly, President and Chief Executive Officer) of Cain Brothers & Company, Incorporated (investment banking)	42 Director, Sheridan Healthcare Inc. (physician practice management)	Significant experience on the Board and on the board of other business organizations (including at a health care organization); experience in the financial industry (including roles as chairman and former chief executive officer of an investment banking firm)

Kenneth A. Drucker (1945)	Trustee Since 2008 Chairman of the Audit Committee	Retired	42 Formerly, Director, M Fund, Inc. (investment company); Director, Gateway Trust (investment company)	Significant experience on the Board and on the board of other business organizations (including at investment companies); executive experience (including as treasurer of an aerospace, automotive, and metal manufacturing corporation)

Edmond J. English (1953)	Trustee Since 2013 Contract Review and Governance Committee Member	Chief Executive Officer of Bob’s Discount Furniture (retail)	42 Formerly, Director, BJ’s Wholesale Club (retail); formerly, Director, Citizens Financial Group (bank)	Significant experience on the board of other business organizations (including at a retail company and a bank); executive experience (including at a retail company)

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Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

Wendell J. Knox (1948)	Trustee Since 2009 Audit Committee Member	Director (formerly, President and Chief Executive Officer) of Abt Associates Inc. (research and consulting)	42 Director, Eastern Bank (bank); Director, The Hanover Insurance Group (property and casualty insurance)	Significant experience on the Board and on the board of other business organizations (including at a bank and at a property and casualty insurance firm); executive experience (including roles as president and chief executive officer of a research and consulting company)

Martin T. Meehan (1956)	Trustee Since 2012 Contract Review and Governance Committee Member	Chancellor and faculty member, University of Massachusetts Lowell	42 None	Experience on the Board and on the board of other business organizations; experience as Chancellor of the University of Massachusetts Lowell; government experience (including as a member of the U.S. House of Representatives); academic experience

Sandra O. Moose (1942)	Chairperson of the Board of Trustees since November 2005 Trustee Since 2003 Ex officio member of the Audit Committee and Contract Review and Governance Committee	President, Strategic Advisory Services (management consulting)	42 Director, Verizon Communications (telecommunications company); Director, AES Corporation (international power company); formerly, Director, Rohm and Haas Company (specialty chemicals)	Significant experience on the Board and on the board of other business organizations (including at a telecommunications company, an international power company and a specialty chemicals corporation); executive experience (including at a management consulting company)

Erik R. Sirri (1958)	Trustee Since 2009 Audit Committee Member	Professor of Finance at Babson College; formerly, Director of the Division of Trading and Markets at the Securities and Exchange Commission	42 None	Significant experience on the Board; experience as Director of the Division of Trading and Markets at the Securities and Exchange Commission; academic experience; training as an economist

Peter J. Smail (1952)	Trustee Since 2009 Contract Review and Governance Committee Member	Retired; formerly, President and Chief Executive Officer of Pyramis Global Advisors (investment management)	42 None	Significant experience on the Board; mutual fund industry and executive experience (including roles as president and chief executive officer for an investment adviser)

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Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

Cynthia L. Walker (1956)	Trustee Since 2005 Audit Committee Member	Deputy Dean for Finance and Administration, Yale University School of Medicine; formerly, Executive Dean for Administration, Harvard Medical School	42 None	Significant experience on the Board; executive experience in a variety of academic organizations (including roles as dean for finance and administration)

Interested Trustees
Robert J. Blanding[3] (1947) 555 California Street San Francisco, CA 94104	Trustee Since 2002 President and Chief Executive Officer since 2002	President, Chairman, Director and Chief Executive Officer, Loomis, Sayles & Company, L.P.	42 None	Significant experience on the Board; continuing service as President, Chairman, and Chief Executive Officer of Loomis, Sayles & Company, L.P.

David L. Giunta[4] (1965)	Trustee Since 2011 Executive Vice President since 2008	President and Chief Executive Officer, NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.	42 None	Experience on the Board; continuing experience as President and Chief Executive Officer of NGAM Advisors, L.P.

John T. Hailer[5] (1960)	Trustee Since 2003	President and Chief Executive Officer — U.S. and Asia, Natixis Global Asset Management, L.P.	42 None	Significant experience on the Board; continuing experience as President and Chief Executive Officer — U.S. and Asia, Natixis Global Asset Management, L.P.

[1]

Each trustee serves until retirement, resignation or removal from the Board. The current retirement age is 72. The position of Chairperson of the Board is appointed for a two-year term. Ms. Moose was appointed to serve an additional two-year term as the Chairperson of the Board on November 18, 2011.

[2]

The trustees of the Trust serve as trustees of a fund complex that includes all series of the Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV and Gateway Trust (collectively, the “Natixis Funds Trusts”), Loomis Sayles Funds I and Loomis Sayles Funds II (collectively, the “Loomis Sayles Funds Trusts”), and Hansberger International Series (collectively, the “Fund Complex”).

[3]

Mr. Blanding is deemed an “interested person” of the Trust because he holds the following positions with an affiliated person of the Trust: President, Chairman, Director and Chief Executive Officer of Loomis, Sayles & Company, L.P. and Director of Loomis Sayles Investment Asia Pte., Ltd.

[4]

Mr. Giunta is deemed an “interested person” of the Trust because he holds the following positions with an affiliated person of the Trust: President and Chief Executive Officer of NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.

[5]

Mr. Hailer is deemed an “interested person” of the Trust because he holds the following positions with an affiliated person of the Trust: President and Chief Executive Officer — U.S. and Asia, Natixis Global Asset Management, L.P.

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Name and Year of Birth	Position(s) Held with the Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past 5 Years[2]

Officers of the Trust

Coleen Downs Dinneen (1960)	Secretary, Clerk and Chief Legal Officer	Since September 2004	Executive Vice President, General Counsel, Secretary and Clerk, NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.

Daniel J. Fuss (1933) One Financial Center Boston, MA 02111	Executive Vice President	Since June 2003	Vice Chairman and Director, Loomis, Sayles & Company, L.P.

Russell L. Kane (1969)	Chief Compliance Officer, Assistant Secretary and Anti-Money Laundering Officer	Chief Compliance Officer since May 2006; Assistant Secretary since June 2004; and Anti-Money Laundering Officer since April 2007	Chief Compliance Officer for Mutual Funds, Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk, NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.

Michael C. Kardok (1959)	Treasurer, Principal Financial and Accounting Officer	Since October 2004	Senior Vice President, NGAM Advisors, L.P. and NGAM Distribution, L.P.

[1]

Each officer of the Trust serves for an indefinite term in accordance with the Trust’s current by-laws until the date his or her successor is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified.

[2]

Each person listed above, except as noted, holds the same position(s) with the Fund Complex. Mr. Fuss is not an officer of the Natixis Funds Trusts or the Hansberger International Series. Previous positions during the past five years with NGAM Distribution, L.P., NGAM Advisors, L.P. or Loomis, Sayles & Company, L.P. are omitted, if not materially different from a trustee’s or officer’s current position with such entity.

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Loomis Sayles Bond Fund

Annual Report

September 30, 2013

Portfolio Review	1
Portfolio of Investments	10
Financial Statements	36
Notes to Financial Statements	41

LOOMIS SAYLES BOND FUND

Managers	Symbols
Matthew J. Eagan, CFA	Institutional Class	LSBDX
Daniel J. Fuss, CFA, CIC	Retail Class	LSBRX
Elaine M. Stokes	Admin Class	LBFAX
	Class N	LSBNX

Objective

High total investment return through a combination of current income and capital appreciation.

Strategy

The fund will invest at least 80% of its net assets in fixed-income securities, including investing primarily in investment-grade fixed-income securities, although it may also invest up to 35% of its assets in below investment-grade fixed-income securities and up to 20% of its assets in equity securities such as common stocks and preferred stocks (with up to 10% of its assets in common stocks).

Market Conditions

Following an event-driven fourth quarter in 2012, investor optimism surged in early 2013 following a last-minute deal that prevented the U.S. from plummeting over the “fiscal cliff” of scheduled tax increases and spending cuts. The credit markets struggled for much of the second quarter of 2013, as speculation concerning the potential winding down of the Federal Reserve’s (the Fed’s) asset purchase program prompted fears that interest rates would rise sooner rather than later. These fears receded in September, when the Fed surprised the markets by delaying tapering its monthly asset purchasing program.

Macroeconomic indicators, led by domestic housing market data, were positive during the period, underscoring the potential for a strengthening U.S. recovery. Pressure on European sovereign bonds wavered as instability in Italy, in the wake of a contentious parliamentary election, was quickly followed by the early-2013 banking crisis in Cyprus. These contentions faded over the course of the summer, and the euro zone emerged from recession.

Performance Results

For the 12 months ended September 30, 2013, Institutional Class shares of Loomis Sayles Bond Fund returned 6.51%. The fund outperformed its benchmark, the Barclays U.S. Government/Credit Bond Index, which returned -1.96%.

Explanation of Fund Performance

Investment-grade corporate holdings and out-of-benchmark allocations, including positions in high-yield bonds, convertible securities, equities and specific non-U.S.-dollar-denominated credits, generally accounted for the majority of the fund’s strong gains relative to its benchmark.

Strong performance from individual convertible securities led to a positive return for the sector. Significant stock market gains during much of the 12-month period also buoyed

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equity-sensitive issues. Investment-grade and high-yield corporate securities generated positive absolute and relative returns, as resurgent investor optimism and high levels of new issuance bolstered both segments of the credit market at various points during the period. High-beta (higher risk/reward potential) industrial names generally led the way within the high-yield and investment-grade segments, while financial issues also aided results. In addition, allocations to common stock bolstered return, as the equity markets generally trended upward for much of the period. Meanwhile, non-U.S.-dollar-denominated holdings benefited from intermittent bouts of optimism and contributed to fund gains. Issues denominated in the euro, Swiss franc, New Zealand dollar and British pound were the primary contributors within the allocation.

Emerging market debt rallied during the first six months of the period but sold off sharply in the latter half, as fresh concerns about China’s slowing economic growth dampened prospects for the sector. The downturn weighed heavily on the fund’s supranational holdings. In addition, a small allocation to U.S. Treasuries detracted modestly from results, as investors generally favored higher beta securities in their search for yield. Furthermore, anemic performance from individual high-yield utility holdings weighed on performance. Though the majority of the Fund’s non-U.S.-dollar-denominated issues proved accretive during the 12-month period, the Brazilian real and Indonesian rupiah struggled, causing securities denominated in those currencies to detract from return.

Outlook

Our outlook for the U.S. and global economies remains largely consistent despite political and policy uncertainty. We believe U.S. gross domestic product (GDP) growth will move toward 3.0% next year, based on acceleration in the housing sector as well as momentum in autos and energy. However, deflationary pressures remain a concern in the short run as wage growth is slow, unemployment is still high (though slowly improving), and the output gap remains decidedly negative. Due to primarily weak economic growth, we expect the Fed to maintain accommodative monetary policy and a cautious approach to rate increases. Our forecast for the 10-year U.S. Treasury yield is approximately 2.75% at year-end, moving to 3.25% a year from now.

Several key risks may affect our outlook. We expect to see steady, perhaps even increased, volatility during the final quarter of 2013. Investor anxiety regarding upcoming economic releases and their impact on future Fed policy will likely contribute to market turbulence. The U.S. government shutdown and debt ceiling debates will likely occupy the headlines, adding another source of volatility. Europe remains an ongoing concern; however, economic and fiscal conditions appear stable for now.

Based on our long-term views, we have not made material asset allocation changes. Our strategy centers on research-based security selection, with a focus on sectors that can be uncorrelated with U.S. interest rates, and we continue to build diversification into the fund. We intend to maintain reduced term structure risk and continue to decrease nominal duration through sector and security selection. The fund’s ability to invest in what we view as the best risk-adjusted opportunities across a full range of global markets, sectors and securities may be an advantage as the economic recovery unfolds and the investment landscape evolves.

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LOOMIS SAYLES BOND FUND

Cumulative Performance — September 30, 2003 through September 30, 2013(b)(c)

Average Annual Total Returns — September 30, 2013(b)

	1 year	5 years	10 years	Since Class N Inception

Institutional Class (Inception 5/16/91)	6.51%	11.87%	8.46%	—%
Retail Class (Inception 12/31/96)	6.15	11.54	8.15	—
Admin Class (Inception 1/2/98)	5.88	11.26	7.87	—
Class N (Inception 2/1/13)	—	—	—	1.45

Comparative Performance
Barclays U.S. Government/Credit Bond Index(a)	-1.96	5.71	4.52	-1.40

Past performance does not guarantee future results. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. Unlike a fund, an index is not managed and does not reflect fees and expenses.

NOTES TO CHARTS

(a)	See Page 4 for a description of the index

(b)	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

(c)	The mountain chart is based on the initial minimum of $100,000 for the Institutional Class.

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ADDITIONAL INFORMATION

The views expressed in this report reflect those of the portfolio managers as of the dates indicated. The managers’ views are subject to change at any time without notice based on changes in market or other conditions. References to specific securities or industries should not be regarded as investment advice. Because the fund is actively managed, there is no assurance that it will continue to invest in the securities or industries mentioned.

Index Definitions

Indexes are unmanaged and do not have expenses that affect results, unlike mutual funds. Index returns are adjusted for the reinvestment of capital gain distributions and income dividends. It is not possible to invest directly in an index.

Barclays U.S. Government/Credit Bond Index is an unmanaged index that includes U.S. Treasuries, government-related issues, and investment grade U.S. corporate securities.

Additional Index Information

This document may contain references to third party copyrights, indexes, and trademarks, each of which is the property of its respective owner. Such owner is not affiliated with Natixis Global Asset Management or any of its related or affiliated companies (collectively “NGAM”) and does not sponsor, endorse or participate in the provision of any NGAM services, funds or other financial products.

The index information contained herein is derived from third parties and is provided on an “as is” basis. The user of this information assumes the entire risk of use of this information. Each of the third party entities involved in compiling, computing or creating index information disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to such information.

Proxy Voting Information

A description of the fund’s proxy voting policies and procedures is available without charge, upon request, (i) by calling Loomis, Sayles & Company, L.P. at 800-633-3330; (ii) on the fund’s website, www.loomissayles.com, and (iii) on the SEC’s website, www.sec.gov. Information about how the fund voted proxies relating to portfolio securities during the 12 months ended June 30, 2013 is available on (i) the fund’s website and (ii) the SEC’s website.

Quarterly Portfolio Schedules

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling
 800-SEC-0330.

UNDERSTANDING YOUR FUND’S EXPENSES

As a mutual fund shareholder you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, distribution and/or service fees (12b-1 fees), and other fund expenses. These costs are described in more detail in the fund’s prospectus. The following examples are intended to help you understand the ongoing costs of investing in the fund and help you compare these with the ongoing costs of investing in other mutual funds.

|  4

The first line in the table for each class of fund shares shows the actual amount of fund expenses you would have paid on a $1,000 investment in the fund from April 1, 2013 through September 30, 2013. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual fund returns and expenses. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example $8,600 account value divided by $1,000 = 8.6) and multiply the result by the number in the Expenses Paid During Period column as shown below for your class.

The second line in the table for each class of fund shares provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown reflect ongoing costs only, and do not include any transaction costs. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. If transaction costs were included, total costs would be higher.

Loomis Sayles Bond Fund

Institutional Class	Beginning Account Value 4/1/2013	Ending Account Value 9/30/2013	Expenses Paid During Period* 4/1/2013 – 9/30/2013
Actual	$1,000.00	$1,010.50	$3.18
Hypothetical (5% return before expenses)	$1,000.00	$1,021.91	$3.19

Retail Class
Actual	$1,000.00	$1,008.40	$4.63
Hypothetical (5% return before expenses)	$1,000.00	$1,020.46	$4.66

Admin Class
Actual	$1,000.00	$1,007.10	$5.94
Hypothetical (5% return before expenses)	$1,000.00	$1,019.15	$5.97

Class N
Actual	$1,000.00	$1,009.30	$3.27
Hypothetical (5% return before expenses)	$1,000.00	$1,021.81	$3.29

*   Expenses are equal to the Fund's annualized expense ratio (after waiver/reimbursement): 0.63%, 0.92%, 1.18% and 0.65% for Institutional, Retail, Admin Class and Class N, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), divided by 365 (to reflect the half-year period).

5  |

BOARD APPROVAL OF THE EXISTING ADVISORY AGREEMENT

The Board of Trustees of the Trust (the “Board”), including the Independent Trustees, considers matters bearing on the Fund’s advisory agreement (the “Agreement”) at most of its meetings throughout the year. Each year, usually in the spring, the Contract Review and Governance Committee of the Board meets to review the Agreement to determine whether to recommend that the full Board approve the continuation of the Agreement, typically for an additional one-year period. After the Committee has made its recommendation, the full Board, including the Independent Trustees, determines whether to approve the continuation of the Agreement.

In connection with these meetings, the Trustees receive materials that the Fund’s investment adviser (the “Adviser”) believes to be reasonably necessary for the Trustees to evaluate the Agreement. These materials generally include, among other items, (i) information on the investment performance of the Fund and the performance of a peer group and category of funds and the Fund’s performance benchmarks, (ii) information on the Fund’s advisory fee and other expenses, including information comparing the Fund’s expenses to the fees charged to institutional accounts with similar strategies managed by the Adviser, if any, and to those of a peer group of funds and information about any applicable expense caps and fee “breakpoints,” (iii) sales and redemption data in respect of the Fund, (iv) information about the profitability of the Agreement to the Adviser and (v) information obtained through the completion by the Adviser of a questionnaire distributed on behalf of the Trustees. The Board, including the Independent Trustees, also consider other matters such as (i) the Adviser’s financial results and/or financial condition, (ii) the Fund’s investment objective and strategies and the size, education and experience of the Adviser’s investment staff and its use of technology, external research and trading cost measurement tools, (iii) arrangements in respect of the distribution of the Fund’s shares and the related costs, (iv) the procedures employed to determine the value of the Fund’s assets, (v) the allocation of the Fund’s brokerage, if any, including, if applicable, allocations to brokers affiliated with the Adviser and the use of “soft” commission dollars to pay Fund expenses and to pay for research and other similar services, (vi) the resources devoted to, and the record of compliance with, the Fund’s investment policies and restrictions, policies on personal securities transactions and other compliance policies, (vii) information about amounts invested by the Fund’s portfolio managers in the Fund or in similar accounts that they manage and (viii) the general economic outlook with particular emphasis on the mutual fund industry. Throughout the process, the Trustees are afforded the opportunity to ask questions of and request additional materials from the Adviser.

In addition to the materials requested by the Trustees in connection with their annual consideration of the continuation of the Agreement, the Trustees receive materials in advance of each regular quarterly meeting of the Board that provide detailed information about the Fund’s investment performance and the fees charged to the Fund for advisory and other services. This information generally includes, among other things, an internal performance rating for the Fund based on agreed-upon criteria, graphs showing the Fund’s performance and fee differentials against the Fund’s peer group/category, performance

|  6

ratings provided by a third-party, total return information for various periods, and third-party performance rankings for various periods comparing the Fund against similarly categorized funds. The portfolio management team for the Fund or other representatives of the Adviser make periodic presentations to the Contract Review and Governance Committee and/or the full Board, and if the Fund is identified as presenting possible performance concerns it may be subject to more frequent board presentations and reviews. In addition, each quarter the Trustees are provided with detailed statistical information about the Fund’s portfolio. The Trustees also receive periodic updates between meetings.

The Board most recently approved the continuation of the Agreement at their meeting held in June 2013. The Agreement was continued for a one-year period. In considering whether to approve the continuation of the Agreement, the Board, including the Independent Trustees, did not identify any single factor as determinative. Individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. Matters considered by the Trustees, including the Independent Trustees, in connection with their approval of the Agreement included, but were not limited to, the factors listed below.

The nature, extent and quality of the services provided to the Fund under the Agreement. The Trustees considered the nature, extent and quality of the services provided by the Adviser and its affiliates to the Fund and the resources dedicated to the Fund by the Adviser and its affiliates, including recent or planned investments by the Adviser in additional personnel or other resources, if any.

The Trustees considered not only the advisory services provided by the Adviser to the Fund, but also the administrative services provided by NGAM Advisors, L.P. (“NGAM Advisors”) and its affiliates to the Fund.

The Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds that offers shareholders the right to exchange shares of one type of fund for shares of another type of fund, and provides a variety of fund and shareholder services.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Agreement, that the nature, extent and quality of services provided supported the renewal of the Agreement.

Investment performance of the Fund and the Adviser. As noted above, the Trustees received information about the performance of the Fund over various time periods, including information that compared the performance of the Fund to the performance of a peer group and category of funds and the Fund’s performance benchmark. In addition, the Trustees also reviewed data prepared by an independent third party that analyzed the performance of the Fund using a variety of performance metrics, including metrics that also measured the performance of the Fund on a risk adjusted basis. The Board concluded that the Fund’s performance or other relevant factors supported the renewal of the Agreement.

The Trustees also considered the Adviser’s performance and reputation generally, the performance of the fund family generally, and the historical responsiveness of the Adviser

7  |

to Trustee concerns about performance and the willingness of the Adviser to take steps intended to improve performance.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Agreement, that the performance of the Fund and the Adviser supported the renewal of the Agreement.

The costs of the services to be provided and profits to be realized by the Adviser and its affiliates from their respective relationships with the Fund. The Trustees considered the fees charged to the Fund for advisory services as well as the total expense level of the Fund. This information included comparisons (provided both by management and also by an independent third party) of the Fund’s advisory fee and total expense level to those of its peer group and information about the advisory fees charged by the Adviser to comparable accounts (such as institutional separate accounts), as well as information about differences in such fees and the reasons for any such differences. In considering the fees charged to comparable accounts, the Trustees considered, among other things, management’s representations about the differences between managing mutual funds as compared to other types of accounts, including the additional resources required to effectively manage and the greater regulatory costs associated with the management of mutual fund assets. In evaluating the Fund’s advisory fee, the Trustees also took into account the demands, complexity and quality of the investment management of the Fund, as well as the need for the Adviser to offer competitive compensation and to expend additional resources as the Fund grows in size. The Trustees considered that over the past several years, management had made recommendations regarding reductions in advisory fee rates, implementation of advisory fee breakpoints and the institution of advisory fee waivers and expense caps for various funds in the fund family. The Trustees noted that the Fund currently has an expense cap in place, and the Trustees considered that the current expenses are below the cap (except for Class N).

The Trustees also considered the compensation directly or indirectly received by the Adviser and its affiliates from their relationships with the Fund. The Trustees reviewed information provided by management as to the profitability of the Adviser’s and its affiliates’ relationships with the Fund, and information about the allocation of expenses used to calculate profitability. They also reviewed information provided by management about the effect of distribution costs and changes in asset levels on Adviser profitability, including information regarding resources spent on distribution activities. When reviewing profitability, the Trustees also considered information about court cases in which adviser compensation or profitability were issues, the performance of the Fund, the expense levels of the Fund, whether the Adviser had implemented breakpoints and/or expense caps and the overall profit margin of the Adviser compared to other investment managers. The Trustees also noted management’s history of proposing additional advisory fee breakpoints as the Fund grew to substantially larger scale.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Agreement, that the advisory fee charged to the Fund was fair and reasonable, and that the costs of these services generally and the related profitability of the Adviser and its affiliates in respect of their relationships with the Fund supported the renewal of the Agreement.

|  8

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision of services by the Adviser and whether those economies are shared with the Fund through breakpoints in its investment advisory fee or other means, such as expense waivers or caps. The Trustees also discussed with management the factors considered with respect to the implementation of breakpoints in investment advisory fees or expense waivers or caps for certain funds. Management explained that a number of factors are taken into account in considering the possible implementation of breakpoints or an expense cap for a fund, including, among other things, factors such as a fund’s assets, the projected growth of a fund, projected profitability and a fund’s fees and performance. With respect to economies of scale, the Trustees noted that the Fund had breakpoints in its advisory fees and it was subject to an expense cap. In considering these issues, the Trustees also took note of the costs of the services provided (both on an absolute and a relative basis) and the profitability to the Adviser and its affiliates of their relationships with the Fund, as discussed above.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Agreement, that the extent to which economies of scale were shared with the Fund supported the renewal of the Agreement.

The Trustees also considered other factors, which included but were not limited to the following:

•	The effect of recent market and economic events on the performance, asset levels and expense ratios of the Fund.

•

Whether the Fund has operated in accordance with its investment objective and the Fund’s record of compliance with its investment restrictions, and the compliance programs of the Fund and the Adviser. They also considered the compliance-related resources the Adviser and its affiliates were providing to the Fund.

•

The nature, quality, cost and extent of administrative and shareholder services performed by the Adviser and its affiliates, both under the Agreement and under a separate agreement covering administrative services.

•

So-called “fallout benefits” to the Adviser, such as the engagement of affiliates of the Adviser to provide distribution, administrative and brokerage services to the Fund, and the benefits of research made available to the Adviser by reason of brokerage commissions (if any) generated by the Fund’s securities transactions. The Trustees also considered the fact that NGAM Advisors’ parent company benefits from the retention of an affiliated Adviser. The Trustees considered the possible conflicts of interest associated with these fallout and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor such possible conflicts of interest.

•	The Trustees’ review and discussion of the Fund’s advisory arrangements in prior years, and management’s record of responding to Trustee concerns raised during the year and in prior years.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Trustees, including the Independent Trustees, concluded that the existing Agreement should be continued through June 30, 2014.

9  |

Portfolio of Investments – as of September 30, 2013

Loomis Sayles Bond Fund

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – 80.2% of Net Assets

Non-Convertible Bonds – 70.7%

	ABS Car Loan – 0.0%
$5,917,000	Avis Budget Rental Car Funding AESOP LLC, Series 2010-5A, Class B, 5.110%, 3/20/2017, 144A	$6,368,012

	ABS Home Equity – 0.1%
19,199,013	Wells Fargo Mortgage Backed Securities Trust, Series 2005-AR4, Class 2A2, 2.719%, 4/25/2035(b)	19,298,560

	Aerospace & Defense – 0.5%
1,510,000	Bombardier, Inc., 7.350%, 12/22/2026, 144A, (CAD)	1,555,987
13,664,000	Bombardier, Inc., 7.450%, 5/01/2034, 144A	13,595,680
5,200,000	Meccanica Holdings USA, Inc., 6.250%, 7/15/2019, 144A	5,356,000
23,763,000	Meccanica Holdings USA, Inc., 6.250%, 1/15/2040, 144A	19,842,105
25,480,000	Meccanica Holdings USA, Inc., 7.375%, 7/15/2039, 144A	23,433,013
6,995,000	Textron Financial Corp., (fixed rate to 2/15/2017, variable rate thereafter), 6.000%, 2/15/2067, 144A	6,181,831
550,000	Textron Financial Corp., Series E, MTN, 5.125%, 8/15/2014	567,844
23,658,000	Textron, Inc., EMTN, 6.625%, 4/07/2020, (GBP)	42,505,295

		113,037,755

	Airlines – 1.8%
22,705,000	Air Canada, 7.625%, 10/01/2019, 144A, (CAD)	22,097,726
5,260,000	Air Canada Pass Through Trust, Series 2013-1, Class B, 5.375%, 11/15/2022, 144A	5,075,900
22,300,000	American Airlines Pass Through Trust, Series 2013-1, Class A, 4.000%, 1/15/2027, 144A	20,906,250
8,400,000	American Airlines Pass Through Trust, Series 2013-1, Class B, 5.625%, 1/15/2021, 144A	8,085,000
4,945,000	Continental Airlines Pass Through Certificates, Series 2012-2, Class B, 5.500%, 4/29/2022	4,963,544
32,200,000	Continental Airlines Pass Through Certificates, Series 2012-3, Class C, 6.125%, 4/29/2018	32,763,500
6,096	Continental Airlines Pass Through Trust, Series 1996-1, Class A, 6.940%, 4/15/2015(c)(d)	6,096
917,503	Continental Airlines Pass Through Trust, Series 1997-1, Class A, 7.461%, 10/01/2016	918,604
488,674	Continental Airlines Pass Through Trust, Series 1997-4, Class B, 6.900%, 7/02/2018	505,777
4,362,182	Continental Airlines Pass Through Trust, Series 1999-1, Class B, 6.795%, 2/02/2020	4,531,217
1,609,035	Continental Airlines Pass Through Trust, Series 1999-2, Class B, 7.566%, 9/15/2021	1,691,095
2,371,765	Continental Airlines Pass Through Trust, Series 2000-1, Class A-1, 8.048%, 5/01/2022	2,691,954

See accompanying notes to financial statements.

|  10

Portfolio of Investments – as of September 30, 2013

Loomis Sayles Bond Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Airlines – continued
$2,293,526	Continental Airlines Pass Through Trust, Series 2000-2, Class A-1, 7.707%, 10/02/2022	$2,574,483
2,059,170	Continental Airlines Pass Through Trust, Series 2000-2, Class B, 8.307%, 10/02/2019	2,123,519
2,716,823	Continental Airlines Pass Through Trust, Series 2001-1, Class A-1, 6.703%, 12/15/2022	2,907,000
1,482,263	Continental Airlines Pass Through Trust, Series 2001-1, Class B, 7.373%, 6/15/2017	1,574,904
15,528,134	Continental Airlines Pass Through Trust, Series 2007-1, Class A, 5.983%, 10/19/2023	16,615,104
24,960,214	Continental Airlines Pass Through Trust, Series 2007-1, Class B, 6.903%, 10/19/2023	25,551,771
20,421,122	Continental Airlines Pass Through Trust, Series 2009-1, 9.000%, 1/08/2018	23,331,132
25,221,484	Continental Airlines Pass Through Trust, Series 2009-2, Class A, 7.250%, 5/10/2021	28,500,277
5,915,000	Continental Airlines Pass Through Trust, Series 2012-1, Class B, 6.250%, 10/11/2021	6,107,237
2,481,101	Delta Air Lines Pass Through Trust, Series 2007-1, Class A, 6.821%, 2/10/2024	2,760,225
3,517,423	Delta Air Lines Pass Through Trust, Series 2007-1, Class B, 8.021%, 2/10/2024	3,816,404
24,396,962	Delta Air Lines Pass Through Trust, Series 2007-1, Class C, 8.954%, 8/10/2014	24,762,916
2,832,359	Northwest Airlines, Inc., Series 2002-1, Class G2, (MBIA insured), 6.264%, 5/20/2023	2,921,295
18,231,462	Northwest Airlines, Inc., Series 2007-1, Class B, 8.028%, 5/01/2019	18,833,100
22,660,744	UAL Pass Through Trust, Series 2007-1, Class A, 6.636%, 1/02/2024	23,567,174
1,137,305	UAL Pass Through Trust, Series 2009-1, 10.400%, 5/01/2018	1,274,464
21,126,246	US Airways Pass Through Trust, Series 2010-1B, Class B, 8.500%, 10/22/2018	22,182,559
17,397,282	US Airways Pass Through Trust, Series 2011-1A, Class A, 7.125%, 4/22/2025	19,093,517
20,867,336	US Airways Pass Through Trust, Series 2012-1A, Class A, 5.900%, 4/01/2026	21,806,366
10,795,212	US Airways Pass Through Trust, Series 2012-1B, Class B, 8.000%, 4/01/2021	11,766,781
8,513,537	US Airways Pass Through Trust, Series 2012-1C, Class C, 9.125%, 10/01/2015	8,768,943
7,450,000	US Airways Pass Through Trust, Series 2012-2A, Class A, 4.625%, 12/03/2026	7,189,250

		382,265,084

See accompanying notes to financial statements.

11  |

Portfolio of Investments – as of September 30, 2013

Loomis Sayles Bond Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Automotive – 1.2%
$615,000	Chrysler Group LLC/CG Co-Issuer, Inc., 8.250%, 6/15/2021	$688,800
3,172,000	Cummins, Inc., 6.750%, 2/15/2027	3,695,605
9,392,000	Ford Motor Co., 6.375%, 2/01/2029	10,243,056
2,611,000	Ford Motor Co., 6.500%, 8/01/2018	3,008,653
1,560,000	Ford Motor Co., 6.625%, 2/15/2028	1,686,185
64,950,000	Ford Motor Co., 6.625%, 10/01/2028	73,291,269
2,720,000	Ford Motor Co., 7.125%, 11/15/2025	3,168,161
46,387,000	Ford Motor Co., 7.400%, 11/01/2046	55,507,519
69,015,000	Ford Motor Co., 7.450%, 7/16/2031	84,225,423
1,580,000	Ford Motor Co., 7.500%, 8/01/2026	1,905,809
8,755,000	Goodyear Tire & Rubber Co. (The), 7.000%, 5/15/2022	9,105,200
6,041,000	Goodyear Tire & Rubber Co. (The), 7.000%, 3/15/2028	5,980,590
3,700,000	TRW Automotive, Inc., 7.250%, 3/15/2017, 144A	4,236,500
6,400,000	TRW Automotive, Inc., 8.875%, 12/01/2017, 144A	6,744,064

		263,486,834

	Banking – 11.5%
6,000,000	ABN Amro Bank NV, (fixed rate to 3/10/2016, variable rate thereafter), 4.310%, (EUR)(l)	7,759,138
100,540,000	AgriBank FCB, 9.125%, 7/15/2019, 144A	130,584,268
50,810,000	Ally Financial, Inc., 7.500%, 9/15/2020	57,097,737
44,981,000	Ally Financial, Inc., 8.000%, 12/31/2018	50,603,625
40,627,000	Ally Financial, Inc., 8.000%, 11/01/2031	45,705,375
62,225,000	Ally Financial, Inc., 8.300%, 2/12/2015	67,047,437
33,073,000	Associates Corp. of North America, 6.950%, 11/01/2018	39,286,061
99,300,000	Banco Santander Brasil S.A./Cayman Islands, 8.000%, 3/18/2016, 144A, (BRL)	41,444,073
1,400,000	Bank of America Corp., 5.490%, 3/15/2019	1,527,714
1,065,000	Bank of America Corp., 5.650%, 5/01/2018	1,201,878
7,290,000	Bank of America Corp., 6.000%, 9/01/2017	8,255,349
33,133,000	Bank of America Corp., Series L, MTN, 7.625%, 6/01/2019	40,629,772
1,670,000	Barclays Bank PLC, (fixed rate to 12/15/2017, variable rate thereafter), 6.000%, (GBP)(l)	2,426,449
87,880,000,000	Barclays Bank PLC, EMTN, 3.680%, 8/20/2015, (KRW)	83,958,549
16,060,000	Barclays Bank PLC, EMTN, (fixed rate to 3/15/2020, variable rate thereafter), 4.750%, (EUR)(l)	17,164,155
27,100,000	BNP Paribas S.A., (fixed rate to 10/23/2017, variable rate thereafter), 7.436%, (GBP)(l)	44,201,259
30,900,000	BNP Paribas S.A., (fixed rate to 4/12/2016, variable rate thereafter), 4.730%, (EUR)(l)	42,325,618
23,400,000	BNP Paribas S.A., (fixed rate to 4/13/2017, variable rate thereafter), 5.019%, (EUR)(l)	32,171,122
35,950,000	BNP Paribas S.A., (fixed rate to 4/19/2016, variable rate thereafter), 5.945%, (GBP)(l)	57,041,321

See accompanying notes to financial statements.

|  12

Portfolio of Investments – as of September 30, 2013

Loomis Sayles Bond Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Banking – continued
$22,200,000	BNP Paribas S.A., (fixed rate to 6/25/2037, variable rate thereafter), 7.195%, 144A(l)	$22,283,250
31,050,000	BNP Paribas S.A., (fixed rate to 6/29/2015, variable rate thereafter), 5.186%, 144A(l)	31,363,605
13,150,000	BNP Paribas S.A., (fixed rate to 7/13/2016, variable rate thereafter), 5.954%, (GBP)(l)	21,182,105
12,230,000	Citigroup, Inc., 3.375%, 3/01/2023	11,637,677
7,340,000	Citigroup, Inc., 4.500%, 1/14/2022	7,692,555
5,900,000	Citigroup, Inc., 5.365%, 3/06/2036, (CAD)(c)	5,267,012
36,155,000	Citigroup, Inc., 5.875%, 2/22/2033	35,999,461
13,210,000	Citigroup, Inc., 6.000%, 10/31/2033	13,313,976
24,080,000	Citigroup, Inc., 6.125%, 5/15/2018	27,852,012
8,805,000	Citigroup, Inc., 6.125%, 8/25/2036	8,861,731
39,930,000	Citigroup, Inc., 6.250%, 6/29/2017, (NZD)	34,206,380
4,900,000	Citigroup, Inc., EMTN, 1.495%, 11/30/2017, (EUR)(b)	6,436,727
20,760,000	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Utrecht, 3.875%, 2/08/2022	20,785,306
900,000	Goldman Sachs Group, Inc. (The), 6.450%, 5/01/2036	913,702
61,880,000	Goldman Sachs Group, Inc. (The), 6.750%, 10/01/2037	64,580,196
4,065,000	Goldman Sachs Group, Inc. (The), GMTN, 5.375%, 3/15/2020	4,477,618
33,280,000	HBOS PLC, 6.000%, 11/01/2033, 144A	31,319,808
65,355,000	HBOS PLC, GMTN, 6.750%, 5/21/2018, 144A	72,622,084
12,345,000	ICICI Bank Ltd., (fixed rate to 4/30/2017, variable rate thereafter), 6.375%, 4/30/2022, 144A	11,419,125
69,375,000	JPMorgan Chase & Co., 4.250%, 11/02/2018, (NZD)	54,472,945
327,370,000,000	JPMorgan Chase & Co., EMTN, 7.070%, 3/22/2014, (IDR)	27,037,709
266,000,000,000	JPMorgan Chase Bank NA, 7.700%, 6/01/2016, 144A, (IDR)	22,088,566
83,493,000	Lloyds Bank PLC, MTN, 6.500%, 9/14/2020, 144A	92,168,674
34,800,000	Lloyds Banking Group PLC, (fixed rate to 10/01/2015, variable rate thereafter), 5.920%, 144A(l)	31,320,000
4,745,000	Lloyds Banking Group PLC, (fixed rate to 5/21/2037, variable rate thereafter), 6.657%, 144A(l)	4,389,125
4,825,000	Merrill Lynch & Co., Inc., 5.700%, 5/02/2017	5,326,231
9,600,000	Merrill Lynch & Co., Inc., 6.050%, 5/16/2016	10,573,219
36,435,000	Merrill Lynch & Co., Inc., 6.110%, 1/29/2037	37,525,536
1,600,000	Merrill Lynch & Co., Inc., EMTN, 0.774%, 9/14/2018, (EUR)(b)	1,986,078
4,887,000	Merrill Lynch & Co., Inc., EMTN, 4.625%, 9/14/2018, (EUR)	7,074,177
1,970,000	Merrill Lynch & Co., Inc., Series C, GMTN, 6.400%, 8/28/2017	2,265,382
3,600,000	Merrill Lynch & Co., Inc., Series C, MTN, 6.050%, 6/01/2034	3,764,077
151,955,000	Morgan Stanley, 2.125%, 4/25/2018	148,102,637
6,270,000	Morgan Stanley, 3.800%, 4/29/2016	6,599,332
53,595,000	Morgan Stanley, 4.750%, 11/16/2018, (AUD)	49,750,393
82,135,000	Morgan Stanley, 4.875%, 11/01/2022	82,178,203
152,340,000	Morgan Stanley, 7.600%, 8/08/2017, (NZD)	134,220,586

See accompanying notes to financial statements.

13  |

Portfolio of Investments – as of September 30, 2013

Loomis Sayles Bond Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Banking – continued
149,700,000	Morgan Stanley, 8.000%, 5/09/2017, (AUD)	$154,369,789
1,400,000	Morgan Stanley, EMTN, 5.750%, 2/14/2017, (GBP)	2,508,225
117,500,000	Morgan Stanley, GMTN, 7.625%, 3/03/2016, (AUD)	117,546,916
42,165,000	Morgan Stanley, MTN, 4.100%, 5/22/2023	39,328,054
15,000,000	Morgan Stanley, MTN, 6.250%, 8/09/2026	16,780,065
19,400,000	Morgan Stanley, MTN, 7.250%, 5/26/2015, (AUD)	19,087,153
9,600,000	Morgan Stanley, Series F, GMTN, 5.625%, 9/23/2019	10,712,870
11,700,000	Morgan Stanley, Series F, GMTN, 6.625%, 4/01/2018	13,583,197
18,000,000	Morgan Stanley, Series F, MTN, 0.716%, 10/18/2016(b)	17,705,196
7,795,000	Morgan Stanley, Series F, MTN, 5.950%, 12/28/2017	8,819,091
3,800,000	RBS Capital Trust A, 2.321%, (EUR)(b)(l)	4,266,890
2,819,000	RBS Capital Trust C, (fixed rate to 1/12/2016, variable rate thereafter), 4.243%, (EUR)(l)	3,117,688
11,860,000	RBS Capital Trust I, 2.113%, (b)(l)	10,347,850
6,633,000	RBS Capital Trust II, (fixed rate to 1/03/2034, variable rate thereafter), 6.425%, (l)	6,002,865
3,060,000	RBS Capital Trust III, (fixed rate to 9/30/2014, variable rate thereafter), 5.512%, (l)	2,807,550
1,385,000	Royal Bank of Scotland Group PLC, 5.250%, (EUR)(l)	1,428,695
22,591,000	Royal Bank of Scotland Group PLC, 5.500%, (EUR)(l)	23,847,719
32,250,000	Royal Bank of Scotland Group PLC, 6.125%, 12/15/2022	32,489,295
15,425,000	Royal Bank of Scotland Group PLC, (fixed rate to 9/29/2017, variable rate thereafter), 7.640%, (l)	14,653,750
1,300,000	Royal Bank of Scotland PLC (The), EMTN, 4.350%, 1/23/2017, (EUR)	1,782,888
11,450,000	Royal Bank of Scotland PLC (The), EMTN, 6.934%, 4/09/2018, (EUR)	16,978,213
3,200,000	Royal Bank of Scotland PLC (The), EMTN, (fixed rate to 9/22/2016, variable rate thereafter), 4.625%, 9/22/2021, (EUR)	4,112,665
950,000	Santander Financial Issuances Ltd., 7.250%, 11/01/2015	1,014,473
2,200,000	Santander International Debt SAU, EMTN, 4.000%, 3/27/2017, (EUR)	3,132,466
2,269,000	Santander Issuances SAU, 5.911%, 6/20/2016, 144A	2,392,826
1,800,000	Santander Issuances SAU, (fixed rate to 8/11/2014, variable rate thereafter), 6.500%, 8/11/2019, 144A	1,827,643
3,070,000	SG Capital Trust III, (fixed rate to 11/10/2013, variable rate thereafter), 5.419%, (EUR)(l)	4,165,711
6,000,000	Societe Generale S.A., (fixed rate to 12/19/2017, variable rate thereafter), 6.999%, (EUR)(l)	8,623,610
2,800,000	Societe Generale S.A., MTN, 5.200%, 4/15/2021, 144A	3,045,641

		2,469,967,094

	Brokerage – 0.9%
19,787,000	Jefferies Group LLC, 5.125%, 4/13/2018	21,236,239
51,270,000	Jefferies Group LLC, 5.125%, 1/20/2023	51,672,623

See accompanying notes to financial statements.

|  14

Portfolio of Investments – as of September 30, 2013

Loomis Sayles Bond Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Brokerage – continued
$29,470,000	Jefferies Group LLC, 6.250%, 1/15/2036	$28,279,206
22,428,000	Jefferies Group LLC, 6.450%, 6/08/2027	22,876,560
58,180,000	Jefferies Group LLC, 6.875%, 4/15/2021	64,531,511

		188,596,139

	Building Materials – 1.0%
4,805,000	Masco Corp., 4.800%, 6/15/2015	5,021,225
3,285,000	Masco Corp., 5.850%, 3/15/2017	3,556,013
19,873,000	Masco Corp., 6.125%, 10/03/2016	21,984,506
15,272,000	Masco Corp., 6.500%, 8/15/2032	15,157,460
23,972,000	Masco Corp., 7.125%, 3/15/2020	27,028,430
9,733,000	Masco Corp., 7.750%, 8/01/2029	10,750,167
9,900,000	Odebrecht Finance Ltd., 8.250%, 4/25/2018, 144A, (BRL)	3,706,414
3,725,000	Owens Corning, Inc., 6.500%, 12/01/2016	4,157,700
51,180,000	Owens Corning, Inc., 7.000%, 12/01/2036	56,136,271
35,870,000	USG Corp., 6.300%, 11/15/2016	37,932,525
17,605,000	USG Corp., 9.750%, 1/15/2018	20,377,787

		205,808,498

	Chemicals – 0.3%
23,289,000	Hercules, Inc., 6.500%, 6/30/2029	20,727,210
2,915,000	Hexion US Finance Corp./Hexion Nova Scotia Finance ULC, 8.875%, 2/01/2018	3,017,025
2,610,000	Hexion US Finance Corp./Hexion Nova Scotia Finance ULC, 9.000%, 11/15/2020	2,551,275
6,795,000	Methanex Corp., 5.250%, 3/01/2022	7,048,433
31,054,000	Momentive Specialty Chemicals, Inc., 7.875%, 2/15/2023(c)	25,464,280
3,386,000	Momentive Specialty Chemicals, Inc., 8.375%, 4/15/2016(c)	3,047,400
11,305,000	Momentive Specialty Chemicals, Inc., 9.200%, 3/15/2021(c)	9,609,250

		71,464,873

	Commercial Mortgage-Backed Securities – 0.1%
11,090,000	GS Mortgage Securities Corp. II, Series 2007-GG10, Class AM, 5.993%, 8/10/2045(b)	10,841,129

	Construction Machinery – 0.2%
1,975,000	Joy Global, Inc., 6.625%, 11/15/2036	2,101,937
27,030,000	Toro Co., 6.625%, 5/01/2037(c)	26,720,317
5,825,000	United Rentals North America, Inc., 7.625%, 4/15/2022	6,334,688

		35,156,942

	Consumer Cyclical Services – 0.1%
5,525,000	ServiceMaster Co. (The), 7.000%, 8/15/2020	5,221,125
1,000,000	ServiceMaster Co. (The), 7.100%, 3/01/2018	962,500
8,164,000	ServiceMaster Co. (The), 7.450%, 8/15/2027	6,531,200

		12,714,825

See accompanying notes to financial statements.

15  |

Portfolio of Investments – as of September 30, 2013

Loomis Sayles Bond Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Consumer Products – 0.0%
$2,043,000	Visant Corp., 10.000%, 10/01/2017	$1,899,990

	Electric – 1.9%
3,075,000	AES Corp., 4.875%, 5/15/2023	2,875,125
1,092,815	AES Red Oak LLC, Series A, 8.540%, 11/30/2019	1,152,920
65,689,810	Alta Wind Holdings LLC, 7.000%, 6/30/2035, 144A	69,691,371
83,612,339	Bruce Mansfield Unit, 6.850%, 6/01/2034	88,522,056
3,524,051	CE Generation LLC, 7.416%, 12/15/2018	3,475,595
6,855,000	Edison Mission Energy, 7.625%, 5/15/2027(e)	4,541,438
65,185,000	EDP Finance BV, 4.900%, 10/01/2019, 144A	64,370,187
22,441,000	EDP Finance BV, 6.000%, 2/02/2018, 144A	23,226,435
2,750,000	EDP Finance BV, EMTN, 4.750%, 9/26/2016, (EUR)	3,813,570
250,000	EDP Finance BV, EMTN, 5.875%, 2/01/2016, (EUR)	355,969
3,700,000	EDP Finance BV, EMTN, 8.625%, 1/04/2024, (GBP)	6,756,645
8,663,000	Endesa S.A./Cayman Islands, 7.875%, 2/01/2027	10,299,267
11,600,000	Enel Finance International NV, 6.000%, 10/07/2039, 144A	10,563,076
800,000	Enel Finance International NV, 6.800%, 9/15/2037, 144A	798,032
2,250,000	Enel Finance International NV, EMTN, 5.750%, 9/14/2040, (GBP)	3,219,062
157,500,548	Energy Future Intermediate Holding Co. LLC/EFIH Finance, Inc., 11.250% (12.250% PIK), 12/01/2018, 144A(f)	103,950,362
7,425,000	Energy Future Intermediate Holding Co. LLC/EFIH Finance, Inc., 10.000%, 12/01/2020, 144A	7,796,250
1,175,000	Iberdrola Finance Ireland Ltd., 3.800%, 9/11/2014, 144A	1,203,010
4,143,000	PPL Energy Supply LLC, 4.600%, 12/15/2021	4,087,869
153,038	Salton Sea Funding Corp., Series F, 7.475%, 11/30/2018	158,609

		410,856,848

	Financial Other – 0.6%
71,260,000	Aviation Capital Group Corp., 6.750%, 4/06/2021, 144A	75,219,419
38,476,000	National Life Insurance Co., 10.500%, 9/15/2039, 144A	54,051,585

		129,271,004

	Food & Beverage – 0.2%
36,595,000	Crestview DS Merger Sub II, Inc., 10.000%, 9/01/2021, 144A	37,692,850
6,400,000	Viterra, Inc., 6.406%, 2/16/2021, 144A, (CAD)	6,779,818

		44,472,668

	Government Guaranteed – 0.4%
92,365,000	Queensland Treasury Corp., 7.125%, 9/18/2017, 144A, (NZD)	84,111,671

	Government Owned – No Guarantee – 0.5%
34,515,000	DP World Ltd., 6.850%, 7/02/2037, 144A	34,687,575
152,980,000,000	Export-Import Bank of Korea, 6.600%, 11/04/2013, 144A, (IDR)	13,065,391
691,350,000,000	Export-Import Bank of Korea, 8.300%, 3/15/2014, 144A, (IDR)	58,284,148

		106,037,114

See accompanying notes to financial statements.

|  16

Portfolio of Investments – as of September 30, 2013

Loomis Sayles Bond Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Healthcare – 2.2%
$15,410,000	Boston Scientific Corp., 6.000%, 1/15/2020	$17,623,801
7,230,000	Boston Scientific Corp., 6.400%, 6/15/2016	8,117,945
4,895,000	HCA Holdings, Inc., 6.250%, 2/15/2021	4,974,544
12,860,000	HCA, Inc., 5.875%, 3/15/2022	13,213,650
162,835,000	HCA, Inc., 5.875%, 5/01/2023	159,985,387
27,204,000	HCA, Inc., 7.050%, 12/01/2027	26,047,830
27,148,000	HCA, Inc., 7.500%, 12/15/2023	27,690,960
26,465,000	HCA, Inc., 7.500%, 11/06/2033	26,266,512
70,501,000	HCA, Inc., 7.690%, 6/15/2025	72,175,399
44,984,000	HCA, Inc., 8.360%, 4/15/2024	48,357,800
21,924,000	HCA, Inc., MTN, 7.580%, 9/15/2025	22,252,860
12,446,000	HCA, Inc., MTN, 7.750%, 7/15/2036	12,197,080
34,198,000	Tenet Healthcare Corp., 6.875%, 11/15/2031	28,982,805

		467,886,573

	Home Construction – 0.5%
2,200,000	Beazer Homes USA, Inc., 7.250%, 2/01/2023	2,112,000
16,729,000	K. Hovnanian Enterprises, Inc., 5.000%, 11/01/2021	14,721,520
19,270,000	K. Hovnanian Enterprises, Inc., 6.250%, 1/15/2016	19,896,275
1,650,000	K. Hovnanian Enterprises, Inc., 7.500%, 5/15/2016	1,736,625
2,835,000	KB Home, 8.000%, 3/15/2020	3,061,800
65,355,000	Pulte Group, Inc., 6.000%, 2/15/2035	56,205,300
17,240,000	Pulte Group, Inc., 6.375%, 5/15/2033	15,386,700

		113,120,220

	Independent Energy – 0.2%
1,940,000	Chesapeake Energy Corp., 6.875%, 11/15/2020	2,095,200
17,935,000	Connacher Oil and Gas Ltd., 8.500%, 8/01/2019, 144A	12,823,525
1,775,000	EQT Corp., 8.125%, 6/01/2019	2,153,560
7,470,000	Halcon Resources Corp., 9.250%, 2/15/2022, 144A	7,768,800
9,825,000	QEP Resources, Inc., 6.875%, 3/01/2021	10,439,062
5,560,000	SandRidge Energy, Inc., 7.500%, 2/15/2023	5,504,400

		40,784,547

	Industrial Other – 0.1%
4,205,000	Permian Holdings, Inc., 10.500%, 1/15/2018, 144A	4,099,875
10,540,000	Worthington Industries, Inc., 6.500%, 4/15/2020	11,340,513

		15,440,388

	Life Insurance – 2.0%
13,017,000	American International Group, Inc., 6.250%, 3/15/2087	12,756,660
99,895,000	American International Group, Inc., (fixed rate to 5/15/2038, variable rate thereafter), 8.175%, 5/15/2068	116,927,098
8,400,000	American International Group, Inc., EMTN, 5.000%, 4/26/2023, (GBP)	14,790,088

See accompanying notes to financial statements.

17  |

Portfolio of Investments – as of September 30, 2013

Loomis Sayles Bond Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Life Insurance – continued
$3,245,000	American International Group, Inc., Series G, MTN, 5.600%, 10/18/2016	$3,625,359
29,065,000	American International Group, Inc., Series G, MTN, 5.850%, 1/16/2018	33,049,143
7,075,000	American International Group, Inc., Series MP, MTN, 5.450%, 5/18/2017	7,908,548
4,145,000	American International Group, Inc., Series MPLE, 4.900%, 6/02/2014, (CAD)	4,103,753
97,930,000	AXA S.A., (fixed rate to 12/14/2036, variable rate thereafter), 6.379%, 144A(l)	94,135,213
1,185,000	AXA S.A., EMTN, (fixed rate to 10/16/2019, variable rate thereafter), 6.772%, (GBP)(l)	1,951,970
13,250,000	AXA S.A., EMTN, (fixed rate to 4/16/2020, variable rate thereafter), 5.250%, 4/16/2040, (EUR)	18,864,624
15,000,000	Forethought Financial Group, Inc., 8.625%, 4/15/2021, 144A	16,622,985
2,030,000	MetLife Capital Trust X, 9.250%, 4/08/2068, 144A	2,578,100
10,175,000	MetLife, Inc., 10.750%, 8/01/2069	14,957,250
57,985,000	Mutual of Omaha Insurance Co., 6.800%, 6/15/2036, 144A	64,679,310
12,950,000	NLV Financial Corp., 7.500%, 8/15/2033, 144A	13,119,878
5,670,000	Penn Mutual Life Insurance Co. (The), 6.650%, 6/15/2034, 144A	6,483,929
10,000,000	Tiers Trust, (Step to 8.125% on 9/15/2017), Zero Coupon, 3/15/2046, 144A(c)(g)	7,625,000

		434,178,908

	Local Authorities – 2.3%
112,585,000	Autonomous Community of Madrid Spain, 4.300%, 9/15/2026, 144A, (EUR)	134,355,221
1,400,000	City of Madrid Spain, 4.550%, 6/16/2036, (EUR)	1,396,856
12,250,000	City of Rome Italy, EMTN, 5.345%, 1/27/2048, (EUR)	14,915,176
142,855,000	New South Wales Treasury Corp., 6.000%, 2/01/2018, (AUD)	146,527,773
95,840,000	New South Wales Treasury Corp., Series 17RG, 5.500%, 3/01/2017, (AUD)	95,939,691
1,507,000	Ontario Hydro, Zero Coupon, 11/27/2020, (CAD)	1,164,240
7,804,215	Province of Alberta, 5.930%, 9/16/2016, (CAD)	8,234,942
1,490,000	Province of Ontario, 5.000%, 3/08/2014, (CAD)	1,470,949
75,000,000	Province of Ontario Canada, GMTN, 6.250%, 6/16/2015, (NZD)	64,872,374
38,490,000	Queensland Treasury Corp., Series 14, 5.750%, 11/21/2014, (AUD)	37,158,125

		506,035,347

	Media Cable – 0.3%
3,315,000	CCO Holdings LLC/CCO Holdings Capital Corp., 5.750%, 1/15/2024	3,132,675
37,585,000	Shaw Communications, Inc., 5.650%, 10/01/2019, (CAD)	40,115,844

See accompanying notes to financial statements.

|  18

Portfolio of Investments – as of September 30, 2013

Loomis Sayles Bond Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Media Cable – continued
$2,165,000	Time Warner Cable, Inc., 4.500%, 9/15/2042	$1,582,966
15,800,000	Videotron Ltd., 5.625%, 6/15/2025, 144A, (CAD)	14,613,677

		59,445,162

	Media Non-Cable – 0.4%
136,000,000	Grupo Televisa SAB, EMTN, 7.250%, 5/14/2043, (MXN)	8,767,410
26,090,000	R.R. Donnelley & Sons Co., 7.000%, 2/15/2022	26,220,450
12,500,000	R.R. Donnelley & Sons Co., 7.875%, 3/15/2021	13,406,250
42,100,000	R.R. Donnelley & Sons Co., 8.250%, 3/15/2019	46,731,000

		95,125,110

	Metals & Mining – 0.9%
8,557,000	Alcoa, Inc., 5.720%, 2/23/2019	8,922,469
4,935,000	Alcoa, Inc., 5.870%, 2/23/2022	4,935,533
8,100,000	Alcoa, Inc., 5.900%, 2/01/2027	7,833,073
2,050,000	Alcoa, Inc., 5.950%, 2/01/2037	1,820,773
6,490,000	Alcoa, Inc., 6.750%, 1/15/2028	6,567,958
35,180,000	ArcelorMittal, 7.250%, 3/01/2041	32,189,700
3,635,000	ArcelorMittal, 7.500%, 10/15/2039	3,444,163
3,950,000	Barrick Gold Corp., 5.800%, 11/15/2034	3,422,339
20,895,000	Barrick North America Finance LLC, 5.750%, 5/01/2043	17,532,702
18,375,000	Essar Steel Algoma, Inc., 9.875%, 6/15/2015, 144A	14,424,375
6,500,000	Rain CII Carbon LLC/CII Carbon Corp., 8.250%, 1/15/2021, 144A	6,532,500
11,965,000	Russel Metals, Inc., 6.000%, 4/19/2022, 144A, (CAD)	11,503,150
9,625,000	United States Steel Corp., 6.650%, 6/01/2037	7,868,438
8,015,000	United States Steel Corp., 6.875%, 4/01/2021	8,075,112
23,520,000	United States Steel Corp., 7.000%, 2/01/2018	24,931,200
37,725,000	United States Steel Corp., 7.500%, 3/15/2022	38,573,812

		198,577,297

	Mortgage Related – 0.0%
101,796	FHLMC, 5.000%, 12/01/2031	110,044

	Non-Captive Consumer – 2.9%
3,100,000	AGFC Capital Trust I, (fixed rate to 1/15/2017, variable rate thereafter), 6.000%, 1/15/2067, 144A	2,573,000
27,345,000	SLM Corp., 5.500%, 1/25/2023	25,036,699
150,125(††)	SLM Corp., 6.000%, 12/15/2043	3,090,573
9,995,000	SLM Corp., MTN, 4.625%, 9/25/2017	10,119,938
8,000,000	SLM Corp., MTN, 7.250%, 1/25/2022	8,140,000
2,030,000	SLM Corp., MTN, 8.000%, 3/25/2020	2,192,400
5,285,000	SLM Corp., Series A, MTN, 0.566%, 1/27/2014(b)	5,258,934
23,623,000	SLM Corp., Series A, MTN, 5.000%, 6/15/2018	23,252,686
49,494,000	SLM Corp., Series A, MTN, 5.625%, 8/01/2033	38,605,320

See accompanying notes to financial statements.

19  |

Portfolio of Investments – as of September 30, 2013

Loomis Sayles Bond Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Non-Captive Consumer – continued
$120,371,000	SLM Corp., Series A, MTN, 8.450%, 6/15/2018	$135,718,302
194,610,000	Springleaf Finance Corp., 7.750%, 10/01/2021, 144A	201,907,875
77,845,000	Springleaf Finance Corp., 8.250%, 10/01/2023, 144A	80,958,800
4,690,000	Springleaf Finance Corp., MTN, 5.750%, 9/15/2016	4,842,425
935,000	Springleaf Finance Corp., Series J, MTN, 6.500%, 9/15/2017	963,050
78,860,000	Springleaf Finance Corp., Series J, MTN, 6.900%, 12/15/2017	82,408,700

		625,068,702

	Non-Captive Diversified – 3.3%
4,145,000	Aircastle Ltd., 7.625%, 4/15/2020	4,580,225
64,245,000	General Electric Capital Corp., GMTN, 4.250%, 1/17/2018, (NZD)	52,057,018
89,985,000	General Electric Capital Corp., Series A, EMTN, 6.750%, 9/26/2016, (NZD)	78,751,944
45,800,000	General Electric Capital Corp., Series A, GMTN, 5.500%, 2/01/2017, (NZD)	38,850,276
84,065,000	General Electric Capital Corp., Series A, GMTN, 7.625%, 12/10/2014, (NZD)	72,913,037
22,590,000	General Electric Capital Corp., Series A, MTN, 0.568%, 5/13/2024(b)	21,107,373
266,643,000	General Electric Capital Corp., Series A, MTN, 6.500%, 9/28/2015, (NZD)	231,123,849
455,000	International Lease Finance Corp., 3.875%, 4/15/2018	439,644
14,785,000	International Lease Finance Corp., 5.875%, 4/01/2019	15,392,900
35,950,000	International Lease Finance Corp., 5.875%, 8/15/2022	35,410,750
11,070,000	International Lease Finance Corp., 6.250%, 5/15/2019	11,623,500
17,700,000	International Lease Finance Corp., 8.250%, 12/15/2020	20,178,000
1,727,000	International Lease Finance Corp., Series R, MTN, 5.650%, 6/01/2014	1,765,857
6,070,000	iStar Financial, Inc., 3.875%, 7/01/2016	6,085,175
18,205,000	iStar Financial, Inc., 4.875%, 7/01/2018	17,658,850
33,955,000	iStar Financial, Inc., 5.850%, 3/15/2017	35,228,312
12,655,000	iStar Financial, Inc., 6.050%, 4/15/2015	13,192,837
29,130,000	iStar Financial, Inc., 7.125%, 2/15/2018	31,241,925
2,190,000	iStar Financial, Inc., Series B, 5.700%, 3/01/2014	2,222,850
29,955,000	Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp., 7.375%, 10/01/2017	31,340,419

		721,164,741

	Oil Field Services – 0.2%
15,693,000	Nabors Industries, Inc., 6.150%, 2/15/2018	17,646,935
23,050,000	Rowan Cos., Inc., 7.875%, 8/01/2019	27,783,848
8,722,000	Sidewinder Drilling, Inc., 9.750%, 11/15/2019, 144A	8,460,340

		53,891,123

See accompanying notes to financial statements.

|  20

Portfolio of Investments – as of September 30, 2013

Loomis Sayles Bond Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Packaging – 0.1%
$10,351,000	Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) S.A., 8.250%, 2/15/2021	$10,428,633
1,100,000	Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) S.A., 9.000%, 4/15/2019	1,155,000

		11,583,633

	Paper – 1.2%
29,283,000	Georgia-Pacific LLC, 7.250%, 6/01/2028	35,734,689
470,000	Georgia-Pacific LLC, 7.700%, 6/15/2015	521,036
88,057,000	Georgia-Pacific LLC, 7.750%, 11/15/2029	111,436,045
12,590,000	Georgia-Pacific LLC, 8.875%, 5/15/2031	17,393,513
9,625,000	International Paper Co., 8.700%, 6/15/2038	13,070,586
8,214,000	Westvaco Corp., 7.950%, 2/15/2031	9,487,121
34,428,000	Westvaco Corp., 8.200%, 1/15/2030	40,433,552
4,127,000	Weyerhaeuser Co., 6.950%, 10/01/2027	4,764,052
14,035,000	Weyerhaeuser Co., 7.375%, 3/15/2032	17,094,167

		249,934,761

	Pharmaceuticals – 0.4%
79,480,000	Valeant Pharmaceuticals International, 6.375%, 10/15/2020, 144A	82,659,200

	Pipelines – 1.4%
9,050,000	DCP Midstream LP, 6.450%, 11/03/2036, 144A	9,413,819
1,000,000	El Paso Corp., GMTN, 7.800%, 8/01/2031	1,017,043
7,325,000	Energy Transfer Partners LP, 6.125%, 2/15/2017	8,286,025
7,500,000	Florida Gas Transmission Co., 7.900%, 5/15/2019, 144A	9,346,860
31,400,000	IFM US Colonial Pipeline 2 LLC, 6.450%, 5/01/2021, 144A	32,994,021
50,726,544	Maritimes & Northeast Pipeline LLC, 7.500%, 5/31/2014, 144A(c)	52,482,798
99,025,000	NGPL PipeCo LLC, 7.119%, 12/15/2017, 144A	87,389,563
1,585,000	NGPL PipeCo LLC, 7.768%, 12/15/2037, 144A	1,291,775
57,010,000	NiSource Finance Corp., 6.400%, 3/15/2018	65,980,296
1,235,000	NiSource Finance Corp., 6.800%, 1/15/2019	1,455,402
26,020,000	Plains All American Pipeline LP, 6.125%, 1/15/2017	29,561,218
11,565,000	Rockies Express Pipeline LLC, 6.875%, 4/15/2040, 144A	8,615,231
5,572,000	Transportadora de Gas del Sur S.A., 7.875%, 5/14/2017, 144A	5,042,660

		312,876,711

	Property & Casualty Insurance – 0.4%
22,060,000	Hanover Insurance Group, Inc. (The), 6.375%, 6/15/2021	24,172,775
4,090,000	Hanover Insurance Group, Inc. (The), 7.500%, 3/01/2020	4,628,620
16,825,000	Liberty Mutual Group, Inc., 6.500%, 3/15/2035, 144A	18,103,885
2,000,000	Liberty Mutual Group, Inc., (fixed rate to 3/15/2017, variable rate thereafter), 7.000%, 3/07/2067, 144A	2,030,000
13,975,000	MBIA Insurance Corp., 11.528%, 1/15/2033, 144A(b)(h)	9,363,250
12,080,000	White Mountains Re Group Ltd., 6.375%, 3/20/2017, 144A	13,207,789

See accompanying notes to financial statements.

21  |

Portfolio of Investments – as of September 30, 2013

Loomis Sayles Bond Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Property & Casualty Insurance – continued
$6,575,000	XL Group PLC, 6.250%, 5/15/2027	$7,395,054
2,110,000	XL Group PLC, 6.375%, 11/15/2024	2,419,636

		81,321,009

	Railroads – 0.6%
128,700,000	Hellenic Railways Organization S.A., EMTN, 0.560%, 5/24/2016, (EUR)(b)(c)	130,583,890
7,944,000	Missouri Pacific Railroad Co., 5.000%, 1/01/2045(c)	6,593,520
63,300	Missouri Pacific Railroad Co., Series A, 4.750%, 1/01/2020(c)	58,869

		137,236,279

	Real Estate Operations/Development – 0.0%
7,750,000	First Industrial LP, 5.950%, 5/15/2017	8,229,764

	REITs – Regional Malls – 0.0%
2,000	Simon Property Group LP, 5.750%, 12/01/2015	2,188

	Retailers – 0.6%
4,680,000	Dillard’s, Inc., 7.000%, 12/01/2028	4,726,800
1,740,000	Dillard’s, Inc., 7.130%, 8/01/2018	1,953,150
7,182,000	Dillard’s, Inc., 7.750%, 7/15/2026	7,792,470
1,000,000	Dillard’s, Inc., 7.750%, 5/15/2027	1,070,000
14,269,000	Foot Locker, Inc., 8.500%, 1/15/2022(d)	15,667,254
3,420,000	J.C. Penney Corp., Inc., 5.750%, 2/15/2018	2,684,700
39,478,000	J.C. Penney Corp., Inc., 6.375%, 10/15/2036	27,535,905
3,920,000	J.C. Penney Corp., Inc., 7.625%, 3/01/2097	2,626,400
14,133,000	Macy’s Retail Holdings, Inc., 6.790%, 7/15/2027	15,924,994
698,000	Macy’s Retail Holdings, Inc., 7.875%, 7/15/2015	780,013
9,245,000	Marks & Spencer PLC, 7.125%, 12/01/2037, 144A	9,425,444
39,965,000	Toys R Us, Inc., 7.375%, 10/15/2018	34,469,812

		124,656,942

	Sovereigns – 1.6%
10,000,000,000	Indonesia Government International Bond, 9.500%, 7/15/2023, (IDR)	906,647
25,000,000,000	Indonesia Treasury Bond, 10.250%, 7/15/2027, (IDR)	2,396,010
88,974,000,000	Indonesia Treasury Bond, Series FR43, 10.250%, 7/15/2022, (IDR)	8,420,529
498,832,000,000	Indonesia Treasury Bond, Series FR44, 10.000%, 9/15/2024, (IDR)	46,697,438
317,658,000,000	Indonesia Treasury Bond, Series FR52, 10.500%, 8/15/2030, (IDR)	30,919,809
253,010,000	Republic of Brazil, 8.500%, 1/05/2024, (BRL)	103,142,415
97,345,000	Republic of Brazil, 10.250%, 1/10/2028, (BRL)	43,812,497
10,025,000	Republic of Brazil, 12.500%, 1/05/2016, (BRL)	4,862,553
8,742,110,000	Republic of Iceland, 6.000%, 10/13/2016, (ISK)	50,768,217

See accompanying notes to financial statements.

|  22

Portfolio of Investments – as of September 30, 2013

Loomis Sayles Bond Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Sovereigns – continued
2,331,740,000	Republic of Iceland, 7.250%, 10/26/2022, (ISK)	$13,749,450
5,523,835,000	Republic of Iceland, 8.750%, 2/26/2019, (ISK)	35,028,520

		340,704,085

	Supermarkets – 0.7%
2,590,000	American Stores Co., 7.900%, 5/01/2017	2,874,900
13,145,000	American Stores Co., Series B, MTN, 7.100%, 3/20/2028	15,708,275
103,430,000	New Albertson’s, Inc., 7.450%, 8/01/2029	83,002,575
23,020,000	New Albertson’s, Inc., 7.750%, 6/15/2026	18,761,300
18,220,000	New Albertson’s, Inc., 8.000%, 5/01/2031	14,985,950
6,350,000	New Albertson’s, Inc., 8.700%, 5/01/2030	5,405,438
20,303,000	New Albertson’s, Inc., Series C, MTN, 6.625%, 6/01/2028	14,618,160
3,585,000	SUPERVALU, Inc., 6.750%, 6/01/2021, 144A	3,405,750

		158,762,348

	Supranational – 1.9%
11,505,000	European Bank for Reconstruction & Development, 6.250%, 2/05/2016, (BRL)	4,827,708
348,600,000,000	European Bank for Reconstruction & Development, 7.200%, 6/08/2016, (IDR)	29,338,995
8,660,000	European Bank for Reconstruction & Development, EMTN, 9.000%, 4/28/2014, (BRL)	3,903,115
18,525,000	European Investment Bank, MTN, 6.000%, 8/06/2020, (AUD)	18,528,612
71,230,000	European Investment Bank, MTN, 6.250%, 4/15/2015, (AUD)	69,860,854
185,840,000	Inter-American Development Bank, EMTN, 6.000%, 12/15/2017, (NZD)	162,805,349
40,000,000	Inter-American Development Bank, MTN, 6.500%, 8/20/2019, (AUD)	41,975,062
40,000,000	International Bank for Reconstruction & Development, 1.430%, 3/05/2014, (SGD)	31,955,139
109,670,000	International Finance Corp., GMTN, 5.000%, 12/21/2015, (BRL)	45,445,530

		408,640,364

	Technology – 1.4%
136,514,000	Alcatel-Lucent USA, Inc., 6.450%, 3/15/2029	115,354,330
5,166,000	Alcatel-Lucent USA, Inc., 6.500%, 1/15/2028	4,313,610
36,000,000	Alcatel-Lucent USA, Inc., 8.875%, 1/01/2020, 144A	37,980,000
57,898,000	Amkor Technology, Inc., 6.375%, 10/01/2022	55,292,590
2,630,000	Arrow Electronics, Inc., 6.875%, 6/01/2018	3,003,720
5,645,000	Corning, Inc., 7.250%, 8/15/2036	6,769,162
15,578,000	Equifax, Inc., 7.000%, 7/01/2037	17,724,275
20,000,000	First Data Corp., 10.625%, 6/15/2021, 144A	20,300,000
13,360,000	First Data Corp., 11.250%, 1/15/2021, 144A	13,961,200
2,080,000	Freescale Semiconductor, Inc., 10.125%, 12/15/2016	2,132,000
929,000	Motorola Solutions, Inc., 6.000%, 11/15/2017	1,059,840

See accompanying notes to financial statements.

23  |

Portfolio of Investments – as of September 30, 2013

Loomis Sayles Bond Fund – continued

Principal Amount (‡)		Description	Value (†)

Bonds and Notes – continued

		Technology – continued
$4,385,000		Motorola Solutions, Inc., 6.625%, 11/15/2037	$4,460,593
3,795,000		Samsung Electronics Co. Ltd., 7.700%, 10/01/2027, 144A	4,599,377
7,000,000		SunGard Data Systems, Inc., 6.625%, 11/01/2019	7,140,000
40,000		Xerox Corp., 6.350%, 5/15/2018	45,941
615,000		Xerox Corp., MTN, 7.200%, 4/01/2016	696,882

			294,833,520

		Transportation Services – 0.4%
20,994,000		APL Ltd., 8.000%, 1/15/2024(c)	19,633,589
13,854,500		Atlas Air Pass Through Trust, Series 1998-1, Class B, 7.680%, 7/02/2015(d)	14,096,954
6,552,024		Atlas Air Pass Through Trust, Series 1998-1, Class C, 8.010%, 7/02/2011(d)(h)(i)	8,583,152
7,439,749		Atlas Air Pass Through Trust, Series 1999-1, Class A-1, 7.200%, 7/02/2020(d)	7,625,743
6,630,759		Atlas Air Pass Through Trust, Series 1999-1, Class B, 7.630%, 7/02/2016(d)	6,672,533
15,689,997		Atlas Air Pass Through Trust, Series 1999-1, Class C, 8.770%, 7/02/2012(d)(h)(i)	20,553,896
4,086,288		Atlas Air Pass Through Trust, Series 2000-1, Class B, 9.057%, 7/02/2017(d)	4,331,465
201,720		Atlas Air Pass Through Trust, Series 2000-1, Class C, 9.702%, 7/02/2011(d)(h)(i)	278,373
2,675,000		Erac USA Finance Co., 7.000%, 10/15/2037, 144A	3,169,546

			84,945,251

		Treasuries – 18.9%
414,485,000		Canadian Government, 1.000%, 8/01/2016, (CAD)	397,902,381
499,325,000		Canadian Government, 2.250%, 8/01/2014, (CAD)	489,537,736
597,515,000		Canadian Government, 2.500%, 6/01/2015, (CAD)	593,025,154
157,595,000		Canadian Government, 2.750%, 9/01/2016, (CAD)	158,776,140
201,175,000		Canadian Government, 3.000%, 12/01/2015, (CAD)	202,655,420
222,760,000		Canadian Government, 4.250%, 6/01/2018, (CAD)	239,751,654
1,050,000		Italy Buoni Poliennali Del Tesoro, 5.000%, 8/01/2034, (EUR)	1,419,510
1,050,000		Italy Buoni Poliennali Del Tesoro, 5.250%, 11/01/2029, (EUR)	1,473,932
1,045,000		Italy Buoni Poliennali Del Tesoro, 5.750%, 2/01/2033, (EUR)	1,542,070
31,895,700	(†††)	Mexican Fixed Rate Bonds, Series M-20, 8.000%, 12/07/2023, (MXN)	278,549,526
36,200,000		New Zealand Government Bond, 6.000%, 12/15/2017, (NZD)	32,480,214
1,316,210,000		Norwegian Government Bond, 4.250%, 5/19/2017, (NOK)	236,308,205
2,107,745,000		Norwegian Government Bond, 5.000%, 5/15/2015, (NOK)	369,019,855
34,565,000		Portugal Obrigacoes do Tesouro OT, 3.850%, 4/15/2021, 144A, (EUR)	38,964,862
2,030,000		Portugal Obrigacoes do Tesouro OT, 4.100%, 4/15/2037, 144A, (EUR)	1,877,746

See accompanying notes to financial statements.

|  24

Portfolio of Investments – as of September 30, 2013

Loomis Sayles Bond Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Treasuries – continued
9,000,000	Portugal Obrigacoes do Tesouro OT, 4.800%, 6/15/2020, 144A, (EUR)	$10,939,630
59,185,000	Portugal Obrigacoes do Tesouro OT, 4.950%, 10/25/2023, 144A, (EUR)	69,499,418
15,000,000	Singapore Government Bond, 1.375%, 10/01/2014, (SGD)	12,081,328
384,695,000	U.S. Treasury Bond, 2.750%, 11/15/2042	318,395,125
430,980,000	U.S. Treasury Bond, 2.875%, 5/15/2043	365,794,275
258,500,000	U.S. Treasury Note, 0.125%, 12/31/2014	258,368,682

		4,078,362,863

	Wireless – 0.6%
281,500,000	America Movil SAB de CV, 6.450%, 12/05/2022, (MXN)	20,132,664
5,080,000	NII Capital Corp., 10.000%, 8/15/2016	4,876,800
41,804,000	Sprint Capital Corp., 6.875%, 11/15/2028	37,310,070
38,286,000	Sprint Capital Corp., 6.900%, 5/01/2019	39,338,865
8,390,000	Sprint Capital Corp., 8.750%, 3/15/2032	8,526,338
11,346,000	Sprint Corp., 7.250%, 9/15/2021, 144A	11,459,460

		121,644,197

	Wirelines – 3.9%
4,197,000	Axtel SAB de CV, (Step to 8.000% on 1/31/2014), 7.000%, 1/31/2020, 144A(g)	3,924,195
5,790,000	Bell Canada, MTN, 6.550%, 5/01/2029, 144A, (CAD)	6,558,009
3,695,000	Bell Canada, MTN, 7.300%, 2/23/2032, (CAD)	4,457,460
31,176,000	Bell Canada, Series M-17, 6.100%, 3/16/2035, (CAD)	33,638,482
107,425,000	CenturyLink, Inc., 6.450%, 6/15/2021	106,887,875
11,005,000	CenturyLink, Inc., Series G, 6.875%, 1/15/2028	10,014,550
6,315,000	CenturyLink, Inc., Series P, 7.600%, 9/15/2039	5,636,138
1,000,000	Cincinnati Bell Telephone Co. LLC, 6.300%, 12/01/2028	910,000
27,075,000	Eircom Finance Ltd., 9.250%, 5/15/2020, 144A, (EUR)	36,628,426
8,735,000	Embarq Corp., 7.995%, 6/01/2036	8,892,850
11,505,000	FairPoint Communications, Inc., 8.750%, 8/15/2019, 144A	11,706,338
3,075,000	Frontier Communications Corp., 7.875%, 1/15/2027	2,921,250
730,000	Frontier Communications Corp., 9.000%, 8/15/2031	715,400
1,600,000	Koninklijke (Royal) KPN NV, EMTN, 5.750%, 3/18/2016, (GBP)	2,831,119
2,750,000	Koninklijke (Royal) KPN NV, GMTN, 4.000%, 6/22/2015, (EUR)	3,912,457
38,760,000	Level 3 Financing, Inc., 7.000%, 6/01/2020	39,147,600
10,655,000	Level 3 Financing, Inc., 8.625%, 7/15/2020	11,640,588
3,545,000	Level 3 Financing, Inc., 9.375%, 4/01/2019	3,908,363
950,000	OTE PLC, GMTN, 4.625%, 5/20/2016, (EUR)	1,265,930
24,010,000	Portugal Telecom International Finance BV, EMTN, 4.500%, 6/16/2025, (EUR)	28,649,071
43,231,000	Portugal Telecom International Finance BV, EMTN, 5.000%, 11/04/2019, (EUR)	58,777,503

See accompanying notes to financial statements.

25  |

Portfolio of Investments – as of September 30, 2013

Loomis Sayles Bond Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Wirelines – continued
940,000	Portugal Telecom International Finance BV, EMTN, 5.625%, 2/08/2016, (EUR)	$1,328,905
1,000,000	Portugal Telecom International Finance BV, GMTN, 4.375%, 3/24/2017, (EUR)	1,369,815
30,015,000	Qwest Capital Funding, Inc., 6.500%, 11/15/2018	32,416,200
64,147,000	Qwest Capital Funding, Inc., 6.875%, 7/15/2028	57,090,830
15,925,000	Qwest Capital Funding, Inc., 7.625%, 8/03/2021	16,163,875
40,420,000	Qwest Capital Funding, Inc., 7.750%, 2/15/2031	38,196,900
38,025,000	Qwest Corp., 6.875%, 9/15/2033	36,834,665
1,505,000	Qwest Corp., 7.200%, 11/10/2026	1,505,790
10,620,000	Qwest Corp., 7.250%, 9/15/2025	11,878,024
59,299,000	Telecom Italia Capital S.A., 6.000%, 9/30/2034	48,770,640
32,061,000	Telecom Italia Capital S.A., 6.375%, 11/15/2033	27,537,898
10,500,000	Telecom Italia SpA, EMTN, 5.250%, 3/17/2055, (EUR)	11,117,062
4,300,000	Telecom Italia SpA, EMTN, 5.875%, 5/19/2023, (GBP)	6,447,685
7,950,000	Telefonica Emisiones SAU, 4.570%, 4/27/2023	7,623,867
1,850,000	Telefonica Emisiones SAU, 5.134%, 4/27/2020	1,894,093
2,100,000	Telefonica Emisiones SAU, 5.462%, 2/16/2021	2,150,320
36,465,000	Telefonica Emisiones SAU, 7.045%, 6/20/2036	38,703,842
5,845,000	Telefonica Emisiones SAU, EMTN, 5.375%, 2/02/2026, (GBP)	9,201,615
3,900,000	Telefonica Emisiones SAU, EMTN, 5.445%, 10/08/2029, (GBP)	5,986,215
17,000,000	Telefonica Emisiones SAU, EMTN, 5.597%, 3/12/2020, (GBP)	28,876,797
45,415,000	Telus Corp., 4.950%, 3/15/2017, (CAD)	47,549,842
27,020,000	Telus Corp., Series CG, 5.050%, 12/04/2019, (CAD)	28,683,617
2,905,000	Verizon New England, Inc., 7.875%, 11/15/2029	3,388,993
3,130,000	Verizon Pennsylvania, Inc., 6.000%, 12/01/2028	3,045,606

		850,786,700

	Total Non-Convertible Bonds (Identified Cost $14,404,584,519)	15,233,663,017

Convertible Bonds – 8.3%

	Airlines – 0.0%
6,445,000	United Continental Holdings, Inc., 4.500%, 6/30/2021	6,995,661

	Automotive – 1.7%
182,545,000	Ford Motor Co., 4.250%, 11/15/2016	360,640,466

	Construction Machinery – 0.2%
5,645,000	ArvinMeritor, Inc., (Step to Zero Coupon on 2/15/2019), 4.000%, 2/15/2027(g)	5,158,119
12,335,000	Navistar International Corp., 3.000%, 10/15/2014	12,496,897
24,037,000	Trinity Industries, Inc., 3.875%, 6/01/2036	29,159,885

		46,814,901

See accompanying notes to financial statements.

|  26

Portfolio of Investments – as of September 30, 2013

Loomis Sayles Bond Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Healthcare – 0.5%
$11,991,000	Hologic, Inc., (accretes to principal after 12/15/2013), 2.000%, 12/15/2037(g)	$12,005,989
23,650,000	Hologic, Inc., (accretes to principal after 3/01/2018), 2.000%, 3/01/2042(g)	23,768,250
2,510,000	LifePoint Hospitals, Inc., 3.500%, 5/15/2014	2,641,775
2,144,000	Omnicare, Inc., 3.250%, 12/15/2035	2,278,000
29,850,000	Omnicare, Inc., 3.750%, 12/15/2025	63,412,593

		104,106,607

	Home Construction – 0.4%
47,320,000	Lennar Corp., 3.250%, 11/15/2021, 144A	78,551,200

	Independent Energy – 0.6%
27,750,000	Chesapeake Energy Corp., 2.250%, 12/15/2038	25,321,875
75,524,000	Chesapeake Energy Corp., 2.500%, 5/15/2037	74,202,330
21,431,000	Chesapeake Energy Corp., 2.750%, 11/15/2035	22,127,507

		121,651,712

	Life Insurance – 0.4%
72,915,000	Old Republic International Corp., 3.750%, 3/15/2018	86,176,416

	Metals & Mining – 0.2%
1,255,000	Steel Dynamics, Inc., 5.125%, 6/15/2014	1,369,519
33,215,000	United States Steel Corp., 2.750%, 4/01/2019	36,764,853

		38,134,372

	Non-Captive Diversified – 0.0%
880,000	Jefferies Group LLC, 3.875%, 11/01/2029	922,350

	Packaging – 0.2%
44,380,000	Owens-Brockway Glass Container, Inc., 3.000%, 6/01/2015, 144A	45,905,563

	REITs – Mortgage – 0.1%
16,140,000	iStar Financial, Inc., 3.000%, 11/15/2016	20,124,563

	REITs – Warehouse/Industrials – 0.1%
28,230,000	ProLogis LP, 3.250%, 3/15/2015	31,952,831

	Technology – 3.3%
49,074,000	Ciena Corp., 0.875%, 6/15/2017	49,963,466
14,150,000	Ciena Corp., 3.750%, 10/15/2018, 144A	20,844,719
8,680,000	Ciena Corp., 4.000%, 3/15/2015, 144A	11,788,525
2,469,000	Intel Corp., 2.950%, 12/15/2035	2,672,692
318,925,000	Intel Corp., 3.250%, 8/01/2039	394,869,016
1,605,000	Lam Research Corp., Series B, 1.250%, 5/15/2018	1,931,016
7,497,923	Liberty Media LLC, 3.500%, 1/15/2031	3,861,431
61,640,000	Micron Technology, Inc., Series B, 1.875%, 8/01/2031	115,536,475

See accompanying notes to financial statements.

27  |

Portfolio of Investments – as of September 30, 2013

Loomis Sayles Bond Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Technology – continued
$38,945,000	Micron Technology, Inc., Series C, 2.375%, 5/01/2032	$74,482,312
18,250,000	Micron Technology, Inc., Series D, 3.125%, 5/01/2032	34,606,562

		710,556,214

	Utility Other – 0.0%
1,000,000	CMS Energy Corp., 5.500%, 6/15/2029	1,919,375

	Wirelines – 0.6%
4,785,200	Axtel SAB de CV, (Step to 8.000% on 1/31/2014), 7.000%, 1/31/2020, 144A, (MXN)(c)(d)(g)(j)	547,121
64,473,000	Level 3 Communications, Inc., 7.000%, 3/15/2015, 144A(c)	78,254,104
48,975,000	Level 3 Communications, Inc., Series B, 7.000%, 3/15/2015(c)	59,443,406
1,350,000	Portugal Telecom International Finance BV, Series PTC, 4.125%, 8/28/2014, (EUR)	1,853,743

		140,098,374

	Total Convertible Bonds (Identified Cost $1,272,692,218)	1,794,550,605

Municipals – 1.2%

	District of Columbia – 0.0%
5,610,000	Metropolitan Washington DC Airports Authority, Series D, 8.000%, 10/01/2047	6,204,772

	Illinois – 0.5%
2,440,000	Chicago O’Hare International Airport, Series A, (AGMC insured), 4.500%, 1/01/2038	2,256,610
69,245,000	State of Illinois, 5.100%, 6/01/2033	61,394,694
38,330,000	State of Illinois, Series B, 5.520%, 4/01/2038	31,845,331

		95,496,635

	Michigan – 0.1%
20,410,000	Michigan Tobacco Settlement Finance Authority Taxable Turbo, Series A, 7.309%, 6/01/2034	16,085,937

	Ohio – 0.0%
8,200,000	Buckeye Tobacco Settlement Financing Authority, Series A-2, 5.875%, 6/01/2047	6,131,550

	Virginia – 0.6%
174,035,000	Virginia Tobacco Settlement Financing Corp., Series A-1, 6.706%, 6/01/2046	120,491,392

	Total Municipals (Identified Cost $300,733,510)	244,410,286

	Total Bonds and Notes (Identified Cost $15,978,010,247)	17,272,623,908

See accompanying notes to financial statements.

|  28

Portfolio of Investments – as of September 30, 2013

Loomis Sayles Bond Fund – continued

Principal Amount (‡)	Description	Value (†)

Senior Loans – 1.9%

	Automotive – 0.2%
$43,481,500	TI Group Automotive Systems LLC, Term Loan B, 5.500%, 3/27/2019(b)	$43,889,356

	Chemicals – 0.2%
2,030,000	Allnex USA, Inc., 2nd Lien Term Loan, 8.250%, 4/03/2020(b)	2,075,675
48,235,000	Houghton International, Inc., New 2nd Lien Term Loan, 9.500%, 12/18/2020(b)	48,295,294

		50,370,969

	Consumer Products – 0.1%
14,564,321	Visant Holding Corp., Term Loan B, 5.250%, 12/22/2016(b)	14,098,846

	Diversified Manufacturing – 0.0%
9,683,000	Ameriforge Group, Inc., 2nd Lien Term Loan, 8.750%, 12/18/2020(b)	9,761,723

	Electric – 0.0%
6,935,533	Texas Competitive Electric Holdings Company LLC, Non-Extended Term Loan, 3.710%, 10/10/2014(k)	4,677,740

	Food & Beverage – 0.1%
16,642,000	DS Waters of America, Inc., New Term Loan, 5.250%, 8/19/2020(b)	16,756,497

	Healthcare – 0.2%
39,067,088	Apria Healthcare Group I, Term Loan, 6.750%, 4/05/2020(b)	39,326,884

	Media Cable – 0.1%
16,114,613	CSC Holdings, Inc., New Term Loan B, 2.679%, 4/17/2020(b)	15,915,436

	Media Non-Cable – 0.1%
35,933,619	SuperMedia, Inc., Exit Term Loan, 11.600%, 12/30/2016(b)	27,812,621

	Metals & Mining – 0.1%
17,344,800	Essar Steel Algoma, Inc., ABL Term Loan, 8.750%, 9/19/2014(b)	17,578,955

	Non-Captive Diversified – 0.6%
116,054,011	iStar Financial, Inc., Add on Term Loan A2, 7.000%, 3/17/2017(b)	118,723,253

	Oil Field Services – 0.1%
32,735,473	Frac Tech International LLC, Term Loan B, 8.500%, 5/06/2016(b)	32,064,395

	Other Utility – 0.0%
4,525,000	Power Team Services LLC, 2nd Lien Term Loan, 8.250%, 11/06/2020(b)	4,513,687

	Retailers – 0.0%
5,000,000	Toys R Us Property Company I LLC, New Term Loan B, 6.000%, 8/21/2019(b)	4,909,400

See accompanying notes to financial statements.

29  |

Portfolio of Investments – as of September 30, 2013

Loomis Sayles Bond Fund – continued

Principal Amount (‡)	Description	Value (†)

Senior Loans – continued

	Wirelines – 0.1%
$6,547,648	Hawaiian Telcom Communications, Inc., Term Loan B, 5.000%, 6/06/2019(b)	$6,554,195
2,283,000	Integra Telecom, Inc., 2nd Lien Term Loan, 9.750%, 2/21/2020(b)	2,338,294
4,030,000	Light Tower Fiber LLC, 2nd Lien Term Loan, 8.000%, 4/12/2021(b)	4,070,300

		12,962,789

	Total Senior Loans (Identified Cost $412,160,960)	413,362,551

Shares

Common Stocks – 5.8%

	Biotechnology – 0.6%
1,608,798	Vertex Pharmaceuticals, Inc.(h)	121,979,064

	Chemicals – 0.6%
750,000	PPG Industries, Inc.	125,295,000

	Containers & Packaging – 0.1%
645,508	Owens-Illinois, Inc.(h)	19,378,150
3,805	Rock-Tenn Co., Class A	385,332

		19,763,482

	Diversified Telecommunication Services – 0.2%
269,619	FairPoint Communications, Inc.(h)	2,574,862
403,884	Hawaiian Telcom Holdco, Inc.(h)	10,743,314
2,629,337	Telefonica S.A., Sponsored ADR(h)	40,702,137

		54,020,313

	Electronic Equipment, Instruments & Components – 0.0%
630,490	Corning, Inc.	9,198,849

	Oil, Gas & Consumable Fuels – 0.4%
1,026,979	Chesapeake Energy Corp.	26,578,217
850,302	Repsol YPF S.A., Sponsored ADR	21,010,962
750,000	Royal Dutch Shell PLC, ADR	49,260,000

		96,849,179

	Pharmaceuticals – 1.8%
3,372,358	Bristol-Myers Squibb Co.	156,072,728
2,148,265	Valeant Pharmaceuticals International, Inc.(h)	224,128,488

		380,201,216

See accompanying notes to financial statements.

|  30

Portfolio of Investments – as of September 30, 2013

Loomis Sayles Bond Fund – continued

Shares	Description	Value (†)

Common Stocks – continued

	Semiconductors & Semiconductor Equipment – 2.0%
18,411,567	Intel Corp.	$421,993,116

	Trading Companies & Distributors – 0.1%
203,019	United Rentals, Inc.(h)	11,833,977

	Total Common Stocks (Identified Cost $746,125,227)	1,241,134,196

Preferred Stocks – 3.6%

Convertible Preferred Stocks – 3.0%

	Automotive – 1.5%
5,163,116	General Motors Co., Series B, 4.750%	258,930,267
964,435	Goodyear Tire & Rubber Co. (The), 5.875%	61,415,221

		320,345,488

	Banking – 0.1%
12,483	Wells Fargo & Co., Series L, Class A, 7.500%	14,199,537

	Electric – 0.1%
409,305	AES Trust III, 6.750%	20,628,972

	Independent Energy – 0.3%
87,351	Chesapeake Energy Corp., 4.500%	7,727,069
208,780	Chesapeake Energy Corp., 5.000%	19,395,662
12,470	Chesapeake Energy Corp., Series A, 5.750%, 144A	13,755,969
91,888	SandRidge Energy, Inc., 7.000%	9,165,828
144,600	SandRidge Energy, Inc., 8.500%	14,488,920

		64,533,448

	Metals & Mining – 0.2%
1,075,355	ArcelorMittal, 6.000%	23,109,379
457,617	Cliffs Natural Resources, Inc., 7.000%	9,047,088

		32,156,467

	Non-Captive Diversified – 0.1%
25,823	Bank of America Corp., Series L, 7.250%	27,888,840

	Pipelines – 0.1%
325,710	El Paso Energy Capital Trust I, 4.750%	18,282,102

	REITs – Diversified – 0.1%
561,271	Weyerhaeuser Co., Series A, 6.375%	29,736,138

	REITs – Healthcare – 0.0%
172,150	Health Care REIT, Inc., Series I, 6.500%	9,907,233

	REITs – Mortgage – 0.2%
679,716	iStar Financial, Inc., Series J, 4.500%	37,642,672

See accompanying notes to financial statements.

31  |

Portfolio of Investments – as of September 30, 2013

Loomis Sayles Bond Fund – continued

Shares	Description	Value (†)

Preferred Stocks – continued

	Technology – 0.3%
62,989	Lucent Technologies Capital Trust I, 7.750%	$63,807,857

	Total Convertible Preferred Stocks (Identified Cost $579,297,183)	639,128,754

Non-Convertible Preferred Stocks – 0.6%

	Banking – 0.4%
65,854	Ally Financial, Inc., Series G, 7.000%, 144A	62,923,497
53,000	Bank of America Corp., 6.375%	1,265,110
534,725	Countrywide Capital IV, 6.750%	13,314,653

		77,503,260

	Electric – 0.0%
2,925	Connecticut Light & Power Co., 1.900%	135,830
100	Entergy Arkansas, Inc., 4.320%	9,769
5,000	Entergy Mississippi, Inc., 4.360%	453,906
665	Entergy New Orleans, Inc., 4.360%	61,409
200	Entergy New Orleans, Inc., 4.750%	19,306
50,100	Southern California Edison Co., 4.780%	1,150,296

		1,830,516

	Government Sponsored – 0.2%
38,000	Falcons Funding Trust I, (Step to 10.875% on 3/15/2015, variable rate after 3/15/2020), 8.875%, 144A(g)	39,472,500

	Home Construction – 0.0%
41,783	Hovnanian Enterprises, Inc., 7.625%(h)	604,182

	Non-Captive Consumer – 0.0%
149,767	SLM Corp., Series A, 6.970%	6,979,142

	Non-Captive Diversified – 0.0%
58,400	iStar Financial, Inc., Series E, 7.875%	1,379,408
58,575	iStar Financial, Inc., Series F, 7.800%	1,372,412
15,550	iStar Financial, Inc., Series G, 7.650%	357,650

		3,109,470

	REITs – Office Property – 0.0%
2,318	Highwoods Properties, Inc., Series A, 8.625%	2,729,445

	REITs – Warehouse/Industrials – 0.0%
169,007	ProLogis, Inc., Series Q, 8.540%	9,557,346

	Total Non-Convertible Preferred Stocks (Identified Cost $91,856,549)	141,785,861

	Total Preferred Stocks (Identified Cost $671,153,732)	780,914,615

See accompanying notes to financial statements.

|  32

Portfolio of Investments – as of September 30, 2013

Loomis Sayles Bond Fund – continued

Shares	Description	Value (†)

Closed End Investment Companies – 0.0%
680,008	NexPoint Credit Strategies Fund (Identified Cost $9,807,937)	$5,202,061

Principal Amount (‡)

Short-Term Investments – 5.8%
$610,402,916	Repurchase Agreement with State Street Bank and Trust Company, dated 9/30/2013 at 0.000% to be repurchased at $610,402,916 on 10/01/2013 collateralized by $3,055,000 Federal National Mortgage Association, 2.080% due 11/02/2022 valued at $2,838,633; $93,750,000 Federal Home Loan Mortgage Corp., 2.500% due 11/01/2027 valued at $86,707,890; $49,000,000 Federal Home Loan Mortgage Corp., 2.500% due 11/01/2027 valued at $45,281,980; $117,000,000 Federal National Mortgage Association, 2.000% due 11/01/2027 valued at $105,719,912; $60,000,000 Federal National Mortgage Association, 2.000% due 12/01/2027 valued at $55,035,213; $77,585,168 Government National Mortgage Association, 2.500% due 12/15/2027 valued at $73,179,643; $128,000,000 Government National Mortgage Association, 2.500% due 12/20/2027 valued at $119,490,564; $25,590,000 Government National Mortgage Association, 2.500% due 2/20/2028 valued at $24,588,890; $14,395,000 Federal Home Loan Mortgage Corp., 2.500% due 4/01/2028 valued at $13,865,913; $8,820,000 Federal Home Loan Mortgage Corp., 4.000% due 5/15/2040 valued at $7,015,362; $110,815,000 Federal Home Loan Mortgage Corp., 3.000% due 5/15/2040 valued at $88,974,205 including accrued interest (Note 2 of Notes to Financial Statements)	610,402,916
646,879,067	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/30/2013 at 0.000% to be repurchased at $646,879,067 on 10/01/2013 collateralized by $432,060,000 U.S. Treasury Note, 0.625% due 8/31/2017 valued at $425,579,100; $15,100,000 U.S. Treasury Note, 2.125% due 12/31/2015 valued at $15,761,803; $45,000,000 U.S. Treasury Note, 2.125% due 2/29/2016 valued at $46,912,500; $171,570,000 U.S. Treasury Note, 0.500% due 6/15/2016 valued at $171,570,000 including accrued interest (Note 2 of Notes to Financial Statements)	646,879,067

	Total Short-Term Investments (Identified Cost $1,257,281,983)	1,257,281,983

	Total Investments – 97.3% (Identified Cost $19,074,540,086)(a)	20,970,519,314
	Other assets less liabilities—2.7%	581,724,523

	Net Assets – 100.0%	$21,552,243,837

See accompanying notes to financial statements.

33  |

Portfolio of Investments – as of September 30, 2013

Loomis Sayles Bond Fund – continued

(‡)	Principal Amount stated in U.S. dollars unless otherwise noted.
(†)	See Note 2 of Notes to Financial Statements.
(††)	Amount shown represents units. One unit represents a principal amount of 25.
(†††)	Amount shown represents units. One unit represents a principal amount of 100.
(a)	Federal Tax Information:
At September 30, 2013, the net unrealized appreciation on investments based on a cost of $19,242,211,155 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$2,328,952,002
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(600,643,843)

	Net unrealized appreciation	$1,728,308,159

(b)	Variable rate security. Rate as of September 30, 2013 is disclosed.
(c)	Illiquid security. At September 30, 2013, the value of these securities amounted to $425,336,652 or 2.0% of net assets.
(d)	Fair valued by the Fund’s investment adviser. At September 30, 2013, the value of these securities amounted to $78,362,587 or 0.4% of net assets.
(e)	The issuer is in default with respect to interest and/or principal payments. Income is not being accrued.
(f)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional debt securities. For the period ended September 30, 2013, the issuer has paid out 100% of the interest payments in-kind.
(g)	Coupon rate is a fixed rate for an initial period then resets at a specified date and rate.
(h)	Non-income producing security.
(i)	Maturity has been extended under the terms of a plan of reorganization.
(j)	Convertible dollar-indexed note. Coupon rate is based on MXN denominated par value and is payable in USD.
(k)	Variable rate security. Rate shown represents the weighted average rate of underlying contracts at September 30, 2013.
(l)	Perpetual bond with no specified maturity date.

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2013, the value of Rule 144A holdings amounted to $2,964,593,353 or 13.8% of net assets.
ADR	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs may be significantly influenced by trading on exchanges not located in the United States.

ABS	Asset-Backed Securities
AGMC	Assured Guaranty Municipal Corp.
EMTN	Euro Medium Term Note
FHLMC	Federal Home Loan Mortgage Corp.
GMTN	Global Medium Term Note
MBIA	Municipal Bond Investors Assurance Corp.
MTN	Medium Term Note
PIK	Payment-in-Kind
REITs	Real Estate Investment Trusts

See accompanying notes to financial statements.

|  34

Portfolio of Investments – as of September 30, 2013

Loomis Sayles Bond Fund – continued

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
EUR	Euro
GBP	British Pound
IDR	Indonesian Rupiah
ISK	Icelandic Krona
KRW	South Korean Won
MXN	Mexican Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
SGD	Singapore Dollar
USD	U.S. Dollar

Industry Summary at September 30, 2013 (Unaudited)

Treasuries	18.9%
Banking	12.0
Technology	5.0
Wirelines	4.6
Automotive	4.6
Non-Captive Diversified	4.0
Non-Captive Consumer	2.9
Healthcare	2.9
Life Insurance	2.4
Local Authorities	2.3
Pharmaceuticals	2.2
Electric	2.0
Semiconductors & Semiconductor Equipment	2.0
Other Investments, less than 2% each	25.7
Short-Term Investments	5.8

Total Investments	97.3
Other assets less liabilities	2.7

Net Assets	100.0%

Currency Exposure Summary at September 30, 2013 (Unaudited)

United States Dollar	66.3%
Canadian Dollar	10.6
New Zealand Dollar	4.9
Australian Dollar	3.5
Euro	3.4
Norwegian Krone	2.8
Other, less than 2% each	5.8

Total Investments	97.3
Other assets less liabilities	2.7

Net Assets	100.0%

See accompanying notes to financial statements.

35  |

Statement of Assets and Liabilities

September 30, 2013

ASSETS
Investments at cost	$19,074,540,086
Net unrealized appreciation	1,895,979,228

Investments at value	20,970,519,314
Cash	105,434
Foreign currency at value (identified cost $66,574,542)	66,755,847
Receivable for Fund shares sold	54,943,073
Receivable for securities sold	238,565,667
Dividends and interest receivable	261,747,227
Tax reclaims receivable	348,391

TOTAL ASSETS	21,592,984,953

LIABILITIES
Payable for securities purchased	2,577,686
Payable for Fund shares redeemed	24,896,932
Foreign taxes payable (Note 2)	1,387,877
Management fees payable (Note 5)	8,981,350
Deferred Trustees’ fees (Note 5)	1,207,750
Administrative fees payable (Note 5)	778,146
Payable to distributor (Note 5d)	184,521
Other accounts payable and accrued expenses	726,854

TOTAL LIABILITIES	40,741,116

NET ASSETS	$21,552,243,837

NET ASSETS CONSIST OF:
Paid-in capital	$19,667,232,203
Distributions in excess of net investment income	(19,715,920)
Accumulated net realized gain on investments and foreign currency transactions	9,779,638
Net unrealized appreciation on investments and foreign currency translations	1,894,947,916

NET ASSETS	$21,552,243,837

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Institutional Class:
Net assets	$12,997,812,533

Shares of beneficial interest	861,513,004

Net asset value, offering and redemption price per share	$15.09

Retail Class:
Net assets	$8,282,009,555

Shares of beneficial interest	551,300,891

Net asset value, offering and redemption price per share	$15.02

Admin Class:
Net assets	$272,181,160

Shares of beneficial interest	18,171,261

Net asset value, offering and redemption price per share	$14.98

Class N:
Net assets	$240,589

Shares of beneficial interest	15,960

Net asset value, offering and redemption price per share	$15.07

See accompanying notes to financial statements.

|  36

Statement of Operations

For the Year Ended September 30, 2013

INVESTMENT INCOME
Interest	$1,092,292,183
Dividends	70,270,791
Less net foreign taxes withheld	(664,574)

1,161,898,400

Expenses
Management fees (Note 5)	113,962,927
Service and distribution fees (Note 5)	23,370,830
Administrative fees (Note 5)	9,882,130
Trustees’ fees and expenses (Note 5)	514,566
Transfer agent fees and expenses (Notes 5 and 6)	16,022,841
Audit and tax services fees	54,289
Custodian fees and expenses	1,370,054
Legal fees	300,651
Registration fees	317,655
Shareholder reporting expenses	1,624,176
Miscellaneous expenses	495,298

Total expenses	167,915,417
Less waiver and/or expense reimbursement (Note 5)	(132)

Net expenses	167,915,285

Net investment income	993,983,115

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investments	749,723,552
Foreign currency transactions	(7,348,654)
Net change in unrealized appreciation (depreciation) on:
Investments	(381,965,473)
Foreign currency translations	(250,606)

Net realized and unrealized gain on investments and foreign currency transactions	360,158,819

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,354,141,934

See accompanying notes to financial statements.

37  |

Statement of Changes In Net Assets

	Year Ended September 30, 2013	Year Ended September 30, 2012
FROM OPERATIONS:
Net investment income	$993,983,115	$1,002,206,676
Net realized gain on investments and foreign currency transactions	742,374,898	284,080,652
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	(382,216,079)	1,465,523,324

Net increase in net assets resulting from operations	1,354,141,934	2,751,810,652

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Institutional Class	(744,945,068)	(700,653,280)
Retail Class	(468,415,000)	(471,306,878)
Admin Class	(14,798,394)	(15,159,216)
Class N	(594)	—

Total distributions	(1,228,159,056)	(1,187,119,374)

NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 9)	(499,190,656)	1,293,321,403

Net increase (decrease) in net assets	(373,207,778)	2,858,012,681
NET ASSETS
Beginning of the year	21,925,451,615	19,067,438,934

End of the year	$21,552,243,837	$21,925,451,615

UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF) NET INVESTMENT INCOME	$(19,715,920)	$86,778,683

See accompanying notes to financial statements.

|  38

Financial Highlights

For a share outstanding throughout each period.

		Income (Loss) from Investment Operations:			Less Distributions:
	Net asset value, beginning of the period	Net investment income (a)	Net realized and unrealized gain (loss)	Total from investment operations	Dividends from net investment income	Distributions from net realized capital gains	Total distributions

Institutional Class
9/30/2013	$14.99	$0.69	$0.27	$0.96	$(0.86)	$—	$(0.86)
9/30/2012	13.88	0.72	1.24	1.96	(0.85)	—	(0.85)
9/30/2011	14.20	0.73	(0.25)	0.48	(0.80)	—	(0.80)
9/30/2010	12.99	0.78	1.24	2.02	(0.81)	—	(0.81)
9/30/2009	11.89	0.85	1.23	2.08	(0.87)	(0.11)	(0.98)

Retail Class
9/30/2013	14.93	0.65	0.25	0.90	(0.81)	—	(0.81)
9/30/2012	13.83	0.68	1.23	1.91	(0.81)	—	(0.81)
9/30/2011	14.15	0.69	(0.25)	0.44	(0.76)	—	(0.76)
9/30/2010	12.94	0.74	1.24	1.98	(0.77)	—	(0.77)
9/30/2009	11.85	0.82	1.22	2.04	(0.84)	(0.11)	(0.95)

Admin Class
9/30/2013	14.89	0.61	0.25	0.86	(0.77)	—	(0.77)
9/30/2012	13.80	0.63	1.23	1.86	(0.77)	—	(0.77)
9/30/2011	14.11	0.65	(0.25)	0.40	(0.71)	—	(0.71)
9/30/2010	12.91	0.70	1.23	1.93	(0.73)	—	(0.73)
9/30/2009	11.82	0.79	1.22	2.01	(0.81)	(0.11)	(0.92)

Class N
9/30/2013*	15.33	0.47	(0.25)	0.22	(0.48)	—	(0.48)

*	From commencement of Class operations on February 1, 2013 through September 30, 2013.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, if applicable, total returns would have been lower. Periods less than one year, if applicable, are not annualized.
(c)	The investment adviser and/or administrator agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period, if applicable. Without this waiver/reimbursement, expenses would have been higher.
(d)	Computed on an annualized basis for periods less than one year, if applicable.
(e)	Includes fee/expense recovery of less than 0.01%.
(f)	Includes fee/expense recovery of 0.01%.

See accompanying notes to financial statements.

39  |

			Ratios to Average Net Assets:
Net asset value, end of the period	Total return (%) (b)	Net assets, end of the period (000’s)	Net expenses (%) (c)(d)		Gross expenses (%) (d)		Net investment income (%) (d)	Portfolio turnover rate (%)

$15.09	6.51	$12,997,813	0.63		0.63		4.57	28
14.99	14.52	12,971,639	0.63		0.63		4.99	20
13.88	3.34	10,897,694	0.63		0.63		5.04	22
14.20	16.00	11,194,527	0.64		0.64		5.76	27
12.99	19.84	10,855,818	0.65		0.65		7.69	39

15.02	6.15	8,282,010	0.92		0.92		4.28	28
14.93	14.25	8,651,794	0.92		0.92		4.69	20
13.83	2.97	7,907,178	0.92		0.92		4.75	22
14.15	15.72	8,241,062	0.93	(e)	0.93	(e)	5.46	27
12.94	19.46	7,646,591	0.95		0.96		7.44	39

14.98	5.88	272,181	1.18		1.18		4.02	28
14.89	13.91	302,018	1.20		1.20		4.42	20
13.80	2.77	262,567	1.20	(f)	1.20	(f)	4.47	22
14.11	15.37	266,215	1.20		1.21		5.20	27
12.91	19.21	226,032	1.20		1.25		7.22	39

15.07	1.45	241	0.65		2.14		4.73	28

See accompanying notes to financial statements.

|  40

Notes to Financial Statements

September 30, 2013

1.  Organization.  Loomis Sayles Funds I (the “Trust”) is organized as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company. The Declaration of Trust permits the Board of Trustees to authorize the issuance of an unlimited number of shares of the Trust in multiple series. The financial statements for certain funds of the Trust are presented in separate reports. Information presented in these financial statements pertains to Loomis Sayles Bond Fund (the “Fund”).

The Fund is a diversified investment company.

The Fund offers Institutional Class, Retail Class and Admin Class shares. Effective February 1, 2013, the Fund began offering Class N shares.

Most expenses of the Trust can be directly attributed to a fund. Expenses which cannot be directly attributed to a fund are generally apportioned based on the relative net assets of each of the funds in the Trust. Expenses of the Fund are borne pro rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the Rule 12b-1 service and distribution fees and transfer agent fees). In addition, each class votes as a class only with respect to its own Rule 12b-1 Plan. Shares of each class would receive their pro rata share of the net assets of the Fund if the Fund were liquidated. The Trustees approve separate distributions from net investment income on each class of shares.

2.  Significant Accounting Policies.  The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Management has evaluated the events and transactions subsequent to year-end through the date the financial statements were issued and has determined that there were no material events that would require disclosure in the Fund’s financial statements.

a.  Valuation.  Debt securities (other than short-term obligations purchased with an original or remaining maturity of sixty days or less) and unlisted equity securities are generally valued on the basis of evaluated bids furnished to the Fund by an independent pricing service, recommended by the investment adviser and approved by the Board of Trustees, which determines valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Senior loans are priced at bid prices supplied by an independent pricing service, if available. Equity securities, including shares of closed-end investment companies and exchange-traded funds, for which market quotations are readily available are valued at market value, as reported by independent pricing services recommended by the investment adviser and approved by the Board of Trustees. Such independent pricing services generally use the security’s last sale price on the exchange or market where the security is

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primarily traded or, if there is no reported sale during the day, the closing bid price. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market are valued at the NASDAQ Official Closing Price (“NOCP”), or if lacking a NOCP, at the most recent bid quotation on the applicable NASDAQ Market. Broker-dealer bid prices may also be used to value debt and equity securities and senior loans where an independent pricing service is unable to price a security or where an independent pricing service does not provide a reliable price for the security. Investments in other open-end investment companies are valued at their net asset value each day. Short-term obligations purchased with an original or remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Fund’s investment adviser under the general supervision of the Board of Trustees.

The Fund may hold securities traded in foreign markets. Foreign securities are valued at the closing market price in the foreign market. However, if events occurring after the close of the foreign market (but before the close of regular trading on the New York Stock Exchange) are believed to materially affect the value of those securities, such securities are fair valued on a daily basis pursuant to procedures approved by the Board of Trustees. When fair valuing securities, the Fund may, among other things, use modeling tools or other processes that may take into account factors such as securities market activity and/or significant events that occur after the close of the foreign market and before the Fund calculates its net asset value.

b.  Investment Transactions and Related Investment Income.  Investment transactions are accounted for on a trade date plus one day basis for daily net asset value calculation. However, for financial reporting purposes, investment transactions are reported on trade date. Dividend income is recorded on ex-dividend date, or in the case of certain foreign securities, as soon as the Fund is notified, and interest income is recorded on an accrual basis. Interest income is increased by the accretion of discount and decreased by the amortization of premium. Distributions received from investments in securities that represent a return of capital or capital gain are recorded as a reduction of the cost of investments or as a realized gain, respectively. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis. Investment income, non-class specific expenses and realized and unrealized gains and losses are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund.

c.  Foreign Currency Translation.  The books and records of the Fund are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

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Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from fluctuations which arise due to changes in market prices of investment securities. Such changes are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, at the end of the fiscal period, resulting from changes in exchange rates.

The Fund may use foreign currency exchange contracts to facilitate transactions in foreign-denominated investments. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

d.  Federal and Foreign Income Taxes.  The Fund intends to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least annually. Management has performed an analysis of the Fund’s tax positions for the open tax years as of September 30, 2013 and has concluded that no provisions for income tax are required. The Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Management is not aware of any events that are reasonably possible to occur in the next twelve months that would result in the amounts of any unrecognized tax benefits significantly increasing or decreasing for the Fund. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws and accounting regulations and interpretations thereof.

The Fund may be subject to foreign withholding taxes on investment income and taxes on capital gains on investments that are accrued and paid based upon the Fund’s understanding of the tax rules and regulations that exist in the countries in which the Fund invests. Foreign withholding taxes on dividend and interest income are reflected on the Statement of Operations as a reduction of investment income, net of amounts eligible to be reclaimed. Dividends and interest receivable on the Statement of Assets and Liabilities are net of foreign withholding taxes. Foreign withholding taxes eligible to be reclaimed are reflected on the Statement of Assets and Liabilities as tax reclaims receivable. Capital gains taxes paid are included in net realized gain (loss) on investments in the Statement of Operations. Accrued but unpaid capital gains taxes are reflected as foreign taxes payable on the Statement of Assets and Liabilities, if applicable, and reduce unrealized gains on investments. In the event that realized gains on investments are

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subsequently offset by realized losses, taxes paid on realized gains may be returned to the Fund. Such amounts, if applicable, are reflected as foreign tax rebates receivable on the Statement of Assets and Liabilities and are recorded as a realized gain when received.

e.  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on ex-dividend date. The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. Permanent differences are primarily due to differing treatments for book and tax purposes of items such as foreign currency transactions, contingent payment debt instruments, premium amortization, defaulted bond adjustments, paydown gains and losses, return of capital and capital gain distributions received and trust preferred securities adjustments. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital accounts. Temporary differences between book and tax distributable earnings are primarily due to deferred Trustees’ fees, wash sales, premium amortization, foreign currency contract mark to market, defaulted bond interest, return of capital distributions received, trust preferred securities adjustments and contingent payment debt instruments. Distributions from net investment income and short-term capital gains are considered to be distributed from ordinary income for tax purposes.

The tax characterization of distributions is determined on an annual basis. The tax character of distributions paid to shareholders during the years ended September 30, 2013 and 2012 were as follows:

2013 Distributions Paid From:			2012 Distributions Paid From:
Ordinary Income	Long-Term Capital Gains	Total	Ordinary Income	Long-Term Capital Gains	Total
$1,228,159,056	$ —	$1,228,159,056	$1,187,119,374	$ —	$1,187,119,374

As of September 30, 2013, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$89,014,832
Undistributed long-term capital gains	77,354,084

Total undistributed earnings	166,368,916

Unrealized appreciation	1,727,688,927

Total accumulated earnings	$1,894,057,843

Capital loss carry forward utilized in the current year	$496,367,533

f.  Repurchase Agreements.  It is the Fund’s policy that the market value of the collateral for repurchase agreements be at least equal to 102% of the repurchase price, including interest. Certain repurchase agreements are tri-party arrangements whereby the collateral is held in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of

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the counterparty including possible delays or restrictions upon the Fund’s ability to dispose of the underlying securities.

g.  Securities Lending.  The Fund has entered into an agreement with State Street Bank and Trust Company (“State Street Bank”), as agent of the Fund, to lend securities to certain designated borrowers. The loans are collateralized with cash or securities in an amount equal to at least 105% or 102% of the market value (including accrued interest) of the loaned international or domestic securities, respectively, when the loan is initiated. Thereafter, the value of the collateral must remain at least 102% of the market value (including accrued interest) of loaned securities for U.S. equities and U.S. corporate debt; at least 105% of the market value (including accrued interest) of loaned securities for non-U.S. equities; and at least 100% of the market value (including accrued interest) of loaned securities for U.S. Government securities, sovereign debt issued by non-U.S. Governments and non-U.S. corporate debt. In the event that the market value of the collateral falls below the required percentages described above, the borrower will deliver additional collateral on the next business day. As with other extensions of credit, the Fund may bear the risk of loss with respect to the investment of the collateral. The Fund invests cash collateral in short-term investments, a portion of the income from which is remitted to the borrowers and the remainder allocated between the Fund and State Street Bank as lending agent.

For the year ended September 30, 2013, the Fund did not loan securities under this agreement.

h.  Indemnifications.  Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

i.  New Accounting Pronouncement.  In December 2011, Accounting Standards Update (“ASU”) No. 2011-11, “Disclosures about Offsetting Assets and Liabilities” was issued and is effective for interim and annual periods beginning after January 1, 2013. The ASU creates new disclosure requirements with respect to an entity’s rights of setoff and related arrangements associated with its financial instruments. Management has evaluated the impact the adoption of ASU 2011-11 and will incorporate the new disclosures required in the March 31, 2014 report.

3.  Fair Value Measurements.  In accordance with accounting standards related to fair value measurements and disclosures, the Fund has categorized the inputs utilized in determining the value of the Fund’s assets or liabilities. These inputs are summarized in the three broad levels listed below:

•	Level 1—quoted prices in active markets for identical assets or liabilities;

•	Level 2—prices determined using other significant inputs that are observable either directly, or indirectly through corroboration with observable market data (which

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could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.); and

•

Level 3—prices determined using significant unobservable inputs when quoted prices or observable inputs are unavailable such as when there is little or no market activity for an asset or liability (unobservable inputs reflect the Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of September 30, 2013, at value:

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3		Total
Bonds and Notes
Non-Convertible Bonds
Airlines	$—	$33,168,507	$349,096,577	(b)	$382,265,084
Life Insurance	—	426,553,908	7,625,000	(c)	434,178,908
Non-Captive Consumer	3,090,573	621,978,129	—		625,068,702
Retailers	—	108,989,688	15,667,254	(d)	124,656,942
Transportation Services	—	22,803,135	62,142,116	(d)	84,945,251
All Other Non-Convertible Bonds(a)	—	13,582,548,130	—		13,582,548,130

Total Non-Convertible Bonds	3,090,573	14,796,041,497	434,530,947		15,233,663,017

Convertible Bonds
Wirelines	—	139,551,253	547,121	(d)	140,098,374
All Other Convertible Bonds(a)	—	1,654,452,231	—		1,654,452,231

Total Convertible Bonds	—	1,794,003,484	547,121		1,794,550,605

Municipals(a)	—	244,410,286	—		244,410,286

Total Bonds and Notes	3,090,573	16,834,455,267	435,078,068		17,272,623,908

Senior Loans(a)	—	413,362,551	—		413,362,551
Common Stocks(a)	1,241,134,196	—	—		1,241,134,196

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Asset Valuation Inputs – continued

Description	Level 1	Level 2	Level 3	Total
Preferred Stocks
Convertible Preferred Stocks
Independent Energy	$50,044,528	$14,488,920	$—	$64,533,448
All Other Convertible Preferred Stocks(a)	574,595,306	—	—	574,595,306

Total Convertible Preferred Stocks	624,639,834	14,488,920	—	639,128,754

Non-Convertible Preferred Stocks
Electric	1,150,296	680,220	—	1,830,516
Government Sponsored	—	39,472,500	—	39,472,500
REITs – Office Property	—	2,729,445	—	2,729,445
All Other Non-Convertible Preferred Stocks(a)	97,753,400	—	—	97,753,400

Total Non-Convertible Preferred Stocks	98,903,696	42,882,165	—	141,785,861

Total Preferred Stocks	723,543,530	57,371,085	—	780,914,615

Closed End Investment Companies	5,202,061	—	—	5,202,061
Short-Term Investments	—	1,257,281,983	—	1,257,281,983

Total	$1,972,970,360	$18,562,470,886	$435,078,068	$20,970,519,314

(a) Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

(b) Valued using broker-dealer bid prices ($270,733,990) or fair valued by the Fund’s investment adviser ($6,096).

(c) Valued using broker-dealer bid prices.

(d) Fair valued by the Fund’s investment adviser.

A preferred stock valued at $61,604,362 was transferred from Level 2 to Level 1 during the period ended September 30, 2013. At September 30, 2013, this security was valued at the last sale price in accordance with the Fund’s valuation policies.

All transfers are recognized as of the beginning of the reporting period.

The Fund’s pricing policies and procedures are recommended by the investment adviser and approved by the Board of Trustees. Debt securities are generally valued on the basis of evaluated bids furnished to the Fund by an independent pricing service. Broker-dealer bid prices may be used if an independent pricing service either is unable to price a security or does not provide a reliable price for a security. Broker-dealer bid prices for which the Fund does not have knowledge of the inputs used by the broker-dealer are categorized in Level 3. All security prices, including those obtained from an independent pricing service and

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broker-dealer bid prices, are reviewed on a daily basis by the investment adviser, subject to oversight by Fund management and the Board of Trustees. If the investment adviser, in good faith, believes that the price provided by an independent pricing service is unreliable, broker-dealer bid prices may be used until the price provided by the independent pricing service is considered to be reliable. Reliability of all security prices, including those obtained from an independent pricing service and broker-dealer bid prices, is tested in a variety of ways, including comparison to recent transaction prices and daily fluctuations, amongst other validation procedures in place. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Funds’ investment adviser under the general supervision of the Board of Trustees. Fair valued securities may be categorized in Level 3.

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value as of September 30, 2012 and/or September 30, 2013:

Asset Valuation Inputs

Investments in Securities	Balance as of September 30, 2012	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases
Bonds and Notes
Non-Convertible Bonds
Airlines	$—	$177,634	$2,319,209	$(7,944,786)	$75,610,000
Banking	33,981,590	—	—	—	—
Electric	16,800,000	—	—	7,070,000	—
Life Insurance	—	—	—	(1,525,000)	9,150,000
Retailers	—	62,496	—	(162,487)	—
Sovereigns	55,949,432	13,437,294	(11,568,563)	73,756,444	11,722
Transportation Services	17,897,385	—	1,390,165	12,733,161	—
Convertible Bonds
Wirelines	—	—	(9)	(195,077)	742,207

Total	$124,628,407	$13,677,424	$(7,859,198)	$83,732,255	$85,513,929

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Asset Valuation Inputs – continued

Investments in Securities	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of September 30, 2013	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at September 30, 2013
Bonds and Notes
Non-Convertible Bonds
Airlines	$(35,513,489)	$314,448,009	$—	$349,096,577	$(7,944,786)
Banking	—	—	(33,981,590)	—	—
Electric	(23,870,000)	—	—	—	—
Life Insurance	—	—	—	7,625,000	(1,525,000)
Retailers	—	15,767,245	—	15,667,254	(162,487)
Sovereigns	(131,586,329)	—	—	—	—
Transportation Services	(7,595,463)	55,614,253	(17,897,385)	62,142,116	12,733,161
Convertible Bonds
Wirelines	—	—	—	547,121	(195,077)

Total	$(198,565,281)	$385,829,507	$(51,878,975)	$435,078,068	$2,905,811

Debt securities valued at $385,829,507 were transferred from Level 2 to Level 3 during the period ended September 30, 2013. At September 30, 2013, these securities were valued using broker-dealer bid prices based on inputs unobservable to the Fund as an independent pricing service was unable to price the securities.

Debt securities valued at $51,878,975 were transferred from Level 3 to Level 2 during the period ended September 30, 2013. At September 30, 2013, these securities were valued on the basis of evaluated bids furnished to the Fund by an independent pricing service in accordance with the Fund’s valuation policies.

All transfers are recognized as of the beginning of the reporting period.

4.  Purchases and Sales of Securities. For the year ended September 30, 2013, purchases and sales of securities (excluding short-term investments and U.S. Government/Agency securities and including paydowns) were $4,799,388,241 and $7,263,762,229, respectively. Purchases and sales of U.S. Government/Agency securities (excluding short-term investments and including paydowns) were $1,240,447,280 and $241,473,843, respectively.

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5. Management Fees and Other Transactions with Affiliates.

a.  Management Fees. Loomis, Sayles & Company, L.P. (“Loomis Sayles”) serves as investment adviser to the Fund. Under the terms of the management agreement, the Fund pays a management fee at the following annual rates, calculated daily and payable monthly, based on the Fund’s average daily net assets:

Percentage of Average Daily Net Assets
First $3 billion	Next $12 billion	Over $15 billion
0.60%	0.50%	0.49%

Loomis Sayles has given a binding undertaking to the Fund to waive management fees and/or reimburse certain expenses to limit the Fund’s operating expenses, exclusive of acquired fund fees and expenses, brokerage expenses, interest expense, taxes and extraordinary expenses. This undertaking is in effect until January 31, 2014 and is reevaluated on an annual basis. Management fees payable, as reflected on the Statement of Assets and Liabilities, is net of waivers and/or expense reimbursements, if any, pursuant to this undertaking.

For the year ended September 30, 2013, the expense limits as a percentage of average daily net assets under the expense limitation agreement were as follows:

Expense Limit as a Percentage of Average Daily Net Assets
Institutional Class	Retail Class	Admin Class	Class N
0.70%	0.95%	1.20%	0.65%

Loomis Sayles shall be permitted to recover expenses it has borne under the expense limitation agreement (whether through waiver of its management fees or otherwise) on a class by class basis in later periods to the extent the annual operating expenses of a class fall below a class’ expense limits, provided, however, that a class is not obligated to pay such waived/reimbursed fees or expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.

For the year ended September 30, 2013, the management fees for the Fund were $113,962,927 (effective rate of 0.51% of average daily net assets).

For the year ended September 30, 2013, class-specific expenses of $132 have been reimbursed for Class N shares. Expense reimbursements are subject to possible recovery until September 30, 2014.

No expenses were recovered during the year ended September 30, 2013 under the terms of the expense limitation agreement.

Certain officers and employees of Loomis Sayles are also officers or Trustees of the Trust. Loomis Sayles’ general partner is indirectly owned by Natixis Global Asset Management,

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L.P. (“Natixis US”), which is part of Natixis Global Asset Management, an international asset management group based in Paris, France.

b.  Service and Distribution Fees. NGAM Distribution, L.P. (“NGAM Distribution”), which is a wholly-owned subsidiary of Natixis US, has entered into a distribution agreement with the Trust. Pursuant to this agreement, NGAM Distribution serves as principal underwriter of the Funds of the Trust.

Pursuant to Rule 12b-1 under the 1940 Act, the Trust has adopted Distribution Plans relating to the Fund’s Retail Class shares (the “Retail Class Plan”) and Admin Class shares (the “Admin Class Plan”).

Under the Retail Class Plan, the Fund pays NGAM Distribution a monthly distribution fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund’s Retail Class shares, as compensation for services provided by NGAM Distribution in connection with the marketing or sale of Retail Class shares or for payments made by NGAM Distribution to securities dealers or other financial intermediaries as commissions, asset-based sales charges or other compensation with respect to the sale of Retail Class shares, or for providing personal services to investors and/or the maintenance of shareholder accounts.

Under the Admin Class Plan, the Fund pays NGAM Distribution a monthly distribution fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund’s Admin Class shares, as compensation for services provided by NGAM Distribution in connection with the marketing or sale of Admin Class shares or for payments made by NGAM Distribution to securities dealers or other financial intermediaries as commissions, asset-based sales charges or other compensation with respect to the sales of Admin Class shares, or for providing personal services to investors and/or the maintenance of shareholder accounts.

In addition, the Admin Class shares of the Fund may pay NGAM Distribution an administrative service fee, at an annual rate not to exceed 0.25% of the average daily net assets attributable to Admin Class shares. These fees are subsequently paid to securities dealers or financial intermediaries for providing personal services and/or account maintenance for their customers who hold such shares.

For the year ended September 30, 2013, the service and distribution fees for the Fund were as follows:

Service Fees	Distribution Fees
Admin Class	Retail Class	Admin Class
$722,769	$21,925,292	$722,769

c.  Administrative Fees. NGAM Advisors, L.P. (“NGAM Advisors”), provides certain administrative services for the Fund and contracts with State Street Bank to serve as sub-administrator. NGAM Advisors is a wholly-owned subsidiary of Natixis US. Pursuant to

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an agreement among Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV, Gateway Trust (“Natixis Funds Trusts”), Loomis Sayles Funds I, Loomis Sayles Funds II (“Loomis Sayles Funds Trusts”), Hansberger International Series and NGAM Advisors, the Fund pays NGAM Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0575% of the first $15 billion of the average daily net assets of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series, 0.0500% of the next $15 billion, 0.0400% of the next $30 billion and 0.0350% of such assets in excess of $60 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series of $10 million, which is reevaluated on an annual basis.

For the year ended September 30, 2013, the administrative fees for the Fund were $9,882,130.

d.  Sub-Transfer Agent Fees. NGAM Distribution has entered into agreements, which include servicing agreements, with financial intermediaries that provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries that hold positions in the Fund and has agreed to compensate the intermediaries for providing those services. Intermediaries transact with the Fund primarily through the use of omnibus accounts on behalf of their customers who hold positions in the Fund. These services would have been provided by the Fund’s transfer agent and other service providers if the shareholders’ accounts were maintained directly at the Fund’s transfer agent. Accordingly, the Fund has agreed to reimburse NGAM Distribution for all or a portion of the servicing fees paid to these intermediaries. The reimbursement amounts (sub-transfer agent fees) paid to NGAM Distribution are subject to a current per-account equivalent fee limit approved by the Fund’s Board, which is based on fees for similar services paid to the Fund’s transfer agent and other service providers. Class N shares do not bear such expenses.

For the year ended September 30, 2013, the sub-transfer agent fees (which are reflected in transfer agent fees and expenses in the Statement of Operations) for the Fund were as follows:

Sub-Transfer Agent Fees
Institutional Class	Retail Class	Admin Class
$7,017,615	$7,880,932	$297,218

As of September 30, 2013, the Fund owes NGAM Distribution the following reimbursements for sub-transfer agent fees:

Reimbursements of Sub-Transfer Agent Fees
Institutional Class	Retail Class	Admin Class
$92,302	$88,009	$4,210

e.  Trustees Fees and Expenses. The Trust does not pay any compensation directly to its officers or Trustees who are directors, officers or employees of NGAM Advisors, NGAM Distribution, Natixis US or their affiliates. Effective January 1, 2013, the Chairperson of

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the Board receives a retainer fee at the annual rate of $285,000. The Chairperson does not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that she attends. Each Independent Trustee (other than the Chairperson) receives, in the aggregate, a retainer fee at the annual rate of $115,000. Each Independent Trustee also receives a meeting attendance fee of $10,000 for each meeting of the Board of Trustees that he or she attends in person and $5,000 for each meeting of the Board of Trustees that he or she attends telephonically. In addition, each committee chairman receives an additional retainer fee at the annual rate of $17,500. Each Contract Review and Governance Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. Each Audit Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. These fees are allocated among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series based on a formula that takes into account, among other factors, the relative net assets of each fund. Trustees are reimbursed for travel expenses in connection with attendance at meetings.

Prior to January 1, 2013, the Chairperson of the Board received a retainer fee at the annual rate of $265,000 and each Independent Trustee (other than the Chairperson) received, in aggregate, a retainer fee at the annual rate of $95,000. In addition, each committee chairman received an additional retainer fee at an annual rate of $15,000, and each Audit Committee member was compensated $7,500 for each Committee meeting that he or she attended in person and $3,750 for each meeting that he or she attended telephonically.

A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Fund until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain funds of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series as designated by the participating Trustees. Changes in the value of participants’ deferral accounts are allocated pro rata among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts, and Hansberger International Series, and are normally reflected as Trustees’ fees and expenses in the Statement of Operations. The portions of the accrued obligations allocated to the Fund under the Plan are reflected as Deferred Trustees’ fees in the Statement of Assets and Liabilities.

f.  Affiliated Ownership. At September 30, 2013, the Loomis Sayles Funded Pension Plan and Trust and the Loomis Sayles Employees’ Profit Sharing Retirement Plan held shares of the Fund representing 0.06% and 0.14% of net assets, respectively.

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Notes to Financial Statements – continued

September 30, 2013

6.  Class-Specific Transfer Agent Fees and Expenses. For the year ended September 30, 2013, class-specific transfer agent fees and expenses (including sub-transfer agent fees and expenses) for the Fund were as follows:

Transfer Agent Fees and Expenses
Institutional Class	Retail Class	Admin Class	Class N
$7,250,608	$8,456,344	$315,754	$135

7.  Line of Credit. The Fund, together with certain other funds of Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series, participates in a $200,000,000 committed unsecured line of credit provided by State Street Bank, with an individual limit of $125,000,000 for each fund that participates in the line of credit. Interest is charged to each participating fund based on its borrowings at a rate per annum equal to the greater of the Federal Funds rate or overnight LIBOR, plus 1.25%. In addition, a commitment fee of 0.10% per annum, payable at the end of each calendar quarter, is accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit.

For the year ended September 30, 2013, the Fund had no borrowings under these agreements.

8.  Concentration of Risk. The Fund’s investments in foreign securities are subject to foreign currency fluctuations, higher volatility than U.S. securities, varying degrees of regulation and limited liquidity. Greater political, economic, credit and information risks are also associated with foreign securities.

9.  Capital Shares. The Fund may issue an unlimited number of shares of beneficial interest, without par value. Transactions in capital shares were as follows:

	Year Ended September 30, 2013		Year Ended September 30, 2012
Institutional Class	Shares	Amount	Shares	Amount
Issued from the sale of shares	221,796,824	$3,372,879,962	250,394,167	$3,622,164,786
Issued in connection with the reinvestment of distributions	44,182,283	667,939,710	43,460,035	622,162,016
Redeemed	(269,814,290)	(4,088,507,940)	(213,371,853)	(3,075,564,454)

Net change	(3,835,183)	$(47,688,268)	80,482,349	$1,168,762,348

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Notes to Financial Statements – continued

September 30, 2013

9.  Capital Shares – continued.

	Year Ended September 30, 2013		Year Ended September 30, 2012
Retail Class	Shares	Amount	Shares	Amount
Issued from the sale of shares	133,696,303	$2,025,097,434	158,909,793	$2,288,059,092
Issued in connection with the reinvestment of distributions	30,121,027	453,550,157	32,316,064	460,369,080
Redeemed	(192,062,227)	(2,898,523,483)	(183,350,708)	(2,642,347,775)

Net change	(28,244,897)	$(419,875,892)	7,875,149	$106,080,397

Admin Class
Issued from the sale of shares	4,853,051	$73,226,460	7,426,598	$106,452,624
Issued in connection with the reinvestment of distributions	913,752	13,716,196	974,959	13,854,085
Redeemed	(7,883,829)	(118,809,900)	(7,145,302)	(101,828,051)

Net change	(2,117,026)	$(31,867,244)	1,256,255	$18,478,658

Class N*
Issued from the sale of shares	15,930	$240,289	—	$—
Issued in connection with the reinvestment of distributions	31	471	—	—
Redeemed	(1)	(12)	—	—

Net change	15,960	$240,748	—	$—

Increase (decrease) from capital share transactions	(34,181,146)	$(499,190,656)	89,613,753	$1,293,321,403

* From commencement of Class operations on February 1, 2013 through September 30, 2013.

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Report of Independent Registered Public Accounting Firm

To the Trustees of Loomis Sayles Funds I and Shareholders of Loomis Sayles Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Loomis Sayles Bond Fund, a series of Loomis Sayles Funds I (the “Fund”), at September 30, 2013, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

November 21, 2013

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2013 U.S. Tax Distribution Information to Shareholders (Unaudited)

Corporate Dividends Received Deduction. For the fiscal year ended September 30, 2013, 4.44% of dividends distributed by Bond Fund qualify for the dividends received deduction for corporate shareholders.

Qualified Dividend Income. For the fiscal year ended September 30, 2013, the Bond Fund will designate up to the maximum amount allowable pursuant to the Internal Revenue Code as qualified dividend income eligible for reduced tax rates. These lower rates range from 0% to 20% depending on an individual’s tax bracket. If the Fund pays a distribution during calendar year 2013, complete information will be reported in conjunction with Form 1099-DIV.

57  |

Trustee and Officer Information

The tables below provide certain information regarding the trustees and officers of Loomis Sayles Funds I (the “Trust”). Unless otherwise indicated, the address of all persons below is 399 Boylston Street, Boston, MA 02116. The Fund’s Statement of Additional Information includes additional information about the trustees of the Trust and is available by calling Natixis Funds at 800-225-5478.

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES

Charles D. Baker (1956)	Trustee From 2005 to 2009 and since 2011 Contract Review and Governance Committee Member	Executive in Residence at General Catalyst Partners (venture capital and growth equity firm); formerly, President and Chief Executive Officer, Harvard Pilgrim Health Care (health care organization)	42 Director, Athenahealth, Inc. (software company)	Significant experience on the Board; executive experience (including president and chief executive officer of a health care organization and executive officer of a venture capital and growth equity firm)

Daniel M. Cain (1945)	Trustee Since 2003 Chairman of the Contract Review and Governance Committee	Chairman (formerly, President and Chief Executive Officer) of Cain Brothers & Company, Incorporated (investment banking)	42 Director, Sheridan Healthcare Inc. (physician practice management)	Significant experience on the Board and on the board of other business organizations (including at a health care organization); experience in the financial industry (including roles as chairman and former chief executive officer of an investment banking firm)

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Trustee and Officer Information – continued

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES – continued

Kenneth A. Drucker (1945)	Trustee Since 2008 Chairman of the Audit Committee	Retired	42 Formerly, Director, M Fund, Inc. (investment company); Director, Gateway Trust (investment company)	Significant experience on the Board and on the board of other business organizations (including at investment companies); executive experience (including as treasurer of an aerospace, automotive, and metal manufacturing corporation)

Edmond J. English (1953)	Trustee Since 2013 Contract Review and Governance Committee Member	Chief Executive Officer of Bob’s Discount Furniture (retail)	42 Formerly, Director, BJ’s Wholesale Club (retail); formerly, Director, Citizens Financial Group (bank)	Significant experience on the board of other business organizations (including at a retail company and a bank); executive experience (including at a retail company)

Wendell J. Knox (1948)	Trustee Since 2009 Audit Committee Member	Director (formerly, President and Chief Executive Officer) of Abt Associates Inc. (research and consulting)	42 Director, Eastern Bank (bank); Director, The Hanover Insurance Group (property and casualty insurance)	Significant experience on the Board and on the board of other business organizations (including at a bank and at a property and casualty insurance firm); executive experience (including roles as president and chief executive officer of a research and consulting company)

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Trustee and Officer Information – continued

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES – continued

Martin T. Meehan (1956)	Trustee Since 2012 Contract Review and Governance Committee Member	Chancellor and faculty member, University of Massachusetts Lowell	42 None	Experience on the Board and on the board of other business organizations; experience as Chancellor of the University of Massachusetts Lowell; government experience (including as a member of the U.S. House of Representatives); academic experience

Sandra O. Moose (1942)	Chairperson of the Board of Trustees since November 2005 Trustee Since 2003 Ex officio member of the Audit Committee and Contract Review and Governance Committee	President, Strategic Advisory Services (management consulting)	42 Director, Verizon Communications (telecommunications company); Director, AES Corporation (international power company); formerly, Director, Rohm and Haas Company (specialty chemicals)	Significant experience on the Board and on the board of other business organizations (including at a telecommunications company, an international power company and a specialty chemicals corporation); executive experience (including at a management consulting company)

Erik R. Sirri (1958)	Trustee Since 2009 Audit Committee Member	Professor of Finance at Babson College; formerly, Director of the Division of Trading and Markets at the Securities and Exchange Commission	42 None	Significant experience on the Board; experience as Director of the Division of Trading and Markets at the Securities and Exchange Commission; academic experience; training as an economist

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Trustee and Officer Information – continued

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES – continued

Peter J. Smail (1952)	Trustee Since 2009 Contract Review and Governance Committee Member	Retired; formerly, President and Chief Executive Officer of Pyramis Global Advisors (investment management)	42 None	Significant experience on the Board; mutual fund industry and executive experience (including roles as president and chief executive officer for an investment adviser)

Cynthia L. Walker (1956)	Trustee Since 2005 Audit Committee Member	Deputy Dean for Finance and Administration, Yale University School of Medicine; formerly, Executive Dean for Administration, Harvard Medical School	42 None	Significant experience on the Board; executive experience in a variety of academic organizations (including roles as dean for finance and administration)

INTERESTED TRUSTEES

Robert J. Blanding[3] (1947) 555 California Street San Francisco, CA 94104	Trustee Since 2002 President and Chief Executive Officer since 2002	President, Chairman, Director and Chief Executive Officer, Loomis, Sayles & Company, L.P.	42 None	Significant experience on the Board; continuing service as President, Chairman, and Chief Executive Officer of Loomis, Sayles & Company, L.P.

David L. Giunta[4] (1965)	Trustee Since 2011 Executive Vice President since 2008	President and Chief Executive Officer, NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.	42 None	Experience on the Board; continuing experience as President and Chief Executive Officer of NGAM Advisors, L.P.

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Trustee and Officer Information – continued

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INTERESTED TRUSTEES – continued

John T. Hailer[5] (1960)	Trustee Since 2003	President and Chief Executive Officer – U.S. and Asia, Natixis Global Asset Management, L.P.	42 None	Significant experience on the Board; continuing experience as President and Chief Executive Officer – U.S. and Asia, Natixis Global Asset Management, L.P.

[1]

Each trustee serves until retirement, resignation or removal from the Board. The current retirement age is 72. The position of Chairperson of the Board is appointed for a two-year term. Ms. Moose was appointed to serve an additional two-year term as the Chairperson of the Board on November 18, 2011.

[2]

The trustees of the Trust serve as trustees of a fund complex that includes all series of the Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV and Gateway Trust (collectively, the “Natixis Funds Trusts”), Loomis Sayles Funds I and Loomis Sayles Funds II (collectively, the “Loomis Sayles Funds Trusts”), and Hansberger International Series (collectively, the “Fund Complex”).

[3]

Mr. Blanding is deemed an “interested person” of the Trust because he holds the following positions with an affiliated person of the Trust: President, Chairman, Director and Chief Executive Officer of Loomis, Sayles & Company, L.P. and Director of Loomis Sayles Investment Asia Pte., Ltd.

[4]

Mr. Giunta is deemed an “interested person” of the Trust because he holds the following positions with an affiliated person of the Trust: President and Chief Executive Officer of NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.

[5]

Mr. Hailer is deemed an “interested person” of the Trust because he holds the following positions with an affiliated person of the Trust: President and Chief Executive Officer – U.S. and Asia, Natixis Global Asset Management, L.P.

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Trustee and Officer Information – continued

Name and Year of Birth	Position(s) Held with the Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past 5 Years[2]

OFFICERS OF THE TRUST

Coleen Downs Dinneen (1960)	Secretary, Clerk and Chief Legal Officer	Since September 2004	Executive Vice President, General Counsel, Secretary and Clerk, NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.

Daniel J. Fuss (1933) One Financial Center Boston, MA 02111	Executive Vice President	Since June 2003	Vice Chairman and Director, Loomis, Sayles & Company, L.P.

Russell L. Kane (1969)	Chief Compliance Officer, Assistant Secretary and Anti-Money Laundering Officer	Chief Compliance Officer since May 2006; Assistant Secretary since June 2004; and Anti-Money Laundering Officer since April 2007	Chief Compliance Officer for Mutual Funds, Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk, NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.

Michael C. Kardok (1959)	Treasurer, Principal Financial and Accounting Officer	Since October 2004	Senior Vice President, NGAM Advisors, L.P. and NGAM Distribution, L.P.

[1]

Each officer of the Trust serves for an indefinite term in accordance with the Trust’s current by-laws until the date his or her successor is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified.

[2]

Each person listed above, except as noted, holds the same position(s) with the Fund Complex. Mr. Fuss is not an officer of the Natixis Funds Trusts or the Hansberger International Series. Previous positions during the past five years with NGAM Distribution, L.P., NGAM Advisors, L.P. or Loomis, Sayles & Company, L.P. are omitted, if not materially different from a trustee’s or officer’s current position with such entity.

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Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer and persons performing similar functions. There have been no amendments or waivers of the Registrant’s code of ethics during the period.

Item 3.	Audit Committee Financial Expert.

The Board of Trustees of the Registrant has established an audit committee. Ms. Cynthia L. Walker, Mr. Wendell J. Knox and Mr. Kenneth A. Drucker are members of the audit committee and have been designated as “audit committee financial experts” by the Board of Trustees. Each of these individuals is also an Independent Trustee of the Registrant.

Item 4.	Principal Accountant Fees and Services.

Fees billed by the Principal Accountant for services rendered to the Registrant.

The table below sets forth fees billed by the principal accountant, PricewaterhouseCoopers LLP, for the past two fiscal years for professional services rendered in connection with a) the audit of the Registrant’s annual financial statements and services provided in connection with regulatory filings; b) audit-related services (including services that are reasonably related to the performance of the audit of the Registrant’s financial statements and but not reported under “Audit Fees”); c) tax compliance, tax advice and tax planning and d) all other fees billed for professional services rendered by the principal accountant to the Registrant, other than the services reported as a part of (a) through (c) of this Item.

	Audit fees		Audit-related fees[1]		Tax fees[2]		All other fees
	10/1/11- 9/30/12	10/1/12- 9/30/13	10/1/11- 9/30/12	10/1/12- 9/30/13	10/1/11- 9/30/12	10/1/12- 9/30/13	10/1/11- 9/30/12	10/1/12- 9/30/13
Loomis Sayles Funds I	$356,244	$361,587	$4,637	$4,671	$76,010	$77,149	$—	$—

1. Audit-related fees consist of:

2012 & 2013—performance of agreed-upon procedures related to the Registrant’s deferred compensation plan.

2. Tax fees consist of:

2012 & 2013 – review of Registrant’s tax returns.

Aggregate fees billed to the Registrant for non-audit services during 2012 and 2013 were $80,647 and $81,820, respectively.

Fees billed by the Principal Accountant for services rendered to the Adviser and Control Affiliates.

The following table sets forth the fees billed by the Registrant’s principal accountant for non-audit services rendered to Loomis, Sayles & Company, L.P. and entities controlling, controlled by or under common control with Loomis, Sayles & Company, L.P. (“Control Affiliates”) that provide ongoing services to the Registrant, for engagements that related directly to the operations and financial reporting of the Registrant for the last two fiscal years.

	Audit-related fees		Tax fees		All other fees
	10/1/11- 9/30/12	10/1/12- 9/30/13	10/1/11- 9/30/12	10/1/12- 9/30/13	10/1/11- 9/30/12	10/1/12- 9/30/13
Control Affiliates	$—	$—	$6,838	$—	$—	$—

The following table sets forth the aggregate fees billed by the Registrant’s principal accountant for non-audit services rendered to Loomis, Sayles & Company, L.P. and Control Affiliates that provide ongoing services to the Registrant, for the last two fiscal years, including the fees disclosed in the table above.

	Aggregate Non-Audit Fees
	10/1/11-9/30/12	10/1/12-9/30/13
Control Affiliates	$87,658	$73,039

None of the services described above were approved pursuant to (c)(7)(i)(C) of Regulation S-X.

Audit Committee Pre Approval Policies.

Annually, the Registrant’s Audit Committee reviews the audit, audit-related, tax and other non-audit services together with the projected fees, for services proposed to be rendered to the Trust and/or other entities for which pre-approval is required during the upcoming year. Any subsequent revisions to already pre-approved services or fees (including fee increases) and requests for pre-approval of new services would be presented for consideration quarterly as needed.

If, in the opinion of management, a proposed engagement by the Registrant’s independent accountants needs to commence before the next regularly scheduled Audit Committee meeting, any member of the Audit Committee who is an independent Board member is authorized to pre-approve the engagement, but only for engagements to provide audit, audit related and tax services. This approval is subject to review of the full Audit Committee at its next quarterly meeting. All other engagements require the approval of all the members of the Audit Committee.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments.

Included as part of the Report to Shareholders filed as Item 1 herewith.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Securities Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11.	Controls and Procedures.

The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal quarter of the period covered by the report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a) (1)	Code of Ethics required by Item 2 hereof, filed herewith as Exhibit (a)(1).

(a) (2)	Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)), filed herewith as Exhibits (a)(2)(1) and (a)(2)(2), respectively.

(a) (3)	Not applicable.

(b)	Certification of Principal Executive Officer and Principal Financial Officer pursuant to Section 906 of Sarbanes-Oxley Act of 2002 are filed herewith as Exhibit (b).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Loomis Sayles Funds I

By:	/s/ Robert J. Blanding
Name: Robert J. Blanding
Title: President and Chief Executive Officer
Date: November 21, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Robert J. Blanding
Name: Robert J. Blanding
Title: President and Chief Executive Officer
Date: November 21, 2013

By:	/s/ Michael C. Kardok
Name: Michael C. Kardok
Title: Treasurer
Date: November 21, 2013